FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-286173-03

February 24, 2026

BENCHMARK 2026-V21
Mortgage Trust

Free Writing Prospectus
Structural and Collateral Term Sheet

$1,198,474,524
(Approximate Mortgage Pool Balance)

$1,010,463,000
(Approximate Offered Certificates)

GS Mortgage Securities Corporation II Depositor
Commercial Mortgage Pass-Through Certificates, Series 2026-V21

Goldman Sachs Mortgage Company Citi Real Estate Funding Inc. German American Capital Corporation Barclays Capital Real Estate Inc. Bank of Montreal
As Sponsors and Mortgage Loan Sellers

Goldman Sachs & Co. LLC	Deutsche Bank Securities	BMO Capital Markets	Barclays	Citigroup

 Co-Lead Managers and Joint Bookrunners

Academy Securities	Drexel Hamilton, LLC

Co-Managers

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") (SEC File No. 333-286173) (the "Registration Statement") for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus included as part of our Registration Statement (SEC File No. 333-286173) (the “Preliminary Prospectus”) anticipated to be dated February 24, 2026. The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—General Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY
CERTIFICATE SUMMARY OFFERED CERTIFICATES
Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support(3)	Initial Pass-Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$4,368,000	30.000%	[ ]%	(5)	2.74	4/26 – 11/30
Class A-2	Aaa(sf) / AAAsf / AAA(sf)	(6)	30.000%	[ ]%	(5)	(6)	(6)
Class A-3	Aaa(sf) / AAAsf / AAA(sf)	(6)	30.000%	[ ]%	(5)	(6)	(6)
Class X-A	NR / AAAsf / AAA(sf)	$906,571,000(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-B	NR / A-sf / AAA(sf)	$103,892,000(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class A-S	NR / AAAsf / AAA(sf)	$109,586,000	20.375%	[ ]%	(5)	4.97	3/31 – 3/31
Class B	NR /AA-sf / AA-(sf)	$59,773,000	15.125%	[ ]%	(5)	4.97	3/31 – 3/31
Class C	NR / A-sf / A-(sf)	$44,119,000	11.250%	[ ]%	(5)	4.97	3/31 – 3/31

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support(3)	Initial Pass-Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class X-D	NR / BBB-sf / BBB(sf)	$37,003,000(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-F	NR / BB-sf / BB+(sf)	$21,348,000(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-G	NR / B-sf / BB-(sf)	$14,232,000(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-J	NR / NR / NR	$15,655,000(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-K	NR / NR / NR	$39,849,797(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class D	NR / BBB-sf / BBB(sf)	$37,003,000	8.000%	[ ]%	(5)	4.97	3/31 – 3/31
Class F	NR / BB-sf / BB+(sf)	$21,348,000	6.125%	[ ]%	(5)	4.97	3/31 – 3/31
Class G	NR / B-sf / BB-(sf)	$14,232,000	4.875%	[ ]%	(5)	4.97	3/31 – 3/31
Class J	NR / NR / NR	$15,655,000	3.500%	[ ]%	(5)	4.97	3/31 – 3/31
Class K	NR / NR / NR	$39,849,797	0.000%	[ ]%	(5)	4.97	3/31 – 3/31
Class S(9)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class R(10)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings of the certificates shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, LLC (“KBRA” and, together with Moody’s and Fitch, the “Rating Agencies”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. The Rating Agencies have informed us that the “sf” designation in their ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related Rating Agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the related Rating Agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.
(2)	Approximate, subject to a variance of plus or minus 5%. The notional amount of each class of the Class X-A, Class X-B, Class X-D, Class X-F, Class X-G, Class X-J and Class X-K certificates (collectively the “Class X certificates”) is subject to change depending upon the final pricing of the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D, Class F, Class G, Class J and Class K certificates (collectively, the “principal balance certificates” and, together with the Class S and Class X certificates, the “non-VRR certificates”) as follows: (1) if as a result of such pricing the pass-through rate of any class of principal balance certificates whose certificate balance comprises such notional amount is equal to the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), the certificate balance of such class of principal balance certificates may not be part of, and reduce accordingly, such notional amount of the related Class X certificates (or, if as a result of such pricing the pass-through rate of the related Class X certificates is equal to zero, such Class X certificates may not be issued on the closing date), and/or (2) if as a result of such pricing the pass-through rate of any class of principal balance certificates that does not comprise such notional amount of the related Class X certificates is less than the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), such class of principal balance certificates may become a part of, and increase accordingly, such notional amount of the related Class X certificates.
(3)	The initial credit support percentages set forth for the certificates are approximate and, for the Class A-1, Class A-2 and Class A-3 certificates, are represented in the aggregate. The approximate initial credit support percentages shown in the table above do not take into account the VRR interest. However, losses incurred on the mortgage loans will be allocated between the VRR interest and the principal balance certificates, pro rata, in accordance with their respective outstanding balances. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus.
(4)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to each class of certificates having a certificate balance are based on the assumptions set forth under “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY (continued)

Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity or anticipated repayment dates of the mortgage loans or whole loans.

(5)	For each distribution date, the pass-through rates of each class of principal balance certificates will generally be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs (the “WAC Rate”), (iii) the lesser of a specified pass-through rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage.
(6)	The exact initial certificate balances of the Class A-2 and Class A-3 certificates are unknown and will be determined based on the final pricing of those classes of certificates. However, the respective initial certificate balance, weighted average life and principal window of the Class A-2 and Class A-3 certificates are expected to be within the applicable ranges reflected in the following chart. The initial aggregate certificate balance of the Class A-2 and Class A-3 certificates is expected to be approximately $792,617,000, subject to a variance of plus or minus 5%.
Class of Certificates	Expected Range of Initial Certificate Balance	Expected Range of Wtd. Avg. Life (Yrs)	Expected Range of Principal Window
Class A-2	$0 – $375,000,000	NAP – 4.82	NAP / 11/30 – 2/31
Class A-3	$417,617,000 – $792,617,000	4.95 – 4.89	2/31 – 3/31 / 11/30 – 3/31
(7)	The Class X certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of the Class X certificates at its respective pass-through rate based upon its respective notional amount. The notional amount of each class of the Class X certificates will be equal to the aggregate certificate balances of the related classes of certificates (the “related Class X class”) indicated below.

Class	Related Class X Class(es)
Class X-A	Class A-1, Class A-2, Class A-3 and Class A-S certificates
Class X-B	Class B and Class C certificates
Class X-D	Class D certificates
Class X-F	Class F certificates
Class X-G	Class G certificates
Class X-J	Class J certificates
Class X-K	Class K certificates
(8)	The pass-through rate of each class of the Class X certificates for any distribution date will equal the excess, if any, of (i) the WAC Rate, over (ii) the pass-through rate (or the weighted average of the pass-through rates, if applicable) of the related Class X class(es) for that distribution date, as described in the Preliminary Prospectus.
(9)	The Class S certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Non-VRR Percentage Excess interest accruing after the related anticipated repayment date on any mortgage loan with an anticipated repayment date will, to the extent collected, be allocated to the Class S certificates and the VRR interest, as described under “Description of the Certificates—Distributions—Excess Interest” in the Preliminary Prospectus. The Class S certificates will not be entitled to distributions in respect of principal or interest other than excess interest. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—ARD Loans” in the Preliminary Prospectus.
(10)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate real estate mortgage investment conduits (each, a “REMIC”), as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

VRR INTEREST SUMMARY

Non-Offered Eligible Vertical Interests(1)	Approximate Initial VRR Interest Balance	Approximate Initial VRR Interest Rate	VRR Interest Rate Description	Wtd. Avg. Life (Yrs)(2)	Principal Window(2)
RR Interest	$39,049,460	[__]%	(3)	4.90	4/26 – 3/31
Class RR Certificates	$20,874,267	[__]%	(3)	4.90	4/26 – 3/31

(1)	Each of the RR interest and the Class RR certificates will constitute an “eligible vertical interest” (as such term is defined in the Credit Risk Retention Rules) (the Class RR certificates and the RR interest collectively, the “VRR interest”) and is expected to be acquired and retained by the applicable sponsors (or their “majority-owned affiliates”, as such term is defined in the Credit Risk Retention Rules) as described under “Credit Risk Retention” in the Preliminary Prospectus. The VRR interest represents the right to receive approximately 5.0% of all amounts collected on the mortgage loans (net of all expenses of the issuing entity) that are available for distribution to the certificates (other than the Class R certificates) and the RR interest on each Distribution Date, as further described under “Credit Risk Retention” in the Preliminary Prospectus.
(2)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to the VRR interest are based on the assumptions described in “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity or anticipated repayment dates of the mortgage loans or whole loans.
(3)	Although it does not have a specified pass-through rate (other than for tax reporting purposes), the effective interest rate for the RR interest and the Class RR certificates will be a per annum rate equal to the weighted average of the net mortgage interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs.

The Class X-D, Class X-F, Class X-G, Class X-J, Class X-K, Class D, Class F, Class G, Class J, Class K, Class S, Class R and Class RR certificates and the RR interest are not offered by this Term Sheet. Any information in this Term Sheet concerning such non-offered certificates or the RR interest is presented solely to enhance your understanding of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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KEY FEATURES OF THE CERTIFICATES
Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$1,198,474,524
Number of Mortgage Loans	41
Number of Mortgaged Properties	68
Average Cut-off Date Mortgage Loan Balance	$29,231,086
Weighted Average Mortgage Interest Rate	6.54250%
Weighted Average Remaining Term to Maturity Date/ARD (months)(3)	59
Weighted Average Remaining Amortization Term (months)(4)	360
Weighted Average Cut-off Date LTV Ratio(5)	59.6%
Weighted Average Maturity Date/ARD LTV Ratio(6)	59.4%
Weighted Average Underwritten NCF Debt Service Coverage Ratio	1.84x
Weighted Average Debt Yield on Underwritten NOI	12.5%
% of Mortgage Loans with Mezzanine Debt	4.3%
% of Mortgage Loans with Subordinate Debt(7)	14.7%
% of Mortgage Loans with Preferred Equity	2.7%
% of Mortgage Loans with Single Tenants(8)	13.6%

(1)	With respect to 12 mortgage loans, representing approximately 49.1% of the initial pool balance, with one or more related pari passu companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF, rooms or unit calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. With respect to three mortgage loans, representing approximately 14.7% of the initial pool balance, with one or more related subordinate companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF or unit calculations presented in this Term Sheet are calculated without regard to the related subordinate companion loan(s). Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.
(2)	Subject to a variance of plus or minus 5%.
(3)	With respect to two mortgage loans, representing approximately 7.3% of the initial pool balance, each such mortgage loan has an anticipated repayment date and, unless otherwise indicated, is presented as if it matured on its anticipated repayment date.
(4)	With respect to Weighted Average Remaining Amortization Term (months), Loan No. 16 (535 & 545 5th Avenue) is excluded from such calculation as it is subject to a fixed amortization schedule.
(5)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value (which in certain cases may reflect a portfolio premium valuation). With respect to five mortgage loans (12.8% of the initial pool balance) the respective Cut-off Date LTV Ratio was calculated based upon a valuation other than an “as-is” value of each related mortgaged property. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making any adjustments is 60.2%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Cut-off Date LTV Ratio.
(6)	Unless otherwise indicated, the Maturity Date/ARD LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to five mortgage loans (12.8% of the initial pool balance) the respective Maturity Date/ARD LTV Ratios were calculated using a valuation other than an “as-is” value of each related mortgaged property. The weighted average Maturity Date/ARD LTV Ratio for the mortgage pool without making such adjustments is 59.9%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.
(7)	The CityCenter (Aria & Vdara) mortgage loan (7.9% of the initial pool balance) is part of a whole loan that includes four subordinate companion notes that are generally subordinate in right of payment to the related mortgage loan (the “CityCenter (Aria & Vdara) Subordinate Companion Loan”). The CityCenter (Aria & Vdara) Subordinate Companion Loan has an outstanding principal balance of $902,200,000 as of the Cut-off Date. The Seneca One mortgage loan (4.3% of the initial pool balance) is part of a whole loan that includes one subordinate companion note that is generally subordinate in right of payment to the related mortgage loan (the “Seneca One Subordinate Companion Loan”). The Seneca One Subordinate Companion Loan has an outstanding principal balance of $14,000,000 as of the Cut-off Date. The Torrey Heights mortgage loan (2.5% of the initial pool balance) is part of a whole loan that includes three subordinate companion notes that are generally subordinate in right of payment to the related mortgage loan (the “Torrey Heights Subordinate Companion Loan”). The Torrey Heights Subordinate Companion Loan has an outstanding principal balance of $98,500,000 as of the Cut-off Date. See “Description of the Mortgage Pool—The Whole Loans” and “Description of the Mortgage Pool—Additional Indebtedness” in the Preliminary Prospectus.
(8)	Excludes mortgage loans that are secured by multiple properties with multiple tenants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5

KEY FEATURES OF THE CERTIFICATES (continued)

Co-Lead Managers and Joint Bookrunners:	Goldman Sachs & Co. LLC Citigroup Global Markets Inc. Deutsche Bank Securities Inc. Barclays Capital Inc. BMO Capital Markets Corp.
Co-Managers:	Academy Securities, Inc. Drexel Hamilton, LLC
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$1,198,474,524
Master Servicer:	KeyBank National Association
Primary Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Special Servicer:	Torchlight Loan Services, LLC
Certificate Administrator:	Computershare Trust Company, National Association
Trustee:	Computershare Trust Company, National Association
Operating Advisor:	BellOak, LLC
Asset Representations Reviewer:	BellOak, LLC
U.S. Credit Risk Retention:

For a discussion of the manner by which Goldman Sachs Mortgage Company, as retaining sponsor, intends to satisfy the credit risk requirements of the Credit Risk Retention Rules, see “Credit Risk Retention” in the Preliminary Prospectus.

Pricing:	Week of March 2, 2026
Closing Date:	March 26, 2026
Cut-off Date:

For each mortgage loan, the related due date for such mortgage loan in March 2026 (or, in the case of any mortgage loan that has its first due date after March 2026, the date that would have been its due date in March 2026 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month).

Determination Date:	The 11th day of each month or next business day, commencing in April 2026
Distribution Date:	The 4th business day after the Determination Date, commencing in April 2026
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	March 2059
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to the Class X-A and Class X-B certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

6

COLLATERAL OVERVIEW
■	$1,010,463,000 (Approximate) New-Issue Multi-Borrower CMBS:
—	Overview: The mortgage pool consists of 41 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,198,474,524 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $29,231,086 and are secured by 68 mortgaged properties located throughout 20 states and the District of Columbia
—	LTV: 59.6% weighted average Cut-off Date LTV Ratio
—	DSCR: 1.84x weighted average Underwritten NCF Debt Service Coverage Ratio
—	Debt Yield: 12.5% weighted average Debt Yield on Underwritten NOI
—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3
■	Loan Structural Features:
—	Amortization: 19.1% of the mortgage loans by Initial Pool Balance have scheduled amortization as follows:
-	6.8% of the mortgage loans by Initial Pool Balance have scheduled amortization for the entire term with a balloon payment due at maturity
-	7.3% of the mortgage loans by Initial Pool Balance have scheduled amortization following its anticipated repayment date
-	5.0% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity
—	Hard Lockboxes: 61.9% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place
—	Cash Traps: 95.0% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.04x DSCR and 7.0% Debt Yield on Underwritten NOI, that fund an excess cash flow reserve
—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:
-	Real Estate Taxes: 32 mortgage loans representing 70.5% of the Initial Pool Balance
-	Insurance: 19 mortgage loans representing 32.3% of the Initial Pool Balance
-	Replacement Reserves: 29 mortgage loans representing 61.8% of the Initial Pool Balance
-	Tenant Improvements / Leasing Commissions: 10 mortgage loans representing 44.6% of the portion of the Initial Pool Balance that is secured by office, mixed use, retail and industrial properties only
—	Predominantly Defeasance: 75.1% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period
■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—   Mixed Use: 25.7% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

—   Office: 20.5% of the mortgaged properties by allocated Initial Pool Balance are office properties

—   Hospitality: 19.4% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—   Multifamily: 16.0% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—   Industrial: 8.1% of the mortgaged properties by allocated Initial Pool Balance are industrial properties

■	Geographic Diversity: The mortgaged properties are located throughout 20 states and the District of Columbia with 10 states having greater than 5.0% of the allocated Initial Pool Balance: New York (14.2%), California (13.2%), Pennsylvania (9.2%), Florida (9.0%), Texas (8.3%), Nevada (7.9%), Missouri (6.6%), Ohio (6.5%), Indiana (5.9%) and Louisiana (5.1%).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

7

COLLATERAL OVERVIEW (continued)

Mortgage Loans by Mortgage Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance	Roll-up Aggregate Cut-off Date Balance	Roll-up Aggregate % of Cut-off Date Balance
Goldman Sachs Mortgage Company	12	23	$360,795,300	30.1%	$408,295,300	34.1%
Citi Real Estate Funding Inc.	13	20	387,485,353	32.3	417,485,353	34.8
German American Capital Corporation	10	11	181,323,871	15.1	228,823,871	19.1
Barclays Capital Real Estate Inc.	3	11	92,870,000	7.7	92,870,000	7.7
Bank of Montreal	1	1	51,000,000	4.3	51,000,000	4.3
Goldman Sachs Mortgage Company / Citi Real Estate Funding Inc. / German American Capital Corporation	1	1	95,000,000	7.9	0	0.0
German American Capital Corporation / Goldman Sachs Mortgage Company	1	1	30,000,000	2.5	0	0.0
Total	41	68	$1,198,474,524	100.0%	$1,198,474,524	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF/Units/ Rooms/ Pads	Loan Purpose	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
CityCenter (Aria & Vdara)	$95,000,000	7.9%	Hospitality	5,349	Refinance	4.46x	24.8%	36.2%
400 Arcola Road	90,000,000	7.5	Mixed Use	796,633	Refinance	1.28x	8.9%	64.7%
City Foundry STL	75,000,000	6.3	Mixed Use	337,828	Refinance	1.46x	10.6%	60.9%
Energy Centre	61,000,000	5.1	Office	757,275	Refinance	1.89x	13.7%	59.2%
HKB Portfolio	60,000,000	5.0	Hospitality	1,454	Refinance	1.75x	16.1%	61.2%
9885 Innovation Campus	57,940,000	4.8	Industrial	352,012	Acquisition	1.52x	10.1%	64.9%
Seneca One	51,000,000	4.3	Mixed Use	915,577	Refinance	2.20x	15.9%	42.3%
Haven Leased Fee Portfolio	50,000,000	4.2	Other	2,206,442	Refinance	1.10x	6.1%	75.9%
Volara Apartments	44,000,000	3.7	Multifamily	480	Refinance	1.42x	10.0%	62.9%
Brandywine Building	41,000,000	3.4	Office	400,198	Refinance	1.82x	14.3%	64.9%
Top 10 Total / Wtd. Avg.	$624,940,000	52.1%				2.02x	13.6%	58.0%
Remaining Total / Wtd. Avg.	573,534,524	47.9				1.64x	11.4	61.4
Total / Wtd. Avg.	$1,198,474,524	100.0%				1.84x	12.5%	59.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

8

COLLATERAL OVERVIEW (continued)

Whole Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans(1)	Aggregate Pari Passu Companion Loan Cut-off Date Balance(1)	Aggregate Subordinate Companion Loan Cut-off Date Balance(1)	Whole Loan Cut-off Date Balance	Controlling Pooling/Trust & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
CityCenter (Aria & Vdara)	$95,000,000	7.9%	25	$2,452,800,000	$902,200,000	$3,450,000,000	BX 2025-ARIA	Trimont	Trimont
400 Arcola Road	$90,000,000	7.5%	3	$60,000,000	NAP	$150,000,000	Benchmark 2026-V21	KeyBank	Torchlight
City Foundry STL	$75,000,000	6.3%	1	$22,000,000	NAP	$97,000,000	Benchmark 2026-V21	KeyBank	Torchlight
HKB Portfolio	$60,000,000	5.0%	1	$19,500,000	NAP	$79,500,000	Benchmark 2026-V21	KeyBank	Torchlight
Seneca One	$51,000,000	4.3%	1	$20,000,000	$14,000,000	$85,000,000	Benchmark 2026-V21	KeyBank	Torchlight
Haven Leased Fee Portfolio	$50,000,000	4.2%	7	$110,000,000	NAP	$160,000,000	WFCM 2026-5C8(2)	Trimont	Argentic
Crossroads I, II, & IV	$33,500,000	2.8%	1	$20,000,000	NAP	$53,500,000	Benchmark 2026-V21	KeyBank	Torchlight
Torrey Heights	$30,000,000	2.5%	8	$336,500,000	$98,500,000	$465,000,000	TORY 2026-HGTS	Trimont	Trimont
535 & 545 5th Avenue	$29,983,871	2.5%	10	$279,849,462	NAP	$309,833,333	Benchmark 2026-V20	Midland	Rialto
Del Rey Campus	$25,000,000	2.1%	1	$55,000,000	NAP	$80,000,000	(3)	KeyBank(3)	Torchlight(3)
Marriott Monterey	$25,000,000	2.1%	1	$50,000,000	NAP	$75,000,000	(3)	KeyBank(3)	Torchlight(3)
Project Broadview	$24,437,800	2.0%	3	$155,000,000	NAP	$179,437,800	Benchmark 2026-V20	Midland	Rialto

(1)	Each companion loan is pari passu in right of payment to its related mortgage loan. Each subordinate companion loan is subordinate in right of payment to its related mortgage loan.
(2)	The WFCM 2026-5C8 securitization is expected to close in March 2026.
(3)	In the case of each of the Del Rey Campus mortgage loan and the Marriott Monterey mortgage loan, until the securitization of the related controlling pari passu companion loan, the related mortgage loan (and therefore the related whole loan) will be serviced and administered pursuant to the pooling and servicing agreement for the Benchmark 2026-V21 securitization transaction by the parties thereto. Upon the securitization of the related controlling pari-passu companion loan, servicing of the related mortgage loan (and therefore the related whole loan) will shift to the servicers under the servicing agreement with respect to such future securitization transaction, which servicing agreement will become the Controlling Pooling/Trust & Servicing Agreement.

Mortgage Loans with Existing Mezzanine Debt

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Total Debt Cut-off Date Balance	Wtd. Avg. Cut-off Date Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV Ratio	Cut-off Date Total Debt LTV Ratio	Cut-off Date Mortgage Loan UW NCF DSCR	Cut-off Date Total Debt UW NCF DSCR
Seneca One	$51,000,000	$34,500,000.00	$119,500,000	7.81422594142259%	42.3%	71.1%	2.20x	1.07x

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

9

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
CityCenter (Aria & Vdara)	Las Vegas	Nevada	Hospitality	$95,000,000	7.9%	BX 2021-ARIA
TIBC 1 (A&C)	Tampa	Florida	Office	$4,700,000	0.4%	SGCP 2018-FL1
Williamsburg North	Indianapolis	Indiana	Multifamily	$37,500,000	3.1%	FHMS Q019, MBI 2022-Q019, ACREC 2021-FL1, ARCLO 2020-FL1
535 & 545 5th Avenue	New York	New York	Mixed Use	$29,983,871	2.5%	MSBAM 2015-C24
484-526 Myrtle Avenue	Brooklyn	New York	Retail	$28,500,000	2.4%	CGCMT 2019-C7, RCMT 2019-6, BMARK 2020-B16
Arterra Apartments	Dallas	Texas	Multifamily	$25,000,000	2.1%	ARCLO 2021-FL4
117-123 Ludlow Street	Yonkers	New York	Multifamily	$9,000,000	0.8%	FRESB 2018-SB46, FRESB 2019-SB65
Van Cortland Multifamily Portfolio	Yonkers	New York	Multifamily	$9,000,000	0.8%	FRESB 2019-SB67, FRESB 2020-SB77

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of each such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the related mortgage loan seller.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

10

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Mixed Use	6	$307,983,871	25.7%	1.58x	58.9%	11.0%
Lab/Office	2	120,000,000	10.0%	1.49x	61.2%	9.4%
Retail/Office	2	104,983,871	8.8%	1.41x	61.6%	10.3%
Multifamily/Office/Retail	1	51,000,000	4.3%	2.20x	42.3%	15.9%
Office/Retail/Multifamily	1	32,000,000	2.7%	1.51x	67.9%	11.2%
Office	14	245,851,015	20.5%	1.81x	60.7%	13.5%
Suburban	10	135,175,000	11.3%	1.77x	60.3%	13.1%
CBD	2	102,000,000	8.5%	1.86x	61.5%	13.9%
Medical	2	8,676,015	0.7%	1.86x	56.2%	13.4%
Hospitality	14	233,000,000	19.4%	2.94x	50.0%	19.3%
Full Service	5	154,005,660	12.9%	3.53x	44.3%	21.6%
Limited Service	6	43,716,981	3.6%	1.91x	62.0%	15.2%
Extended Stay	1	26,000,000	2.2%	1.65x	59.1%	13.8%
Select Service	2	9,277,358	0.8%	1.75x	61.2%	16.1%
Multifamily	11	192,210,000	16.0%	1.37x	64.7%	9.4%
Garden	8	168,910,000	14.1%	1.38x	64.3%	9.5%
Low Rise	2	18,000,000	1.5%	1.31x	67.2%	8.9%
Mid Rise	1	5,300,000	0.4%	1.30x	68.8%	8.1%
Industrial	7	96,842,362	8.1%	1.61x	64.0%	10.6%
Flex	1	57,940,000	4.8%	1.52x	64.9%	10.1%
Manufacturing	1	15,600,000	1.3%	1.84x	63.9%	12.5%
Warehouse/Distribution	3	12,034,920	1.0%	1.79x	59.6%	10.9%
Warehouse	1	7,100,000	0.6%	1.38x	67.0%	9.6%
R&D	1	4,167,442	0.3%	1.79x	59.6%	10.9%
Other	6	50,000,000	4.2%	1.10x	75.9%	6.1%
Leased Fee	6	50,000,000	4.2%	1.10x	75.9%	6.1%
Retail	3	42,514,923	3.5%	1.50x	61.7%	9.8%
Anchored	1	28,500,000	2.4%	1.41x	59.1%	9.1%
Shadow Anchored	1	10,355,500	0.9%	1.66x	69.5%	11.3%
Single Tenant	1	3,659,423	0.3%	1.79x	59.6%	10.9%
Manufactured Housing	5	17,810,353	1.5%	1.43x	63.8%	9.9%
Manufactured Housing	5	17,810,353	1.5%	1.43x	63.8%	9.9%
Self Storage	2	12,262,000	1.0%	1.61x	47.8%	9.5%
Self Storage	2	12,262,000	1.0%	1.61x	47.8%	9.5%
Total / Wtd. Avg.	68	$1,198,474,524	100.0%	1.84x	59.6%	2.5%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

11

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
New York	10	$170,518,949	14.2%	$930,200,000	8.6%	$56,610,241	6.5%
California	8	157,790,803	13.2	1,172,636,014	10.9	74,845,285	8.5
Pennsylvania	3	109,913,639	9.2	266,800,000	2.5	15,888,892	1.8
Florida	7	107,720,755	9.0	205,300,000	1.9	16,546,962	1.9
Texas	6	99,670,000	8.3	164,200,000	1.5	9,849,814	1.1
Nevada	1	95,000,000	7.9	7,032,800,000	65.3	632,399,759	72.1
Missouri	2	79,633,750	6.6	177,870,000	1.7	11,157,093	1.3
Ohio	4	78,359,315	6.5	127,150,000	1.2	8,701,796	1.0
Indiana	4	70,706,443	5.9	116,900,000	1.1	8,208,743	0.9
Louisiana	1	61,000,000	5.1	103,000,000	1.0	8,365,206	1.0
Georgia	8	44,622,931	3.7	153,900,000	1.4	12,154,098	1.4
Delaware	1	41,000,000	3.4	63,200,000	0.6	5,853,959	0.7
District of Columbia	1	32,000,000	2.7	47,100,000	0.4	3,577,874	0.4
New Jersey	3	19,307,188	1.6	59,600,000	0.6	3,047,360	0.3
New Mexico	1	7,640,000	0.6	11,070,000	0.1	746,376	0.1
North Carolina	1	5,100,000	0.4	8,400,000	0.1	704,313	0.1
Virginia	2	5,023,747	0.4	41,400,000	0.4	2,390,391	0.3
Michigan	2	4,615,000	0.4	7,100,000	0.1	518,640	0.1
West Virginia	1	3,659,423	0.3	46,000,000	0.4	2,875,103	0.3
Washington	1	2,982,581	0.2	36,500,000	0.3	2,583,512	0.3
Arizona	1	2,210,000	0.2	3,400,000	0.0	222,407	0.0
Total	68	$1,198,474,524	100.0%	$10,774,526,014	100.0%	$877,247,822	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

12

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
2,210,000 - 9,999,999	9	$60,135,000	5.0%
10,000,000 - 19,999,999	8	113,677,853	9.5
20,000,000 - 29,999,999	9	226,721,671	18.9
30,000,000 - 39,999,999	4	133,000,000	11.1
40,000,000 - 49,999,999	3	125,000,000	10.4
50,000,000 - 95,000,000	8	539,940,000	45.1
Total	41	$1,198,474,524	100.0%

Distribution of Underwritten NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.10 - 1.49	17	$475,379,224	39.7%
1.50 - 1.99	19	509,595,300	42.5
2.00 - 2.49	4	118,500,000	9.9
2.50 - 4.46	1	95,000,000	7.9
Total	41	$1,198,474,524	100.0%

(1)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)(2)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	35	$969,565,300	80.9%
Interest Only - ARD	2	87,940,000	7.3
Amortizing Balloon	3	80,969,224	6.8
Interest Only, Amortizing Balloon	1	60,000,000	5.0
Total	41	$1,198,474,524	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity.
(2)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	18	$741,736,671	61.9%
Springing	18	345,675,853	28.8
Hard (Commercial); Soft (Residential)	1	51,000,000	4.3
Soft	3	47,800,000	4.0
None	1	12,262,000	1.0
Total	41	$1,198,474,524	100.0%

Distribution of Cut-off Date LTV Ratios(1)

Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
36.2 - 39.9	1	$95,000,000	7.9%
40.0 - 49.9	2	63,262,000	5.3
50.0 - 59.9	10	292,412,800	24.4
60.0 - 75.9	28	747,799,724	62.4
Total	41	$1,198,474,524	100.0%

(1)	See footnotes (1) and (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios(1)
Range of Maturity Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
36.2 - 39.9	1	$95,000,000	7.9%
40.0 - 49.9	3	103,262,000	8.6
50.0 - 59.9	11	323,398,153	27.0
60.0 - 75.9	26	676,814,371	56.5
Total	41	$1,198,474,524	100.0%

(1)	See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	36	$1,075,081,724	89.7%
Acquisition	4	98,955,000	8.3
Recapitalization	1	24,437,800	2.0
Total	41	$1,198,474,524	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
4.9683 - 5.9999	6	$152,685,153	12.7%
6.0000 - 6.4999	16	342,205,500	28.6
6.5000 - 6.9999	13	439,600,000	36.7
7.0000 - 7.4160	6	263,983,871	22.0
Total	41	$1,198,474,524	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

13

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
6.1 - 8.9	6	$178,670,000	14.9%
9.0 - 9.9	10	189,971,224	15.9
10.0 - 10.9	8	275,487,800	23.0
11.0 - 11.9	4	71,970,500	6.0
12.0 - 12.9	1	15,600,000	1.3
13.0 - 13.9	5	142,275,000	11.9
14.0 - 24.8	7	324,500,000	27.1
Total	41	$1,198,474,524	100.0%

(1)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
6.1 - 8.9	8	$244,670,000	20.4%
9.0 - 9.9	10	225,911,224	18.8
10.0 - 10.9	8	215,903,300	18.0
11.0 - 11.9	2	29,615,000	2.5
12.0 - 12.9	7	198,875,000	16.6
13.0 - 23.9	6	283,500,000	23.7
Total	41	$1,198,474,524	100.0%

(1)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
24	1	$60,000,000	5.0%

Distribution of Original Terms to Maturity Date (1)(2)
Original Term to Maturity Date (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	41	$1,198,474,524	100.0%
Total	41	$1,198,474,524	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity.
(2)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Terms to Maturity Date(1)(2)
Range of Remaining Terms to Maturity Date (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
57 - 59	20	$522,832,024	43.6%
60	21	675,642,500	56.4
Total	41	$1,198,474,524	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity.
(2)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	37	$1,057,505,300	88.2%
360	3	110,985,353	9.3
(2)	1	29,983,871	2.5
Total	41	$1,198,474,524	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity.
(2)	Loan No. 16 (535 & 545 5th Avenue) is subject to a fixed amortization schedule.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	37	$1,057,505,300	88.2%
359	1	10,985,353	0.9
360	2	100,000,000	8.3
(2)	1	29,983,871	2.5
Total	41	$1,198,474,524	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity.
(2)	Loan No. 16 (535 & 545 5th Avenue) is subject to a fixed amortization schedule.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	27	759,803,653	63.4
Yield Maintenance	11	298,087,000	24.9
Yield Maintenance or Defeasance	3	140,583,871	11.7
Total	41	$1,198,474,524	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Real Estate Tax	32	$845,512,853	70.5%
Replacement Reserves(1)	29	$740,409,724	61.8%
TI/LC(2)	10	$308,875,000	44.6%
Insurance	19	$387,395,353	32.3%

(1)	Includes mortgage loans with FF&E reserves.
(2)	Percentage of total retail, office, industrial and mixed use properties only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

14

STRUCTURAL OVERVIEW

Allocations Between

the Non-VRR Certificates

and the VRR Interest	On each Distribution Date, the aggregate amount available for distributions to holders of the non-VRR certificates and the VRR interest owners (net of specified expenses of the issuing entity, including fees payable to, and costs and expenses reimbursable to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor and the asset representations reviewer) will be allocated to (a) the VRR interest, in an amount equal to the product of such amount multiplied by approximately 5% (the “VRR Percentage”) and (b) the non-VRR certificates, in an amount equal to the product of such amount multiplied by the difference between 100% and the VRR Percentage (the “Non-VRR Percentage”).

Distributions	On each Distribution Date, funds available for distribution to holders of the non-VRR certificates (other than the Class S certificates), net of any excess interest, yield maintenance charges and prepayment premiums, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds allocated to the non-VRR certificates (other than the Class S certificates)):
1.	Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class X-D, Class X-F, Class X-G, Class X-J and Class X-K certificates, in respect of interest, up to an amount equal to, and pro rata in accordance with, the interest entitlements for those classes.
2.	Class A-1, Class A-2 and Class A-3 certificates: to the extent of funds available for distribution of principal, in reduction of the then-outstanding certificate balances of those classes, in the following priority:

(i) to the Class A-1 certificates until their certificate balance is reduced to zero, then (ii) to the Class A-2 certificates until their certificate balance is reduced to zero, all remaining funds available for distribution of principal to the principal balance certificates after the distributions to Class A-1 in clause (i) above and then (iii) to the Class A-3 certificates until their certificate balance is reduced to zero, all remaining funds available for distribution of principal to the principal balance certificates after the distributions to Class A-2 in clause (ii) above

However, if the certificate balances of each class of principal balance certificates other than the Class A-1, Class A-2 and Class A-3 certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those principal balance certificates, funds available for distributions of principal to the principal balance certificates will be distributed to the Class A-1, Class A-2 and Class A-3 certificates, pro rata, based on their respective certificate balances.

3.	Class A-1, Class A-2 and Class A-3 certificates: first, (i) up to an amount equal to, and pro rata based upon, the aggregate unreimbursed realized losses previously allocated to each such class, then (ii) interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2 and Class A-3 certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
5.	Class B certificates: (i) first, to interest on the Class B certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3 and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class B certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
6.	Class C certificates: (i) first, to interest on the Class C certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

15

STRUCTURAL OVERVIEW (continued)

Distributions

(continued)

7.	Class D certificates: (i) first, to interest on the Class D certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S, Class B and Class C certificates), to principal on the Class D certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class D certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
8.	Class F certificates: (i) first, to interest on the Class F certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C and Class D certificates), to principal on the Class F certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class F certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
9.	Class G certificates: (i) first, to interest on the Class G certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D and Class F certificates), to principal on the Class G certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class G certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
10.	Class J certificates: (i) first, to interest on the Class J certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D, Class F and Class G certificates), to principal on the Class J certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class J certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
11.	Class K certificates: (i) first, to interest on the Class K certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D, Class F, Class G and Class J certificates), to principal on the Class K certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class K certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
Realized Losses	The certificate balances of the principal balance certificates and outstanding balance of the VRR interest will each be reduced without distribution on any Distribution Date as a write off to the extent of any loss realized on the mortgage loans allocated to each class of principal balance certificates or the VRR interest, as applicable, on such Distribution Date. On each Distribution Date, the Non-VRR Percentage of any such loss realized on the mortgage loans will be applied to the principal balance certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class K certificates; then to the Class J certificates; then to the Class G certificates; then, to the Class F certificates; then, to the Class D certificates; then, to the Class C certificates; then, to the Class B certificates; then, to the Class A-S certificates, and, finally pro rata, to the Class A-1, Class A-2 and Class A-3 certificates, based on their then-current respective certificate balances.

The notional amount of each class of Class X certificates will be reduced to reflect reductions in the certificate balances of the related Class X certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

16

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums

and Yield Maintenance

Charges	On each Distribution Date, the VRR Percentage of any yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed to the VRR Interest Owners, and the Non-VRR Percentage of any yield maintenance charge collected on the mortgage loans during the one-month period ending on the related Determination Date is required to be distributed as follows: (a) pro rata, between (i) the group (the “YM Group A”) of the Class A-1, Class A-2, Class A-3, Class A-S and Class X-A certificates, (ii) the group (the “YM Group B”) of the Class X-B, Class B and Class C certificates, and (iii) the group (together with the YM Group A and the YM Group B, the “YM Groups”) of the Class X-D and Class D Certificates based upon the aggregate amount of principal distributed to the classes of principal balance certificates in each YM Group on such Distribution Date; and (b) as among the respective classes of principal balance certificates in each YM Group in the following manner: (i) each class of principal balance certificates in such YM Group will be entitled to receive on each Distribution Date the portion of such yield maintenance charge in an amount equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of principal balance certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the principal balance certificates in such YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (ii) the portion of such yield maintenance charge allocated to such YM Group remaining after such distributions to the applicable classes of principal balance certificates, will be distributed to the class of Class X Certificates in such YM Group. If there is more than one class of principal balance certificates in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes, the aggregate amount of such yield maintenance charges will be allocated among all such classes of Principal Balance Certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-F, Class X-G, Class X-J, Class X-K, Class S or Class R certificates. Instead, after the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C and Class D certificates have been reduced to zero, the Non-VRR Percentage of all prepayment premiums and yield maintenance charges with respect to mortgage loans allocated to the certificateholders will be distributed by the certificate administrator pro rata to holders of the Class F, Class G, Class J and Class K certificates (based on their respective certificate balances). For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A-1 to the Preliminary Prospectus. See also “Certain Legal Aspects of Mortgage Loans” in the Preliminary Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Certificates—Allocation of Yield Maintenance Charges and Prepayment Premiums” in the Preliminary Prospectus.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C and Class D certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided that if such discount rate is greater than or equal to the mortgage loan rate on such mortgage loan, but less than the pass-through rate described in the preceding sentence, the Base Interest Fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

17

STRUCTURAL OVERVIEW (continued)
Non-Serviced Loans	The CityCenter (Aria & Vdara), Haven Leased Fee Portfolio, Torrey Heights, 535 & 545 5th Avenue and Project Broadview mortgage loans are referred to in this Term Sheet as “non-serviced loans”. Each of the Del Rey Campus and Marriott Monterey mortgage loans (each, a “servicing shift mortgage loan”) will become a “non-serviced loan” upon the securitization of the related controlling companion loan. The non-serviced loans and related companion loans are being, or are expected to be, serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loans and the related companion loans will be, or are expected to be, effected in accordance with, the related Controlling PSA set forth under the “Whole Loan Summary” table above and the related co-lender agreement. Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will be governed by the related Controlling PSA and the related co-lender agreements. The Controlling PSA provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The non-serviced loans are discussed further under “—Whole Loans” below.
Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan, and, with respect to each serviced mortgage loan and serviced whole loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related serviced mortgage loan or serviced whole loan, as applicable, and, in the case of P&I advances, subject to reduction in connection with any appraisal reduction amounts that may occur. Notwithstanding the foregoing, servicing advances for the non-serviced loans will be made by the parties of, and pursuant to, the applicable Controlling PSA (as discussed under “—Whole Loans” below).

A “serviced mortgage loan” is any mortgage loan other than a non-serviced mortgage loan.

Appraisal Reduction

Amounts	An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced mortgage loan or serviced whole loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any appraisal reduction amount calculated with respect to a whole loan will be allocated, first, to any related subordinate companion loan, up to its outstanding principal balance, and then, to the related mortgage loan and pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of any non-serviced loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related Controlling PSA (as discussed under “—Whole Loans” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available to the VRR interest (to the extent of the VRR Percentage of the reduction in such P&I Advance), on the one hand, and to the most subordinate class of non-VRR certificates then-outstanding (i.e., first to the Class K certificates, then to the Class J certificates, then to the Class G certificates, then to the Class F certificates, then to the Class D certificates, then to the Class C certificates, then to the Class B certificates, then to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class X-D, Class X-F, Class X-G, Class X-J and Class X-K certificates). In general, a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan (or whole loan, if applicable) to be a required appraisal loan.

At any time an appraisal is ordered with respect to a property that would result in an appraisal reduction amount with respect to a serviced mortgage loan or serviced whole loan, if applicable, that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Preliminary Prospectus.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) ordered under the pooling and servicing agreement for this transaction with respect to a mortgaged property are required to be no older than nine months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.
Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option,” instead defaulted loans will be sold in a process similar to the sale process for REO property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

18

STRUCTURAL OVERVIEW (continued)
Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date (solely for the purposes of this calculation, if a mortgage loan with an anticipated repayment date is still an asset of the issuing entity and such right is being exercised after its respective anticipated repayment date, then such mortgage loan will be excluded from the then-aggregate principal balance of the pool of mortgage loans and from the aggregate principal balance of the mortgage loans as of the cut-off date), certain specified persons will have the option to purchase all of the remaining mortgage loans and all property or the issuing entity’s interest therein acquired through exercise of remedies in respect of any mortgage loan at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate balances and notional amounts of all certificates senior to the Class F certificates have been reduced to zero, if the master servicer has received the payment specified in the pooling and servicing agreement from the holder (or holders acting unanimously) of the remaining certificates, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class S and Class R certificates) and the RR interest for the mortgage loans and each REO property remaining in the issuing entity.

Directing Holder /

Controlling Class

Representative	The “Directing Holder” will be (a) with respect to any mortgage loan (other than any non-serviced mortgage loan, any servicing shift mortgage loan, the Seneca One mortgage loan (for so long as no related control appraisal period is continuing) and any mortgage loan for which the directing holder or controlling class representative is a borrower party) and any related serviced companion loan, the Controlling Class Representative; (b) with respect to the Seneca One whole loan, (i) for so long as no related control appraisal period is continuing, the holder of the Seneca One subordinate companion loan and (ii) for so long as a related control appraisal period is continuing and no Control Termination Event under clause (a) of the definition thereof is continuing, the Controlling Class Representative; and (c) with respect to any servicing shift mortgage loan, (i) until the securitization of the related controlling companion loan, the holder of the related controlling companion loan, and (ii) upon the securitization of the related controlling companion loan, the controlling class representative or other directing holder (or equivalent) under such securitization.

The “Controlling Class Representative” will be the controlling class certificateholder (or its representative) selected by more than 50% of the controlling class certificateholders (by certificate balance). The controlling class is the most subordinate class of the Class F, Class G, Class J and Class K certificates then-outstanding that has an outstanding certificate balance as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates. At any time when the most senior class of control eligible certificates is the controlling class, the majority controlling class certificateholder may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

On the Closing Date, Torchlight Debt Fund VIII Holdings (US), LLC or its affiliate will purchase the Class X-F, Class X-G, Class X-J, Class X-K, Class F, Class G, Class J and Class K certificates and, on the Closing Date, Torchlight Debt Fund VIII Holdings (US), LLC is expected to be appointed as the initial Controlling Class Representative.

The initial Directing Holder for the Seneca One whole loan is anticipated to be DF VIII REIT HOLDINGS, LLC, which is anticipated to be the holder of the related subordinate companion loan and an affiliate of Torchlight.

Control/Consultation

Rights	The Directing Holder will have approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) for so long as no Control Termination Event exists. For so long as a Control Termination Event exists, but no Consultation Termination Event exists, the Directing Holder will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts).

Generally, a “Control Termination Event” will occur (a) with respect to any mortgage loan and any related serviced companion loan, in each case excluding any servicing shift mortgage loan (and any related companion loan) and the Seneca One mortgage loan (and any related companion loan), when there is no class of control eligible certificates that has an outstanding certificate balance, as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is at least equal to 25% of the initial certificate balance of that class of certificates, and (b) with respect to the Seneca One whole, during the continuance of both the event described in clause (a) above and a control appraisal period related to the Seneca One whole loan.

So long as a Control Termination Event does not exist, the Directing Holder will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a serviced mortgage loan and any related serviced companion loan, and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a serviced mortgage loan and any related serviced companion loan, subject to the servicing standard and other restrictions as described in the Preliminary Prospectus.

Generally, a “Consultation Termination Event” will occur (a) with respect to any mortgage loan and any related serviced companion loan, in each case excluding any servicing shift mortgage loan (and any related companion loan) and the Seneca

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

19

STRUCTURAL OVERVIEW (continued)

One mortgage loan (and any related companion loan), when the there is no class of control eligible certificates that has an outstanding certificate balance, without regard to the application of any appraisal reductions amounts, that is at least equal to 25% of the initial certificate balance of that class of certificates, and (b) with respect to the Seneca One whole, during the continuance of both the event described in clause (a) above and a control appraisal period related to the Seneca One whole loan.

No Control Termination Event or Consultation Termination Event may occur with respect to the holder of the controlling companion loan related to a servicing shift mortgage loan and the terms Control Termination Event and Consultation Termination Event will not be applicable to such holder of the related controlling companion loan.

Notwithstanding the foregoing, with respect to the non-serviced whole loans, so long as a Consultation Termination Event does not exist, the issuing entity will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the non-serviced whole loans and the Controlling Class Representative will be entitled to exercise such consultation rights pursuant to the terms of the related co-lender agreement, and as described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Risk Retention

Consultation Parties	Each VRR Interest Owner will have the right to appoint a risk retention consultation party. Except with respect to an excluded loan as to such parties, each risk retention consultation party will be entitled to consult with the special servicer with respect to certain material servicing actions as described in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

20

STRUCTURAL OVERVIEW (continued)
Whole Loans	Each pari passu companion loan described below in this section “Whole Loans” is referred to in this Term Sheet as a “pari passu companion loan” and a “companion loan” and the subordinate companion loans (if any) described in this section “Whole Loans” is referred to in this Term Sheet as a “subordinate companion loan” and a “companion loan”. Each whole loan or companion loan below in this section “Whole Loans” is also referred to as a “serviced whole loan” or “serviced companion loan” at any time that the Controlling PSA is the Benchmark 2026-V21 pooling and servicing agreement (referred to as the “Benchmark 2026-V21 PSA” in this Term Sheet) and as a “non-serviced whole loan” or “non-serviced companion loan” at any time that the Controlling PSA is not the Benchmark 2026-V21 PSA. See “Whole Loan Summary” table above. Each mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.
CityCenter (Aria & Vdara)	Note	Control	Original Balance	Note Holder
	A-1	Yes	$779,120,000	BX 2025-ARIA
	A-2	No	$389,560,000	BX 2025-ARIA
	A-3	No	$389,560,000	BX 2025-ARIA
	A-4	No	$389,560,000	BX 2025-ARIA
	A-5-1(1)	No	$54,000,000	JPMCB
	A-5-2(1)	No	$2,000,000	JPMCB
	A-6	No	$40,000,000	BMO 2025-5C13
	A-7	No	$48,000,000	BANK5 2026-5YR20
	A-8	No	$48,000,000	BANK5 2026-5YR20
	A-9-1	No	$35,000,000	WFCM 2026-5C8(2)
	A-9-2(1)	No	$13,000,000	JPMCB
	A-10	No	$30,000,000	Benchmark 2026-V21
	A-11	No	$25,000,000	BBCMS 2026-5C40
	A-12	No	$25,000,000	Benchmark 2026-V20
	A-13	No	$20,000,000	WFCM 2026-5C8(2)
	A-14	No	$20,000,000	WFCM 2026-5C8(2)
	A-15	No	$25,000,000	BBCMS 2026-5C40
	A-16	No	$25,000,000	Benchmark 2026-V20
	A-17	No	$25,000,000	Benchmark 2026-V21
	A-18-1(1)	No	$17,500,000	GACC
	A-18-2	No	$7,500,000	Benchmark 2026-V21
	A-19(1)	No	$20,000,000	GACC
	A-20-1	No	$25,000,000	Benchmark 2026-V20
	A-20-2-1(1)	No	$22,500,000	GSBI
	A-20-2-2	No	$2,500,000	Benchmark 2026-V21
	A-21	No	$30,000,000	Benchmark 2026-V21
	A-22	No	$25,000,000	BBCMS 2026-5C40
	A-23(1)	No	$10,000,000	GSBI
	A-24(1)	No	$5,000,000	GSBI
	B-1	No	$360,880,000	BX 2025-ARIA
	B-2	No	$180,440,000	BX 2025-ARIA
	B-3	No	$180,440,000	BX 2025-ARIA
	B-4	No	$180,440,000	BX 2025-ARIA
Total			$3,450,000,000
(1)	Expected to be contributed to one or more future securitization trusts.
(2)	The WFCM 2026-5C8 securitization is espected to close on March 5, 2026.

400 Arcola Road	Note	Control	Original Balance	Note Holder
	A-1	Yes	$60,000,000	Benchmark 2026-V21
	A-2	No	$30,000,000	Benchmark 2026-V21
	A-3(1)	No	$35,000,000	GSBI
	A-4(1)	No	$15,000,000	GSBI
	A-5(1)	No	$10,000,000	GSBI
Total			$150,000,000
(1)	Expected to be contributed to one or more future securitization trusts.

City Foundry STL	Note	Control	Original Balance	Note Holder
	A-1	Yes	$75,000,000	Benchmark 2026-V21
	A-2(1)	No	$22,000,000	CREFI
Total			$97,000,000
(1)	Expected to be contributed to one or more future securitization trusts.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

21

STRUCTURAL OVERVIEW (continued)
HKB Portfolio	Note	Control	Original Balance	Note Holder
	A-1		$60,000,000	Benchmark 2026-V21
	A-2(1)		$19,500,000	BCREI
Total			$79,500,000
(1)	Expected to be contributed to one or more future securitization trusts.

Seneca One	Note	Control	Original Balance	Note Holder
	A-1	Yes(2)	$51,000,000	Benchmark 2026-V21
	A-2(1)	No	$20,000,000	BMO
Senior Loan			$71,000,000
	B	Yes(2)	$14,000,000	Torchlight Affiliate
Total			$85,000,000
(1)	Expected to be contributed to one or more future securitization trusts.
(2)	The Seneca One Whole Loan is an AB whole loan, and the controlling note as of the date hereof is Note B. Upon the occurrence of certain trigger events specified in the co-lender agreement, however, control will generally shift to Note A-1.

Haven Leased Fee Portfolio	Note	Control	Original Balance	Note Holder
	A-1-1	Yes	$40,000,000	WFCM 2026-5C8(1)
	A-1-2	No	$28,000,000	Benchmark 2026-V21
	A-1-3	No	$22,000,000	Benchmark 2026-V21
	A-1-4(2)	No	$15,000,000	GSBI
	A-1-5(2)	No	$7,000,000	GSBI
	A-2-1-1(2)	No	$10,000,000	MSMCH
	A-2-1-2(2)	No	$10,000,000	MSMCH
	A-2-2(2)	No	$20,000,000	MSMCH
	A-2-3(2)	No	$8,000,000	MSMCH
Total			$160,000,000
(1)	The WFCM 2026-5C8 securitization is expected to close on March 5, 2026.
(2)	Expected to be contributed to one or more future securitization trusts

Crossroads I, II, & IV	Note	Control	Original Balance	Note Holder
	A-1	Yes	$33,500,000	Benchmark 2026-V21
	A-2(1)	No	$20,000,000	GSBI
Total			$53,500,000
(1)	Expected to be contributed to one or more future securitization trusts.

Torrey Heights	Note	Control	Original Balance	Note Holder
	A-1	Yes	$144,900,000	TORY 2026-HGTS
	A-2	No	$48,300,000	TORY 2026-HGTS
	A-3	No	$48,300,000	TORY 2026-HGTS
	A-4-1(1)	No	$42,000,000	BANK5 2026-5YR20
	A-4-2(1)	No	$8,000,000	JPMCB
	A-5(1)	No	$25,000,000	JPMCB
	A-6-1	No	$15,000,000	Benchmark 2026-V21
	A-6-2	No	$10,000,000	Benchmark 2026-V20
	A-7	No	$15,000,000	Benchmark 2026-V21
	A-8	No	$10,000,000	Benchmark 2026-V20
Senior Loan			$366,500,000
	B-1	No	$59,100,000	TORY 2026-HGTS
	B-2	No	$19,700,000	TORY 2026-HGTS
	B-3	No	$19,700,000	TORY 2026-HGTS
Total			$465,000,000
(1)	Expected to be contributed to one or more future securitization trusts.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

22

STRUCTURAL OVERVIEW (continued)
535 & 545 5th Avenue	Note	Control	Original Balance	Note Holder
	A-1	Yes	$75,000,000	Benchmark 2026-V20
	A-2(1)	No	$50,000,000	DBRI
	A-3	No	$26,000,000	BBCMS 2026-5C40
	A-4	No	$15,000,000	Benchmark 2026-V21
	A-5	No	$15,000,000	Benchmark 2026-V21
	A-6(1)	No	$10,000,000	DBRI
	A-7(1)	No	$9,000,000	DBRI
	A-8(1)	No	$40,000,000	SGFC
	A-9(1)	No	$25,000,000	SGFC
	A-10(1)	No	$20,000,000	SGFC
	A-11	No	$14,000,000	BBCMS 2026-5C40
	A-12(1)	No	$11,000,000	SGFC
Total			$309,833,333
(1)	Expected to be contributed to one or more future securitization trusts.

Del Rey Campus	Note	Control	Original Balance	Note Holder
	A-1(2)	No	$55,000,000	GSBI
	A-2	Yes(1)	$25,000,000	Benchmark 2026-V21
Total			$80,000,000
(1)	In the case of each of the Del Rey Campus mortgage loan, until the securitization of the related controlling pari passu companion loan, the related mortgage loan (and therefore the related whole loan) will be serviced and administered pursuant to the pooling and servicing agreement for the Benchmark 2026-V21 securitization transaction by the parties thereto. Upon the securitization of the related controlling pari-passu companion loan, servicing of the related mortgage loan (and therefore the related whole loan) will shift to the servicers under the servicing agreement with respect to such future securitization transaction, which servicing agreement will become the Controlling Pooling/Trust & Servicing Agreement.
(2)	Expected to be contributed to one or more future securitization trusts.

Marriott Monterey	Note	Control	Original Balance	Note Holder
	A-1(1)	No	$50,000,000	GSBI
	A-2	Yes(2)	$25,000,000	Benchmark 2026-V21
Total			$75,000,000
(1)	Expected to be contributed to one or more future securitization trusts.
(2)	In the case of the Marriott Monterey mortgage loan, until the securitization of the related controlling pari passu companion loan, the related mortgage loan (and therefore the related whole loan) will be serviced and administered pursuant to the pooling and servicing agreement for the Benchmark 2026-V21 securitization transaction by the parties thereto. Upon the securitization of the related controlling pari-passu companion loan, servicing of the related mortgage loan (and therefore the related whole loan) will shift to the servicers under the servicing agreement with respect to such future securitization transaction, which servicing agreement will become the Controlling Pooling/Trust & Servicing Agreement.

Project Broadview	Note	Control	Original Balance	Note Holder
	A-1	Yes	$80,000,000	Benchmark 2026-V20
	A-2(1)	No	$50,000,000	GSBI
	A-3(1)	No	$25,000,000	GSBI
	A-4	No	$24,437,800	Benchmark 2026-V21
Total			$179,437,800
(1)	Expected to be contributed to one or more future securitization trusts.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

23

STRUCTURAL OVERVIEW (continued)
Servicing Standard	Each of the serviced mortgage loans and serviced whole loans will be serviced by the master servicer and the special servicer pursuant to the terms of the Benchmark 2026-V21 PSA. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders and the RR Interest Owner (and, in the case of a serviced whole loan, the holder(s) of the related serviced companion loan(s)) as a collective whole as if such certificateholders and the RR Interest Owner (and, if applicable, such companion loan holder), constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)). The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure) in accordance with the Mortgage Loan documents or, in the event the Mortgage Loan documents are silent, by using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

(a)	for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and
(b)	for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal) of the related mortgaged property.

Termination of

Special Servicer	Except as limited by certain conditions described in the Preliminary Prospectus and subject to the rights of the holder of any related Companion Loan under the related Co-Lender Agreement, prior to the occurrence and continuance of a Control Termination Event, the Directing Holder may replace the special servicer, with or without cause, at any time.

If at any time a Control Termination Event is continuing, the holders of the principal balance certificates and the Class RR certificates may generally replace the special servicer without cause, as described in this paragraph. The holders of at least 25% of the voting rights of the principal balance certificates and the Class RR certificates may request a vote to replace the special servicer (other than with respect to a non-serviced whole loan). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of principal balance certificates and Class RR certificates evidencing (a) at least 75% of a Quorum, or (b) more than 50% of the aggregate voting rights of each class of Non-Reduced Interests vote affirmatively to so replace the special servicer.

A “Quorum” means, in connection with any solicitation of votes in connection with the replacement of the special servicer described above or the asset representations reviewer described below, the holders of voting rights evidencing at least 75% of the aggregate voting rights (taking into account the application of realized losses and, other than with respect to the termination of the asset representations reviewer, the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) of all principal balance certificates and Class RR certificates on an aggregate basis.

If, during the continuance of a Control Termination Event, the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, and (2) the replacement of the special servicer would be in the best interest of the certificateholders and the RR Interest Owner as a collective whole, the operating advisor will be have the right to recommend the replacement of the special servicer. The operating advisor’s recommendation to replace the special servicer must be confirmed within 180 days after the notice is posted to the certificate administrator’s website by an affirmative vote of holders of certificates representing at least a majority of the voting rights (taking into account the application of appraisal reduction amounts to notionally reduce the respective certificate balances) of all principal balance certificates and Class RR certificates whose holders voted on the matter; provided that holders of principal balance certificates and Class RR certificates that so voted on the matter (i) hold principal balance certificates and Class RR certificates representing at least 20% of the aggregate voting rights (taking into account the application of any appraisal reduction amounts to notionally reduce the respective certificate balances) of all principal balance certificates and Class RR certificates on an aggregate basis and (ii) consist of at least three certificateholders or certificate owners that are not affiliated with each other.

If the special servicer obtains knowledge that it has become a “borrower party” (as described in the Preliminary Prospectus) with respect to a mortgage loan or whole loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan or whole loan. Subject to certain limitations described in the Preliminary Prospectus, the applicable Directing Holder (so long as it is not itself a borrower party and so long as no Control Termination Event has occurred and is continuing) will be entitled to appoint a replacement special servicer for that mortgage loan or whole loan. If the Directing Holder is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the Benchmark 2026-V21 PSA.

Servicing Compensation	Modification Fees: With respect to the serviced mortgage loans and serviced companion loans certain fees resulting from modifications, extensions, amendments, waivers or other changes to the terms of the loan documents, as more

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

24

STRUCTURAL OVERVIEW (continued)
Servicing Compensation (continued)	fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or the special servicer. Within any prior 12 month period, all excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified whole loan, if applicable).

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced mortgage loan but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses that are still outstanding on the related serviced mortgage loan, and any excess received with respect to a serviced mortgage loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each serviced mortgage loan that is a specially serviced loan and any REO property and, in certain circumstances, each serviced mortgage loan that is not a specially serviced mortgage loan, subject in any case to a minimum liquidation fee of $25,000. For any serviced mortgage loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced mortgage loan within 90 days of the maturity default.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

25

STRUCTURAL OVERVIEW (continued)
Operating Advisor	The operating advisor will have access to any final asset status report and information available with respect to the transaction on the certificate administrator’s website and will have certain monitoring responsibilities on behalf of the entire issuing entity. During the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, the RR Interest Owner and, in the case of a serviced whole loan, the related companion loan holder(s), as a collective whole, as if those certificateholders, the RR Interest Owner and, if applicable, such companion loan holder(s) constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)).

The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Interests vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Interests that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Interests have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. The specified delinquency threshold will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding certificate balance of such delinquent loans in the aggregate constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period. The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders evidencing not less than 25% of the voting rights (taking into account realized losses, but without regard to the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice to all certificateholders and the asset representations reviewer of such request by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the written direction of holders of voting rights evidencing more than 75% of a Quorum, the Trustee will terminate all of the rights and obligations of the asset representations reviewer under the pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

26

STRUCTURAL OVERVIEW (continued)

Dispute Resolution

Provisions	Each mortgage loan seller will be subject to the dispute resolution provisions set forth in the pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by such mortgage loan seller and such mortgage loan seller will be obligated under the mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result. Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such repurchase request, then the enforcing servicer will be required to send a notice to the initial requesting holder (if any) indicating the enforcing servicer’s intended course of action with respect to the repurchase request. If (a) the enforcing servicer’s intended course of action with respect to the repurchase request does not involve pursuing further action to exercise rights against the related mortgage loan seller with respect to the repurchase request and the initial requesting holder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the repurchase request but the initial requesting holder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting holder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration.

“Resolved” means, with respect to a repurchase request, (i) that the related material defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the related mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles such mortgage loan seller’s obligations under the mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the pooling and servicing agreement. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

■                 “ADR”: For any hospitality property, average daily rate.

■                 “Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than six months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state a “prospective value upon stabilization”, “prospective market value at completion”, or similar value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to a mortgage loan secured by the portfolio of mortgaged properties, the Appraised Value represents the “as-is” value for the portfolio of mortgaged properties as a collective whole, which may be higher than the aggregate of the “as-is” appraised value of the individual mortgaged properties. Unless otherwise indicated in the definition of “Cut-off Date LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus, the Cut-off Date LTV Ratio is calculated using the “as-is” Appraised Value. For purposes of calculating the Maturity Date/ARD LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date/ARD LTV Ratio.

■                 “Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■                 “CBD”: Central business district.

■                 “FF&E”: Furniture, fixtures and equipment.

■                 “GLA”: Gross leasable area.

■                 “Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly. Hospitality properties and multifamily properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■                 “MSA”: Metropolitan statistical area.

■                 “Non-Reduced Interests”: Each class of certificates (other than Class S, Class R or Class X certificates) that has an outstanding certificate balance, as may be notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to that class of certificates, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

■                 “Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■                 “Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable),

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

27

STRUCTURAL OVERVIEW (continued)

solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower. In some cases Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date; assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed; assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and/or assumptions regarding the re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■                 “RevPAR”: With respect to any hospitality property, revenues per available room.

■                 “SF”: Square Feet or Square Foot.

■                 “Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality properties and multifamily properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■                 “Soft Springing Hard Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the loan documents, at which time the lockbox account converts to a Hard Lockbox.

■                 “Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the loan documents.

■                 “TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2019.

■                 “TTM”: Trailing twelve months.

■                 “Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■                 “Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

28

STRUCTURAL OVERVIEW (continued)

■                 “Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

■                 “Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent increases generally within 12 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental and self storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases during the term of the related mortgage loan, Underwritten Revenues were based on the weighted average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

29

Hospitality – Full Service 3730 South Las Vegas Boulevard and 2600 West Harmon Avenue Las Vegas, NV 89158	Collateral Asset Summary – Loan No. 1 CityCenter (Aria & Vdara)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 36.2% 4.46x 24.8%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

30

Hospitality – Full Service 3730 South Las Vegas Boulevard and 2600 West Harmon Avenue Las Vegas, NV 89158	Collateral Asset Summary – Loan No. 1 CityCenter (Aria & Vdara)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 36.2% 4.46x 24.8%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

31

Hospitality – Full Service 3730 South Las Vegas Boulevard and 2600 West Harmon Avenue Las Vegas, NV 89158	Collateral Asset Summary – Loan No. 1 CityCenter (Aria & Vdara)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 36.2% 4.46x 24.8%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

32

Hospitality – Full Service 3730 South Las Vegas Boulevard and 2600 West Harmon Avenue Las Vegas, NV 89158	Collateral Asset Summary – Loan No. 1 CityCenter (Aria & Vdara)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 36.2% 4.46x 24.8%

Mortgage Loan Information		Property Information
Loan Seller(1):	GSMC, CREFI, GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Properties Type – Subtype(6):	Hospitality – Full Service
Borrower Sponsor(s):	Blackstone Real Estate Partners IX L.P.	Collateral(6):	Fee
Borrower(s):	Ace A PropCo LLC and Ace V PropCo LLC	Location:	Las Vegas, NV
Original Balance(1):	$95,000,000	Year Built / Renovated:	2009 / NAP
Cut-off Date Balance(1):	$95,000,000	Property Management:	Master Lease by MGM
% by Initial UPB:	7.9%	Size(6):	5,349 Rooms
Interest Rate(2):	6.07880916113333%	Appraised Value / Per Room(7):	$7,032,800,000 / $1,314,788
Note Date:	December 9, 2025	Appraisal Date:	November 25, 2025
Original Term:	60 months	Occupancy:	94.2% (as of September 30, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	94.8%
Original Amortization:	NAP	Underwritten NOI(8):	$632,399,759
Interest Only Period:	60 months	Underwritten NCF(8):	$607,952,887
First Payment Date:	January 9, 2026
Maturity Date:	December 9, 2030	Historical NOI
Additional Debt Type(1)(3):	Pari Passu / B Notes	Most Recent NOI:	$635,387,355 (TTM September 30, 2025)
Additional Debt Balance(1):	$505,000,000 / $1,947,800,000 / $902,200,000	2024 NOI:	$583,734,452
Call Protection(4):	YM0.5(27),DorYM0.5(26),O(7)	2023 NOI:	$585,966,283
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$579,325,226
Reserves(5)				Financial Information(9)
	Initial	Monthly	Cap		Senior Loan	Whole Loan
Taxes:	$0	Springing	NAP	Cut-off Date Loan / Room:	$476,313	$644,980
Insurance:	$0	Springing	NAP	Maturity Date Loan / Room:	$476,313	$644,980
TI/LC:	$0	Springing	NAP	Cut-off Date LTV(7):	36.2%	49.1%
FF&E Reserve:	$0	Springing	NAP	Maturity Date LTV(7):	36.2%	49.1%
				UW NOI DY:	24.8%	18.3%
				UW NCF DSCR:	4.46x	3.28x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Senior Loan(1)	$2,547,800,000	73.8%	Loan Payoff	$3,150,000,400	91.3%
Subordinate Loan	902,200,000	26.2	Return of Equity	291,474,251	8.4
			Closing Costs	8,525,349	0.2
Total Sources	$3,450,000,000	100.0%	Total Uses	$3,450,000,000	100.0%
(1)	The CityCenter (Aria & Vdara) Whole Loan (as defined below) was co-originated on December 9, 2025 by JPMorgan Chase Bank, National Association (“JPMCB”), German American Capital Corporation, Citi Real Estate Funding Inc. and Goldman Sachs Bank USA (“GSBI”). The CityCenter (Aria & Vdara) Mortgage Loan (as defined below) is part of the CityCenter (Aria & Vdara) Whole Loan, which is comprised of 29 pari passu senior promissory notes and four subordinate B notes, with an aggregate original principal balance and Cut-off Date Balance of $3,450,000,000. The Senior Loan Cut-off Date Loan / Room, Maturity Date Loan / Room, Cut-off Date LTV, Maturity Date LTV, UW NCF DSCR (based on a weighted average interest rate of 5.280024422835390% per annum on the CityCenter (Aria & Vdara) Senior Notes (as defined below)) and UW NOI DY are based on the principal balance of the CityCenter (Aria & Vdara) Senior Notes. See “Subordinate and Mezzanine Debt” below for further discussion of additional debt information.
(2)	Interest Rate represents the interest rate of component A-C of the CityCenter (Aria & Vdara) Whole Loan applicable to the CityCenter (Aria & Vdara) Senior Companion Notes (as defined below). The Interest Rate does not represent the interest rate attributable to component A (applicable to the CityCenter (Aria & Vdara) Senior SASB Notes (as defined below)) or component B and component C (applicable to the CityCenter (Aria & Vdara) B Notes (as defined below)).
(3)	On December 9, 2025, a wholly-owned subsidiary of Realty Income Corporation (the “Investor LP”) and affiliates of the borrower sponsor entered into a perpetual preferred equity agreement whereby the Investor LP contributed $800,000,000 in exchange for a preferred equity interest with a preferred return equal to 7.4% per annum, subject to escalations beginning December 9, 2030. See “Additional Indebtedness—Preferred Equity” in the Preliminary Prospectus.
(4)	Provided no event of default exists, the CityCenter (Aria & Vdara) Whole Loan may be defeased in whole but not in part, after the earlier of (i) two years after the final securitization that holds any note evidencing the CityCenter (Aria & Vdara) Whole Loan and (ii) three years after December 9, 2025, but prior to June 9, 2030 (the “Permitted Par Prepayment Date”). In addition, the CityCenter (Aria & Vdara) Whole Loan is prepayable in whole or in part at any time, provided that any such prepayment made prior to the Permitted Par Prepayment Date must be accompanied by the greater of a yield maintenance premium and 0.5% of the amount prepaid. The assumed defeasance lockout period of 27 payments is based on the closing date of the Benchmark 2026-V21 securitization trust in March 2026. The actual lockout period may be longer.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

33

Hospitality – Full Service 3730 South Las Vegas Boulevard and 2600 West Harmon Avenue Las Vegas, NV 89158	Collateral Asset Summary – Loan No. 1 CityCenter (Aria & Vdara)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 36.2% 4.46x 24.8%
(5)	See “Initial and Ongoing Reserves” below.
(6)	The CityCenter (Aria & Vdara) Property (as defined below) is leased to MGM Lessee III, LLC (the “MGM Tenant”), a subsidiary of MGM Resorts International (“MGM”), pursuant to a triple net master lease (the “Master Lease”). All property-specific financial information is based on the financial reporting package delivered by MGM. The CityCenter (Aria & Vdara) Whole Loan is not secured by the MGM Tenant’s leasehold interests in the CityCenter (Aria & Vdara) Property and the MGM Tenant is not a borrower under the CityCenter (Aria & Vdara) Whole Loan. The borrowers are entitled to the master rent payment under the Master Lease, as described under “The Property” below, and the CityCenter (Aria & Vdara) Whole Loan is secured by the borrowers’ rights under the Master Lease, among other things.
(7)	Appraised Value of $7,032,800,000 represents the appraisal’s concluded “hypothetical – fee simple” value as of November 25, 2025 based on the hypothetical condition that the CityCenter (Aria & Vdara) Property is not subject to the Master Lease. The appraisal’s concluded “as is” value as of November 25, 2025 for CityCenter (Aria & Vdara) Property is $4,450,000,000 which results in a Cut-off Date LTV Ratio and Maturity Date LTV Ratio for the CityCenter (Aria & Vdara) Whole Loan of 77.5% and 77.5%, respectively and a Cut-off Date LTV Ratio and Maturity Date LTV Ratio for the CityCenter (Aria & Vdara) Senior Notes of 57.3% and 57.3%, respectively.
(8)	The CityCenter (Aria & Vdara) Whole Loan was underwritten based on the net cash flow and the net operating income of the CityCenter (Aria & Vdara) Property reflective of the operating results of the MGM Tenant. The CityCenter (Aria & Vdara) Whole Loan (based on the borrowers’ leased fee interest) is secured by all of the borrowers’ rights under the Master Lease, not the MGM Tenant’s leasehold interests in the CityCenter (Aria & Vdara) Property. The Borrowers are entitled to receive only the rent payable under the Master Lease, and not the income received by the MGM Tenant.
(9)	The Whole Loan Cut-off Date Loan / Room, Maturity Date Loan / Room, UW NCF DSCR (based on a weighted average interest rate of 5.294200% per annum on the CityCenter (Aria & Vdara) Whole Loan) and UW NOI DY, Cut-off Date LTV Ratio and Maturity Date LTV Ratio for the CityCenter (Aria & Vdara) Whole Loan are based on the principal balance of the CityCenter (Aria & Vdara) Whole Loan. The Senior Loan Cut-off Date LTV Ratio, Maturity Date LTV Ratio, UW NCF DSCR and UW NOI Debt Yield with respect to the Master Lease rent of approximately $232.7 million are 57.3%, 57.3%, 1.71x and 9.1%, respectively. The Whole Loan Cut-off Date LTV Ratio, Maturity Date LTV Ratio, UW NCF DSCR and UW NOI Debt Yield with respect to the Master Lease rent of approximately $232.7 million are 77.5%, 77.5%, 1.26x and 6.8%, respectively.

The Loan. The largest mortgage loan (the “CityCenter (Aria & Vdara) Mortgage Loan”) is part of the CityCenter (Aria & Vdara) Whole Loan which is secured by the borrowers’ leased fee interest in the Aria Resort & Casino (the “Aria”) and the Vdara Hotel & Spa (the “Vdara”, and together with the Aria, the “CityCenter (Aria & Vdara) Property”) and a collateral assignment of the Master Lease. The CityCenter (Aria & Vdara) Whole Loan is evidenced by (i) 29 pari passu senior promissory notes with an aggregate Cut-off Date balance of $2.5478 billion consisting of Notes A-1, A-2, A-3 and A-4 with an aggregate Cut-off Date balance of $1.9478 billion (the “CityCenter (Aria & Vdara) Senior SASB Notes”) and Notes A-5-1, A-5-2, A-6, A-7, A-8, A-9-1, A-9-2, A-10, A-11, A-12, A-13, A-14, A-15, A-16, A-17, A-18-1, A-18-2, A-19, A-20-1, A-20-2-1, A-20-2-2, A-21, A-22, A-23 and A-24 with an aggregate Cut-off Date balance of $600 million (the “CityCenter (Aria & Vdara) Senior Companion Notes” and, together with the CityCenter (Aria & Vdara) Senior SASB Notes, the “CityCenter (Aria & Vdara) Senior Notes”) and (ii) four subordinate promissory notes, with an aggregate Cut-off Date balance of $902,200,000 (collectively, the “CityCenter (Aria & Vdara) B Notes” and, together with the CityCenter (Aria & Vdara) Senior Notes, the “CityCenter (Aria & Vdara) Whole Loan”). The CityCenter (Aria & Vdara) Mortgage Loan is evidenced by the non-controlling Note A-10, contributed by Citi Real Estate Funding Inc. (“CREFI”), non-controlling Note A-17 and A-18-2, contributed by German American Capital Corporation (“GACC”), and non-controlling Note A-20-2-2 and Note A-21, contributed by Goldman Sachs Mortgage Company (“GSMC”), with an aggregate original principal balance of $95,000,000.

The CityCenter (Aria & Vdara) Whole Loan has a 5-year term and is interest-only for the full term with a maturity date of December 9, 2030. The CityCenter (Aria & Vdara) Senior Notes accrue interest at a fixed rate of 5.280024422835390% per annum on an Actual/360 basis, the CityCenter (Aria & Vdara) Whole Loan accrues interest at a fixed rate of 5.29420% per annum on an Actual/360 basis, and the CityCenter (Aria & Vdara) Senior Companion Notes accrue interest at a fixed rate of 6.07880916113333% per annum on an Actual/360 basis. The CityCenter (Aria & Vdara) Whole Loan was co-originated on December 9, 2025 by JPMCB, GACC, CREFI and GSBI.

The relationship between the holders of the CityCenter (Aria & Vdara) Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced AB Whole Loans—The CityCenter (Aria & Vdara) AB Whole Loan” in the Preliminary Prospectus. The CityCenter (Aria & Vdara) Whole Loan is serviced under the trust and servicing agreement for the BX 2025-ARIA securitization trust. See “The Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

34

Hospitality – Full Service 3730 South Las Vegas Boulevard and 2600 West Harmon Avenue Las Vegas, NV 89158	Collateral Asset Summary – Loan No. 1 CityCenter (Aria & Vdara)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 36.2% 4.46x 24.8%

The table below identifies the promissory notes that comprise the CityCenter (Aria & Vdara) Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$779,120,000	$779,120,000	BX 2025-ARIA	Yes
A-2	$389,560,000	$389,560,000	BX 2025-ARIA	No
A-3	$389,560,000	$389,560,000	BX 2025-ARIA	No
A-4	$389,560,000	$389,560,000	BX 2025-ARIA	No
A-5-1(1)	$54,000,000	$54,000,000	JPMCB	No
A-5-2(1)	$2,000,000	$2,000,000	JPMCB	No
A-6	$40,000,000	$40,000,000	BMO 2025-5C13	No
A-7	$48,000,000	$48,000,000	BANK5 2026-5YR20	No
A-8	$48,000,000	$48,000,000	BANK5 2026-5YR20	No
A-9-1	$35,000,000	$35,000,000	WFCM 2026-5C8	No
A-9-2(1)	$13,000,000	$13,000,000	JPMCB	No
A-10	$30,000,000	$30,000,000	Benchmark 2026-V21	No
A-11	$25,000,000	$25,000,000	BBCMS 2026-5C40	No
A-12	$25,000,000	$25,000,000	Benchmark 2026-V20	No
A-13	$20,000,000	$20,000,000	WFCM 2026-5C8	No
A-14	$20,000,000	$20,000,000	WFCM 2026-5C8	No
A-15	$25,000,000	$25,000,000	BBCMS 2026-5C40	No
A-16	$25,000,000	$25,000,000	Benchmark 2026-V20	No
A-17	$25,000,000	$25,000,000	Benchmark 2026-V21	No
A-18-1(1)	$17,500,000	$17,500,000	GACC	No
A-18-2	$7,500,000	$7,500,000	Benchmark 2026-V21	No
A-19(1)	$20,000,000	$20,000,000	GACC	No
A-20-1	$25,000,000	$25,000,000	Benchmark 2026-V20	No
A-20-2-1(1)	$22,500,000	$22,500,000	GSBI	No
A-20-2-2	$2,500,000	$2,500,000	Benchmark 2026-V21	No
A-21	$30,000,000	$30,000,000	Benchmark 2026-V21	No
A-22	$25,000,000	$25,000,000	BBCMS 2026-5C40	No
A-23(1)	$10,000,000	$10,000,000	GSBI	No
A-24(1)	$5,000,000	$5,000,000	GSBI	No
B-1	$360,880,000	$360,880,000	BX 2025-ARIA	No
B-2	$180,440,000	$180,440,000	BX 2025-ARIA	No
B-3	$180,440,000	$180,440,000	BX 2025-ARIA	No
B-4	$180,440,000	$180,440,000	BX 2025-ARIA	No
Whole Loan	$3,450,000,000	$3,450,000,000
(1)	Expected to be contributed to one or more future securitizations.

The Property. The CityCenter (Aria & Vdara) Property is located in CityCenter, a 76-acre, mixed-use development located on South Las Vegas Boulevard (the “Las Vegas Strip”) in Las Vegas, Nevada, and is comprised of 5,349 keys, over 20 food and beverage (“F&B”) outlets, approximately 150,000 square feet of casino space, as well as various other retail, entertainment and amenity offerings including access to Shadow Creek, the golf course designed by renowned architect Tom Fazio.

The borrowers own the fee interest in the CityCenter (Aria & Vdara) Property and have leased the CityCenter (Aria & Vdara) Property to a subsidiary of MGM Resorts International (“MGM”) pursuant to a triple net master lease (the “Master Lease”). The borrowers, together with MGM Lessee III, LLC (the “MGM Tenant” or the “OpCo”), are collectively referred to as the “WholeCo”.

In October 2021, MGM consolidated its then ownership of the CityCenter (Aria & Vdara) Property by acquiring a 50% non-controlling interest in the CityCenter (Aria & Vdara) Property from Infinity World for a purchase price of approximately $2.125 billion ($397,271 per key). Concurrently, MGM entered into a sale-leaseback transaction with Blackstone, pursuant to which the borrowers acquired the fee interest in the CityCenter (Aria & Vdara) Property from MGM for approximately $3.9 billion ($727,239 per key), inclusive of a $763.4 million equity investment from Blackstone, and simultaneously leased the CityCenter (Aria & Vdara) Property to the OpCo pursuant to the Master Lease.

The Master Lease has an initial term of 30 years expiring in 2051, with three, 10-year renewal options and no termination options other than in connection with certain conditions following a casualty or condemnation. The borrowers are entitled to a current Master Lease

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

35

Hospitality – Full Service 3730 South Las Vegas Boulevard and 2600 West Harmon Avenue Las Vegas, NV 89158	Collateral Asset Summary – Loan No. 1 CityCenter (Aria & Vdara)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 36.2% 4.46x 24.8%

rent of approximately $232.7 million per annum (the “Master Rent” or “PropCo EBITDA”), which is structured with 2.0% escalations through 2036. Thereafter, the escalation will be the greater of 2.0% or the consumer price index (“CPI”), capped at 3.0% per annum.

In addition to the cash flow generated by the CityCenter (Aria & Vdara) Property, the Master Lease is structured with a corporate guaranty for all lease obligations from MGM (the “MGM Master Lease Guaranty”), a publicly traded company with a market capitalization of approximately $9.4 billion as of December 2025. The Master Lease and the MGM Master Lease Guaranty have been collaterally assigned to the lender. Moreover, the MGM Tenant is required to post a reserve in the amount of one year’s then current Master Rent if (i) both the ratio of earnings before interest, taxes, depreciation, amortization and rent (“EBITDAR”) to Master Rent coverage falls below 1.60x and MGM’s market capitalization declines below $6.0 billion or (ii) both MGM is no longer listed on a major stock exchange and the ratio of EBITDAR to Master Rent declines below a 2.0x coverage.

The Master Lease requires an ongoing capital expenditure (“CapEx”) reserve equal to 1.5% of revenues and a minimum CapEx spend based on a five-year rolling schedule equal to: (a) 4.0% of revenues for years one through five, (b) 2.5% of revenues for years six through ten, (c) 3.0% of revenues for years eleven through twenty and (d) 3.5% of revenues for years twenty-one and thereafter. The estimated CapEx spend during the term of the CityCenter (Aria & Vdara) Whole Loan based on the contractually required spend is approximately $498.8 million ($93,252 per room).

Since 2021, the CityCenter (Aria & Vdara) Property has rapidly recovered from the COVID-19 pandemic, as evidenced by TTM September 2025 occupancy, ADR, RevPAR and EBITDAR increases of approximately 69.3%, 46.5%, 148.1% and 124.0%, respectively. The CityCenter (Aria & Vdara) Property had an overall EBITDAR of approximately $283.7 million as of TTM August 2021 and approximately $635.4 million as of TTM September 2025.

The Aria. Located in the heart of CityCenter on the Las Vegas Strip, the Aria Resort & Casino is a premier, full-service luxury resort and casino spanning approximately 61.4 acres. The Aria comprises 4,002 guest rooms and suites, including 17 exclusive villas, distributed across a 61-story main tower that offers sweeping views of the Las Vegas Strip and the surrounding cityscape. The Aria is renowned for its award-winning hospitality, having received various travel guide awards. The Aria was designed with sustainability in mind, achieving LEED Gold certification and incorporating energy and water efficiency measures. Entertainment options include the JEWEL Nightclub, a 24,000 square foot venue featuring DJs, as well as the Aria Fine Art Collection. Additional amenities include concierge services, a business center, and direct access to the Las Vegas tram system.

The Aria offers a diverse mix of over 4,000 guest rooms, including 3,436 deluxe rooms, 258 recently renovated tower suites, 291 Sky Suites (as defined below) and 17 villas. Rooms average 638 square feet and feature advanced technology, keyless entry and voice-activated controls in select suites. The “Sky Suites” are a hotel-within-a-hotel, offering amenities for guests, including private check-in, dedicated elevators, access to a private lounge with complimentary food/drinks and the secluded Sky Pool, all in spacious, modern suites with separate living areas and bathrooms. They provide perks like luxury airport transfers, butler service, and priority access to dining. As of TTM September 2025, the Aria maintained an occupancy rate of 94.2%, with an ADR of $346.79 and RevPAR of $326.83.

The casino floor spans approximately 150,000 square feet, featuring a selection of 1,940 slot machines, 145 table games, a high-limit lounge and a race and sports book catering to both casual and experienced players. Gaming revenue accounted for 30.8% of total property revenues as of TTM September 2025, reflecting a shift toward non-gaming demand drivers. Nominal gaming revenue grew approximately 31% at the Aria between 2019 and 2024.

The Aria offers over 500,000 square feet of convention and meeting space, complemented by seven ballrooms, 51 meeting rooms and a dedicated event planning team. Dining options include over 20 F&B outlets, ranging from upscale, well rated and celebrity chef-driven restaurants such as Carbone, CATCH, Jean Georges Steakhouse, Bardot Brasserie, and Blossom, to a variety of casual and quick-serve concepts. Additionally, Gymkhana, an Indian restaurant located in London, opened its first U.S. location at the Aria in December of 2025 and is expected to drive continued growth in the F&B segment. Additional amenities include a 215,000 square foot pool deck with four pools and 12,000 square feet of cabanas, a spa and salon, the Aria Fine Art Collection, and direct access to luxury retail and entertainment venues.

The Vdara. Located adjacent to Aria Resort & Casino within CityCenter, the Vdara Hotel & Spa is a luxury, non-gaming, all-suite hotel distinguished by its modern crescent design. The 57-story tower features 1,495 guest suites and offers a tranquil, smoke-free environment with direct access to the Las Vegas Strip. The Vdara is recognized for its upscale accommodations and LEED Gold-certified design. The Vdara features approximately 16,500 square feet of meeting and event space, including a 3,923 square foot grand ballroom and the flagship Silk Road meeting space which accommodates up to 200 guests and features a private dining room. Amenities include a two-level wellness spa, a rooftop pool with cabanas and daybeds, a state-of-the-art fitness center, and a curated selection of luxury retail outlets. The Vdara offers seamless connectivity to the Aria, Bellagio, and other CityCenter attractions via the express tram.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

36

Hospitality – Full Service 3730 South Las Vegas Boulevard and 2600 West Harmon Avenue Las Vegas, NV 89158	Collateral Asset Summary – Loan No. 1 CityCenter (Aria & Vdara)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 36.2% 4.46x 24.8%

The Vdara’s 1,495 suites include deluxe, premium, luxury and premier options, with average room sizes of 660 square feet. Suites feature open floor plans, horizontal windows with expansive city and mountain views, and fully equipped gourmet kitchens with designer appliances. The Vdara is part of a condominium, which also includes 148 residential condominium units, of which approximately 32 participate in a rental program pursuant to which they are available for rental as hotel rooms. As of TTM September 2025, the Vdara reported an occupancy rate of 93.9%, ADR of $276.95, and RevPAR of $260.06, reflecting strong demand for upscale, non-gaming accommodations on the Las Vegas Strip.

The Vdara offers a selection of premium dining options, including Elements, Maceoo Paris, Terrene, and Radiance, as well as in-suite dining and access to the Aria’s extensive restaurant portfolio. The Vdara Spa & Salon spans two floors and features 11 treatment rooms, sauna, steam rooms, hot plunges, and heated chaise lounges. The rooftop pool deck offers panoramic views and private cabanas. The Vdara also has a state-of-the-art fitness center and luxury retail outlets. The Silk Road meeting space at the Vdara is seamlessly connected to the Aria and Bellagio via the CityCenter tram, offering guests convenient access to world-class dining, entertainment, and retail.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

37

Hospitality – Full Service 3730 South Las Vegas Boulevard and 2600 West Harmon Avenue Las Vegas, NV 89158	Collateral Asset Summary – Loan No. 1 CityCenter (Aria & Vdara)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 36.2% 4.46x 24.8%

The following table presents certain information relating to the WholeCo look-through historical operating performance and underwritten net cash flow at the CityCenter (Aria & Vdara) Property. The borrowers are entitled to receive only the rent under the Master Lease and not the underlying WholeCo look through income.

Operating Performance and Underwritten Net Cash Flow(1)
	2022	2023	2024	TTM 9/30/2025	UW(2)	Per Room(3)	%(4)
Rooms Revenue	$521,516,805	$613,499,702	$637,872,265	$606,971,605	$621,725,603	$116,232	38.1%
Casino Revenue	398,416,803	379,429,580	363,767,670	445,674,245	428,910,321	80,185	26.3
Food & Beverage Revenue	408,775,407	445,587,845	468,136,267	443,366,197	465,422,092	87,011	28.6
Other Departmental Revenue(5)	115,087,855	115,820,055	111,693,386	115,354,233	113,733,501	21,263	7.0
Total Revenue	$1,443,796,870	$1,554,337,182	$1,581,469,587	$1,611,366,280	$1,629,791,517	$304,691	100.0%

Rooms Expense(6)	151,452,587	169,988,158	185,046,225	183,986,680	188,651,419	35,269	30.3
Casino Expense(6)	172,516,951	198,058,944	198,607,896	198,748,960	197,812,779	36,981	46.1
Food & Beverage Expense(6)	280,374,257	330,729,810	341,847,365	328,631,653	345,361,697	64,566	74.2
Other Departmental Expense(5)(6)	42,444,516	45,389,779	45,077,711	46,914,540	46,305,073	8,657	40.7
Total Departmental Expenses	$646,788,311	$744,166,692	$770,579,198	$758,281,833	$778,130,967	$145,472	47.7%

Gross Operating Income	$797,008,559	$810,170,490	$810,890,390	$853,084,447	$851,660,549	$159,219	52.3%

Administrative and General	63,269,875	70,348,977	68,335,109	64,439,497	65,217,842	12,193	4.0
Sales and Marketing	32,315,100	24,130,762	24,723,051	18,560,141	18,779,491	3,511	1.2
Property Operation and Maintenance	22,382,967	23,366,146	25,675,346	25,004,506	25,269,661	4,724	1.6
Total Undistributed Expenses	$117,967,943	$117,845,886	$118,733,506	$108,004,144	$109,266,994	$20,428	6.7%

Gross Operating Profit	$679,040,616	$692,324,605	$692,156,884	$745,080,303	$742,393,555	$138,791	45.6%

Total Management Fees	$64,857,314	$69,873,004	$71,104,350	$72,397,889	$72,698,736	$13,591	4.5%

Real Estate Taxes	19,280,539	20,595,325	21,694,635	22,156,930	22,156,930	4,142	1.4
Insurance	15,577,537	15,889,993	15,623,447	15,138,129	15,138,129	2,830	0.9
Total Fixed Expenses	$34,858,076	$36,485,318	$37,318,082	$37,295,059	$37,295,059	$6,972	2.3%

Net Operating Income	$579,325,226	$585,966,283	$583,734,452	$635,387,355	$632,399,759	$118,228	38.8%

FF&E	21,656,953	23,315,058	23,722,044	24,170,494	24,446,873	4,570	1.5

Net Cash Flow	$557,668,273	$562,651,225	$560,012,408	$611,216,861	$607,952,887	$113,657	37.3%

Occupancy	89.0%	93.4%	95.2%	94.2%	94.8%
ADR	$300.03	$335.10	$340.58	$328.90	$336.06
RevPAR	$267.00	$312.90	$324.22	$309.68	$318.44
(1)	Financials are inclusive of revenue and expenses from the racing and sports book (“RSB”) operations at the Aria. The revenue and expenses associated with the racing and sports book operations were transferred to BetMGM (an affiliate of MGM) pursuant to an RSB services agreement. The RSB services agreement and any revenue and expenses derived from the RSB operation at the Aria are not a part of the collateral for the CityCenter (Aria & Vdara) Whole Loan and are excluded from the calculations of EBITDAR and net cash flow. Any revenues or expenses or other amounts from the RSB operation belong to BetMGM. The borrowers will not receive financial reporting from MGM Tenant with respect to the RSB operations and any revenues or expenses derived therefrom. The lender will not be entitled to receive any financial reporting

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

38

Hospitality – Full Service 3730 South Las Vegas Boulevard and 2600 West Harmon Avenue Las Vegas, NV 89158	Collateral Asset Summary – Loan No. 1 CityCenter (Aria & Vdara)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 36.2% 4.46x 24.8%

or cash flow information from the RSB operations at the Aria property. However, the terms of the Master Lease provide that, upon the expiration or earlier termination of the Master Lease, which may include a termination of the Master Lease by the borrowers following a default by MGM Tenant thereunder, the RSB services agreement will be terminated at MGM Tenant’s cost and expense. Upon such termination, subject to compliance with applicable gaming laws, the borrowers may elect to operate or engage a separate operator for the RSB operations and collect all or a portion of the revenues and expenses derived from such RSB operations thereafter.

(2)	Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(3)	Per Room is based on 5,349 rooms.
(4)	% column represents percent of Total Revenue unless stated otherwise.
(5)	Other Departmental Revenue and Other Department Expenses consists of retail, entertainment and other department revenues and expenses.
(6)	% column represents percent of respective department revenue.

Appraisal. According to the appraisal, the CityCenter (Aria & Vdara) Property had a “hypothetical – fee simple” appraised value of $7,032,800,000 as of November 25, 2025, based on the hypothetical condition that the CityCenter (Aria & Vdara) Property is not subject to the Master Lease and an “as is – leased fee” appraised value of $4,450,000,000 as of November 25, 2025. The table below shows the appraisal’s “hypothetical – fee simple” and “leased fee” conclusions.

Appraisal Valuation Summary(1)
Property	Appraised Value	Capitalization Rate	Appraisal Approach
The Aria	$6,375,000,000(2)	8.50%	Income Capitalization Approach
The Vdara	$657,800,000(2)	7.43%	Income Capitalization Approach
Leased Fee	$4,450,000,000	5.25%	Income Capitalization Approach
(1)	Source: Appraisal.
(2)	Represents the WholeCo Appraised Value. The CityCenter (Aria & Vdara) Whole Loan is not secured by the MGM Tenant’s leasehold interests in the CityCenter (Aria & Vdara) Property but is secured by the borrowers’ rights under the Master Lease.

Environmental Matters. According to the Phase I environmental reports dated December 3, 2025 there are no recognized environmental conditions at the CityCenter (Aria & Vdara) Property.

The Market. The CityCenter (Aria & Vdara) Property is located on the Las Vegas Strip within the master planned CityCenter in Las Vegas, Nevada. Las Vegas is one of the top three destinations in the United States for business conventions and a national leader in the hospitality industry. According to a third party research report, hotel fundamentals in Las Vegas have strengthened since the easing of COVID-19 impacts in 2021 with average ADR and average RevPAR increasing from 2019 to 2025 (through September) by approximately 51.6% and 48.1%, respectively. In 2024, Las Vegas welcomed approximately 41.7 million visitors, marking a 2.1% increase over 2023 and the fourth consecutive year of growth since the COVID-19 pandemic while slightly trailing its 2019 levels by approximately 2.0%. Las Vegas’ monthly visitor trend through 2025 (through September) is tracking that of 2019, with the average monthly visitor count reaching approximately 3.2 million compared to 2019’s monthly average of 3.5 million.

According to a third party research report, gaming revenue has been decreasing as an overall percentage of Las Vegas Strip revenue, nominal gaming revenue grew approximately 31.0% from 2019 to 2024, while the monthly average gaming revenue grew approximately 30.6% from 2019 to 2025 (as of September). The hotels have continued to diversify revenue sources while continuing to grow casino revenue.

The introduction of professional sports and certain key entertainment attractions in recent years has accelerated non-gaming driven demand. Las Vegas welcomed its first professional sports team in 2017, just a year after the T-Mobile Arena finished construction. The NHL expansion team boasts the highest average attendance in the league, with roughly 18,000 fans each game. Additionally, the state-of-the-art, $1.9 billion Allegiant Stadium opened in 2020 to the NFL’s Las Vegas Raiders. The 65,000-seat stadium is walking distance from the Las Vegas Strip and hosts concerts, exhibitions and sporting events. Over the first five years of its existence, the stadium has helped to draw more than 6 million guests to over 700 events.

The Sphere, which opened in 2023, is the largest LED display in the world, measuring 366 feet high and 516 feet wide. Development was estimated to cost approximately $2.3 billion, making it the most expensive entertainment venue built in the Las Vegas Valley. The groundbreaking entertainment venue has quickly become one of the most recognizable landmarks in Las Vegas. With seating capacity of up to 18,600 people, it combines cutting-edge visuals and sound with a striking exterior made of 1.2 million LED lights. In 2024, the Sphere grossed $420.5 million off of 1.3 million concert tickets sold, ranking as the top-grossing venue of any size that year.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

39

Hospitality – Full Service 3730 South Las Vegas Boulevard and 2600 West Harmon Avenue Las Vegas, NV 89158	Collateral Asset Summary – Loan No. 1 CityCenter (Aria & Vdara)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 36.2% 4.46x 24.8%

Las Vegas will host the Formula 1 Grand Prix annually through 2032, with the inaugural race held in November 2023 and the Oakland Athletics Major League Baseball team is expected to move to Las Vegas, with a new $2.0 billion, 33,000-seat stadium expected to be completed by 2028. We cannot assure you that such move will take place or that the stadium will be constructed.

The following table presents certain information regarding properties located on the Las Vegas Strip:

Las Vegas Strip Hotel Occupancy, ADR and RevPAR(1)
Year	Occupancy	ADR	RevPAR
YTD Oct 2025	83.7%	$195.34	$163.50
2024	86.4%	$206.12	$178.09
2023	86.2%	$204.42	$176.21
2022	81.6%	$182.11	$148.60
(1)	Source: Appraisal.

The Borrowers and the Borrower Sponsor. The borrowers are Ace A PropCo LLC and Ace V PropCo LLC, each of which is a Delaware limited liability company and single-purpose, bankruptcy-remote entity with two independent directors. Each borrower is a recycled entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the CityCenter (Aria & Vdara) Whole Loan.

The borrower sponsor is Blackstone Real Estate Partners IX L.P., a subsidiary of Blackstone. Founded in 1985, Blackstone is a New York based global alternative asset manager and provider of financial advisory services with approximately $1.2 trillion in assets under management as of September 30, 2025. The real estate segment employs nearly 850 professionals across 12 offices globally. The Blackstone real estate group was established in 1991 and is a global private equity real estate investment manager, with a portfolio of approximately $320 billion of capital under management and a $611 billion global real estate portfolio as of September 30, 2025. Blackstone owns and operates assets across every major geography and sector, including logistics, residential, office, hospitality and retail.

The non-recourse carveout guarantor is Blackstone Real Estate Partners IX-TE (AIV) L.P. The non-recourse carveout guarantor’s aggregate liability under the non-recourse carveout guaranty with respect to certain bankruptcy-related full non-recourse carveouts is capped at 10% of the outstanding principal balance of the CityCenter (Aria & Vdara) Whole Loan, plus certain costs and expenses of enforcement set forth in the guaranty. In addition, there is no environmental indemnitor under the CityCenter (Aria & Vdara) Whole Loan other than the borrowers; provided that the non-recourse carveout guarantor will be liable for certain environmental liabilities to the extent an environmental policy is not maintained. See “Description of the Mortgage Pool—Non-Recourse Carveout Limitations” in the Preliminary Prospectus.

Property Management. The CityCenter (Aria & Vdara) Property is operated by the MGM Tenant pursuant to the Master Lease.

Initial and Ongoing Reserves. For so long as the CityCenter (Aria & Vdara) Property is subject to the Master Lease, there are no ongoing reserves required under the CityCenter (Aria & Vdara) Whole Loan documents.

Under the Master Lease, the MGM Tenant will be obligated to make monthly deposits of 1.50% of net revenues at an eligible institution to be used for FF&E and qualifying capital expenditures (the “OpCo FF&E Reserve Account”). On the origination date, the MGM Tenant granted the borrowers a security interest in the OpCo FF&E Reserve Account and the borrowers collaterally assigned the borrowers’ security interest in the OpCo FF&E Reserve Account to the lender.

Tax Reserve – For so long as the CityCenter (Aria & Vdara) Property is not subject to the Master Lease, on each payment date during the continuance of a Trigger Period (as defined below), the borrowers are required to deposit 1/12th of an amount which would be sufficient to pay all taxes at least 30 days prior to their respective due dates. If taxes are reserved for by a brand manager pursuant to a brand management agreement or a casino operator pursuant to a casino management agreement, then no tax deposits are required.

Insurance Reserve – For so long as the CityCenter (Aria & Vdara) Property is not subject to the Master Lease, on each payment date during the continuance of a Trigger Period, insurance deposits are required in an amount equal to 1/12th of an amount which would be sufficient to pay the insurance premium due for the renewal of the coverage afforded by the insurance policies at least 30 days prior to the expiration thereof. If (x) the liability or casualty insurance policy maintained by the borrowers covering the CityCenter (Aria & Vdara)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

40

Hospitality – Full Service 3730 South Las Vegas Boulevard and 2600 West Harmon Avenue Las Vegas, NV 89158	Collateral Asset Summary – Loan No. 1 CityCenter (Aria & Vdara)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 36.2% 4.46x 24.8%

Property constitutes an acceptable blanket policy or (y) insurance premiums are reserved for by a brand manager pursuant to a brand management agreement or a casino operator pursuant to a casino management agreement, then no insurance deposits are required. An acceptable blanket policy was in place at origination.

Replacement Reserve – For so long as the CityCenter (Aria & Vdara) Property is not subject to the Master Lease, the borrowers are required to make a deposit of (i) on each payment date during a Trigger Period, an amount equal to (a) 4.0% of net revenue from guest rooms and borrower-managed food and beverage operations and (b) 0.5% of all other net revenue (other than non-recurring items), in each case for the calendar month that is two months prior to the calendar month in which the applicable deposit to the replacement reserve fund is to be made (the sum of (a) and (b), the “Replacement Reserve Monthly Deposit”), and (ii) if a Trigger Period does not exist, on the first payment date of each calendar quarter, an amount equal to the lesser of (x) the Replacement Reserve Current Year Lookback Deficiency (as defined below) and (y) the Replacement Reserve Five Year Lookback Deficiency (as defined below) (the lesser of (x) and (y), the “Replacement Reserve Quarterly Deposit”), provided that for so long as the CityCenter (Aria & Vdara) Property is managed by (x) a brand manager pursuant to a brand management agreement and/or (y) a casino operator pursuant to a casino management agreement, the amounts required to be funded as a Replacement Reserve Monthly Deposit or a Replacement Reserve Quarterly Deposit will be reduced on a dollar-for-dollar basis by any amounts deposited into a manager account for replacements, PIP work or brand-mandated work for the applicable calendar months as set forth in the annual budget and required pursuant to the terms of the brand management agreement and/or casino management agreement if the borrowers deliver evidence reasonably satisfactory to the lender that such deposit has been made.

“Replacement Reserve Current Year Lookback Deficiency” means an amount equal to (x) the aggregate amount of Replacement Reserve Monthly Deposits which would have been funded from the beginning of the then calendar year to the date of determination had a Trigger Period been in effect for the entirety of such period less (y) the sum of (1) the aggregate amount expended on replacements, PIP work and brand-mandated work during such calendar year to date and (2) the aggregate amount funded into the replacement reserve account during such calendar year to date; provided, if the foregoing calculation results in a negative number, the Replacement Reserve Current Year Lookback Deficiency will be deemed to be zero.

“Replacement Reserve Five Year Lookback Deficiency” means (i) zero, with respect to any period before December 31, 2025, and (ii) from and after January 1, 2026, an amount equal to (x) 4.0% of net revenue from guest rooms and borrower-managed food and beverage operations and 0.5% of all other net revenues (other than non-recurring items) during the Replacement Reserve Five Year Lookback Period (as defined below) less (y) the sum of (1) the aggregate amount expended on replacements, PIP work and brand mandated work during the Replacement Reserve Five Year Lookback Period (including amounts expended by MGM Tenant pursuant to the express terms and conditions of the Master Lease) and (2) the aggregate amounts funded into the Replacement Reserve Fund (as defined in the CityCenter (Aria & Vdara) Whole Loan documents) during such Replacement Reserve Five Year Lookback Period; provided, if the foregoing calculation results in a negative number, the Replacement Reserve Five Year Lookback Deficiency will be deemed to be zero.

“Replacement Reserve Five Year Lookback Period” means each five year period (on a rolling basis) with the first period commencing on January 1, 2021 and expiring on December 31, 2025 and the second period commencing on January 1, 2022 and expiring on December 31, 2026.

Lockbox / Cash Management. The CityCenter (Aria & Vdara) Whole Loan is subject to a hard lockbox with springing cash management. Unless a Trigger Period is continuing, amounts on deposit in the lockbox account will be disbursed to the borrowers’ operating account in accordance with the clearing account agreement. After the occurrence and during the continuation of a Trigger Period, at least two times per week, the lockbox bank will be required to sweep funds from the lockbox account into the cash management account in accordance with the clearing account agreement and the cash management bank will apply funds on deposit in the order of priority described in the CityCenter (Aria & Vdara) Whole Loan documents, with the remaining excess cash flow to be held as additional collateral for the CityCenter (Aria & Vdara) Whole Loan, subject to the borrowers’ ability to request disbursements of excess cash flow for certain items set forth in the CityCenter (Aria & Vdara) Whole Loan documents and subject to a cap on reserved excess cash flow in an amount equal to the DSCR Trigger Cure Prepayment Amount (as defined below).

A “Trigger Period” means a period (A) commencing upon the earliest of: (i) a CityCenter (Aria & Vdara) Whole Loan event of default, (ii) an event of default under any mezzanine loan, (iii) a bankruptcy action of the borrowers or (iv) a DSCR Trigger Event (as defined below), and (B) terminating upon (i) in the event of a Trigger Period pursuant to clause (A)(i) above, no CityCenter (Aria & Vdara) Whole Loan event of default is continuing, (ii) in the event of a Trigger Period pursuant to clause (A)(ii) above, no event of default under such mezzanine loan is continuing, (iii) in the event of a Trigger Period pursuant to clause (A)(iii) above, such bankruptcy action was involuntary and not consented to by the borrowers, and is discharged, stayed or dismissed within 90 days of its filing, and (iv) in the event of a Trigger Period pursuant to clause (A)(iv) above, the occurrence of a DSCR Trigger Event Cure (as defined below).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

41

Hospitality – Full Service 3730 South Las Vegas Boulevard and 2600 West Harmon Avenue Las Vegas, NV 89158	Collateral Asset Summary – Loan No. 1 CityCenter (Aria & Vdara)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 36.2% 4.46x 24.8%

“DSCR Trigger Event” means (i) for so long as the Master Lease is in effect and the Master Lease guarantor is publicly traded, the occurrence of both (a) a DSCR (as defined below) as determined by the lender, of less than 2.00:1.00 (the “Required DSCR Ratio”) on any calculation date for the two consecutive calendar quarters immediately preceding the calculation date, based upon the trailing 12 month period immediately preceding such calculation date, and (b) Master Lease guarantor’s market capitalization is less than $6,000,000,000 (the “Market Capitalization Requirement”) for such two consecutive calendar quarters and (ii) for so long as either the Master Lease is not in effect or the Master Lease guarantor is not publicly traded, a DSCR, as determined by the lender, of less than the Required DSCR Ratio on any calculation date for the two consecutive calendar quarters immediately preceding the calculation date, based upon the trailing 12 month period immediately preceding such calculation date.

“DSCR Trigger Event Cure” means the occurrence of any of the following: (i) the DSCR, as determined as of the first day of each of two consecutive calendar quarters following the occurrence of the applicable DSCR Trigger Event, is no less than the Required DSCR Ratio, (ii) borrowers prepay the CityCenter (Aria & Vdara) Whole Loan in an amount equal to the amount of the CityCenter (Aria & Vdara) Whole Loan and any mezzanine loan that if prepaid would result in a DSCR equal to the Required DSCR Ratio (the “DSCR Trigger Cure Prepayment Amount”) (provided that in the event of a prepayment pursuant to this clause (ii), the DSCR Trigger Period will cease upon such prepayment without any obligation to wait two consecutive calendar quarters) or, in each case to avoid a Trigger Period from occurring, (iii) the guarantor delivers a guaranty (the “DSCR Trigger Cure Guaranty”) in an amount equal to the DSCR Trigger Cure Prepayment Amount, (iv) the borrowers deliver cash and/or a letter of credit in an amount equal to the DSCR Trigger Cure Prepayment Amount (the “DSCR Cure Collateral”) or (v) if the Master Lease is in effect and the Master Lease guarantor is publicly traded, the Master Lease guarantor satisfies the Market Capitalization Requirement without any obligation to wait two consecutive calendar quarters. In the event the DSCR Trigger Event Cure is achieved by delivery of the DSCR Cure Collateral or the DSCR Trigger Cure Guaranty to the lender, the applicable DSCR Trigger Period will cease upon delivery of such DSCR Cure Collateral or DSCR Trigger Cure Guaranty to the lender, without any obligation to wait two consecutive calendar quarters.

“DSCR” means the ratio for the period in question in which: (a) the numerator is (x) while the Master Lease is in effect: (i) if there are one or more MGM operating subtenants for an individual property, the sum of (A) the EBITDAR for each relevant MGM operating subtenant for that individual property (or part of it) and (B) the EBITDAR for MGM Tenant (allocated to any individual property or part of it without an MGM operating subtenant) or (ii) if no MGM operating subtenant exists for that individual property, the EBITDAR for the MGM Tenant allocated to that individual property, or (y) if the Master Lease is not in effect, the sum of EBITDAR for each individual property during that period; and (b) the denominator is the total debt service and mezzanine debt service payable during the 12 months following the calculation date.

Subordinate and Mezzanine Debt. The subordinate debt is evidenced by the CityCenter (Aria & Vdara) B Notes in the aggregate amount of $902,200,000.

Permitted Future Subordinate or Mezzanine Debt. The borrowers have a one-time right without the consent of the lender to cause a mezzanine borrower to incur additional indebtedness in the form of one or more mezzanine loans (the “Mezzanine Loan”), subject to satisfaction of certain conditions precedent set forth in the CityCenter (Aria & Vdara) Whole Loan documents, including that no CityCenter (Aria & Vdara) Whole Loan event of default is then continuing and the principal amount of the Mezzanine Loan will in no event exceed the amount which, after giving effect thereto, yields (x) an aggregate LTV ratio not greater than 77.5% and (y) a debt yield not less than 6.75%.

Preferred Equity. On December 9, 2025, a wholly-owned subsidiary of Realty Income Corporation and affiliates of the borrower sponsor entered into a perpetual preferred equity agreement whereby the Investor LP contributed $800,000,000 in exchange for a preferred equity interest with a preferred return equal to 7.4% per annum, subject to escalations beginning December 9, 2030. See “Additional Indebtedness—Preferred Equity” in the Preliminary Prospectus.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

42

Mixed Use – Lab/Office 400 Arcola Road Collegeville, PA 19426	Collateral Asset Summary – Loan No. 2 400 Arcola Road	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 64.7% 1.28x 8.9%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

43

Mixed Use – Lab/Office 400 Arcola Road Collegeville, PA 19426	Collateral Asset Summary – Loan No. 2 400 Arcola Road	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 64.7% 1.28x 8.9%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

44

Mixed Use – Lab/Office 400 Arcola Road Collegeville, PA 19426	Collateral Asset Summary – Loan No. 2 400 Arcola Road	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 64.7% 1.28x 8.9%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Mixed Use – Lab/Office
Borrower Sponsor(s):	David Werner	Collateral:	Fee
Borrower(s):	Collegeville Holdings LLC	Location:	Collegeville, PA
Original Balance(1):	$90,000,000	Year Built / Renovated:	1992 / 2023
Cut-off Date Balance(1):	$90,000,000	Property Management:	Cushman & Wakefield U.S., Inc.
% by Initial UPB:	7.5%	Size:	796,633 SF
Interest Rate:	6.78100%	Appraised Value / Per SF:	$231,700,000 / $291
Note Date:	February 12, 2026	Appraisal Date:	December 17, 2025
Original Term:	60 months	Occupancy:	100.0% (as of February 6, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	97.0%
Original Amortization:	NAP	Underwritten NOI:	$13,399,244
Interest Only Period:	60 months	Underwritten NCF:	$13,239,918
First Payment Date:	April 6, 2026
Maturity Date:	March 6, 2031	Historical NOI(5)
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	NAV
Additional Debt Balance(1):	$60,000,000	2024 NOI:	NAV
Call Protection(2):	L(24),D(32),O(4)	2023 NOI:	NAV
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	NAV
Reserves(3)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$188
Taxes:	$417,477	$71,457	NAP	Maturity Date Loan / SF:	$188
Insurance:	$169,976	$24,282	NAP	Cut-off Date LTV:	64.7%
Replacement Reserves:	$0	Springing	NAP	Maturity Date LTV:	64.7%
TI / LC:	$0	Springing	NAP	UW NOI DY:	8.9%
Tax Increase Reserve:	$0	Springing(4)	NAP	UW NCF DSCR:	1.28x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$150,000,000	100.0%	Loan Payoff	$103,159,815	68.8%
			Return of Equity	40,643,544	27.1
			Closing Costs	5,609,188	3.7
			Upfront Reserves	587,452	0.4
Total Sources	$150,000,000	100.0%	Total Uses	$150,000,000	100.0%
(1)	The 400 Arcola Road Mortgage Loan (as defined below) is part of the 400 Arcola Road Whole Loan (as defined below) which is comprised of five pari passu promissory notes with an aggregate original principal balance of $150,000,000. The financial information presented above is based on the 400 Arcola Road Whole Loan.
(2)	Defeasance of the 400 Arcola Whole Loan is permitted after the earlier to occur of (i) two years after the closing date of the securitization that includes the last note to be securitized or (ii) February 12, 2029. The assumed defeasance lockout period of 24 payments is based on the anticipated closing date of the Benchmark 2026-V21 securitization trust in March 2026. The actual defeasance lockout period may be longer.
(3)	See “Initial and Ongoing Reserves” below.
(4)	See “-Tax Increase Reserve” below.
(5)	Historical NOI is not available due to the borrower sponsor acquiring the 400 Arcola Road Property (as defined below) in August 2023 and the subsequent formation of a condominium structure.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

45

Mixed Use – Lab/Office 400 Arcola Road Collegeville, PA 19426	Collateral Asset Summary – Loan No. 2 400 Arcola Road	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 64.7% 1.28x 8.9%

The Loan.  The second largest mortgage loan (the “400 Arcola Road Mortgage Loan”) is part of a whole loan (the “400 Arcola Road Whole Loan”) which is comprised of five pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $150,000,000. The 400 Arcola Road Whole Loan is secured by the borrower’s fee simple interest in a 796,633 SF lab/office facility in Collegeville, Pennsylvania (the “400 Arcola Road Property”). The 400 Arcola Road Mortgage Loan was originated on February 12, 2026 by Goldman Sachs Bank USA (“GSBI”). The 400 Arcola Road Mortgage Loan is evidenced by the controlling Note A-1 and the non-controlling Note A-2, with an aggregate outstanding principal balance as of the Cut-off Date of $90,000,000. The 400 Arcola Road Whole Loan has a five-year term, is interest-only for the full term and accrues interest at a rate of 6.78100% per annum on an Actual/360 basis.

The relationship between the holders of the 400 Arcola Road Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The 400 Arcola Road Whole Loan will be serviced pursuant to the pooling and servicing agreement for the Benchmark 2026-V21 securitization trust. See “Pooling and Servicing Agreement” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$60,000,000	$60,000,000	Benchmark 2026-V21	Yes
A-2	$30,000,000	$30,000,000	Benchmark 2026-V21	No
A-3(1)	$35,000,000	$35,000,000	GSBI	No
A-4(1)	$15,000,000	$15,000,000	GSBI	No
A-5(1)	$10,000,000	$10,000,000	GSBI	No
Total	$150,000,000	$150,000,000
(1)	Expected to be contributed to one or more future securitizations.

The Property. The 400 Arcola Road Property is a 796,633 SF lab/office facility consisting of four buildings within the Arcola Corporate Campus in Collegeville, Pennsylvania. In August 2023, the borrower sponsor purchased Arcola Corporate Campus as part of lease-back from Wyeth Pharmaceuticals (a wholly owned subsidiary of Pfizer). At the time of acquisition, the 1,853,053 SF Arcola Campus was approximately 86.6% NNN leased consisting of Dow Chemical Company (927,828 SF expiring 12/31/2028), Wyeth Pharmaceuticals (a wholly owned subsidiary of Pfizer 677,311 SF expiring 8/15/2028) and 247,914 SF of vacant office space. The broader campus consists of 14 buildings and spans approximately 1.9 million SF.

The 400 Arcola Road Property is subject to a condominium structure. See “Description of the Mortgage Pool—Mortgage Pool Characteristics—Condominium” in the Preliminary Prospectus.

Sole Tenant. The sole tenant at the 400 Arcola Road Property is Dow Chemical Company, (Moody’s / S&P / Fitch; NR / NR / BBB+) (“Dow”), a leading American materials science company and a global producer of plastics, chemicals, and silicones. Dow operates across 31 countries, 104 manufacturing sites, and has over 35,000 employees. Dow is currently traded on the New York Stock Exchange under the ticker DOW. Dow has used the 400 Arcola Road Property as its material science headquarters since 2012, and it remains Dow’s only institutional-grade lab facility on the east coast. Dow’s triple net lease commenced on July 1, 2012 and expires on December 31, 2035, with five, six-year renewal options and no termination options.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

46

Mixed Use – Lab/Office 400 Arcola Road Collegeville, PA 19426	Collateral Asset Summary – Loan No. 2 400 Arcola Road	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 64.7% 1.28x 8.9%

The following table presents certain information relating to the sole tenant at the 400 Arcola Road Property:

Tenant Summary(1)
Tenant	Ratings (Moody’s/S&P/Fitch)(2)	Net Rentable Area (SF)	% of Total NRA	U/W Base Rent	UW Base Rent PSF	% of Total UW Base Rent	Lease Exp. Date	Termination Option (Y/N)	Renewal Option

Dow Chemical Company	NR/NR/BBB+	796,663	100.0%	$12,809,348	$16.08	100.0%	12/31/2035	N	5 x 6 yr
Total Occupied		796,663	100.0%	$12,809,348	$16.08	100.0%
Vacant		0	0.0%
Collateral Total		796,663	100.0%

(1)	Based on the underwritten rent roll dated as of February 6, 2026.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the 400 Arcola Road Property, based on the initial lease expiration date:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	0	0.0%	0.0%	$0	0.0%	$0.00	0
2029	0	0.0%	0.0%	$0	0.0%	$0.00	0
2030	0	0.0%	0.0%	$0	0.0%	$0.00	0
2031	0	0.0%	0.0%	$0	0.0%	$0.00	0
2032	0	0.0%	0.0%	$0	0.0%	$0.00	0
2033	0	0.0%	0.0%	$0	0.0%	$0.00	0
2034	0	0.0%	0.0%	$0	0.0%	$0.00	0
2035	796,633	100.0%	100.0%	$12,809,348	100.0%	$16.08	1
2036	0	0.0%	100.0%	$0	0.0%	$0.00	0
2037 & Thereafter	0	0.0%	100.0%	$0	0.0%	$0.00	0
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	796,633	100.0%		$12,809,348	100.0%	$16.08	1
(1)	Based on the underwritten rent roll dated as of February 6, 2026.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

47

Mixed Use – Lab/Office 400 Arcola Road Collegeville, PA 19426	Collateral Asset Summary – Loan No. 2 400 Arcola Road	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 64.7% 1.28x 8.9%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the 400 Arcola Road Property:

Cash Flow Analysis(1)
	U/W	U/W PSF
Base Rent	$12,809,348	$16.08
Contractual Rent Steps	1,320,777	1.66
Potential Gross Revenue	$14,130,125	$17.74
Recoveries	10,232,580	12.84
(Vacancy)	(730,881)	(0.92)
Effective Gross Revenue	$23,631,824	$29.66

Total Expenses	$10,232,580	$12.84

Net Operating Income	$13,399,244	$16.82
Replacement Reserves	159,327	$0.20
Net Cash Flow	$13,239,918	$16.62

Occupancy %(2)	97.0%
NCF DSCR(3)	1.28x
NOI Debt Yield(3)	8.9%
(1)	Historical operating performance is not available due to the borrower sponsor acquiring the 400 Arcola Road Property in August 2023 and the subsequent formation of a condominium structure.
(2)	UW Occupancy % represents the economic occupancy.
(3)	Metrics are based on the 400 Arcola Road Whole Loan.

Appraisal. According to the appraisal, the 400 Arcola Road Property had an “as-is” appraised value of $231,700,000 as of December 17, 2025.

Environmental Matters. According to the Phase I environmental site assessment dated January 13, 2026, there was no evidence of any recognized environmental conditions at the 400 Arcola Road Property.

The Market. The 400 Arcola Road Property is located in Upper Providence Township in the Greater Philadelphia Area. The 400 Arcola Road Property has access to the Route 422 Expressway, connecting the local Collegeville area with Phoenixville, King of Prussia, and the Philadelphia Main Line. Route 422 also provides access to the Pennsylvania Turnpike. The Greater Philadelphia Area is a hub for the life sciences and healthcare sectors. The region is home to global institutions including the University of Pennsylvania, Thomas Jefferson University, and the Wistar Institute.

The Borrower and the Borrower Sponsor. The borrower is Collegeville Holdings LLC, a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 400 Arcola Road Whole Loan. The borrower sponsor and non-recourse carveout guarantor is David Werner. David Werner Real Estate Investments (“DWREI”) is a real estate investment firm based in New York City. Led by David Werner, DWREI has over 40 years of commercial real estate investment experience across the United States. DWREI property holdings include office towers in New York City, including 150 East 42nd Street, 1285 Avenue of the Americas, 237 Park Avenue, 235 East 42nd Street, 3,600 apartment units in the Southeast, Parkmerced Apartments in San Francisco, and 540 West Madison in Chicago.

Property Management. The 400 Arcola Road Property is currently managed by Cushman & Wakefield U.S., Inc., a third-party property management company.

Initial and Ongoing Reserves. At loan origination, the borrower deposited $587,452 into a basic carrying costs reserve, consisting of approximately (i) $169,976 for insurance and (ii) $417,477 for taxes.

Tax Reserve – On each due date, the borrower is required to fund 1/12 of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period (currently approximately $71,457).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

48

Mixed Use – Lab/Office 400 Arcola Road Collegeville, PA 19426	Collateral Asset Summary – Loan No. 2 400 Arcola Road	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 64.7% 1.28x 8.9%

Insurance Reserve – On each due date, to the extent not covered by a blanket policy, the borrower is required to fund 1/12 of the insurance premiums that the lender reasonably estimates will be payable over the next-ensuing 12-month period (currently approximately $24,282).

CapEx Reserve – On each due date during a Trigger Period (as defined below), the borrower is required to fund a capital expenditure reserve in the amount of approximately $13,277.

TI/LC Reserve – On each due date during a Trigger Period, the borrower is required to fund a TI/LC reserve in the amount of approximately $132,772.

Tax Increase Reserve – During any period following a determination, whether by settlement with Dow or by final judgment from a court proceeding, that requires the borrower to pay any property taxes that are not reimbursable by Dow under the Dow lease, the borrower is required to fund a monthly reserve in the amount equal to 1/12 of the amount that, if applied to the outstanding principal, would result in a debt yield of 8.5%, until the earlier to occur of (i) the date on which Dow reimburses the borrower for 100% of all outstanding property taxes, and (ii) Dow entering a written agreement to reimburse the borrower for or to pay directly all property taxes from and after the date of such agreement.

Lockbox / Cash Management. The 400 Arcola Road Whole Loan is structured with a hard lockbox and springing cash management. The borrower was required to deliver a tenant direction letter to Dow to directly deposit all rents into a lender-controlled lockbox account. In addition, the borrower is required to cause all cash revenues relating to the 400 Arcola Road Property and all other money received by the borrower or the property manager with respect to the 400 Arcola Road Property (other than tenant security deposits) to be deposited into such lockbox account or a lender-controlled cash management account by the end of the first business day of receipt thereof. On each business day that no Trigger Period, or event of default under the 400 Arcola Road Whole Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day that a Trigger Period or an event of default under the 400 Arcola Road Whole Loan is continuing, all funds in the lockbox account are required to be swept into the lender-controlled cash management account.

During the continuance of a Trigger Period or an event of default under the 400 Arcola Road Whole Loan, all amounts on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses are required to be deposited into an excess cash flow reserve account as additional collateral for the 400 Arcola Road Whole Loan.

A “Trigger Period” means each period beginning (a) when the debt service coverage ratio (“DSCR”) yield, determined as of the first day of any fiscal quarter, is less than 1.15x and ending when the DSCR, determined as of the first day of each of two consecutive fiscal quarters thereafter, is equal to or greater than 1.15x (and if the financial reports required under the 400 Arcola Road Whole Loan documents are not delivered to the lender as and when required, a Trigger Period will be deemed to have commenced and be ongoing unless and until such reports are delivered and they indicate, in fact, that no Trigger Period is ongoing), (b) if Dow is in monetary default or other material default (beyond any applicable notice and cure period) or (c) if Dow (i) goes dark with respect to greater than 25% of the space demised under the Dow lease, (ii) is the subject of a bankruptcy or similar proceeding, (iii) has given to the borrower notice of Dow’s intention to exercise a termination right (provided, that a notice given to the borrower of Dow’s intention to not make required payments will be deemed a notice of termination even if such failure to pay does not constitute an event of default under the Dow lease) or (iv) has given the borrower its intent to vacate its leased premises or enters into a sublease for more than 25% of the space demised under the Dow lease, (d) if Dow’s long-term credit rating drops below BBB- by S&P or Baa3 by Moody’s or (e) on the 12th payment date prior to the maturity date.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

49

Mixed Use – Retail/Office 3730 Foundry Way St. Louis, MO 63110	Collateral Asset Summary – Loan No. 3 City Foundry STL	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 60.9% 1.46x 10.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

50

Mixed Use – Retail/Office 3730 Foundry Way St. Louis, MO 63110	Collateral Asset Summary – Loan No. 3 City Foundry STL	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 60.9% 1.46x 10.6%

ATTACHED PARKING
DELI STAR
URBAN FORT
FOUNDRY WAY
LEVEL 1 GARAGE ENTRY
SPRING AVENUE
CITY WINERY
EXPAT
sanctioned
VIBESZN
Puttshack
THE FOOD HALL
AT CITY FOUNDRY
SANDBOX
10 Rails
Bullhorn
TRUFUSION
LEVEL ONE
Anchor
Non-Anchor / In-line
Restaurant / Entertainment
Office
Vacant
FOREST PARK PARKWAY
ALAMO
DRAFTHOUSE CINEMA
ATTACHED PARKING
FRESH THYME
MARKET
iHeart
Nolee
FOUNDRY WAY
SPRING AVENUE
EXPAT
PATIO
ORION
OPEN TO SPACE BELOW
THE FOOD HALL
AT CITY FOUNDRY
Puttshack
ROOF
ROOF
LOCHMUELLER GROUP
native pet
LEVEL TWO
Anchor
Non-Anchor / In-line
Restaurant / Entertainment
Office
Vacant

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

51

Mixed Use – Retail/Office 3730 Foundry Way St. Louis, MO 63110	Collateral Asset Summary – Loan No. 3 City Foundry STL	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 60.9% 1.46x 10.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

52

Mixed Use – Retail/Office 3730 Foundry Way St. Louis, MO 63110	Collateral Asset Summary – Loan No. 3 City Foundry STL	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 60.9% 1.46x 10.6%

Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Mixed Use - Retail/Office
Borrower Sponsor(s):	Stephen A. Smith and Stephen A. Smith, as Trustee of the Stephen A. Smith Living Trust UTA Dated October 28, 2004	Collateral:	Fee / Leasehold
Borrower(s):	FoPa Partners, LLC	Location:	St. Louis, MO
Original Balance(1):	$75,000,000	Year Built / Renovated:	1932, 2021, 2022 / 2022
Cut-off Date Balance(1):	$75,000,000	Property Management:	Pursang Realty, LLC
% by Initial UPB:	6.3%	Size:	337,828 SF
Interest Rate:	7.10000%	Appraised Value (As Is) / Per SF:	$159,270,000 / $471
Note Date:	February 11, 2026	Appraisal Date:	September 18, 2025
Original Term:	60 months	Occupancy:	91.6% (as of February 9, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	90.2%
Original Amortization:	NAP	Underwritten NOI:	$10,259,841
Interest Only Period:	60 months	Underwritten NCF:	$10,204,679
First Payment Date:	April 6, 2026
Maturity Date:	March 6, 2031	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	$9,839,215 (TTM December 31, 2025)
Additional Debt Balance(1):	$22,000,000	2024 NOI:	$8,700,132
Call Protection(2):	L(2),YM1(51),O(7)	2023 NOI:	$4,688,223
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$904,667
Reserves(3)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$287
Taxes:	$28,606	$9,535	NAP	Maturity Date Loan / SF:	$287
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	60.9%
Replacement Reserves:	$0	$4,572	NAP	Maturity Date LTV:	60.9%
TI / LC:	$2,000,000	Springing	$2,000,000	UW NOI DY(5):	10.6%
Other(4):	$161,539	$78,347	NAP	UW NCF DSCR(5):	1.46x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan	$97,000,000	92.6%	Loan Payoff	$96,509,725	92.1%
Borrower Sponsor Equity	7,783,005	7.4	Closing Costs	6,083,135	5.8
			Upfront Reserves	2,190,145	2.1
Total Sources	$104,783,005	100.0%	Total Uses	$104,783,005	100.0%
(1)	The City Foundry STL Mortgage Loan (as defined below) is part of the City Foundry STL Whole Loan (as defined below), which is comprised of two pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $97,000,000. Financial Information in the chart above is based on the aggregate outstanding principal balance as of the Cut-off Date of the City Foundry STL Whole Loan.
(2)	Prepayment of the City Foundry STL Mortgage Loan is permitted at any time on or after the end of the 60-day period commencing on the closing date of the BMARK 2026-V21 securitization trust. The Yield Maintenance lockout period of 2 payments is based on the anticipated closing date of the BMARK 2026-V21 securitization trust in March 2026. The actual lockout period may be longer.
(3)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(4)	Other Initial Reserves are comprised of (i) an initial unfunded obligations reserve of approximately $108,971, (ii) an upfront ground rent reserve of $52,568, (iii) a springing monthly ground rent reserve, (iv) an ongoing monthly put price reserve of approximately $78,347, and (v) a springing monthly TIF (as defined below) payment reserve.
(5)	See “Historic Tax Credit Structure” below for a calculation of UW NOI DY and UW NCF DSCR based on the master lease rent for the Foundry Historic Portion (as defined below).

The Loan. The third largest mortgage loan (the “City Foundry STL Mortgage Loan”) is part of a whole loan (the “City Foundry STL Whole Loan”) secured by the borrower’s fee interest in a 337,828 square foot mixed-use lifestyle center and leasehold interests in related parking areas located in Saint Louis, Missouri (the “City Foundry STL Property”). The City Foundry STL Whole Loan is evidenced by two pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $97,000,000. The City Foundry STL Whole Loan was originated by Citi Real Estate Funding Inc. (“CREFI”) and has an initial term of five years, is interest-only for the full

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

53

Mixed Use – Retail/Office 3730 Foundry Way St. Louis, MO 63110	Collateral Asset Summary – Loan No. 3 City Foundry STL	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 60.9% 1.46x 10.6%

term and accrues interest at a fixed rate of 7.10000% per annum on an Actual/360 basis. The City Foundry STL Mortgage Loan is evidenced by the controlling Note A-1 with an outstanding principal balance as of the Cut-off Date of $75,000,000.

The table below identifies the promissory notes that comprise the City Foundry STL Whole Loan. The relationship between the holders of the City Foundry STL Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The City Foundry STL Whole Loan will be serviced under the pooling and servicing agreement for the Benchmark 2026-V21 securitization trust. See “The Pooling and Servicing Agreement” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$75,000,000	$75,000,000	Benchmark 2026-V21	Yes
A-2(1)	$22,000,000	$22,000,000	CREFI	No
Whole Loan	$97,000,000	$97,000,000
(1)	Expected to be contributed to one or more future securitization(s).

The Property. The City Foundry STL Property is a 337,828 square foot mixed-use lifestyle center located in Saint Louis, Missouri. The City Foundry STL Property was originally constructed in 1932 as a manufacturing complex for the Century Electric Company and was later expanded and renovated into a lifestyle center as part of an adaptive reuse project from 2021 to 2022. The City Foundry STL Property is situated on an approximately 11.12-acre site and is comprised of five buildings including three mixed-use retail and office buildings, a grocery store, and a cinema. The City Foundry STL Property forms part of a larger development project within Saint Louis that also includes One Foundry Way, a non-collateral 270-unit residential apartment complex, and, according to the appraisal, future planned non-collateral phases that may introduce additional residential, commercial, educational, and hospitality uses to the overall Foundry Campus.

The City Foundry STL Property contains 186,827 square feet of retail space, including 92,125 square feet designated as entertainment/restaurant space, along with 89,766 square feet of office space, 44,586 square feet of cinema space, and a 16,649 square foot Food Hall. The City Foundry STL Property also has access to 773 parking spaces, resulting in a parking ratio of approximately 2.3 spaces per 1,000 square feet. The parking facilities consist of a borrower-owned 446-space parking garage, a borrower-owned 75-space surface parking lot, and a non-borrower owned parking garage and surface parking lot totaling 252 spaces (as to which borrower leases 94 spaces in the parking garage and 158 spaces in the surface parking lot).

As of February 9, 2026, the City Foundry STL Property was 91.6% leased to a diverse tenant pool of 36 tenants, which includes a variety of retail, restaurant/entertainment, cinema, grocery, and office tenants. The retail and entertainment space at the City Foundry STL Property is leased by 28 tenants representing 72.6% of underwritten rent while the office component is leased by eight tenants representing 27.4% of underwritten rent. Approximately 29.5% of underwritten base rent is generated by borrower affiliated tenants, including the Food Hall, Alamo Drafthouse, Coffeesmith (Sylvie Dee's), and Speakeasy.

The City Foundry STL Property is contained within an approved tax increment financing (“TIF”) district known as the City Foundry Saint Louis TIF Redevelopment Project. TIFs are economic development tools that allow a developer to utilize newly generated tax revenue to assist in financing eligible redevelopment costs through incremental increases in tax revenue within the redevelopment project area (“RPA”). The City Foundry STL Property benefits from two TIF development agreements, known as RPA 1 and RPA 2 (although, only Phase 1 of RPA 2 is applicable to the City Foundry STL Property), the rights and obligations under which were assigned to an affiliate of the borrower (the “TIF Developer”), pursuant to which the City of St. Louis agreed to reimburse the TIF Developer on account of qualified redevelopment costs, plus accrued interest on such amounts, and issued TIF notes (the “TIF Notes”) evidencing such reimbursement obligations. The TIF Notes are required to be repaid by the revenues generated by the incremental payments in lieu of taxes, economic activity taxes, sales taxes imposed by a community improvement district (“CID”) agreement, and sales taxes imposed by a transportation development district (“TDD”) agreement. The RPA 1 note is dated May 1, 2023 in an amount of $19,528,500 with a scheduled maturity date of February 18, 2040. The RPA 2 (Phase 1) note is dated August 30, 2024 in an amount of approximately $5,041,593, with a scheduled maturity date of December 31, 2041. The TIF Developer’s rights pursuant to both TIF Notes are pledged as additional collateral for the City Foundry STL Whole Loan.

The appraisal estimated the net present value of the TIF Note payments, plus certain additional revenues, to be $29,100,000, which is included in the overall appraised value. The additional revenues included in such net present value, are comprised of (i) $4.3 million net present value comprised of (x) CID revenues not required to be used to pay the TIF Notes (such revenues, “Additional CID Revenues”) and (y) CID revenues (other than Additional CID Revenues) that are assumed to be received by the borrower after an assumed repayment

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

54

Mixed Use – Retail/Office 3730 Foundry Way St. Louis, MO 63110	Collateral Asset Summary – Loan No. 3 City Foundry STL	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 60.9% 1.46x 10.6%

date of the TIF Notes by 2038, and (ii) $1.4 million of TDD revenues assumed to be received by the borrower after an assumed repayment date of the TIF Notes by 2038). Underwritten income includes $2,358,136 of TIF Note revenues and $336,876 of Additional CID Revenues, together representing approximately 18.4% of effective gross income at the City Foundry STL Property. The inclusion of the net present value of Additional CID Revenues and CID and TDD revenues assumed to be received after the assumed TIF Note repayment date in the appraised value and the underwriting of Additional CID Revenues, is based on various assumptions, and any receipt of such revenues is subject to various contingencies. See “Description of the Mortgage Pool—Real Estate and Other Tax Considerations” in the Preliminary Prospectus for further information.

Major Tenants. The three largest tenants based on underwritten base rent are the Food Hall, Alamo Drafthouse Cinema and Puttshack.

Food Hall (16,649 square feet; 4.9% of net rentable area; 16.7% of underwritten base rent). The Food Hall at the City Foundry STL Property is under a lease agreement with REV Hospitality, LLC, a borrower related entity, whereby the tenant pays a base rental rate and is reimbursed by the individual food hall tenants, mostly on a percentage rent basis. The Food Hall opened in 2021 and features 19 local food options. The Food Hall lease is guaranteed by the borrower sponsor and has a current lease term through February 2036 with two, five-year renewal options remaining and no termination options.

Alamo Drafthouse Cinema (44,586 square feet; 13.2% of net rentable area; 12.6% of underwritten base rent). Founded in 1997, Alamo Drafthouse Cinema is a dine-in movie theatre chain with 40 locations across the United States. Alamo Drafthouse Cinema was acquired by Sony Pictures Entertainment in 2024. Alamo Drafthouse Cinema has been at the City Foundry STL Property since December 2022 and has a current lease term through November 2037 with three, five-year renewal options and no termination options. The borrower sponsor owns a 79% ownership interest in the franchise location of Alamo Drafthouse Cinema at the City Foundry STL Property and has provided a guaranty of the tenant’s lease.

Puttshack (26,641 square feet; 7.9% of net rentable area; 8.9% of underwritten base rent). Founded in 2018, Puttshack is a tech-infused mini golf entertainment company that was founded by Adam Breeden (creator of Flight Club and Bounce) and Steven and Dave Jolliffe, who also co-founded Topgolf. The concept blends high-tech gameplay, featuring Puttshack’s proprietary Trackaball scoring technology, with upscale food and beverage offerings. Puttshack has 19 locations in the United States and four in the United Kingdom. Puttshack has been a tenant at the City Foundry STL Property since December 2022 and has a current lease term through September 2040 with three, five-year renewal options and no termination options.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

55

Mixed Use – Retail/Office 3730 Foundry Way St. Louis, MO 63110	Collateral Asset Summary – Loan No. 3 City Foundry STL	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 60.9% 1.46x 10.6%

The following table presents certain information relating to the largest tenants by underwritten base rent at the City Foundry STL Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s / S&P / Fitch)(2)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF	% Annual U/W Base Rent	Sales PSF / Year(3)	U/W Occ. Costs	Lease Expiration	Termination Option (Y/N)	Renewal Option
Major Tenants - Food Hall / Cinema
Food Hall(4)	NR/NR/NR	16,649	4.9%	1,500,000	$90.10	16.7%	$698.67	12.9%	2/28/2036	N	2 x 5yr
Alamo Drafthouse Cinema(4)	A2/A/NR	44,586	13.2%	1,136,943	$25.50	12.6%	$1,261,932(5)	9.0%	11/30/2037	N	3 x 5yr
Total Major Food Hall / Cinema Tenants		61,235	18.1%	$2,636,943	$43.06	29.3%
Major Tenants Retail
Puttshack	NR/NR/NR	26,641	7.9%	799,230	$30.00	8.9%	$291.31	10.3%	9/30/2040	N	3 x 5yr
Fresh Thyme	NR/NR/NR	31,847	9.4%	605,093	$19.00	6.7%	$513.09	3.7%	11/30/2031	N	4 x 5 yr
TruFusion	NR/NR/NR	13,552	4.0%	474,591	$35.02	5.3%	$79.48	44.1%	10/31/2033	N	2 x 5yr
City Winery	NR/NR/NR	8,680	2.6%	428,011	$49.31	4.8%	$411.71	12.0%	1/31/2038	N	2 x 5yr
Total Major Retail Tenants		80,720	23.9%	$2,306,925	$28.58	25.7%
Major Tenants-Office
Bullhorn(6)	NR/NR/NR	23,349	6.9%	767,797	$32.88	8.5%	NAV	NAV	1/31/2031	N	2 x 5yr
Deli Star	NR/NR/NR	16,395	4.9%	401,595	$24.49	4.5%	NAV	NAV	11/30/2031	N	N
Lochmueller Group	NR/NR/NR	13,861	4.1%	363,474	$26.22	4.0%	NAV	NAV	1/31/2032	N	N
The Great Rivers Greenway District	NR/NR/NR	10,078	3.0%	276,916	$27.48	3.1%	NAV	NAV	6/30/2030	N	2 x 5yr
Total Major Office Tenants		63,683	18.9%	$1,809,782	$28.42	20.1%
Total Major Tenants		205,638	60.9%	$6,753,650	$32.84	75.1%
Remaining Occupied		103,947	30.8%	2,237,162	$21.52	24.9%
Total Occupied		309,585	91.6%	$8,990,812	$29.04	100.0%
Vacant		28,243	8.4%
Total		337,828	100.0%
(1)	Based on the underwritten rent roll dated February 9, 2026, inclusive of $169,962 of contractual rent steps through February 1, 2027.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Sales PSF / Year represents the most recent 2025 sales.
(4)	Borrower affiliated tenant.
(5)	Sales for Alamo Drafthouse Cinema represent per screen sales based on ten screens.
(6)	Bullhorn subleases 23,349 square feet of its space to Colibri Group at an annual rent of $27.00 PSF. The sublease is set to expire January 30, 2031.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

56

Mixed Use – Retail/Office 3730 Foundry Way St. Louis, MO 63110	Collateral Asset Summary – Loan No. 3 City Foundry STL	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 60.9% 1.46x 10.6%

The following table presents certain information relating to the historical sales of the top tenants that report sales at City Foundry STL

Property:

Tenant Sales History
Tenant	Net Rentable Area (SF)	2025 Sales PSF	Occ Cost
Alamo Drafthouse Cinema(1)	44,586	$1,261,932(2)	9.0%
Fresh Thyme	31,847	$513.09	3.7%
Puttshack	26,641	$291.31	10.3%
Food Hall(1)	16,649	$698.67	12.9%
TruFusion	13,552	$79.48	44.1%
18 Rails	11,512	$63.72	45.0%
Museum of Illusions	8,932	$351.56	8.1%
City Winery	8,680	$411.71	12.0%
Sandbox VR	4,658	$333.43	15.7%
The Escape Game	4,603	$418.07	9.1%
(1)	Tenant is borrower affiliated.
(2)	2025 Sales for Alamo Drafthouse Cinema represents per screen sales based on ten screens.

The following table presents certain information relating to the lease rollover schedule at the City Foundry STL Property, based on initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026 & MTM(2)	10,779	3.2%	3.2%	$185,139	2.1%	$17.18	7
2027	0	0.0%	3.2%	$0	0.0%	$0.00	0
2028(3)	9,396	2.8%	6.0%	$142,133	1.6%	$15.13	5
2029(4)	8,439	2.5%	8.5%	$172,999	1.9%	$20.50	3
2030	24,579	7.3%	15.7%	$633,991	7.1%	$25.79	4
2031(5)	93,350	27.6%	43.4%	$1,857,293	20.7%	$19.90	5
2032	34,165	10.1%	53.5%	$1,015,606	11.3%	$29.73	4
2033	18,210	5.4%	58.9%	$718,903	8.0%	$39.48	2
2034	8,932	2.6%	61.5%	$255,553	2.8%	$28.61	1
2035	5,179	1.5%	63.1%	$145,012	1.6%	$28.00	1
2036 & Thereafter	96,556	28.6%	91.6%	$3,864,184	43.0%	$40.02	4
Vacant	28,243	8.4%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	337,828	100.0%		$8,990,812	100.0%	$29.04	36
(1)	Based on the underwritten rent roll dated February 9, 2026, inclusive of $169,962 of contractual rent steps through February 1, 2027. Certain tenants may have lease termination options that are not reflected in the Lease Rollover Schedule.
(2)	2026 & MTM includes one month-to-month lease to Sanctioned Sneakers to which 3,010 square feet and $30,000 in UW Base Rent is attributable and one month-to-month lease to Ester & Mila to which 1,100 square feet and no UW Base Rent is attributable.
(3)	2028 includes a lease to Big Shark which accounts for 4,183 SF of net rentable area but to which no UW Base Rent is attributable as the tenant pays percentage rent.
(4)	2029 includes a lease to Speakeasy (a borrower affiliated tenant) which accounts for 2,811 SF of net rentable area but to which no UW Base Rent is attributable as the tenant pays percentage rent.
(5)	2031 includes a lease to Expat BBQ which accounts for 17,165 SF of net rentable area but to which no UW Base Rent is attributable as the tenant pays percentage rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

57

Mixed Use – Retail/Office 3730 Foundry Way St. Louis, MO 63110	Collateral Asset Summary – Loan No. 3 City Foundry STL	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 60.9% 1.46x 10.6%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the City Foundry STL Property:

Cash Flow Analysis(1)
	2022	2023	2024	2025	U/W	U/W Per SF
Base Rent	$3,341,926	$5,325,545	$8,064,457	$8,687,565	$8,820,850	$26.11
Contractual Rent Steps(2)	0	0	0	0	169,962	$0.50
Potential Income from Vacant Space	0	0	0	0	1,134,232	$3.36
Gross Potential Rent	$3,341,926	$5,325,545	$8,064,457	$8,687,565	$10,125,045	$29.97
Expense Recoveries	226,313	886,365	1,605,183	1,461,471	1,465,966	$4.34
Total Gross Income	$3,568,239	$6,211,910	$9,669,640	$10,149,036	$11,591,011	$34.31
Other Income(3)	$237,171	$2,025,205	$2,576,335	$3,413,688	$3,652,150	$10.81
Percentage Rent	$0	$0	$261,956	$446,772	$560,050	$1.66
(Vacancy / Credit Loss)	$0	$0	$0	$0	($1,134,232)	($3.36)
Effective Gross Income	$3,805,410	$8,237,115	$12,507,931	$14,009,495	$14,668,978	$43.42

Management Fee	106,755	213,640	322,403	304,848	359,219	$1.06
Real Estate Taxes(4)	79,288	76,933	80,025	80,125	106,507	$0.32
Insurance	241,965	214,384	314,212	273,461	381,446	$1.13
Contract Services	581,030	868,399	914,049	920,660	920,660	$2.73
Repairs & Maintenance	412,902	471,258	472,137	437,995	437,995	$1.30
Advertising & Marketing	227,607	178,700	76,543	99,164	99,164	$0.29
Tenant Billback	134,916	452,172	519,518	750,659	750,659	$2.22
Other Expenses(5)	1,116,280	1,073,405	1,108,912	1,303,369	1,353,488	$4.01
Total Expenses	$2,900,743	$3,548,892	$3,807,798	$4,170,280	$4,409,137	$13.05

Net Operating Income	$904,667	$4,688,223	$8,700,132	$9,839,215	$10,259,841	$30.37
Replacement Reserves	0	0	0	0	55,163	$0.16
Normalized TI/LC	0	0	0	0	0	$0.00
Net Cash Flow	$904,667	$4,688,223	$8,700,132	$9,839,215	$10,204,679	$30.21

Occupancy (%)	75.4%	83.6%	91.3%	91.6%(6)	90.2%(7)
NCF DSCR(8)	0.13x	0.67x	1.25x	1.41x	1.46x
NOI Debt Yield(8)	0.9%	4.8%	9.0%	10.1%	10.6%
(1)	Underwritten Base Rent is based on the underwritten rent roll dated February 9, 2026.
(2)	Contractual Rent Steps are inclusive of $169,962 of contractual rent steps through February 1, 2027.
(3)	Other Income includes subsidy revenue from the TIF Notes, and Additional CID Revenues. See “The Property” above for further information about such revenues. It also includes parking, storage, and late fees.
(4)	Real Estate Taxes were underwritten based on current abated taxes, after giving effect to the PDA tax abatement. See “PDA Tax Abatement” below.
(5)	Other Expenses includes payroll & benefits, cleaning, CAM Expenses, utilities, general and administrative expenses, non-recoverable CAM & utilities, miscellaneous taxes and parking rent.
(6)	Represents most recent occupancy as of February 9, 2026.
(7)	Represents economic occupancy.
(8)	Based on the City Foundry STL Whole Loan. See “Historic Tax Credit Structure” below for a calculation of UW NCF DSCR and UW NOI Debt Yield based on the master lease rent for the Foundry Historic Portion.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

58

Mixed Use – Retail/Office 3730 Foundry Way St. Louis, MO 63110	Collateral Asset Summary – Loan No. 3 City Foundry STL	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 60.9% 1.46x 10.6%

Appraisal. According to the appraisal, the City Foundry STL Property had an “as-is” appraised value of $159,270,000 as of September 18, 2025, as shown in the table below.

City Foundry Appraised Value(1)
Property	Value	Capitalization Rate
City Foundry	$159,270,000	6.50%
(1)	Source: Appraisal.

Environmental Matters. According to a Phase I environmental report dated October 24, 2025, there was no evidence of any recognized environmental conditions at the City Foundry STL Property. The Phase I identified two controlled recognized environmental conditions related to (1) the removal of underground storage tanks (“UST”), during which impacts to site soils were identified near a 750 gallon UST containing residual paint; and (2) the historic participation of the City Foundry STL Property within the Missouri Department of Natural Resources Voluntary Cleanup Program to address impacts associated with the City Foundry STL Property’s long history of industrial use. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The Market. The City Foundry STL Property is located in the Midtown neighborhood of St. Louis, Missouri, which is part of the St. Louis metropolitan statistical area (“St. Louis MSA”). According to the appraisal, Midtown St. Louis benefits from its proximity to major employers, universities, and cultural institutions, including Saint Louis University, the Cortex Innovation Community, the Grand Center Arts District, and Energizer Park, which is home to St. Louis City Soccer Club. St. Louis also benefits from the Brickline Greenway, which is an infrastructure initiative that plans to connect 14 city neighborhoods through a network of over 12 miles of accessible greenways, linking major destinations such as Forest Park Gateway Arch National Park, Fairground Park, and Tower Grove Park. The Brickline Greenway project began with initial segments opening in 2018, followed by additional completions in 2023 and 2025. The Brickline Greenway is in the process of completing an expansion with a stop located at the City Foundry STL Property with construction scheduled to begin in 2027 and to be completed in 2029. We cannot assure you that such expansion will be completed as expected, or at all.

The City Foundry STL Property benefits from regional linkages, including Interstate 64, which has an on-ramp approximately 0.26 miles from the City Foundry STL Property, along with Interstate 44, and Interstate 70 which provide linkage to the broader area. Access to the City Foundry STL Property is also provided via the Metro Transit – St. Louis bus and MetroLink services, which has a bus stop and MetroLink Station within approximately 0.34 miles of the City Foundry STL Property.

According to a third-party market research report, the City Foundry STL Property is located within the St. Louis City North retail submarket and the St. Louis office submarket of the St. Louis MSA. As of January 26, 2026, the St. Louis retail submarket had inventory of 8,326,472 square feet, a market vacancy rate of 5.8%, and average market asking rent of $18.36 per square foot with average market asking rent for neighborhood centers of $23.46 per square foot. As of January 26, 2026, the St. Louis office submarket had inventory of 18,033,006 square feet, a vacancy rate of 4.1%, and an average market asking rent of $23.27 per square foot.

According to the appraisal, the 2025 population within a one-, three- and five-mile radius of the City Foundry STL Property was 16,497, 141,550 and 301,309, respectively. The 2025 average household income within the same radii was $78,319, $94,545 and $94,758, respectively.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

59

Mixed Use – Retail/Office 3730 Foundry Way St. Louis, MO 63110	Collateral Asset Summary – Loan No. 3 City Foundry STL	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 60.9% 1.46x 10.6%

The following table presents certain information relating to the appraisal’s conclusion of retail and office market rents within the Saint Louis retail and office submarkets:

Conclusion of Market Rents(1)
Market Leasing Assumptions	Rent/SF ($/SF)	Lease Structure	Escalations	Renewal Probability	TIs	LCs
Anchor	$18.00	NNN	3.00% per year	New Renew	$15.00/SF	3.00%
Cinema	$26.00	NNN	3.00% per year	New Renew	$15.00/SF $5.00/SF	3.00%
Food Hall	$65.00	NNN	3.00% per year	New Renew	$0.00/SF $15.00/SF	3.00%
In-Line	$30.00	NNN	3.00% per year	New Renew	$20.00/SF $5.00/SF	3.00%
Large In-Line	$28.00	NNN	3.00% per year	New Renew	$20.00/SF $5.00/SF	3.00%
Office	$28.00	Full Service Gross	2.00% per year	New Renew	$30.00/SF $15.00/SF
Restaurant/Entertainment	$35.00	NNN	3.00% per year	New Renew	$60.00/SF $30.00/SF
(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

60

Mixed Use – Retail/Office 3730 Foundry Way St. Louis, MO 63110	Collateral Asset Summary – Loan No. 3 City Foundry STL	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 60.9% 1.46x 10.6%

The following table presents information relating to comparable retail and office rentals for the City Foundry STL Property:

Market Analysis – Retail Rentals(1)
Property Name / Address	Distance from Subject	Tenant	Suite Size (SF)	Lease Commencement	Lease Term (mos.)	Rent (PSF)
In-Line / Large In-Line
City Foundry(2)	-	The Candle Fusion Studio	2,130	Mar-23	65	$26.00

8401-8411 Maryland Avenue Multi	6.0 mi	HiFi by Upshot Coffee	1,363	Mar-25	48	$30.00
Clayton, MO
The Village at Schneithorst	8.9 mi	Face Foundrie	1,928	Aug-24	120	$42.00
Saint Louis, MO
Le Chateau Village (2024)	9.2 mi	Aestheticare Med Spa	5,301	Apr-25	128	$29.00
Frontenac, MO
Anchor
City Foundry(2)	-	Fresh Thyme	31,847	Nov-21	120	$18.00

Southglen Centre	239 mi	Pan-Asia Market	50,028	May-24	120	$19.11
Overland Park, KS
Terra Crossing	258 mi	Publix	55,702	Jan-24	60	$18.67
Louisville, KY
Village North Retail	320 mi	Whole Foods	40,000	Mar-26	240	$23.00
West Chester, OH
Office
City Foundry(2)	-	Lochmueller Group	13,861	Oct-2024	87	$25.74

Highlands Plaza One	2.4 mi	St. Louis Business Journal	3,954	May-25	70	$28.25
Saint Louis, MO
The Plaza in Clayton	5.2 mi	Wells Fargo	9,984	Jan-24	126	$37.00
Saint Louis, MO
The Meridian Brentwood - Bldg 4	5.2 mi	Hightower	8,471	Sep-24	125	$28.50
Saint Louis, MO
Cinema
City Foundry(2)	-	Alamo Drafthouse Cinema	44,586	Dec-22	179	$19.00
St. Louis, MO
Saint Louis Galleria	5.9 mi	AMC Theatres	19,264	Feb-20	120	$23.88
Richmond Heights, MO
Creve Coeur Pavilion	9.6 mi	AMC Theatres	39,799	Oct-19	144	$28.00
Creve Coeur, MO
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated February 9, 2026.

The Borrower and the Borrower Sponsor. The borrower is FoPa Partners, LLC, a Delaware limited liability company and single purpose entity with at least one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the City Foundry STL Whole Loan.

The borrower sponsors and non-recourse carveout guarantors are Stephen A. Smith, an individual and Stephen A. Smith as Trustee of the Stephen A. Smith Living Trust UTA dated October 28, 2004. Stephen A. Smith is the chief executive officer and founder of New + Found. New + Found is a St. Louis–based real estate development and investment firm that provides an integrated approach to projects, including financing, site selection, design, construction, and property management. New + Found also offers underwriting, capital sourcing, and alternative financing services to support projects from early planning through completion.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

61

Mixed Use – Retail/Office 3730 Foundry Way St. Louis, MO 63110	Collateral Asset Summary – Loan No. 3 City Foundry STL	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 60.9% 1.46x 10.6%

In connection with the historic tax credit structure relating to the City Foundry STL Property, the borrower has master leased the Foundry Historic Portion to the Foundry Master Tenant (as defined below), as described below under “—Historic Tax Credit Structure.”

PDA Tax Abatement. The City Foundry STL Property benefits from a parcel development agreement between the St. Louis Midtown Redevelopment Corporation and the borrower (the “PDA”) pursuant to which only 5.0% of certain real estate taxes are payable through 2030 (resulting in a net 95% tax abatement) and 50% of real estate taxes are abated from January 1, 2031 through 2035; provided that in no event may tax payments be less than the amount that would have been due based on the assessed value of the City Foundry STL Property in 2016, and additional payments in lieu of taxes are required to the extent necessary to comply with the foregoing. According to the appraisal, estimated unabated taxes for the 2026 tax year are $2,211,816 and estimated abated taxes are $104,133. The City Foundry STL Whole Loan was underwritten based on estimated abated taxes of $106,507. The appraisal estimated the net present value of the tax abatement provided by the PDA to be approximately $12,000,000. See “Description of the Mortgage Pool—Real Estate and Other Tax Considerations” in the Preliminary Prospectus.

Historic Tax Credit Structure. The historic portion of the City Foundry STL Property comprised of the portions of the City Foundry STL Property located at 3701 Foundry Way and 3720 Forest Park Avenue and representing 71.2% of the net rentable area and 77.7% of the underwritten base rent at the City Foundry STL Property (the “Foundry Historic Portion”) is subject to a master lease (the “Foundry Master Lease”), between FoPa Master Tenant, LLC (the “Foundry Master Tenant”), as master lessee, and the borrower, as master lessor, in order to facilitate the utilization of certain federal historic tax credits (the “HTC”) by Foss Federal HTC Fund, LLC (the “HTC Investor”). The Foundry Master Tenant is 1% indirectly owned by FoPa MM LLC (“Foundry MM”), which owns and controls the managing member of the Foundry Master Tenant. Foundry MM also owns 16.3069% of the borrower. Stephen A. Smith, as Trustee of the Stephen A. Smith Living Trust UTA dated October 28, 2004, one of the guarantors, indirectly owns a 30.6% interest in Foundry MM. Stephen A. Smith, in his individual capacity, one of the guarantors, is the manager of Foundry MM and the borrower. The HTC Investor, which is not affiliated with the borrower sponsor, has a 99% interest in the Foundry Master Tenant. The HTC Investor is owned more than 90% by a subsidiary of JPMorgan Chase Bank, National Association.

The Foundry Master Tenant has control over the operations of the Foundry Historic Portion, including collecting rents through the property manager and paying operating expenses. The Foundry Master Lease expires on December 2, 2052 , unless sooner terminated pursuant to its terms. The Foundry Master Tenant is required to make monthly rent payments to the borrower, as master lessor, which are used to pay debt service and operating expenses with respect to the Foundry Historic Portion to the extent not otherwise paid directly by Foundry Master Tenant.

Rent under the Foundry Master Lease consists of (i) annual base rent payments, payable in monthly installments, pursuant to a schedule attached to the Foundry Master Lease and (ii) additional rent to pay operating expenses with respect to the Foundry Historic Portion. Annual base rent under the Foundry Master Lease is $6,605,935 in 2026 and thereafter increases annually through 2051, in which it is $6,941,638, and then decreases to $2,325,449 in 2052. Rents from the Foundry Historic Portion are required to be deposited into a lockbox account in the name of the Foundry Master Tenant (pledged to the borrower as security for the Foundry Master Lease obligations, and the rights of the borrower as secured party have been collaterally assigned to the lender). Rents from the portions of the City Foundry STL Property other than the Historic Portion (the “Foundry Non-Historic Portion”) are required to be deposited into a lockbox account in the name of the borrower (pledged to the lender). The managing member of the Foundry Master Tenant has pledged its 1% interest in the Foundry Master Tenant to the lender.

The Foundry Master Lease is subordinate to the City Foundry STL Whole Loan, pursuant to a subordination, non-disturbance and attornment Agreement (the “SNDA”). The SNDA imposes certain restrictions on the lender’s remedies, including restrictions on the ability to terminate the Foundry Master Lease during the period wherein the historic tax credits are subject to recapture (which expires July 31, 2028 according to the SNDA (the “Recapture Period”)), and restrictions on the lender’s ability to transfer the Foundry Historic Portion following a foreclosure, including a prohibition on transfer to a governmental or tax-exempt entity, or to any other entity the transfer to which would cause the recapture of the historic tax credits. See “Description of the Mortgage Pool—Statistical Characteristics of the Mortgage Loan—Property Types—Mixed Use Properties” in the Preliminary Prospectus.

The City Foundry STL Whole Loan was underwritten based on the underlying net operating income of both the Foundry Historic Portion and the Foundry Non-Historic Portion of the City Foundry STL Property. However, with respect to the Foundry Historic Portion, so long as the Foundry Master Lease is in effect, the borrower will receive only the rent under the Foundry Master Lease, and not the underlying net operating income, subject to the lockbox provisions described below. Based on the Foundry Master Lease base rent for the Historic Portion and the underwritten net operating income for the Non-Historic Portion, UW NOI DY would be 10.2% and UW NCF DSCR would be 1.41x.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

62

Mixed Use – Retail/Office 3730 Foundry Way St. Louis, MO 63110	Collateral Asset Summary – Loan No. 3 City Foundry STL	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 60.9% 1.46x 10.6%

Put Option/Reduction of HTC Investor Interest. The HTC Investor has a put option, which is anticipated to commence on or about August 1, 2028 and will end 180 days thereafter, whereby it can require managing member of the Foundry Master Tenant to buy out the HTC Investor’s equity interest in the Foundry Master Tenant (the “HTC Put Option”). The exercise price of the HTC Put Option is the lesser of (x) the fair market value of the HTC Investor’s equity interest in the Foundry Master Tenant or (y) the sum of all past due amounts and accrued unpaid amounts owed to HTC Investor, plus 5% of the HTC Investor’s paid-in capital contributions. The HTC Put Option price is anticipated to equal approximately $1,411,120 plus any accrued unpaid priority return owed to the HTC Investor. See “Initial and Ongoing Reserves—Put Price Reserve” below.

In addition, on and after the date occurring on the later of (a) the end of the Recapture Period or (b) the date on which the HTC Investor receives an amount equal to its target return under the Foundry Master Tenant’s operating agreement and other amounts owed to the HTC Investor thereunder, pursuant to the Foundry Master Tenant’s operating agreement, the equity interest of the HTC Investor in the Foundry Master Tenant reduces from 99% to 50% and the equity interest of the borrower sponsor controlled managing member in the Foundry Master Tenant increases from 1% to 50%.

Property Management. The City Foundry STL Property is managed by Pursang Realty, LLC d/b/a New and Found Properties, a borrower affiliated property management company.

Initial and Ongoing Reserves. At origination of the City Foundry STL Whole Loan, the borrower deposited approximately (i) $28,606 into a real estate tax reserve, (ii) $2,000,000 into a leasing reserve for future tenant improvements and/or leasing commissions, (iii) $52,568 into a ground rent reserve and (iv) $108,971 into an unfunded obligations reserve.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $9,535).

Insurance Reserve – At the option of the lender, if the liability or casualty policy maintained by the borrower covering the City Foundry STL Property does not constitute an approved blanket or umbrella policy pursuant to the loan agreement, or the lender requires the borrower to obtain a separate policy pursuant to the loan agreement, then the borrower will be required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount that will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by the insurance policies.

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, approximately $4,572.

Ground Rent Reserve – The borrower is required to maintain in the ground rent reserve an amount equal to the immediately succeeding two monthly payments of the parking rent due under two ground leases which relate to garage and surface parking areas leased to the borrower.

Leasing Reserve – If the amount of funds in the leasing reserve account is less than $750,000, the borrower will be required to deposit into the leasing reserve, on a monthly basis, approximately $28,166 for future tenant improvements and leasing commissions; provided that the borrower will not be required to make any such deposit to the extent it would cause the funds in such reserve to exceed $2,000,000.

Put Price Reserve - The borrower is required to deposit into a put price reserve, on a monthly basis until the HTC Put Option is closed, approximately $78,347 for the HTC Put Option. If at any time the lender reasonably determines that the amount of put price reserve funds on deposit in the put price reserve account on the monthly payment date immediately preceding the commencement of the put period will be less than the Target Put Price Reserve Amount (as defined below), then, at the lender’s election, (x) the borrower will be required to make a true up payment into the put price reserve account and/or (y) the amount of the put price reserve monthly deposit will be commensurately increased, in each case, such that the amount of put price reserve funds on deposit in the put price reserve account on the monthly payment date immediately preceding the commencement of the put period will equal the Target Put Price Reserve Amount.

“Put Option Exercise Amount” means the aggregate of all amounts (including any accrued unpaid priority return) due and payable to the HTC Investor in connection with the exercise of the HTC Put Option as determined by the lender.

“Target Put Price Reserve Amount” means an amount equal to 125% of (x) the Put Option Exercise Amount minus (y) the balance of the Foundry Master Tenant’s operating reserve, in each case as determined by the lender, based on the most recent put price projection officer’s certificate delivered by the borrower to the lender as of the applicable date of determination; subject to certain adjustments.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

63

Mixed Use – Retail/Office 3730 Foundry Way St. Louis, MO 63110	Collateral Asset Summary – Loan No. 3 City Foundry STL	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 60.9% 1.46x 10.6%

TIF Payment Reserves – During the continuance of a Trigger Period, the borrower is required to (and is required to cause TIF Developer to) promptly transfer all payments required to be paid to the TIF Developer or borrower pursuant to the TIF documents from the lockbox account into a TIF reserve. Upon expiration of the Trigger Period such reserve is required to be disbursed to the borrower.

Lockbox / Cash Management. The City Foundry STL Whole Loan is structured with a hard lockbox and springing cash management The borrower (with respect to the Foundry Non-Historic Portion of the City Foundry STL Property) was required to establish a lender-controlled lockbox account and is thereafter required to promptly cause all revenue received by the borrower or the property manager (with respect to the Foundry Non-Historic Portion) to be deposited into such lockbox account immediately upon receipt thereof. The Foundry Master Tenant (with respect to the Foundry Historic Portion of the City Foundry STL Property) was required to establish a lockbox account (controlled by borrower to secure the obligations under the master lease and then collaterally assigned to lender) and is thereafter required to promptly cause all revenue received by the Foundry Master Tenant or the property manager (with respect to the Foundry Historic Portion) to be deposited into such lockbox account immediately upon receipt thereof. The borrower was required to deliver (and cause the Foundry Master Tenant to deliver) a notice to all tenants at the City Foundry STL Property directing them to remit rent and all other sums due under the applicable lease directly to the applicable lender-controlled lockbox account. In addition, the lender is party to certain agreements under which it has the right to direct all TIF note payments be paid into the lockbox. All funds deposited into the lockbox accounts are required to be transferred on each business day to or at the direction of the borrower or Foundry Master Tenant, as applicable, unless a Trigger Period exists and the lender elects (in its sole and absolute discretion) to deliver restricted account notices, in which case all funds in the lockbox accounts are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the City Foundry STL Whole Loan documents; and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the City Foundry STL Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the City Foundry STL Whole Loan.

For the avoidance of doubt, absent an event of default, the borrower is not required to deposit into the lockbox an amount required to be paid by the Foundry Master Tenant to the borrower in respect of a future final capital contribution of $2,599,019.90 anticipated to be made by the HTC Investor to the Foundry Master Tenant, even though required to be paid by the Foundry Master Tenant to the borrower as additional rent under the Foundry Master Lease.

Upon the cure of the applicable Trigger Period, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to Foundry MM, which will be deemed a distribution to Foundry MM by the borrower. Upon an event of default under the City Foundry STL Whole Loan documents, the lender may apply funds to the debt in such priority as it may determine.

A “Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default and (ii) the debt service coverage ratio being less than 1.20x (the “Minimum DSCR”); and (B) expiring upon (x) with regard to any Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default and (y) with regard to any Trigger Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio is equal to or greater than the Minimum DSCR for two consecutive calendar quarters. Notwithstanding the foregoing, the failure to maintain a debt service coverage ratio at least equal to the Minimum DSCR will not result in the commencement or the continuance of a Trigger Period if, within ten days after the applicable determination date, the borrower makes a cash deposit into a test cure reserve account in an amount which, if deducted from the outstanding principal amount of the City Foundry STL Whole Loan, would cause the debt service coverage ratio to be equal to or greater than the Minimum DSCR (calculated as if such deduction were made on the first day of the twelve-month period ending on such determination date for purposes of determining debt service).

Current Mezzanine or Secured Subordinate Indebtedness.

The borrower has incurred $15,000,000 in subordinate indebtedness (the “Foundry Sub Debt”) currently held by SLU Blocker I, Inc. an entity associated with Saint Louis University (“Foundry Junior Lender”), which is secured by deeds of trust on the City Foundry STL Property. The Foundry Sub Debt expires February 11, 2031, and accrues interest at the rate of 8.25% per annum. The lender entered into an intercreditor agreement and a subordination of deed with Foundry Junior Lender. See Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—Additional Indebtedness—Other Secured Indebtedness” in the Preliminary Prospectus.

In addition, in connection with the historic tax credit structure of the City Foundry STL Property, the HTC Investor is entitled to receive a 2.00% preferred return on its investment in the Foundry Master Tenant and certain other amounts permitted under its operating agreement; provided that during a Trigger Period, only a $10,000 annual asset management fee and approved operating expenses will be disbursed to it, and the preferred return will accrue.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

64

Mixed Use – Retail/Office 3730 Foundry Way St. Louis, MO 63110	Collateral Asset Summary – Loan No. 3 City Foundry STL	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 60.9% 1.46x 10.6%

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. The City Foundry STL Whole Loan permits the release of an unimproved approximately 0.84-acre parcel that contains surface parking spaces at the City Foundry STL Property upon the prepayment of a release price of $1,875,000, together with, if prior to the open prepayment date, a prepayment fee equal to the greater of 1.00% of the amount prepaid and a yield maintenance premium, and satisfaction of various conditions, including but not limited to (i) compliance of the remaining City Foundry STL Property with zoning, parking and other legal requirements, (ii) the release parcel Is a legally subdivided parcel from and on a separate tax parcel from the remaining City Foundry STL Property, (iii) the debt service coverage ratio of the remaining City Foundry STL Property after the release is at least equal to the greater of the debt service coverage ratio as of the origination date and the debt service coverage ratio immediately prior to the release, (iv) the debt yield of the remaining City Foundry STL Property after the release is at least equal to the greater of the debt yield as of the origination date and the debt yield immediately prior to the release, (v) the loan-to-value ratio after the release is no greater than the lesser of the loan-to-value ratio as of the origination date and the loan-to-value ratio immediately prior to the release, and (vi) compliance with REMIC related conditions.

Ground Leases. The borrower has entered into a ground lease with Vande East Partners Lot 1, LLC, Vande Partners, LLC and Vande South Partners, LLC for two parcels comprised of 252 surface parking spaces of which borrower has leased 158 spaces. The ground lease provides for current annual base rent of $138,010 (the lease commenced starting December 20, 2021), with annual increases of 2%, compounded, each June 10, and has a term through June 10, 2050. The ground lease permits the ground lessors to terminate the lease if they have an opportunity to construct a building with a minimum of 120,000 square feet, provided that the ground lessors are required to provide alternative parking.

The borrower has also entered into a parking garage lease agreement with Vande East Partners Lot 1, LLC (successor-in-interest to Vande East Partners, LLC) to use 94 parking spaces in a garage owned by the lessor. The lease provides for current annual base rent of $180,290), subject to annual consumer price index increases, and has a term which commenced October 1, 2024 and expires September 30, 2054.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

65

Office – CBD 1100 Poydras Street New Orleans, LA 70163	Collateral Asset Summary – Loan No. 4 Energy Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,000,000 59.2% 1.89x 13.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

66

Office – CBD 1100 Poydras Street New Orleans, LA 70163	Collateral Asset Summary – Loan No. 4 Energy Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,000,000 59.2% 1.89x 13.7%

39
Dudley DeBosier APLC 14,910 SF Exp. 5/2031
38
Fritet, LLC 14,848 SF Exp. 1/2030
37
Fritet, LLC 18,332 SF Exp. 1/2030
36
Pugh Accardo Haas Radecker 19,300 SF Exp. 12/2029
35
Bernhard Capital Partners 7,706 SF Exp. 6/2030
AQ Studios 7,386 SF Exp. 12/2029
Morgan Law Groups 1,611 SF Exp. 6/2030
Copeland Weaver, LLC 1,620 SF Exp. 11/2030
Vacant 5,863 SF
34
Atmos Energy Corp 9,302 SF Exp. 5/2027
Vacant 5,513 SF
Greater New Orleans Inc. 9,237 SF Exp. 9/2030
33
Pipes Miles & Beckman LLC 24,665 SF Exp. 6/2028
32
Louisiana's Childrens Medical Center 12,864 SF Exp. 12/2028
Vacant 6,070 SF
Couhig Partners, LLC 5,337 SF Exp. 1/2028
Chaffe McCall LLP 394 SF Exp. 1/2030
31
Vacant 24,716 SF
30
Simon Peragine Smith & Redfearn 18,456 SF Exp. 12/2030
Vacant 6,259 SF
29
Regus-New Orleans IV 15,253 SF Exp. 6/2026
Vacant 1,544 SF
The Sakla Law Firm 2,366 SF Exp. 3/2029
Capitelli & Wicker 5,190 SF Exp. 5/2027
Gregory Carter 839 SF Exp. 3/2029
28
The CapFinancial Group, LLC 9,424 SF Exp. 8/2036
McKee Law Firm, L.L.C. 1,307 SF Exp. 12/2027
Richard Peter Voorhies 3,650 SF Exp. 1/2026
LeGlue & Company, CPAs 6,599 SF Exp. 10/2030
Vacant 3,337 SF
27
Bradley Murchison Kelly & Shea 13,650 SF Exp. 5/2027
Pelton & Balducci, LLC 1,129 SF Exp. 11/2028
The Spann Law Firm, LLC and Duplessis Law Firm, LLC 1,299 SF Exp. 1/2030
Stokes Family Office LLC 4,296 SF Exp. 5/2027
Crescent City Litigation Support LLC 1,437 SF Exp. 1/2027
Michael J. Mestayer 1,599 SF Exp. 7/2028
Fritet, LLC 541 SF Exp. 1/2030
26
Vacant 12,423 SF
David D. Bravo 1,604 SF Exp. 8/2026
Chaffe McCall LLP 561 SF Exp. 1/2030
New Orleans Tourism & Cultural Fund 2,655 SF Exp. 4/2029
Consulado General De Panama 949 SF Exp. 8/2029
The Waltz Law Group, LLC 5,026 SF Exp. 7/2030
Strategic Staffing Solutions 1,278 SF Exp. 8/2027
25
Louisiana's Childrens Medical Center 24,293 SF Exp. 5/2034
24
Chaffe McCall LLP 12,288 SF Exp. 1/2030
Louisiana's Childrens Medical Center 12,005 SF Exp. 5/2034
23
Chaffe McCall LLP 24,293 SF Exp. 1/2030
22
Huber Thomas LLP 7,719 SF Exp. 2/2029
Pusateri Johnston Guillot et al 11,706 SF Exp. 12/2030
Perry Dampf & Associates LLC 4,383 SF Exp. 3/2028
21
Taggart Morton 5,834 SF Exp. 9/2028
Bienvenue Wealth LLC 2,305 SF Exp. 10/2030
Vacant 9,346 SF
Ace American Ins. Company 3,066 SF Exp. 8/2028
RBC Capital Markets 3,285 SF Exp. 10/2026
20
Landry & Swarr LLC 5,979 SF Exp. 4/2026
Hubbell Strickland Wealth Mgmt LLC 2,373 SF Exp. 1/2030
Vacant 951 SF
Kay E. Donnelly & Associates, Inc 1,214 SF Exp. 2/2028
U.S. Track & Field Cross Country 4,575 SF Exp. 1/2028
Aptim Environmental & Infrastructure 3,797 SF Exp. 12/2028
Deane Retirement Strategies 4,484 SF Exp. 6/2026
19
Morgan Stanley Smith Barney 23,937 SF Exp. 9/2032
18
Wood Smith Henning & Berman LLP 6,246 SF Exp. 2/2029
Berg & King 2,264 SF Exp. 3/2031
Morgan Stanley Smith Barney 6,007 SF Exp. 9/2032
Vacant 8,803 SF
Ajubita Leftwich & Salzer 541 SF Exp. 11/2028
17
Leake & Andersson 23,671 SF Exp. 1/2033
Vacant 570 SF
16
The Kullman Firm 24,294 SF Exp. 6/2034
15
Ajubita Leftwich & Salzer 4,135 SF Exp. 11/2027
Vacant 7,487 SF
Persuasion LLC 543 SF Exp. 5/2030
MSD 3,782 SF Exp. 11/2027
DeShawn Hayes 930 SF Exp. 8/2030
C.H. Fenstermaker & Associates 6,883 SF Exp. 12/2027
Atlantic Specialty Insurance 1,318 SF Exp. 11/2026
14
YouthForce NOLA 5,401 SF Exp. 8/2030
Black Bay Energy Capital LLC 6,417 SF Exp. 10/2030
ThirtyNorth Investments 3,379 SF Exp. 11/2026
Vacant 4,323 SF
Zollinger Immigration 1,931 SF Exp. 10/2032
Huber Thomas LLP 250 SF Exp. 2/2029
13
Nat G. Kiefer Jr. APLC 8,877 SF Exp. 5/2031
The Ehrhardt Group, Inc. 5,600 SF Exp. 3/2027
Vacant 9,035 SF
Taggart Morton 580 SF Exp. 9/2028
12
Young Law Firm, LLC 3,233 SF Exp. 6/2032
The Kullman Firm 949 SF Exp. 11/2027
Vacant 1,668 SF
Nonprofit Knowledge Works Inc. 2,406 SF Exp. 11/2032
Luther C. Speight & Co. LLC 3,232 SF Exp. 10/2029
Innovative Strategic Partners, Inc 3,718 SF Exp. 11/2027
Bowen Miclette & Britt of LA 3,411 SF Exp. 5/2027
Synergy Adjusting Corp.Inc 3,406 SF Exp. 10/2027
11
Rinna LeMieux LLC 16,637 SF Exp. 4/2031
Marlo Bookman & Theon Wilson 1,747 SF Exp. 7/2027
WSP USA 5,341 SF Exp. 7/2028
10
Ameritas Holdings, LLC 7,831 SF Exp. 12/2027
Vacant 5,060 SF
Branch Law LLC 1,941 SF Exp. 4/2027
iHeart Media + Entertainment Inc 4,435 SF Exp. 6/2034
United Negro College Fund 4,210 SF Exp. 1/2030
9
Modjeski & Masters 13,784 SF Exp. 9/2033
NNPHI 3,508 SF Exp. 4/2028
Kahn Swick & Foti 3,312 SF Exp. 4/2028
Vacant 3,281 SF
8
New Orleans I Holdings, LLC 3,214 SF Exp. 12/2028
Vacant 19,240 SF
7
Garage
Vacant 848 SF
6
Garage
5
Garage
4
Garage
3
Garage
2
Garage
1
Red River Bank 5,549 SF Exp. 5/2041
Five Star Breaktime Solutions 1,016 SF Exp. 5/2026
Sandwich Chef, Inc 1,496 SF Exp. 9/2028
Dudley DeBosier APLC 1,866 SF Exp. 12/2031
Morning Star Cafe 2,913 SF Exp. 4/2031
Lobby and Common Area
LL
Vacant 237 SF
Greater New Orleans Inc. 224 SF Exp. 9/2030
VACANT
BUILDING
2026 – 2027
2028 – 2029
2030 – 2031
2032+

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

67

Office – CBD 1100 Poydras Street New Orleans, LA 70163	Collateral Asset Summary – Loan No. 4 Energy Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,000,000 59.2% 1.89x 13.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

68

Office – CBD 1100 Poydras Street New Orleans, LA 70163	Collateral Asset Summary – Loan No. 4 Energy Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,000,000 59.2% 1.89x 13.7%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Office - CBD
Borrower Sponsor(s):	Michael Pinewski and Morris Doueck	Collateral:	Fee
Borrower(s):	New Orleans I Holdings, LLC	Location:	New Orleans, LA
Original Balance:	$61,000,000	Year Built / Renovated:	1984 / 2009
Cut-off Date Balance:	$61,000,000	Property Management:	Corporate Realty, Inc.
% by Initial UPB:	5.1%	Size:	757,275 SF
Interest Rate:	6.61000%	Appraised Value / Per SF:	$103,000,000 / $136
Note Date:	February 13, 2026	Appraisal Date:	November 24, 2025
Original Term:	60 months	Occupancy:	82.1% (as of December 1, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	82.6%
Original Amortization:	NAP	Underwritten NOI:	$8,365,206
Interest Only Period:	60 months	Underwritten NCF:	$7,746,168
First Payment Date:	April 6, 2026
Maturity Date:	March 6, 2031	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$8,274,700 (TTM December 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$8,020,500
Call Protection:	L(24),D(29),O(7)	2023 NOI:	$8,692,722
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$8,361,744

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$81
Taxes:	$203,478	$101,739	NAP	Maturity Date Loan / SF:	$81
Insurance:	$95,033	Springing	NAP	Cut-off Date LTV:	59.2%
Replacement Reserves:	$0	$12,621	NAP	Maturity Date LTV:	59.2%
TI/LC:	$3,000,000	$44,172	NAP	UW NOI DY:	13.7%
Other Reserves(2):	$1,985,353	$0	NAP	UW NCF DSCR:	1.89x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$61,000,000	100.0%	Loan Payoff	$49,348,985	80.9%
			Upfront Reserves	5,283,864	8.7
			Sponsor Equity	5,022,145	8.2
			Closing Costs	1,345,005	2.2
Total Sources	$61,000,000	100.0%	Total Uses	$61,000,000	100.0%
(1)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(2)	Other Reserves are comprised of an initial unfunded obligations reserve of $1,985,353.

The Loan. The fourth largest mortgage loan (the “Energy Centre Mortgage Loan”) is secured by the borrower’s fee interest in a 757,275 square foot office property located in New Orleans, Louisiana (the “Energy Centre Property”). The Energy Centre Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $61,000,000. The Energy Centre Mortgage Loan was originated on February 13, 2026 by CREFI and accrues interest at a fixed rate of 6.61000% per annum. The Energy Centre Mortgage Loan has an initial term of five years, and is interest-only for the full term. The scheduled maturity date of the Energy Centre Mortgage Loan is March 6, 2031.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

69

Office – CBD 1100 Poydras Street New Orleans, LA 70163	Collateral Asset Summary – Loan No. 4 Energy Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,000,000 59.2% 1.89x 13.7%

The Property. The Energy Centre Property is a 39-story, 757,275 square foot, Class A office property located at the corner of Poydras Street and Loyola Avenue in the central business district of New Orleans, Louisiana. The Energy Centre Property was originally constructed in 1984 and was most recently renovated in 2009. The Energy Centre Property features 22 high-speed elevators, 24-hour security, and parking accommodations consisting of a six-level parking garage and a four-level annex garage, which together provide 982 parking spaces, resulting in a parking ratio of 1.30 spaces per 1,000 square feet.

The Energy Centre Property is located within half a mile of several demand generators including City Hall, the U.S. Court of Appeals for the Fifth Circuit, the Hale Boggs Federal Building and Court House, the New Orleans Civil District Court, the New Orleans District Attorney Office, the Caesars Superdome (home of the New Orleans Saints), the Smoothie King Center (home of the New Orleans Pelicans), and the Union Passenger Terminal Amtrak Station which offers service to the Louis Armstrong New Orleans International Airport.

As of December 1, 2025, the Energy Centre Property was 82.1% leased to a granular rent roll of 84 tenants and nine antenna tenants with a high concentration of law firms and tenants in the legal industry. No individual tenant at the Energy Center Property accounts for more than 6.5% of net rentable area or 7.5% of underwritten base rent. As of the Cut-off Date, tenants at the Energy Centre Property had been in occupancy for a weighted average of 16.2 years and had a weighted average lease term remaining of 4.4 years. In addition, 19 tenants, representing 28.3% of net rentable area and 35.0% of underwritten rent, have been in occupancy for more than 20 years.

Major Tenants. The three largest tenants based on underwritten base rent are Louisiana’s Children’s Medical Center (“LCMC Health”), Chaffe McCall LLP (“Chaffe McCall”), and Frilot, LLC.

LCMC Health (49,162 square feet; 6.5% of net rentable area; 7.5% of underwritten base rent). LCMC Health is a nonprofit network of healthcare providers in Southern Louisiana with a family of six hospitals. The LCMC Health network employs over 12,000 professionals, including 2,791 physicians, and contains 1,904 inpatient beds. The Energy Centre Property serves as LCMC’s headquarters, housing corporate offices such as the Executive, Finance, Legal, Marketing, Population Health, and Supply Chain teams. LCMC Health has been a tenant at the Energy Centre Property since July 2021 and expanded its premises in February 2023. LCMC Health has a current lease term (i) in regard to 12,864 square feet of space through December 2028 with no renewal option or termination options and (ii) in regard to 36,298 square feet of space through May 2034 with three, five year renewal options and no termination options.

Chaffe McCall (37,536 square feet; 5.0% of net rentable area; 6.3% of underwritten base rent). Founded in 1826, Chaffe McCall is a New Orleans-based law firm and is recognized as the oldest continuously operating law firm in Louisiana. The firm provides legal services across Louisiana and Texas and represents clients regionally, nationally, and internationally across a broad range of practice areas. Its attorneys handle matters in commercial litigation, maritime law, appellate work, oil and gas, labor and employment, and business transactions, among other areas. Chaffe McCall operates from offices in New Orleans, Baton Rouge, Lake Charles, and Houston and maintains a multi-disciplinary practice serving clients across industries and jurisdictions. Chaffe McCall has been a tenant at the Energy Centre Property since August 1993 and has a current lease term through January 2030 with one, five-year renewal option and no termination options.

Frilot, LLC (33,721 square feet; 4.5% of net rentable area; 5.4% of underwritten base rent). Founded in 1995, Frilot, LLC is a New Orleans-based litigation firm that provides representation on a local, regional, and national basis. The firm serves a broad client base ranging from start-ups to Fortune 100 companies. Frilot’s primary practice areas include medical malpractice and healthcare, commercial litigation, insurance coverage and defense, labor and employment, and admiralty and maritime law. Frilot, LLC has been a tenant at the Energy Centre Property since July 1996 and has a current lease term through January 2030 with one, five-year renewal option and no termination options remaining.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

70

Office – CBD 1100 Poydras Street New Orleans, LA 70163	Collateral Asset Summary – Loan No. 4 Energy Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,000,000 59.2% 1.89x 13.7%

The following table presents certain information relating to the major tenants at the Energy Centre Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Portfolio Net Rentable Area	U/W Base Rent(3)	U/W Base Rent Per SF	% of Portfolio U/W Base Rent	Lease Expiration	Term. Option (Y/N)	Renewal Option
LCMC Health	NR/NR/NR	49,162	6.5%	$971,523	$19.76	7.5%	Various(4)	N	3 x 5yr
Chaffe McCall	NR/NR/NR	37,536	5.0%	$809,942	$21.58	6.3%	1/31/2030	N	1 x 5yr
Frilot, LLC	NR/NR/NR	33,721	4.5%	$703,500	$20.86	5.4%	1/31/2030	N	1 x 5yr
Morgan Stanley Smith Barney	NR/NR/NR	29,944	4.0%	$628,824	$21.00	4.9%	9/30/2032	Y(5)	2 x 5yr
Leake & Andersson	NR/NR/NR	23,671	3.1%	$493,540	$20.85	3.8%	1/31/2033	Y(6)	1 x 5yr
Pipes Miles & Beckman LLC	NR/NR/NR	24,665	3.3%	$493,300	$20.00	3.8%	6/30/2028	N	N
The Kullman Firm	NR/NR/NR	24,843	3.3%	$491,580	$19.79	3.8%	Various(7)	N	1 x 5yr
Simon Peragine Smith & Redfearn	NR/NR/NR	18,406	2.4%	$386,526	$21.00	3.0%	12/31/2030	N	2 x 5yr
Pugh Accardo Haas Redecker	NR/NR/NR	19,300	2.5%	$386,000	$20.00	3.0%	12/31/2029	N	2 x 5yr
Riess LeMieux LLC	NR/NR/NR	16,837	2.2%	$336,737	$20.00	2.6%	4/30/2031	N	1 x 5yr
Largest Tenants		278,085	36.7%	$5,701,472	$20.50	44.0%
Remaining Occupied		343,752	45.4%	7,247,207	$21.08	56.0%
Total Occupied		621,837	82.1%	$12,948,680	$20.82	100.0%
Vacant		135,438	17.9%
Total		757,275	100.0%
(1)	Based on the underwritten rent roll dated December 1, 2025 and inclusive of $202,228 of contractual rent steps through February 1, 2027.
(2)	Certain ratings are those of the parent company, whether or not the parent guarantees the lease.
(3)	Each of the following tenants have abated rent as follows: (i) The Kullman Firm (a monthly abatement for each September from 2026-2030 in an aggregate amount of 211,459.03), (ii) Morgan Stanley Smith Barney (a monthly abatement from May 2026 through September 2026 in an aggregate amount of $262,010), and (iii) Leake & Andersson (a monthly abatement of $41,128.36 for March 2026). Other tenants not represented in this table have rent abatements or free rent periods.
(4)	LCMC Health occupies 12,864 square feet of space set to expire December 31, 2028 and 36,298 square feet of space set to expire May 31, 2034.
(5)	Morgan Stanley Smith Barney has the one-time option to terminate the lease effective as of September 30, 2030 provided it gives the landlord 12 months prior written notice and pays an early termination fee.
(6)	Leake & Anderson has the one-time option to terminate the lease on November 30, 2030 provided it gives the landlord 9 months prior written notice and pays an early termination fee.
(7)	The Kullman firm occupies 549 square feet of space set to expire November 30, 2027 and 24,294 square feet of space set to expire June 30, 2034.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

71

Office – CBD 1100 Poydras Street New Orleans, LA 70163	Collateral Asset Summary – Loan No. 4 Energy Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,000,000 59.2% 1.89x 13.7%

The following table presents certain information relating to the lease rollover schedule at the Energy Centre Property:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned NRA	% of Owned NRA	Cumulative % of Owned NRA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026 & MTM(3)	25,656	3.4%	3.4%	$569,087	4.4%	$22.18	11
2027	80,596	10.6%	14.0%	$1,685,110	13.0%	$20.91	18
2028(4)	97,250	12.8%	26.9%	$1,980,499	15.3%	$20.37	21
2029(5)	56,744	7.5%	34.4%	$1,181,390	9.1%	$20.82	9
2030(6)	156,780	20.7%	55.1%	$3,341,136	25.8%	$21.31	20
2031	47,467	6.3%	61.3%	$928,422	7.2%	$19.56	6
2032(7)	37,516	5.0%	66.3%	$807,773	6.2%	$21.53	5
2033	39,828	5.3%	71.6%	$815,721	6.3%	$20.48	3
2034	65,027	8.6%	80.1%	$1,282,391	9.9%	$19.72	3
2035	0	0.0%	80.1%	$0	0.0%	$0.00	0
2036 & Beyond	14,973	2.0%	82.1%	$357,151	2.8%	$23.85	2
Vacant	135,438	17.9%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	757,275	100.0%		$12,948,680	100.0%	$20.82	98
(1)	Based on the underwritten rent roll dated December 1, 2025 and inclusive of $202,228 of contractual rent steps through February 1, 2027.
(2)	Certain leases may have termination options that are exercisable prior to the originally stated expiration date of the lease and that are not considered in this Lease Rollover Schedule.
(3)	2026 & MTM includes three antenna leases which account for 0 SF of NRA and $46,598 of UW Base Rent, all of which are on a month-to-month basis. 2026 & MTM also includes two other leases to which 4,390 SF of NRA and $90,840 in UW Base Rent are attributable that are on a month-to-month basis.
(4)	2028 includes a vending machine lease to Five Star Breaktime Solutions, which accounts for 1,019 SF of NRA and $0 of UW Base Rent.
(5)	2029 includes two antenna leases which account for 0 SF of NRA and $14,753 of UW Base Rent.
(6)	2030 includes three antenna leases which account for 0 SF of NRA and $43,788 of UW Base Rent.
(7)	2032 includes one antenna lease which accounts for 0 SF of NRA and $20,653 of UW Base Rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

72

Office – CBD 1100 Poydras Street New Orleans, LA 70163	Collateral Asset Summary – Loan No. 4 Energy Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,000,000 59.2% 1.89x 13.7%

The following table presents certain information relating to the historical operating performance and underwritten net cash flow at the Energy Centre Property:

Cash Flow Analysis(1)
	2021	2022	2023	2024	2025	U/W	U/W Per SF
Base Rent	$13,029,436	$12,876,808	$12,972,870	$13,008,863	$12,512,404	$12,746,451	$16.83
Contractual Rent Steps	0	0	0	0	0	202,228	$0.27
Potential Income from Vacant Space	0	0	0	0	0	2,759,420	$3.64
Gross Potential Rent	$13,029,436	$12,876,808	$12,972,870	$13,008,863	$12,512,404	$15,708,099	$20.74
Reimbursements	217,302	168,971	426,562	527,844	925,417	480,245	$0.63
Total Gross Income	$13,246,738	$13,045,779	$13,399,432	$13,536,707	$13,437,822	$16,188,344	$21.38
Parking	$1,869,077	$1,771,328	$1,959,020	$2,135,138	$2,247,236	$2,247,236	$2.97
Other Income(2)	($4,173)	$17,639	$19,201	$71,510	$83,709	$83,709	$0.11
(Vacancy / Credit Loss)	$0	$0	$0	$0	$0	($2,759,420)	($3.64)
Effective Gross Income	$15,111,642	$14,834,746	$15,377,652	$15,743,355	$15,768,766	$15,759,870	$20.81

Management Fee	453,349	445,042	461,330	472,301	473,063	472,796	$0.62
Real Estate Taxes	1,189,979	1,170,731	1,324,504	1,326,461	1,030,002	1,150,964	$1.52
Insurance	405,166	455,005	471,203	1,683,181	1,260,613	1,040,515	$1.37
Repairs & Maintenance	1,715,687	1,552,662	1,501,948	1,592,226	1,855,996	1,855,996	$2.45
Utilities	1,034,683	1,385,271	1,409,885	1,213,256	1,297,394	1,297,394	$1.71
Other Expenses(3)	1,404,786	1,464,291	1,516,061	1,435,432	1,576,998	1,576,998	$2.08
Total Expenses	$6,203,650	$6,473,002	$6,684,930	$7,722,855	$7,494,067	$7,394,663	$9.76

Net Operating Income	$8,907,992	$8,361,744	$8,692,722	$8,020,500	$8,274,700	$8,365,206	$11.05
Replacement Reserves	0	0	0	0	0	151,455	$0.20
Normalized TI/LC	0	0	0	0	0	467,583	$0.62
Net Cash Flow	$8,907,992	$8,361,744	$8,692,722	$8,020,500	$8,274,700	$7,746,168	$10.23

Occupancy (%)	88.9%	86.1%	87.0%	87.2%	83.8%	82.6%(4)
NCF DSCR	2.18x	2.05x	2.13x	1.96x	2.02x	1.89x
NOI Debt Yield	14.6%	13.7%	14.3%	13.1%	13.6%	13.7%
(1)	Based on the underwritten rent roll dated December 1, 2025 and inclusive of $202,228 of contractual rent steps through February 1, 2027.
(2)	Other Income includes storage and antenna revenue, and various other sources of miscellaneous income.
(3)	Other Expenses includes cleaning, contract services, advertising and marketing, general and administrative expenses, and non-recoverable expenses including parking R&M, parking management fees, parking utilities, and other miscellaneous items.
(4)	Represents Economic Occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

73

Office – CBD 1100 Poydras Street New Orleans, LA 70163	Collateral Asset Summary – Loan No. 4 Energy Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,000,000 59.2% 1.89x 13.7%

Appraisal. The Energy Centre Property had an “as-is” appraised value of $103,000,000 as of November 24, 2025. Based on the “as-is” value of $103,000,000, the Cut-off Date LTV and Maturity Date LTV for the Energy Centre Mortgage Loan are each 59.2%.

Energy Centre Appraised Value(1)
Property	Value	Capitalization Rate
Energy Centre	$103,000,000	9.00%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental report dated December 10, 2025, there was no evidence of any recognized environmental conditions at the Energy Centre Property.

The Market. The Energy Centre Property is located at the corner of Poydras Street and Loyola Avenue in the central business district of New Orleans, Louisiana and is part of the broader New Orleans metropolitan statistical area (“New Orleans MSA”). The Energy Centre Property is located within half a mile of several demand generators including City Hall, the U.S. Court of Appeals for the Fifth Circuit, the Hale Boggs Federal Building and Court House, the New Orleans Civil District Court, the New Orleans District Attorney Office, the Caesars Superdome (home of the New Orleans Saints), the Smoothie King Center (home of the New Orleans Pelicans), and the Union Passenger Terminal Amtrak Station which offers service to the Louis Armstrong New Orleans International Airport. The Energy Centre Property is also located approximately six blocks from the historic French Quarter district. Primary access to the Energy Centre Property is provided by Interstate 10 and U.S. Route 90. According to the appraisal, the Energy Centre Property is located on the edge of the core New Orleans central business district which provides superior ingress/egress to the New Orleans’ interstate systems while being in walking distance to major demand generators.

According to a third-party market research report, the Energy Centre Property is located in the New Orleans CBD office submarket of the New Orleans MSA. As of November 24, 2025, the New Orleans CBD office submarket had a total inventory of 14,265,244 square feet, an overall vacancy rate of 13.8%, and market asking rent of $20.05 per square foot with positive net absorption of 27,368 square feet.

According to the appraisal, the 2025 population within a one-, three- and five-mile radius of the Energy Centre Property was 17,963, 176,660 and 359,626, respectively. The 2025 average household income within the same radii was $106,183, $102,497 and $99,858, respectively.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

74

Office – CBD 1100 Poydras Street New Orleans, LA 70163	Collateral Asset Summary – Loan No. 4 Energy Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,000,000 59.2% 1.89x 13.7%

The following table presents information relating to comparable office leases for the Energy Centre Property:

Comparable Office Rental Summary(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Tenant	Suite Size (SF)	Lease Commencement	Lease Term (Yrs)	Base Rent (PSF)
Energy Centre 1100 Poydras Street	-	1984 / 2009	Pugh Accardo Haas Redecker(2)	19,300(2)	Oct-09(2)	20(2)	$20.00(2)
New Orleans, LA
Hancock Whitney Center 701 Poydras Street	0.1 mi	1972 / 2015	EY	18,086	26-Feb	3.3	$22.00
New Orleans, LA
Hancock Whitney Center 701 Poydras Street	0.5 mi	1972 / 2015	Universal Parking & Transport	2,834	26-Jan	6.8	$20.50
New Orleans, LA
Poydras Center 650 Poydras Street	0.6 mi	1983 / 2008	Cogent Communications	9,297	23-Jun	5.4	$18.00
New Orleans, LA
Poydras Center 650 Poydras Street	0.6 mi	1983 / 2008	Hannis T. Bourgeois	4,777	24-Jul	3	$19.00
New Orleans, LA
One Canal Place 365 Canal Street	1.0 mi	1979 / 2016	Local Tenant	13,926	24-Oct	5	$20.50
New Orleans, LA
(1)	Source: Appraisal
(2)	Based on the underwritten rent roll dated December 1, 2025. Base Rent (PSF) excludes rent steps.

The Borrower and the Borrower Sponsors. The borrower is New Orleans I Holdings, LLC, a Delaware limited liability company and special purpose entity with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Energy Centre Mortgage Loan.

The non-recourse carveout guarantor is Triangle Strategic Opportunities Fund, LP. The borrower sponsors are Michael Pinewski and Morris Doueck of Triangle Capital Group. Founded in 2009, Triangle Capital Group is a private real estate investment firm that has actively managed investments in all asset classes across over 30 states. The non-recourse carveout guarantor is a fund that expires in June 2030, provided that its duration may be extended in one year increments.

Property Management. The Energy Centre Property is managed by Corporate Realty, Inc., an independent third-party property management company.

Initial and Ongoing Reserves. At origination of the Energy Centre Mortgage Loan, the borrower deposited approximately: (i) $203,478 into a real estate tax reserve, (ii) $95,033 into an insurance reserve on account of two months of premium finance installment payments, (iii) $3,000,000 into a leasing reserve for future tenant improvements and leasing commissions and (iv) $1,985,353 into a reserve for unfunded obligations for tenant improvement, leasing commission and free and gap rent obligations.

Replacement Reserve – On each monthly payment date, the borrower is required to deposit approximately $12,621 for replacements to the Energy Centre Property.

TI/LC Reserve – On each monthly payment date, the borrower is required to deposit approximately $44,172 into a leasing reserve for future tenant improvements and leasing commissions.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $101,739).

Insurance Reserve –At the option of the lender, if the liability or casualty policy maintained by the borrower is not an approved blanket or umbrella policy, or if the lender requires the borrower to obtain a separate policy, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount that will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies. At origination of the Energy Centre Mortgage Loan, monthly insurance deposits were conditionally waived due to the initial deposit into the insurance reserve on account of the premium financing arrangement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

75

Office – CBD 1100 Poydras Street New Orleans, LA 70163	Collateral Asset Summary – Loan No. 4 Energy Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,000,000 59.2% 1.89x 13.7%

Lockbox / Cash Management. The Energy Centre Mortgage Loan is structured with a hard lockbox and springing cash management. The borrower was required to establish a lender-controlled lockbox account on the origination date, and within five days of origination, was required to deliver direction letters to each tenant (excluding any subtenants and occupants other than occupants or subtenants with direct occupancy agreements with the borrower or otherwise paying rent directly to the borrower or property manager) at the Energy Centre Property directing them to pay rent and other sums due to the lockbox account. The borrower is required to (or cause the property manager to) promptly deposit all revenue derived from the Energy Centre Property and received by the borrower or property manager into the lender-controlled lockbox account. All funds deposited into the lockbox account are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period (as defined below) exists and the lender elects, in its sole and absolute discretion, to deliver a restricted account notice, in which case all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the Energy Centre Mortgage Loan documents. All excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Energy Centre Mortgage Loan documents are required to (i) to the extent that a Trigger Period exists, be held by the lender in an excess cash flow reserve account as additional collateral for the Energy Centre Mortgage Loan or (ii) to the extent that no Trigger Period exists, be disbursed to the borrower. Upon the cure of all Trigger Periods, provided no event of default is continuing, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the Energy Centre Mortgage Loan documents, the lender may apply funds to the Energy Centre Mortgage Loan in such priority as it may determine.

“Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, and (ii) the debt yield falling below 9.25%; and (B) expiring upon, with regard to any Trigger Period commenced in connection with (x) clause (i) above, the cure (if applicable) of such event of default, and (y) clause (ii) above, the date that the debt yield is equal to or greater than 9.25% for two consecutive calendar quarters.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

76

Hospitality – Various Various Various, Various	Collateral Asset Summary – Loan No. 5 HKB Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 61.2% 1.75x 16.1%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

77

Hospitality – Various Various Various, Various	Collateral Asset Summary – Loan No. 5 HKB Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 61.2% 1.75x 16.1%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

78

Hospitality – Various Various Various, Various	Collateral Asset Summary – Loan No. 5 HKB Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 61.2% 1.75x 16.1%
Mortgage Loan Information		Property Information
Loan Seller:	Barclays	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype(4):	Hospitality – Various
Borrower Sponsor(s):	Harikrushna Bhagat and Swamisharan Patel	Collateral(4):	Various
Borrower(s)(1):	Various	Location(4):	Various, Various
Original Balance(2):	$60,000,000	Year Built / Renovated(4):	Various / Various
Cut-off Date Balance(2):	$60,000,000	Property Management:	HKB Hotel Group LLC
% by Initial UPB:	5.0%	Size:	1,454 Rooms
Interest Rate:	7.37200%	Appraised Value / Per Room:	$130,000,000 / $89,409
Note Date:	February 17, 2026	Appraisal Date:	January 1, 2026
Original Term:	60 months	Occupancy:	57.0% (as of November 30, 2025)
Amortization:	Interest Only, Amortizing Balloon	UW Economic Occupancy:	57.0%
Original Amortization:	360 months	Underwritten NOI(5):	$12,789,261
Interest Only Period:	24 months	Underwritten NCF:	$11,537,497
First Payment Date:	April 6, 2026
Maturity Date:	March 6, 2031	Historical NOI
Additional Debt Type(2)(3):	Pari Passu	Most Recent NOI(5):	$13,077,815 (TTM November 30, 2025)
Additional Debt Balance(2)(3):	$19,500,000	2024 NOI(5):	$12,608,958
Call Protection:	L(24),YM1(29),O(7)	2023 NOI(5):	$11,901,078
Lockbox / Cash Management:	Springing / Springing	2022 NOI(5):	$13,731,755

Reserves(6)				Financial Information(2)
	Initial	Monthly	Cap	Cut-off Date Loan / Room:	$54,677
Taxes:	$297,390	$94,135	NAP	Maturity Date Loan / Room:	$53,193
Insurance:	$29,053	$22,840	NAP	Cut-off Date LTV:	61.2%
FF&E Reserves:	$0	$104,314	NAP	Maturity Date LTV:	59.5%
PIP Holdback Reserve:	$2,013,335	$0	NAP	UW NOI DY:	16.1%
Franchise Holdback:	$2,975,000	$0	NAP	UW NCF DSCR:	1.75x
Other(6):	$3,522,160	$11,471	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(2)	$79,500,000	100.0%	Loan Payoff	$56,799,146	71.4%
			Principal Equity Distribution	10,393,773	13.1
			Upfront Reserves	8,836,938	11.1
			Closing Costs	3,470,142	4.4
Total Sources	$79,500,000	100.0%	Total Uses	$79,500,000	100.0%
(1)	See “The Borrowers and the Borrower Sponsors” below.
(2)	The HKB Portfolio Mortgage Loan (as defined below) is part of the HKB Portfolio Whole Loan (as defined below) evidenced by two pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $79,500,000. Financial Information presented in the chart above is based on the HKB Portfolio Whole Loan.
(3)	Radisson Hospitality, Inc., provided the related borrower with unsecured “key money” loans which have a remaining outstanding balance of $1,242,424.24. See “Description of the Mortgage Pool—Additional Indebtedness—Other Unsecured Indebtedness” in the Preliminary Prospectus.
(4)	See “Portfolio Summary” below.
(5)	The decrease between 2022 NOI and 2023 NOI is mainly attributable to ongoing PIP work that took rooms offline in 2023. Several of the HKB Portfolio Properties (as defined below) underwent overlapping PIPs that were concentrated in 2023. The subsequent rebound in revenue is driven by rooms and event spaces coming back online and stabilizing 2024 NOI, Most Recent NOI and Underwritten NOI.
(6)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

79

Hospitality – Various Various Various, Various	Collateral Asset Summary – Loan No. 5 HKB Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 61.2% 1.75x 16.1%

The Loan. The fifth largest mortgage loan (the “HKB Portfolio Mortgage Loan”) is part of a whole loan (the “HKB Portfolio Whole Loan”) which is comprised of two pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $79,500,000. The HKB Portfolio Whole Loan is secured by the borrowers’ fee and leasehold interests in a portfolio of nine hospitality properties located in Florida, Ohio, Indiana and Georgia (each individually, an “HKB Portfolio Property” and collectively, the “HKB Portfolio Properties”). The HKB Portfolio Whole Loan consists of two pari passu notes and accrues interest at a rate of 7.37200% per annum on an Actual/360 basis. The HKB Portfolio Whole Loan has a 5-year term and is interest-only for the first twenty-four months of such term and is amortizing on a 360-month schedule thereafter. The HKB Portfolio Mortgage Loan is evidenced by the controlling Note A-1 contributed by Barclays with an original principal balance of $60,000,000.

The relationship between the holders of the HKB Portfolio Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The HKB Portfolio Whole Loan will be serviced pursuant to the pooling and servicing agreement for the Benchmark 2026-V21 securitization trust. See “Pooling and Servicing Agreement” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the HKB Portfolio Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$60,000,000	$60,000,000	Benchmark 2026-V21	Yes
A-2(1)	$19,500,000	$19,500,000	BCREI	No
Total	$79,500,000	$79,500,000
(1)	Expected to be contributed to one or more future securitization transactions.

The Properties. The HKB Portfolio Properties include four limited-service, two select service and three full-service hotels built between 1969 and 2000 and renovated between 2022 and 2025, totaling 1,454 keys located in Florida, Ohio, Indiana and Georgia. The borrower sponsors acquired the HKB Portfolio Properties between 2017 and 2022 for a total purchase price of approximately $80.2 million ($55,175 per key) and reported a cost basis of $111.5 million ($76,670 per key), which includes approximately $29.4 million ($20,210 per key) of capital expenditures invested since acquisition. At loan origination, the borrowers reserved $1,984,985 in connection with a planned PIP at the Holiday Inn Miami Hialeah Property (as defined below), $28,350 to complete the remaining portion of a PIP at the Radisson Hotel Property, and $2,975,000 for any PIP work associated with the renewal of the franchise agreement at the Crowne Plaza CLE Airport Property (as defined below).

The following table presents certain information relating to the HKB Portfolio Properties.

Portfolio Summary
Property	City, State(1)	Fee / Leasehold	Hospitality Subtype(1)	Year Built / Renovated(1)	Rooms(2)	Allocated Cut-off Date Whole Loan Amount (“ALA”)	% of ALA	UW NOI(2)	% of UW NOI(2)
Holiday Inn Miami Hialeah	Hialeah Gardens, FL	Fee	Full Service	1983 / 2022-2025	263	$22,950,000	28.9%	$3,431,470	26.8%
Crowne Plaza CLE Airport	Middleburg Heights, OH	Fee	Full Service	1978 / 2023-2025	238	$12,500,000	15.7	$1,854,697	14.5
Radisson Hotel	Clarksville, IN	Fee	Full Service	1969 / 2022-2025	251	$9,607,500	12.1	$1,675,309	13.1
Sonesta Norcross	Norcross, GA	Fee	Select Service	1988 / 2022-2024	122	$7,492,500	9.4	$1,151,300	9.0
Country Inn & Suites Helen	Helen, GA	Fee	Limited Service	2000 / 2022-2025	62	$6,592,500	8.3	$949,113	7.4
Days Inn College Park	College Park, GA	Fee	Limited Service	1987 / 2022-2025	154	$5,687,500	7.2	$1,096,985	8.6
Best Western Smyrna	Smyrna, GA	Fee	Limited Service	1973 / 2022-2023	114	$4,995,000	6.3	$846,306	6.6
Araamda Inn	Norcross, GA	Fee	Limited Service	1983 / 2023-2025	122	$4,875,000	6.1	$911,458	7.1
Courtyard by Marriott	Tucker, GA	Fee/Leasehold	Select Service	1984 / 2023-2025	128	$4,800,000	6.0	$872,623	6.8
Total					1,454	$79,500,000	100.0%	$12,789,261	100.0%
(1)	Source – Appraisal.
(2)	Based on the underwritten rent roll as of November 30, 2025.

Holiday Inn Miami Hialeah - The Holiday Inn Miami Hialeah property (the “Holiday Inn Miami Hialeah Property”) is a 263-key full-service hotel located in Hialeah Gardens, Florida. The Holiday Inn Miami Hialeah Property was originally constructed in 1983 and was acquired by the borrower sponsors in 2021 for $22.0 million. Since acquisition, the borrower sponsors have invested approximately $4.3 million in renovations, including upgrades to guest rooms, replacement of soft and case goods and lobby improvements. The Holiday Inn Miami Hialeah Property is also required to undergo another PIP with an estimated cost of $1,984,985, which was reserved at loan origination,

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Hospitality – Various Various Various, Various	Collateral Asset Summary – Loan No. 5 HKB Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 61.2% 1.75x 16.1%

and is scheduled to include replacement of case goods, upgrades to flooring, lighting and various other upgrades. Additionally, the Holiday Inn Miami Hialeah Property recently secured a contract with Princess, Holland America Line and Seabourn Cruises that commenced in January 2026 and runs through December 2028 with annual increases in ADR. The contract calls for an estimated 4,995 rooms, and together with the upcoming PIP is expected to improve the Holiday Inn Miami Hialeah’s RevPAR penetration. Amenities at the Holiday Inn Miami Hialeah Property include an onsite restaurant and lounge, an outdoor swimming pool, a fitness center, an airport shuttle and approximately 10,720 square feet of meeting space. The Holiday Inn Miami Hialeah Property is subject to a franchise agreement with Holiday Hospitality Franchising, LLC extending through October 2031.

Based on the latest IHG compliance report conducted in November 2025, the Holiday Inn Miami Hialeah Property did not receive passing grades for the category segments “Brand Standard Important” and “Condition.” At loan origination, approximately $1,984,985 was reserved for a PIP at the Holiday Inn Miami Hialeah Property, which is expected to address these assessment scores. Additionally, the lender held back $1,147,500, equivalent to 5% of the Holiday Inn Miami Hialeah Property’s ALA. Under the HKB Portfolio Whole Loan documents, if the Holiday Inn Miami Hialeah Property has not received a passing quality assurance assessment score by the later of (x) December 31, 2026 and (y) ninety days after the Holiday Inn Miami Hialeah Property’s franchisor’s PIP completion deadline, the borrowers will be required to make additional monthly deposits of $98,500 into a reserve account until a passing quality assurance assessment score is received. Amounts on deposit in the QA Holdback Reserve (defined below) allocated to the Holiday Inn Miami Hialeah Property (i) may be released to the borrower to reimburse borrower for repairs made to correct any deficiencies in the failing compliance report and (ii) will be released to the borrower upon the Holiday Inn Miami Hialeah Property receiving a passing quality assurance assessment score. We cannot assure you that the related borrower will cure any related quality assurance deficiencies or that a failure of the borrower to cure such deficiencies will not result in a termination of the related franchise agreement.

Crowne Plaza CLE Airport – The Crowne Plaza CLE Airport property (the “Crowne Plaza CLE Airport Property”) is a 238-key full-service hotel located in Middleburg Heights, Ohio. The Crowne Plaza CLE Airport Property was originally built in 1978 and was acquired by the borrower sponsors in 2022 for $8.675 million. Since acquisition, the borrower sponsors have invested approximately $4.1 million in renovations, including elevator modernization, exterior paint and pavement repairs and restaurant upgrades. Amenities at the Crowne Plaza CLE Airport Property include an indoor swimming pool, a fitness center, a business center and approximately 14,127 square feet of meeting space. The Crowne Plaza CLE Airport Property is subject to a franchise agreement with Holiday Hospitality Franchising, LLC that is scheduled to expire in January 2028. At loan origination, $2.975 million was reserved for any PIP work required in conjunction with the renewal or replacement of the franchise agreement, and which will be released to (i) the borrowers once the property is operating under the renewed or replacement franchise agreement and no PIP is required in connection with the new franchise agreement or (ii) the PIP Reserve upon the borrowers entering into the renewed or replacement franchise agreement and a PIP is required in connection with the new franchise agreement. Additionally, the HKB Portfolio Whole Loan will enter a full cash flow sweep 18 months prior to the expiration of the Crowne Plaza CLE Airport Property’s franchise agreement and will become full recourse to the borrower sponsors if the franchise agreement expires or is terminated without lender consent at any time the HKB Portfolio Whole Loan remains outstanding.

Based on the latest IHG compliance report conducted in July 2025, the Crowne Plaza CLE Airport Property did not receive passing grades for the category segments “Brand Standard Importance,” “Cleanliness” and “Condition.” The lender held back $625,000 at loan origination, equivalent to 5.0% of the Crowne Plaza CLE Airport Property’s ALA. If the Crowne Plaza CLE Airport Property has not received a passing quality assurance assessment score by the later of (x) December 31, 2026 and (y) ninety days after the Crowne Plaza CLE Airport Property’s franchisor’s PIP completion deadline, the borrowers will be required to make additional monthly deposits of $50,000 into a reserve account until a passing quality assurance assessment score is received. Amounts on deposit in the QA Holdback Reserve (defined below) allocated to the Crowne Plaza CLE Airport Property (i) may be released to the borrowers to reimburse the borrowers for repairs made to correct any deficiencies in the failing compliance report and (ii) will be released to the borrowers upon the Crowne Plaza CLE Airport Property receiving a passing quality assurance assessment score. We cannot assure you that the related borrower will cure any related quality assurance deficiencies or that a failure of the borrower to cure such deficiencies will not result in a termination of the related franchise agreement.

Radisson Hotel – The Radisson Hotel property (the “Radisson Hotel Property”) is a 251-key full-service hotel located in Clarksville, Indiana. The Radisson Hotel Property was originally constructed in 1969 and was acquired by the borrower sponsors in 2020 for $10.5 million. Since acquisition, the borrower sponsors have invested approximately $5.4 million in renovations, including upgrades to guestrooms and bathrooms, roof replacements, and lobby and restaurant renovations. At loan origination, approximately $28,350 was reserved for a PIP at the Radisson Hotel Property, which equates to 105% of the borrower sponsors’ estimate of the remaining costs of the most recent PIP. Amenities at the Radisson Hotel Property include an indoor swimming pool, a fitness center, a business center and approximately 11,544 square feet of meeting space. The Radisson Hotel Property is subject to a franchise agreement with Radisson Hospitality, Inc. extending through April 2043. The Radisson Hotel Property’s franchise agreement contains a franchisor or franchisee termination option effective April 2033 with 60 days’ notice. The termination of an HKB Portfolio Property franchise agreement is an event of default under the HKB Portfolio Whole Loan documents, and triggers a full cash flow sweep. Additionally, the HKB Portfolio Whole

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Hospitality – Various Various Various, Various	Collateral Asset Summary – Loan No. 5 HKB Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 61.2% 1.75x 16.1%

Loan will become full recourse to the borrower sponsors if the franchise agreement expires or is terminated without lender consent at any time the HKB Portfolio Whole Loan remains outstanding.

Based on the latest QA summary report conducted in April 2025, the Radisson Hotel Property did not receive a passing overall assessment score. The borrower sponsors have since replaced the Radisson Hotel Property manager and repaired the majority of deferred maintenance items from the assessment. Additionally, the lender held back $960,750, equivalent to 10.0% of the Radisson Hotel Property’s ALA, which will be released upon the Radisson Hotel Property receiving a passing quality assurance assessment score. We cannot assure you that the related borrower will cure any related quality assurance deficiencies or that a failure of the borrower to cure such deficiencies will not result in a termination of the related franchise agreement.

Sonesta Norcross – The Sonesta Norcross property (the “Sonesta Norcross Property”) is a 122-key select-service hotel located in Norcross, Georgia. The Sonesta Norcross Property was originally constructed in 1988 and was acquired by the borrower sponsors in 2022 for $7.0 million. Since acquisition, the borrower sponsors have invested approximately $1.2 million in renovations, including guestroom, lobby and bathroom upgrades and roof replacement. Amenities at the Sonesta Norcross Property include an outdoor swimming pool, a fitness center, a breakfast area and lobby bar and approximately 1,392 square feet of meeting space. The Sonesta Norcross Property is subject to a franchise agreement with Sonesta RL Hotels Franchising Inc. extending through April 2042. The Sonesta Norcross Property’s franchise agreement contains a franchisee or franchisor termination option effective April 2029, April 2032 or April 2037 with at least 90 days’, but no more than 180 days’, prior notice. The termination of an HKB Portfolio Property franchise agreement is an event of default under the HKB Portfolio Whole Loan documents, and triggers a full cash flow sweep. Additionally, the HKB Portfolio Whole Loan will become full recourse to the borrower sponsors if the franchise agreement expires or is terminated without lender consent at any time the HKB Portfolio Whole Loan remains outstanding.

Courtyard by Marriott – The Courtyard by Marriott property (the “Courtyard by Marriott Property”) is a 128-key select-service hotel located in Tucker, Georgia. The borrower sponsors partnered with the Londzell Performing Arts Theatre to list the Courtyard by Marriott Property as the venue’s preferred hotel. The Courtyard by Marriot Property was originally constructed in 1984 and was acquired by the borrower sponsors in 2020 for $7.5 million. Since acquisition, the borrower sponsors have invested approximately $7.9 million in renovations at the Courtyard by Marriott Property. Amenities that the Courtyard by Marriot Property include an outdoor swimming pool, a fitness center, a bistro and approximately 1,144 square feet of meeting space. The borrower sponsors hold a sub-leasehold interest in a portion of the Courtyard by Marriott Property. The sub-leased portion of the Courtyard by Marriott Property is part of an underlying ground lease that also covers an adjacent property. See “Ground Lease” below for more information. The Courtyard by Marriott Property is subject to a franchise agreement with Marriott International, Inc. extending through November 2038.

Based on the latest QA summary report conducted in May 2025, the Courtyard by Marriott Property did not receive a passing overall assessment score. The lender held back $480,000, equivalent to 10.0% of the Courtyard by Marriott Property’s ALA, which will be released upon the Courtyard by Marriott Property receiving a passing quality assurance assessment score. We cannot assure you that the related borrower will cure any related quality assurance deficiencies or that a failure of the borrower to cure such deficiencies will not result in a termination of the related franchise agreement.

Country Inn & Suites Helen – The Courtyard Inn & Suites Helen property (the “Courtyard Inn & Suites Helen Property”) is a 62-key limited-service hotel located in Helen, Georgia. The Country Inn & Suites Helen was originally constructed in 2000 and was acquired by the borrower sponsors in 2020 for $5.0 million. Since acquisition, the borrower sponsors have invested approximately $574,000 in renovations, including guestroom upgrades, replacement of soft goods, and exterior improvements. Amenities at the Country Inn & Suites Helen Property include an indoor swimming pool, a fitness center, free breakfast and approximately 1,740 square feet of meeting space. The Country Inn & Suites Helen is subject to a franchise agreement with Country Inn & Suites by Radisson, Inc. extending through February 2040.

Days Inn College Park – The Days Inn College Park property (the “Days Inn College Park Property”) is a 154-key limited-service hotel located in College Park, Georgia. The Days Inn College Park Property was originally constructed in 1987 and was acquired by the borrower sponsors in 2018 for $7.8 million. Since acquisition, the borrower sponsors have invested approximately $1.8 million in renovations, including case good replacements, guest room and lobby upgrades and landscaping. Amenities at the Days Inn College Park Property include complimentary breakfast, a fitness center and pet-friendly accommodations. The Days Inn College Park Property is subject to a franchise agreement with Days Inn Worldwide, Inc. extending through November 2033. The Days Inn College Park Property’s franchise agreement contains a franchisor termination option effective November 2028 with six months’ notice. The termination of an HKB Portfolio Property franchise agreement is an event of default under the HKB Portfolio Whole Loan documents, and triggers a full cash flow sweep. Additionally, the HKB Portfolio Whole Loan will become full recourse to the borrower sponsors if the franchise agreement expires or is terminated without lender consent at any time the HKB Portfolio Whole Loan remains outstanding.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

82

Hospitality – Various Various Various, Various	Collateral Asset Summary – Loan No. 5 HKB Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 61.2% 1.75x 16.1%

Araamda Inn – The Araamda Inn property (the “Araamda Inn Property”) is a 122-key independent limited-service hotel located in Norcross, Georgia. The Araamda Inn Property was originally constructed in 1983 and was acquired by the borrower sponsors in 2017 for approximately $4.5 million. Since acquisition, the borrower sponsors have invested approximately $1.1 million in renovations, including guest and lobby upgrades, roof replacement and parking repairs. Amenities at the Araamda Inn Property include an outdoor swimming pool, a business center, and approximately 3,425 square feet of meeting space. The Araamda Inn Property is independent and was acquired un-flagged, and therefore is not subject to a franchise agreement.

Best Western Smyrna – The Best Western Smyrna property (the “Best Western Smyrna Property”) is a 114-key limited service hotel located in Smyrna, Georgia. The Best Western Smyrna Property was originally constructed in 1973 and was acquired by the borrower sponsors in 2019 for $7.3 million. Since acquisition, the borrower sponsors have invested approximately $3.0 million in renovations and the conversion of the Best Western Smyrna Property in 2023 from a Red Roof Inn to the current Best Western flag, which required significant interior renovations, replacement of case goods, parking and exterior upgrades. Amenities at the Best Western Smyrna Property include complimentary breakfast, an outdoor swimming pool, a fitness center and approximately 2,145 square feet of meeting space. The Best Western Smyrna Property is subject to a franchise agreement with Best Western International, Inc. extending through November 2043.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

83

Hospitality – Various Various Various, Various	Collateral Asset Summary – Loan No. 5 HKB Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 61.2% 1.75x 16.1%

Historical Occupancy, ADR, RevPAR(1)
	2023			2024			TTM(2)
Property	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
Holiday Inn Miami Hialeah	69.5%	$95.56	$66.43	63.6%	$111.71	$71.09	61.9%	$110.83	$68.64
Crowne Plaza CLE Airport	52.7%	$99.31	$52.29	49.4%	$110.12	$54.40	38.8%	$108.26	$42.03
Radisson Hotel	39.8%	$104.53	$41.63	60.0%	$83.14	$49.86	57.6%	$74.15	$42.74
Sonesta Norcross	64.7%	$77.45	$50.09	70.8%	$67.39	$47.69	81.3%	$61.84	$50.28
Country Inn & Suites Helen	66.4%	$142.92	$106.91	54.9%	$142.40	$88.07	67.6%	$147.65	$99.75
Days Inn College Park	60.5%	$66.00	$40.13	66.3%	$61.01	$40.43	58.1%	$60.61	$35.20
Best Western Smyrna	45.6%	$62.08	$28.28	56.2%	$65.22	$36.64	60.4%	$66.74	$40.33
Araamda Inn	69.4%	$58.46	$40.58	72.0%	$54.30	$39.09	74.3%	$51.83	$38.52
Courtyard by Marriott	59.3%	$90.22	$53.52	49.0%	$84.03	$41.15	47.6%	$93.62	$44.55
(1)	Historical financial information is provided by the borrower sponsors.
(2)	TTM is as of November 30, 2025.

Competitive Set Historical Occupancy, ADR, RevPAR(1)
	2023			2024			TTM(2)
Property	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
Holiday Inn Miami Hialeah	83.0%	$110.66	$91.80	84.9%	$109.20	$92.66	81.3%	$106.89	$86.91
Crowne Plaza CLE Airport	40.5%	$104.62	$42.39	35.5%	$115.54	$41.02	36.7%	$110.78	$40.69
Radisson Hotel	51.6%	$116.90	$60.36	46.4%	$124.79	$57.90	47.0%	$120.56	$56.67
Sonesta Norcross	59.5%	$109.87	$65.35	56.9%	$105.37	$59.92	54.4%	$101.74	$55.37
Country Inn & Suites Helen	59.2%	$159.32	$94.30	56.6%	$158.31	$89.56	57.2%	$156.36	$89.39
Days Inn College Park	60.2%	$60.12	$36.20	59.3%	$59.66	$35.36	56.7%	$58.57	$33.23
Best Western Smyrna	76.3%	$108.92	$83.15	69.2%	$108.73	$75.26	65.3%	$112.67	$73.52
Araamda Inn(3)	58.0%	$61.00	$35.00	52.0%	$59.00	$31.00	52.0%	$57.00	$30.00
Courtyard by Marriott	71.6%	$107.65	$77.05	66.0%	$105.34	$69.55	64.7%	$106.00	$68.56
(1)	Data provided by a third-party market research report, unless stated otherwise.
(2)	TTM is as of November 30, 2025.
(3)	Data on the competitive set for the Araamda Inn Property is taken from the appraisal.

Historical Occupancy, ADR, RevPAR Penetration Rates(1)
	2023			2024			TTM(2)
Property	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
Holiday Inn Miami Hialeah	83.8%	86.4%	72.4%	75.0%	102.3%	76.7%	76.2%	103.7%	79.0%
Crowne Plaza CLE Airport	129.9%	94.9%	123.4%	139.1%	95.3%	132.6%	105.6%	97.7%	103.3%
Radisson Hotel	77.1%	89.4%	69.0%	129.3%	66.6%	86.1%	122.5%	61.5%	75.4%
Sonesta Norcross	108.7%	70.5%	76.6%	124.5%	64.0%	79.6%	149.4%	60.8%	90.8%
Country Inn & Suites Helen	112.2%	89.7%	113.4%	96.9%	90.0%	98.3%	118.2%	94.4%	111.6%
Days Inn College Park	100.5%	109.8%	110.9%	111.8%	102.3%	114.4%	102.4%	103.5%	105.9%
Best Western Smyrna	59.7%	57.0%	34.0%	81.2%	60.0%	48.7%	92.6%	59.2%	54.9%
Araamda Inn(3)	119.7%	95.8%	115.9%	138.5%	92.0%	126.1%	142.9%	90.9%	128.4%
Courtyard by Marriott	82.9%	83.8%	69.5%	74.2%	79.8%	59.2%	73.6%	88.3%	65.0%
(1)	Data provided by a third-party market research report, unless stated otherwise.
(2)	TTM is as of November 30, 2025
(3)	Data on the competitive set for the Araamda Inn Property is taken from the appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

84

Hospitality – Various Various Various, Various	Collateral Asset Summary – Loan No. 5 HKB Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 61.2% 1.75x 16.1%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the HKB Portfolio Properties:

Cash Flow Analysis
	2022(1)	2023(1)	2024(1)	TTM(1)(2)	U/W	U/W Per Room(3)
Occupancy (%)	61.9%	57.5%	59.4%	57.0%	57.0%
ADR	$84.46	$88.88	$87.84	$86.30	$86.30
RevPAR	$52.26	$51.11	$52.19	$49.19	$49.19

Rooms Revenue	$27,735,175	$27,122,022	$27,771,621	$26,106,165	$26,106,165	$17,955
Food and Beverage Revenue	2,758,000	2,691,316	$2,521,732	$2,472,814	$2,472,814	$1,701
Other Departmental Revenue	2,418,348	1,049,907	1,431,572	2,715,115	2,715,115	$1,867
Effective Gross Income	$32,911,523	$30,863,245	$31,724,926	$31,294,095	$31,294,095	$21,523

Rooms Expense	5,138,270	5,071,027	5,679,232	5,451,327	5,451,327	$3,749
Food and Beverage Expense	578,303	1,302,542	1,621,028	1,519,281	1,519,281	$1,045
Total Departmental Expenses	$5,716,573	$6,373,570	$7,300,260	$6,970,609	$6,970,609	$4,794

Gross Operating Income	$27,194,951	$24,489,675	$24,424,666	$24,323,486	$24,323,486	$16,729

Real Estate Taxes	$1,157,146	$1,462,635	$1,317,166	$1,401,189	$1,402,710	$965
Insurance	1,220,576	945,311	1,097,508	1,168,466	1,172,499	$806
Management Fee	833,548	794,315	762,260	704,614	938,823	$646
Ground Lease	119,701	131,671	137,656	126,185	149,366	$103
Other Expenses	10,132,225	9,254,665	8,501,117	7,845,218	7,870,826	$5,413

Net Operating Income	$13,731,755	$11,901,078	$12,608,958	$13,077,815	$12,789,261	$8,796

FF&E	$0	$0	$0	$0	$1,251,764	$861
Net Cash Flow	$13,731,755	$11,901,078	$12,608,958	$13,077,815	$11,537,497	$7,935

NOI Debt Yield(4)	17.3%	15.0%	15.9%	16.5%	16.1%
NCF DSCR(4)	2.08x	1.81x	1.91x	1.99x	1.75x
(1)	The decrease between 2022 Net Operating Income and 2023 Net Operating Income is mainly attributable to ongoing PIP work that took rooms offline in 2023. Several of the HKB Portfolio Properties underwent overlapping PIPs that were concentrated in 2023. The subsequent rebound in revenue is driven by rooms and event spaces coming back online and stabilizing 2024 Net Operating Income and TTM Net Operating Income.
(2)	TTM is as of November 30, 2025.
(3)	U/W Per Room values are based on 1,454 rooms.
(4)	NCF DSCR and NOI Debt Yield are based on the HKB Portfolio Whole Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

85

Hospitality – Various Various Various, Various	Collateral Asset Summary – Loan No. 5 HKB Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 61.2% 1.75x 16.1%

Appraisals. According to the appraisals, the HKB Portfolio Properties have an aggregate “as-is” appraised value of $130,000,000 as of January 1, 2026.

Property	Appraised Value(1)	Capitalization Rate(1)
Holiday Inn Miami Hialeah	$34,700,000	9.98%
Crowne Plaza CLE Airport	$20,400,000	7.79%
Radisson Hotel	$18,300,000	7.06%
Sonesta Norcross	$11,100,000	10.32%
Courtyard by Marriott	$9,600,000	9.84%
Country Inn & Suites Helen	$11,600,000	8.75%
Days Inn College Park	$9,100,000	11.31%
Araamda Inn	$7,800,000	10.79%
Best Western Smyrna	$7,400,000	9.95%
Total / Wtd. Avg.(2)	$130,000,000	9.27%
(1)	Source: Appraisals.
(2)	Represents a weighted average capitalization rate of each of the HKB Portfolio Properties.

Environmental Matters. According to the Phase I environmental site assessments, dated January 6, 2026, there are no recognized environmental conditions or recommendations for further action at the HKB Portfolio Properties.

The Markets.

Hialeah Gardens, FL - The Holiday Inn Miami Hialeah is located in the Hialeah submarket within the Miami-Dade county, approximately six miles northwest of the Miami International Airport, which serves as the Holiday Inn Miami Hialeah’s primary demand driver, and is an approximately thirty-minute drive from downtown Miami and Fort Lauderdale.

Middleburg Heights, OH – The Crowne Plaza CLE Airport Property is located in the Cleveland, Ohio market within the Cuyahoga county, approximately three miles from the Cleveland Hopkins International Airport, which serves as the Crowne Plaza CLE Airport Property’s primary demand driver, and is approximately one mile from the Southwest General Hospital and Regency Hospital Cleveland West.

Clarksville, IN – The Radisson Hotel Property is located in Clark County, approximately eight miles from Churchill Downs, the site of the Kentucky Derby, seven miles from the University of Louisville and eight miles from the Louisville International Airport.

Norcross, GA – The Sonesta Norcross Property and the Araamda Inn Property are located in the Gwinnett Village neighborhood in Norcross, Georgia along I-85, the major interstate that runs from downtown Atlanta northeast up to Charlotte and southwest down to Montgomery. The Sonesta Norcross Property and the Araamda Inn Property are situated approximately two miles from the Norcross City Center, 10 miles northeast of the Lego Discovery Center Atlanta and less than 15 miles from the Atlanta central business district.

Tucker, GA – The Courtyard by Marriott Property is located in the northwest side of downtown Atlanta, Georgia and just west of downtown Tucker, Georgia. The Courtyard by Marriott Property is also located directly adjacent to the Londzell Performing Arts Theatre, a newly delivered music venue offering up to 1,200 seats to the public. The borrower sponsors partnered with the Londzell Performing Arts Theatre to list the Courtyard by Marriott Property as the venue’s preferred hotel.

Helen, GA – The Country Inn & Suites Helen Property is located along the western side of Edelweiss Strasse in downtown Helen, Georgia, which is an historic German-themed mountain town popular for its annual Oktoberfest celebrations and connectivity to the Chattahoochee National Forest, where visitors can partake in various outdoor activities.

College Park, GA – The Days Inn College Park Property is located within the airport submarket of the Atlanta metropolitan statistical area, approximately a ten minute drive away from the Hartsfield-Jackson Atlanta International Airport, which serves as the Days Inn College Park Property’s primary demand driver, and roughly nine miles from downtown Atlanta.

Smyrna, GA – The Best Western Smyrna Property is located in the Cumberland submarket in close proximity to Truist Park, which is home of the Atlanta Braves, as well as the Cumberland Mall and Cobb Galleria Convention Center, and is within 15 miles of the Hartsfield-Jackson Atlanta International Airport.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

86

Hospitality – Various Various Various, Various	Collateral Asset Summary – Loan No. 5 HKB Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 61.2% 1.75x 16.1%

The Borrowers and the Borrower Sponsors. The borrowers are JK Hialeah LLC, a Florida limited liability company, Swami DE LLC, a Delaware limited liability company, YK Engle Rd LLC, an Ohio limited liability company, and JK Clarksville LLC, JK Lavista LLC, RK College Park LLC, 4505 College Park LLC, JK McDonough DR LLC, SB Norcross LLC, Jaybhole LLC, 877 Edelweiss LLC and 877 Hospitality LLC, each a Georgia limited liability company. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the HKB Portfolio Whole Loan. The borrower sponsors and non-recourse carveout guarantors are Harikrushna Bhagat and Swamisharan Patel. Harikrushna Bhagat is an experienced hotel operator and founder and CEO of HKB Investment Group (“HKB”). Founded in 2016, HKB has grown into a developer, owner, and operator of a variety of commercial real estate assets and currently manages more than half a billion dollars of real estate encompassing over 50 properties, most of which are hospitality assets.

The HKB Portfolio Whole Loan will become full recourse to the borrower sponsors in the event (i) the borrowers fail to complete any PIP or other capital improvement plan imposed by the hotel franchisor, or (ii) any franchise agreement expires or is terminated without lender consent at any time that the HKB Portfolio Whole Loan remains outstanding.

Property Management. The HKB Portfolio Properties are managed by HKB Hotel Group LLC, an affiliate of the borrower sponsors.

Initial and Ongoing Reserves. At loan origination, the borrowers were required to deposit (i) approximately $297,390 into a tax reserve, (ii) approximately $29,053 into an insurance reserve, (iii) $308,910 into an immediate repair reserve, (iv) $3,213,250 into a quality assurance holdback reserve, (v) $2,975,000 into a franchise expiration holdback reserve and (vi) $2,013,335 into a PIP holdback reserve.

Tax Reserve - On each payment date, the borrowers are required to fund 1/12th of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $94,135).

Insurance Reserve - On each payment date, the borrowers are required to fund 1/12th of the insurance premiums that the lender reasonably estimates will be payable over the next-ensuing 12-month period for policies required to be maintained by the borrowers under the HKB Portfolio Whole Loan documents, unless the borrowers maintain a blanket insurance policy in accordance with the HKB Portfolio Whole Loan documents (initially estimated to be approximately $22,840).

FF&E Reserve – On each payment date, the borrowers are required to deposit monthly into the replacement reserve account an amount equal to 1/12th of the greater of (i) 4% of the gross incomes from operations generated in the immediately preceding calendar year and (ii) the aggregate annual amount required pursuant to the franchise agreements. At no time may the FF&E reserve monthly deposit be less than the monthly deposit as of the loan origination date, which is initially $104,314.

Ground Sublease Reserve – On each payment date, the borrowers are required to deposit 1/12th of the ground rent payment due under the Courtyard by Marriott Property ground sublease documents that will be payable over the next ensuing 12-month period, which is initially approximately $11,471.

QA Holdback Reserve – On each payment date during a QA Holdback Reserve Period (as defined below), the borrowers are required to deposit into a QA holdback reserve account the applicable QA Holdback Reserve Monthly Deposit (as defined below) with respect to the applicable property.

A “QA Holdback Reserve Period” means a period with respect to the Crowne Plaza CLE Airport Property or the Holiday Inn Miami Hialeah Property (i) commencing upon the later of (x) December 31, 2026 and (y) ninety days after the applicable franchisor’s PIP completion deadline for the respective property and (ii) expiring upon the date a passing quality assurance assessment score is received with respect to the applicable HKB Portfolio Property.

A “QA Holdback Reserve Monthly Deposit” means (i) with respect to the Crowne Plaza CLE Airport Property, $50,000 and (ii) with respect to the Holiday Inn Miami Hialeah Property, $98,500.

Low DSCR Reserve – Upon the occurrence of a Low DSCR Event (as defined below), the borrowers are required to (i) deposit an amount equal to $137,000 into the low DSCR reserve on each monthly payment date during the continuance of a Low DSCR Trigger Period (as defined below), (ii) make a low DSCR security payment, which, if made in cash, will be deposited into the low DSCR reserve, or (iii) provide the lender with a low DSCR guaranty election.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

87

Hospitality – Various Various Various, Various	Collateral Asset Summary – Loan No. 5 HKB Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 61.2% 1.75x 16.1%

A “Low DSCR Event” means (i) the debt service coverage ratio falls below 1.25x for two consecutive calendar quarters or (ii) the expiration of the twelve month period beginning on the date upon which the borrowers deliver a low DSCR security payment to the lender if, on or before the expiration, a Low DSCR Trigger Event Cure has not occurred.

A “Low DSCR Trigger Event Cure” means the debt service coverage ratio for the HKB Portfolio Properties (without giving effect to any payment then on deposit in the low DSCR reserve nor to any low DSCR security payment) is equal to or greater than 1.30x for two consecutive quarters.

A “Low DSCR Trigger Period” means (i) a period commencing upon a Low DSCR Event and (ii) expiring upon (A) a Low DSCR Trigger Event Cure, (B) the date on which the lender receives a low DSCR security payment, for a period of 12 months, or (C) the date on which the lender receives a DSCR guaranty election.

Lockbox and Cash Management. The HKB Portfolio Whole Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Trigger Period (as defined below), the borrowers are required to establish a lockbox account for the exclusive benefit of the lender into which the borrowers are required to deposit or cause to be deposited all revenues generated from the HKB Portfolio Properties. Upon such occurrence of a Trigger Period, the borrowers have the option, but not the requirement, to establish a lockbox for each individual HKB Portfolio Property so long as (i) the borrowers enter and cause the lockbox bank to enter into a new deposit and control agreement with the lender with respect to each additional lockbox account acceptable to the lender, (ii) the borrowers pay all costs in connection with opening any additional lockbox account and (iii) any additional lockbox account is in the name of one of the borrowers. Upon the occurrence and during the continuance of a Trigger Period, all funds in the lockbox account are required to be swept within one business day of receipt into a cash management account and applied in accordance with the HKB Portfolio Whole Loan documents.

A “Trigger Period” means a period (a) commencing on the earliest of (i) an event of default (including, if for any reason, a franchise agreement for an HKB Portfolio Property is no longer in place), (ii) a bankruptcy event of a borrower or principal and (iii) July 10, 2026, which is 18 months prior to the expiration of the Crowne Plaza CLE Airport Property franchise agreement, unless on or before such date a Franchise Expiration Cure (as defined below) has occurred. A Trigger Period will end upon (a) with regard to clause (i) above, the cure of such event of default or (b) with regard to clause (iii) above, the occurrence of a Franchise Expiration Cure.

A “Franchise Expiration Cure” means (i) the Crowne Plaza CLE Airport Property is open and operating pursuant to a renewal of the franchise agreement in place as of the origination date or replacement franchise agreement and (ii) no PIP is required pursuant to such renewed or replacement franchise agreement.

Current Mezzanine and Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. At any time after March 6, 2028, the borrowers may obtain the release of the Courtyard by Marriott Property or the Best Western Smyrna Property (each a “HKB Portfolio Release Property”) from the lien of the HKB Portfolio Whole Loan upon satisfaction of the terms and conditions set forth in the HKB Portfolio Whole Loan documents, including, among other things: (i) the prepayment of a release price equal to the greater of (a) 120% of the Allocated Loan Amount (as defined below) of such HKB Portfolio Release Property being released and (b) the net sales proceeds attributable to such HKB Portfolio Release Property being released, (ii) after giving effect to such release, (x) the DSCR for the remaining HKB Portfolio Properties is equal to the greater of (a) 1.75x and (b) the DSCR for all of the remaining HKB Portfolio Properties for the 12 full calendar months immediately prior to the release, (y) the LTV for the remaining HKB Portfolio Properties is no greater than the lesser of (a) 61.2% and (b) the LTV for all of the remaining HKB Portfolio Properties immediately prior to the release and (z) the debt yield for the remaining HKB Portfolio Properties is equal to the greater of (a) 14.52% and (b) the debt yield for all of the remaining HKB Portfolio Properties for the 12 full calendar months immediately prior to the release and (iii) compliance with REMIC related conditions.

“Allocated Loan Amount” means (i) with respect to the Courtyard by Marriott Property, $4,800,000 and (ii) with respect to the Best Western Smyrna Property, $4,995,000.

Ground Lease. The borrowers hold a fee interest in a portion of the Courtyard by Marriott Property and a sub-leasehold interest in a portion of the Courtyard by Marriott Property pursuant to a sublease that commenced on March 5, 1983 with a 45-year initial term and two, 15-year borrower extension options, bringing the fully extended sublease term to March 5, 2058. The subleased portion of the Courtyard by Marriott Property is part of an underlying ground lease that also covers an adjacent property and commenced on October 4, 1982, with a 75-year term that brings the ground lease term to October 4, 2057. Cox Enterprises, Inc. holds the fee interest in the adjacent property and the subleased portion of the Courtyard by Marriott Property, which is leased to Northlake Station, LLC and subleased to the Courtyard by Marriott Property borrower, JK Lavista LLC. The annual ground lease rent is currently 12% of the appraised

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

88

Hospitality – Various Various Various, Various	Collateral Asset Summary – Loan No. 5 HKB Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 61.2% 1.75x 16.1%

value of the covered land, but may in no event be less than $600,000 or more than $1,200,000, and for the fiftieth rental year through the end of the ground lease term the rent will be 12% of the appraised value of the covered land, but in no event less than rent due for the prior period or more than twice the rent due for the prior period. Current annual rent ground sublease rent is currently $119,701, with 15% rent increases set for every five years. The next ground sublease rent increase is in 2029.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

89

Industrial – Flex 9885 Innovation Campus Way New Albany, OH 43054	Collateral Asset Summary – Loan No. 6 9885 Innovation Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,940,000 64.9% 1.52x 10.1%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

90

Industrial – Flex 9885 Innovation Campus Way New Albany, OH 43054	Collateral Asset Summary – Loan No. 6 9885 Innovation Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,940,000 64.9% 1.52x 10.1%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

91

Industrial – Flex 9885 Innovation Campus Way New Albany, OH 43054	Collateral Asset Summary – Loan No. 6 9885 Innovation Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,940,000 64.9% 1.52x 10.1%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type – Subtype:	Industrial - Flex
Borrower Sponsor(s):	LCN North American Fund IV REIT	Collateral:	Fee
Borrower(s):	HMS New Albany (OH) LLC	Location:	New Albany, OH
Original Balance:	$57,940,000	Year Built / Renovated:	2022 / 2023
Cut-off Date Balance:	$57,940,000	Property Management:	GlenLine PropCo LLC
% by Initial UPB:	4.8%	Size:	352,012 SF
Interest Rate(1):	6.34500%	Appraised Value (As Is) / Per SF:	$89,300,000 / $254
Note Date:	January 29, 2026	Appraisal Date:	December 29, 2025
Original Term(1):	60 months	Occupancy:	100.0% as of (February 6, 2026)
Amortization(1):	Interest Only – ARD	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI:	$5,830,480
Interest Only Period:	60 months	Underwritten NCF:	$5,677,355
First Payment Date:	March 6, 2026
Anticipated Repayment Date(1):	February 6, 2031	Historical NOI(2)
Additional Debt Type:	NAP	Most Recent NOI:	NAV
Additional Debt Balance:	NAP	2024 NOI:	NAV
Call Protection:	L(25),D(28),O(7)	2023 NOI:	NAV
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	NAV

Reserves(3)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$165
Taxes:	$0	Springing	NAP	Maturity Date Loan / SF:	$165
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	64.9%
Replacement Reserves:	$0	Springing	NAP	Maturity Date LTV:	64.9%
TI / LC:	$0	Springing	NAP	UW NOI DY:	10.1%
Other Reserves(4):	$2,684,566	$0	NAP	UW NCF DSCR:	1.52x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan(1)	$57,940,000	62.3%	Purchase Price	$88,250,000	94.8%
Borrower Sponsor Equity	35,120,598	37.7	Upfront Reserves	2,684,566	2.9
			Closing Costs	2,126,032	2.3
Total Sources	$93,060,598	100.0%	Total Uses	$93,060,598	100.0%
(1)	The 9885 Innovation Campus Mortgage Loan is structured with an anticipated repayment date of February 6, 2031 (the “ARD”) and a final maturity of February 6, 2033. From and after the ARD, the 9885 Innovation Campus Mortgage Loan will bear interest at a rate per annum equal to 3.0% in excess of the greater of (a) the initial interest rate of 6.34500% and (b) the five-year treasury swap rate as of the ARD plus 2.53%. The financial information above is calculated based on the ARD.
(2)	Historical financial information is not presented as the 9885 Innovation Campus Property (as defined below) was built in 2022 and leased to Hims (as defined below) in September 2025.
(3)	Please see “—Ongoing Reserves” below for further discussion of reserve information.
(4)	Other Reserves consist of upfront deposits of (i) approximately $2,284,566 into an unfunded obligations reserve account and (ii) $400,000 into a transformer reserve account.

The Loan. The sixth largest mortgage loan (the “9885 Innovation Campus Mortgage Loan”) is evidenced by a single promissory note with an original principal balance of $57,940,000, secured by the borrower’s fee interest in an 352,012 square foot industrial facility in New Albany, Ohio (the “9885 Innovation Campus Property”). The 9885 Innovation Campus Mortgage Loan was originated by Goldman Sachs Bank USA on January 29, 2026 and has an outstanding principal balance as of the Cut-off Date of $57,940,000. The 9885 Innovation Campus Mortgage Loan has a five-year interest-only term and accrues interest at the rate of 6.34500% per annum on an Actual/360 basis. From and after the ARD, the 9885 Innovation Campus Mortgage Loan will bear interest at a rate per annum equal to 3.0% in excess of the greater of (a) the initial interest rate of 6.34500% and (b) the five-year treasury swap rate plus 2.53%, until the final maturity date of February 6, 2033. The proceeds of the 9885 Innovation Campus Mortgage Loan, along with borrower sponsor equity, were used by the borrower to acquire the 9885 Innovation Campus Property and pay origination costs and fund upfront reserves.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

92

Industrial – Flex 9885 Innovation Campus Way New Albany, OH 43054	Collateral Asset Summary – Loan No. 6 9885 Innovation Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,940,000 64.9% 1.52x 10.1%

The Property. The 9885 Innovation Campus Property is a 352,012 square foot industrial flex facility comprised of a single-story building, situated on a 33.05 acre site located at 9885 Innovation Campus Way, New Albany, Ohio. The 9885 Innovation Campus Property was built in 2022 and renovated in 2023, with a clear height of 36 feet, 33 dock-high doors and two drive-in doors. Due to the renovations in 2023, along with an approximately $30 million investment, the 9885 Innovation Campus Property is classified as a Current Good Manufacturing Practices manufacturing facility, with ISO-grade clean rooms and labs, and is now FDA-approved for pharmaceutical production. The 9885 Innovation Campus Property is 100% leased to Hims & Hers Health, Inc (“Hims”) on a lease that commenced in September 2025.

Sole Tenant. The sole tenant at the 9885 Innovation Campus Property is Hims. Hims connects customers with licensed medical providers to assess symptoms and determine treatment options. Hims and Hers offer weight loss, skin care, hair regrowth, and mental health services. The Hims lease commenced in September 2025 has an initial lease expiration date of August 31, 2040, with two, five-year extension options and no termination options.

The following table presents certain information relating to the sole tenant at the 9885 Innovation Campus Property:

Tenant Summary(1)
Tenant	Ratings (Moody’s/S&P/Fitch)(2)	Net Rentable Area (SF)	% of Total NRA	U/W Base Rent	UW Base Rent PSF	% of Total UW Base Rent	Lease Exp. Date	Termination Option (Y/N)	Renewal Option
Sole Tenant
Hims	NR/NR/NR	352,012	100.0%	$6,178,691	$17.55	100.0%	8/31/2040	N	2 x 5yr
Vacant Space		0	0.0
Collateral Total		352,012	100.0%

(1)	Based on the underwritten rent roll as of February 6, 2026, inclusive of contractual rent steps equal to $194,487 through January 2027.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

93

Industrial – Flex 9885 Innovation Campus Way New Albany, OH 43054	Collateral Asset Summary – Loan No. 6 9885 Innovation Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,940,000 64.9% 1.52x 10.1%

The following table presents certain information relating to the lease rollover schedule at the 9885 Innovation Campus Property, based on initial lease expiration dates:

Lease Rollover Schedule(1)
Year	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Number of Leases Expiring
2026 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	0	0.0%	0.0%	$0	0.0%	$0.00	0
2029	0	0.0%	0.0%	$0	0.0%	$0.00	0
2030	0	0.0%	0.0%	$0	0.0%	$0.00	0
2031	0	0.0%	0.0%	$0	0.0%	$0.00	0
2032	0	0.0%	0.0%	$0	0.0%	$0.00	0
2033	0	0.0%	0.0%	$0	0.0%	$0.00	0
2034	0	0.0%	0.0%	$0	0.0%	$0.00	0
2035	0	0.0%	0.0%	$0	0.0%	$0.00	0
2036 & Thereafter	352,012	100.0%	100.0%	$6,178,691	100.0%	$17.55	1
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	352,012	100.0%		$6,178,691	100.0%	$17.55	1
(1)	Based on the underwritten rent roll as of February 6, 2026, inclusive of contractual rent steps equal to $194,487 through January 2027.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

94

Industrial – Flex 9885 Innovation Campus Way New Albany, OH 43054	Collateral Asset Summary – Loan No. 6 9885 Innovation Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,940,000 64.9% 1.52x 10.1%

The following table presents certain information relating to the Underwritten Net Cash Flow at the 9885 Innovation Campus Property:

Cash Flow Analysis(1)
	UW(2)	UW PSF
Base Rent	$6,178,691	$17.55
Commercial Reimbursements	785,522	2.23
Gross Potential Rent	$6,964,213	$19.78
(Vacancy)	(348,211)	(0.99)
Effective Gross Income	$6,616,003	$18.79

Real Estate Taxes	229,833	0.65
Insurance	134,233	0.38
Management Fee	198,480	0.56
Other Operating Expenses(3)	222,976	0.63
Total Expenses	$785,522	$2.23

Net Operating Income	$5,830,480	$16.56
Replacement Reserves	52,802	0.15
TI/LC	100,323	0.29
Net Cash Flow	$5,677,355	$16.13

Occupancy %	95.0%(4)
NCF DSCR	1.52x
NOI Debt Yield	10.1%
(1)	Historical financial information is not presented as the 9885 Innovation Campus Property was built in 2022 and leased to Hims in September 2025.
(2)	Based on the underwritten rent roll as of February 6, 2026, inclusive of contractual rent steps equal to $194,487 through January 2027.
(3)	Other Operating Expenses include repairs and maintenance, payroll and general and administrative.
(4)	U/W Occupancy represents economic occupancy.

Appraisal. According to the appraisal, the 9885 Innovation Campus Property had an “as-is” appraised value of $89,300,000 as of December 29, 2025.

9885 Innovation Campus Appraised Value(1)
Property	Value	Capitalization Rate
9885 Innovation Campus	$89,300,000	6.75%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental report dated November 25, 2025, there are no recognized environmental conditions at the 9885 Innovation Campus Property.

The Market. According to the appraisal, the 9885 Innovation Campus Property is located in New Albany, Ohio, within the Columbus, OH metropolitan statistical area (the “Columbus MSA”). The Columbus MSA had a population of 2,219,274 as of 2024, with an average household income of $113,956. New Albany is a rural-suburban city situated in western Licking County, about 30 miles northeast of the Columbus Central Business District. Land use in New Albany is primarily a mix of industrial and data center land use.

The 9885 Innovation Campus Property is located in the Licking County warehouse submarket of within the Columbus – OH warehouse market. According to the appraisal, as of the third quarter of 2025, the Columbus – OH warehouse submarket had inventory of 383,911,060 square feet, a vacancy rate of 7.2%, average asking rent of $8.18 per square foot. As of the third quarter of 2025, the Licking County warehouse submarket had inventory of 48,820,774 square feet, a vacancy rate of 3.6%, average asking rent of $7.60 per square foot, making it the second largest submarket within the Columbus – OH warehouse market with a lower than average vacancy rate.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

95

Industrial – Flex 9885 Innovation Campus Way New Albany, OH 43054	Collateral Asset Summary – Loan No. 6 9885 Innovation Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,940,000 64.9% 1.52x 10.1%

The following table presents information relating to comparable industrial leases for the 9885 Innovation Campus Property:

Comparable Industrial & Office Leases(1)
Property Name/Location	Distance from Subject	Year Built/ Renovated	Total GLA (SF)	Tenant	Tenant Size (SF)	Lease Start Date	Lease Term (years)	Annual Rent PSF
9885 Innovation Campus New Albany, OH	-	2022 / 2023	352,012(2)	Hims(2)	352,012(2)	Sep-25(2)	15.0(2)	$17.55(2)
Proposed Barrett Industrial Murfreesboro, TN	362.0 mi	2027 / NAP	237,060	Barrett Firearms Manufacturing Inc.	237,060	Jan-27	15.0	$15.98
Robinson Inc. Altoona, IA	572.0 mi	2027 / NAP	621,564	Robinson Inc.	621,564	Mar-27	20.0	$16.17
Proposed Industrial Building Rockford, IL Torrance, CA	358.8 mi	2026 / NAP	155,000	PCI Pharma Services	155,000	Mar-26	20.0	$25.08
Proposed Palermo Villa Food Processing Facility West Milwaukee, WI 53215	336.3 mi	2025 / NAP	202,312	Palermo Villa, Inc.	203,312	Jun-25	20.0	$24.60
4880 Linden Road Rockford, IL	357.7 mi	2024 / NAP	194,962	PCI Pharma Service	194,962	Mar-24	15.0	$15.21
(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated February 6, 2026. Annual Rent PSF includes rent steps equal to $194,487 through January 2027.

The Borrower and the Borrower Sponsor. The borrower is HMS New Albany (OH) LLC, a Delaware limited liability company and special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 9885 Innovation Campus Mortgage Loan. The borrower sponsor is LCN North American Fund IV REIT (“LCN”). LCN was formed in 2011 by Edward V. LaPluma and Bryan York Colwell as a private investment firm specializing in primary market sale-leaseback investments in operationally critical corporate real estate across North America and Europe. LCN currently has over $7 billion assets under management and a broad real estate portfolio consisting of over 375 properties across 45 million SF.

Property Management. The 9885 Innovation Campus Property is managed by GlenLine PropCo LLC, a third-party property management company.

Initial and Ongoing Reserves. At origination, the borrower deposited $2,284,566.27 into an unfunded obligations reserve account and $400,000 into a transformer reserve account.

Tax and Insurance Reserve – On a monthly basis, the borrower is required to deposit into a basic carrying cost reserve (i) an amount equal to 1/12th of the projected annual property taxes for the 9885 Innovation Campus Property that the lender reasonably estimates will payable during the next ensuing 12 months and (ii) an amount equal to 1/12th of the projected annual insurance premiums payable within the next twelve months. Notwithstanding the foregoing, (i) the monthly insurance deposits will be conditionally waived for so long as (a) insurance satisfying the requirements of the 9885 Innovation Campus Mortgage Loan documents has been obtained under one or more blanket policies of insurance and the borrower provides the lender with evidence of the payment of premiums in respect thereof at least 10 days prior to the date on which such payment would become delinquent, and (b) no event of default is continuing under the 9885 Innovation Campus Mortgage Loan documents and (ii) the borrower will not be required to make monthly deposits in respect of taxes and insurance premiums which are solely the obligation of Hims under the master lease to be paid directly to the taxing authority or the applicable insurance company, so long as (x) no event of default has occurred and is continuing, (y) upon request of the lender, the borrower provides proof of payment by Hims (or the borrower) directly to the taxing authority or the applicable insurance company on or prior to (i) the delinquency date of such taxes (i.e., the date on which either penalties or interest commence accrual) and (ii) the due date for such insurance premiums and (z) a Critical Tenant Trigger Period is not in effect.

TI/LC Reserve – On a monthly basis during the continuance of a Trigger Period, the borrower is required to deposit an amount of $29,334.33 into a TI/LC reserve. Provided that no event of default is continuing, the TI/LC funds deposited into the TI/LC reserve account will be disbursed to the borrower in accordance with the terms and conditions set forth in the loan agreement.

Capital Expenditure Reserve – On a monthly basis during the continuance of a Trigger Period, the borrower is required to deposit an amount of $4,400.15 into a capital expenditure reserve. Provided that no event of default is continuing, the funds on deposit in the capital expenditure account will be disbursed to the borrower in accordance with the terms and conditions set forth in the loan agreement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

96

Industrial – Flex 9885 Innovation Campus Way New Albany, OH 43054	Collateral Asset Summary – Loan No. 6 9885 Innovation Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,940,000 64.9% 1.52x 10.1%

Critical Tenant Reserve – On a monthly basis during the continuance of a Critical Tenant Trigger Period, the borrower is required to deposit all excess cash flow which would otherwise be paid into collateral accounts into a critical tenant reserve. Provided that no event of default is continuing, the funds on deposit in the critical tenant reserve account will be disbursed to the borrower in accordance with the terms and conditions set forth in the loan agreement.

Unfunded Obligations Reserve – Provided that no event of default is continuing, the lender will make monthly disbursements from the unfunded obligations reserve on or before the then current payment date in amounts equal to the monthly amount attributable to such period. The disbursements will be remitted to the lockbox account. Upon the payment in full of all unfunded obligations or receipt by the lender of satisfactory evidence that such unfunded obligations no longer exist, provided no event of default or Trigger Period is then continuing, any amounts then remaining in the unfunded obligations reserve are to promptly be remitted to the operating account and such reserve will no longer be maintained.

Lockbox / Cash Management. The 9885 Innovation Campus Mortgage Loan is structured with a hard lockbox and springing cash management. Within five business days following the origination date, the borrower delivered to Hims a notice instructing it that all payments under the applicable lease are to be remitted directly to and deposited directly into the lockbox account. The borrower is required to cause all cash revenues relating to the 9885 Innovation Campus Property and all other money received by the borrower or the property manager with respect to the 9885 Innovation Campus Property (other than tenant security deposits required to be held in escrow accounts) to be deposited into the lockbox account by the end of the first business day following the borrower's or the property manager's receipt thereof. The borrower will send a copy of each tenant notice to the lender upon the lender's request. The borrower will maintain at all times an operating account into which amounts may be deposited from time to time from the lockbox account. The borrower will not permit any amounts unrelated to the 9885 Innovation Campus Property to be commingled with amounts on deposit in the operating account and will cause all amounts payable with respect to the operating expenses of the 9885 Innovation Campus Property to be paid from the operating account or the cash management account. On each payment date during the continuance of a Cash Management Period (as defined below), all amounts on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses are required to be deposited into an excess cash flow reserve account.

A ”Cash Management Period” means any of the following periods: (i) the period from the commencement of a Trigger Period (as defined below) until the earlier to occur of the end of such Trigger Period or the indebtedness is paid in full; or (ii) the period from the occurrence of an event of default until the earlier to occur of such event of default is waived by the lender or the indebtedness is paid in full. A Cash Management Period will not be terminated unless, at the time the borrower satisfies the conditions for termination of the applicable Cash Management Period as set forth in clause (i) or clause (ii) above, there is no continuing event of default and no other event has occurred which would cause an additional Cash Management Period as described above. In the event that a Cash Management Period is terminated as set forth in clause (i) or clause (ii) above, a Cash Management Period will be reinstated upon the subsequent occurrence of a Trigger Period or Event of Default.

A “Trigger Period” means any of the following periods: (i) each period that commences when the debt yield, determined as of the first day of any fiscal quarter, is less than 8.75% and concludes when the debt yield, determined as of the first day of each of two consecutive fiscal quarters thereafter, is equal to or greater than 8.75%; (ii) a Critical Tenant Trigger Period (as defined below); and (iii) the period commencing upon the ARD and continuing until the indebtedness has been paid and satisfied in full.

A “Critical Tenant Trigger Period” means each period commencing upon the occurrence of a Critical Tenant Trigger Event (as defined below) and concluding upon the occurrence of the applicable Critical Tenant Trigger Event Cure.

A “Critical Tenant Trigger Event” means each of a Critical Tenant Bankruptcy Event (as defined below), a Critical Tenant Default Event (as defined below), a Critical Tenant Non-Renewal Event (as defined below), a Critical Tenant Termination Event (as defined below), and/or a Critical Tenant Vacating Event (as defined below).

A “Critical Tenant Trigger Event Cure” means (i) as it relates to a Critical Tenant Bankruptcy Event (as defined below), no other Critical Tenant Trigger Event has occurred and remains outstanding and (x)(A) such proceeding has been dismissed and the Hims lease is in full force and effect without any materially negative impact on the lender, (B) Hims remains in occupancy of the premises subject to the Hims lease in the ordinary course of business, paying normal periodic rent and all other amounts due in accordance with the Hims lease, and otherwise in compliance with the terms of the Hims lease, and (C) Hims has provided to the lender an updated tenant estoppel certificate in form and substance reasonably acceptable to the lender, (y)(A) Hims has affirmed the Hims lease during such proceeding, (B) Hims remains in occupancy of the premises subject to the Hims lease in the ordinary course of business, paying normal periodic rent and all other amounts due in accordance with the Hims lease, and otherwise in compliance with the terms of the Hims lease, and (C) Hims has provided to the lender an updated tenant estoppel certificate in form and substance reasonably acceptable to the lender; or (z) the Hims lease has been cancelled, terminated or otherwise rejected in such proceeding and the approved substitute lease conditions

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

97

Industrial – Flex 9885 Innovation Campus Way New Albany, OH 43054	Collateral Asset Summary – Loan No. 6 9885 Innovation Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,940,000 64.9% 1.52x 10.1%

have been satisfied or, if such Bankruptcy Event pertains solely to the guarantor of the Hims lease, then such guarantor has been replaced with a guarantor acceptable to the lender in its reasonable discretion; (ii) in the case of a Critical Tenant Default Event, no other Critical Tenant Trigger Event has occurred and remains outstanding and (y) the applicable event of default under the Hims lease has been cured in accordance with the terms thereof and the borrower will have delivered to the lender an officer's certificate confirming such cure, or (z) the Hims lease has been terminated and the approved substitute lease conditions have been satisfied; (iii) in the case of a Critical Tenant Non-Renewal Event, no other Critical Tenant Trigger Event has occurred and remains outstanding and (y)(A) Hims and the borrower have entered into an extension agreement with respect to the Hims lease in accordance with the terms of the 9885 Innovation Campus Mortgage Loan documents, (B) all tenant improvement allowances, leasing commissions, free rent or other rent incentives, and all other material costs and expenses related thereto have been paid and satisfied or an amount sufficient to cover any such costs and expenses as reasonably determined by the lender has been reserved with the lender, (C) Hims remains in occupancy of the 9885 Innovation Campus Property in the ordinary course of business, paying normal periodic rent (except to the extent of any rent incentives that have been reserved with the lender in accordance with the foregoing clause (B)) and all other amounts due in accordance with the Hims lease, and otherwise in compliance with the terms of the Hims lease, and (D) Hims has provided to the lender an updated tenant estoppel certificate in form and substance reasonably acceptable to the lender, or (z) the Hims lease has been terminated and the approved substitute lease conditions have been satisfied; (iv) in the case of a Critical Tenant Termination Event, no other Critical Tenant Trigger Event has occurred and remains outstanding and the approved substitute lease conditions have been satisfied; or (v) in the case of a Critical Tenant Vacating Event, no other Critical Tenant Trigger Event has occurred and remains outstanding and (x) the lender has been provided with evidence satisfactory to the lender in its reasonable discretion that Hims has recommenced operations at the 9885 Innovation Campus Property, is paying rent in accordance with the Hims lease and otherwise is in compliance with the terms of the Hims lease, and has provided an updated tenant estoppel certificate reasonably acceptable to the lender, (y) if such Critical Tenant Vacating Event was caused solely by the delivery of notice of intent to vacate, Hims has provided written notice rescinding such notice of intent to vacate and the lender has been provided with evidence satisfactory to the lender in its reasonable discretion that Hims is paying rent in accordance with the Hims lease and otherwise is in compliance with the terms of the Hims lease, and has provided an updated tenant estoppel certificate reasonably acceptable to the lender, or (z) the Hims lease has been terminated and the approved substitute lease conditions have been satisfied.

A “Critical Tenant Bankruptcy Event” means, with respect to Hims or any guarantor of the Hims lease, (i) such person files a voluntary petition under the Bankruptcy Code or any other creditors rights laws; (ii) such person files, or joins in the filing of, an involuntary petition against such person under the Bankruptcy Code or any other creditors rights laws, or solicits or causes to be solicited petitioning creditors or colludes with petitioning creditors for any involuntary petition against such person from any other person; (iii) such person files an answer consenting to or otherwise acquiescing in or joining in any involuntary petition filed against it, by any other person under the Bankruptcy Code or any other creditors rights laws, or solicits or causes to be solicited petitioning creditors for any involuntary petition from any person; (iv) such person consents to or acquiesces in or joins in an application for the appointment of a custodian, receiver, trustee, or examiner for such person or any portion of the property or assets of such person; (v) such person makes an assignment for the benefit of creditors, or admits, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due; (vi) the substantive consolidation of such person with any other person in connection with any proceeding under the Bankruptcy Code or any other creditors rights laws; or (vii) such person admitting in writing in a judicial proceeding the inability to pay its debts generally as they become due.

A “Critical Tenant Default Event” means the occurrence of a monetary event of default or other material non-monetary default (in each case beyond any applicable notice or cure period) by Hims under the Hims lease.

A “Critical Tenant Non-Renewal Event” means (i) the occurrence of the last day of any period identified in the Hims lease within which Hims is eligible to exercise an extension or renewal option set forth therein unless, on or prior to such date, Hims has provided written notice to the borrower of its exercise of such extension or renewal in accordance with the Hims lease and has otherwise satisfied all material conditions precedent to the exercise of such extension or renewal as required by the terms of the Hims lease, (ii) the delivery by Hims of written notice of its intent to waive (or not exercise) any available extension or renewal option set forth in the Hims lease, or (iii) the occurrence of the date that is 12 months prior to the expiration date of the Hims lease, if the Hims lease has not been renewed or extended.

A “Critical Tenant Termination Event” means (i) the termination of the Hims lease with respect to all or any material portion of the 9885 Innovation Campus Property or (ii) the delivery by Hims of written notice of its intent to terminate the Hims lease with respect to all or any material portion of the 9885 Innovation Campus Property.

A “Critical Tenant Vacating Event” means (i) Hims discontinues operations in (i.e. goes dark in), vacates or is otherwise not in occupancy of any material portion of the 9885 Innovation Campus Property or (ii) Hims gives notice of its intent to undertake any of the matters identified in the foregoing clause (i).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

98

Industrial – Flex 9885 Innovation Campus Way New Albany, OH 43054	Collateral Asset Summary – Loan No. 6 9885 Innovation Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,940,000 64.9% 1.52x 10.1%

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

99

Mixed Use – Multifamily/Office/Retail 1 Seneca Street, 3 Seneca Street, 222 Main Street and 177 Washington Street Buffalo, NY 14210	Collateral Asset Summary – Loan No. 7 Seneca One	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,000,000 42.3% 2.20x 15.9%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

100

Mixed Use – Multifamily/Office/Retail 1 Seneca Street, 3 Seneca Street, 222 Main Street and 177 Washington Street Buffalo, NY 14210	Collateral Asset Summary – Loan No. 7 Seneca One	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,000,000 42.3% 2.20x 15.9%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

101

Mixed Use – Multifamily/Office/Retail 1 Seneca Street, 3 Seneca Street, 222 Main Street and 177 Washington Street Buffalo, NY 14210	Collateral Asset Summary – Loan No. 7 Seneca One	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,000,000 42.3% 2.20x 15.9%

Mortgage Loan Information		Property Information
Loan Seller:	BMO	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type - Subtype:	Mixed Use – Multifamily/Office/Retail
Borrower Sponsor(s):	Douglas Development Corporation	Collateral:	Fee
Borrower(s):	Jemal’s Seneca L.L.C. and Jemal’s Seneca Parking L.L.C.	Location:	Buffalo, NY
Original Balance(1):	$51,000,000	Year Built / Renovated:	1972 / 2019-2021
Cut-off Date Balance(1):	$51,000,000	Property Management:	G&E Real Estate Management Services, Inc., Douglas Development Corporation and Joyce Parking LLC
% by Initial UPB:	4.3%	Size:	915,577 SF
Interest Rate:	7.13000%	Appraised Value / Per SF:	$168,000,000 / $183
Note Date:	February 18, 2026	Appraisal Date:	December 1, 2025
Original Term:	60 months	Occupancy(4):	59.7% (as of January 16, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	64.5%
Original Amortization:	NAP	Underwritten NOI:	$11,283,170
Interest Only Period:	60 months	Underwritten NCF:	$11,283,170
First Payment Date:	April 6, 2026
Maturity Date:	March 6, 2031	Historical NOI
Additional Debt Type(1):	Pari Passu / B-Note / Mezzanine	Most Recent NOI:	$11,104,787 (TTM November 30, 2025)
Additional Debt Balance(1):	$20,000,000 / $14,000,000 / $34,500,000	2024 NOI:	$9,080,444
Call Protection(2):	L(24),D(29),O(7)	2023 NOI:	$7,096,165
Lockbox / Cash Management:	Hard (Commercial); Soft (Residential) / In Place	2022 NOI(5):	NAV

Reserves(3)				Financial Information(1)
	Initial	Monthly	Cap		Senior Loan	Whole Loan	Total Debt
Taxes:	$303,378	$133,147	NAP	Cut-off Date Loan Per SF:	$78	$93	$131
Insurance:	$0	Springing	NAP	Maturity Date Loan Per SF:	$78	$78	$124
Replacement Reserve:	$388,758	Springing	$388,758	Cut-off Date LTV:	42.3%	50.6%	71.1%
TI/LC Reserve:	$3,000,000	$0	NAP	Maturity Date LTV:	42.3%	42.3%	67.8%
Premium Financing Funds:	$406,321	$0	NAP	UW NOI DY:	15.9%	13.3%	9.4%
				UW NCF DSCR:	2.20x	1.33x	1.07x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Senior Mortgage Loan Amount(1)	$71,000,000	59.0%	Loan Payoff	$105,390,786	87.6%
Mezzanine Loan Amount(6)	34,500,000	28.7	Closing Costs	10,758,028	8.9
Subordinate Mortgage Loan Amount(1)	14,000,000	11.6	Upfront Reserves	4,098,458	3.4
Borrower Sponsor Equity	747,271	0.6
Total Sources	$120,247,271	100.0%	Total Uses	$120,247,271	100.0%
(1)	The Seneca One Mortgage Loan (as defined below), with an original principal balance of $51,000,000 evidenced by one senior pari passu promissory note, is part of the Seneca One Whole Loan (as defined below), comprised of the Seneca One Senior Loan (as defined below) and the Seneca One Subordinate Companion Loan (as defined below). The Financial Information in the chart above under the heading “Senior Loan” is based solely on the aggregate outstanding principal balance of the Seneca One Senior Loan, the Financial Information in the chart above under the heading “Whole Loan” is based on the aggregate outstanding principal balance as of the Cut-off Date and Maturity Date of the Seneca Whole Loan and the Financial Information in the chart above under the heading “Total Debt” is based on the aggregate outstanding principal balance as of the Cut-off Date and Maturity Date of the Seneca Total Debt (as defined below).
(2)	Defeasance of the Seneca One Whole Loan is permitted after the earlier to occur of (i) two years after the closing date of the securitization that includes the last note to be securitized or (ii) February 18, 2030. The assumed defeasance lockout period of 24 payments is based on the anticipated closing date of the Benchmark 2026-V21 securitization trust in March 2026. The actual defeasance lockout period may be longer.
(3)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(4)	Based on the commercial component of the Seneca One Property (as defined below). The multifamily portion of the Seneca One Mixed-Use Property is 98.3% occupied as of December 4, 2025.
(5)	2022 NOI is not available due to extensive renovations to the Seneca One Property from 2019 to 2021.
(6)	M&T Bank, the largest commercial tenant at the Seneca One Mixed-Use Property, is also the mezzanine lender under the Seneca One Mezzanine Loan (as defined below).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

102

Mixed Use – Multifamily/Office/Retail 1 Seneca Street, 3 Seneca Street, 222 Main Street and 177 Washington Street Buffalo, NY 14210	Collateral Asset Summary – Loan No. 7 Seneca One	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,000,000 42.3% 2.20x 15.9%

The Loan. The seventh largest mortgage loan (the “Seneca One Mortgage Loan”), with an original principal balance of $51,000,000 evidenced by one senior pari passu promissory note, is part of a whole loan (the “Seneca One Whole Loan”), comprised of two senior pari passu promissory notes with an aggregate original principal balance of $71,000,000 (the “Seneca One Senior Notes” and the portion of the Seneca One Whole Loan evidenced by such senior pari passu promissory notes, the “Seneca One Senior Loan”) and one junior promissory note with an original principal balance of $14,000,000 (the “Seneca One Junior Note” and the portion of the Seneca One Whole Loan evidenced by such junior promissory note, the “Seneca One Subordinate Companion Loan”), in the aggregate original principal amount of $85,000,000. The Seneca One Whole Loan is secured by the borrowers’ fee interest in a 915,577 square foot office/retail and 115 multifamily unit mixed-use property (the “Seneca One Mixed-Use Property”) and an adjacent parking garage property (the “Seneca One Parking Property”; together with the Seneca One Mixed-Use Property, collectively, the “Seneca One Property”) in Buffalo, New York. The Seneca One Whole Loan was co-originated by Bank of Montreal (“BMO”) and DF VIII REIT Holdings, LLC (“Torchlight Affiliate”) on February 18, 2026 and has a five-year term. The Seneca One Senior Notes are interest-only for the full term of the loan and accrues interest at a per annum rate of 7.13000% on an Actual/360 basis. The Seneca One Mortgage Loan is evidenced by the non-controlling Note A-1 with an original principal balance as of the Cut-off Date of $51,000,000.

The Seneca One Senior Notes are senior in right of payment to the Seneca One Junior Note. The Seneca One Junior Note is subordinate to the Seneca One Senior Notes. Note B will be the initial controlling note unless a control appraisal period (i.e., any period during which the principal balance of Note B is less than 25% of its initial principal balance as a result of the application of appraisal reduction amounts or realized losses) occurs and is continuing. If a control appraisal period has occurred and is continuing, Note A-1 will be the controlling note, as further described in the Whole Loan Summary table below.

The Seneca One Whole Loan will be serviced pursuant to the pooling and servicing agreement for the Benchmark 2026-V21 securitization trust. The relationship between the holders of the Seneca One Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced AB Whole Loan—The Seneca One Whole Loan” in the Preliminary Prospectus. The Seneca One Whole Loan will be serviced pursuant to the pooling and servicing agreement for the Benchmark 2026-V21 securitization trust. See “Pooling and Servicing Agreement” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the Seneca One Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Note
A-1	$51,000,000	$51,000,000	Benchmark 2026-V21	Yes(2)
A-2(1)	$20,000,000	$20,000,000	BMO	No
Senior Loan	$71,000,000	$71,000,000
B	$14,000,000	$14,000,000	Torchlight Affiliate	Yes(2)
Whole Loan	$85,000,000	$85,000,000
(1)	Expected to be contributed to one or more future securitization trust(s).
(2)	The Seneca One Whole Loan is an AB whole loan, and the controlling note as of the date hereof is Note B. Upon the occurrence of certain trigger events specified in the co-lender agreement, however, control will generally shift to Note A-1. See “Description of the Mortgage Pool—The Whole Loans—The Serviced AB Whole Loan—The Seneca One Whole Loan” in the Preliminary Prospectus for more information regarding the manner in which control shifts under the Seneca One Whole Loan.

The Property. The Seneca One Mixed-Use Property is a 40-story mixed use multifamily, office, and retail property located at 1 Seneca Street, 3 Seneca Street, 222 Main Street, and the Seneca One Parking Property is an adjacent parking garage property located at 177 Washington Street in Buffalo, New York. The Seneca One Mixed-Use Property was constructed in 1972 as an office building and was converted into a mixed-use lifestyle complex with renovations from 2019 through 2021. The Seneca One Mixed-Use Property offers multifamily units ranging from studio to 3-bedroom residences, representing approximately 15.7% of total underwritten base rent and were 98.3% occupied as of December 4, 2025. The Seneca One Mixed-Use Property offers a variety of amenities including a cafeteria/food hall, auditorium/theater, fitness center, bar/tavern, outdoor courtyard, and direct access to public transportation. The multifamily portion of the Seneca One Mixed-Use Property consists of a low-rise four-story building with 115 units, one of which is vacant. Additionally, the Seneca One Mixed-Use Property consists of a high-rise office building with additional office and retail spaces built along the frontage of Exchange and Pearl streets. The Seneca One Mixed-Use Property consists of 915,577 square feet of commercial net rentable area, of which 369,069 square feet of total commercial net rentable area is currently vacant, resulting in an occupancy of 59.7% of total net rentable area as of January 16, 2026. The 546,508 square feet of remaining commercial space is occupied by 16 unique tenants, representing approximately 84.3% of total underwritten base rent. The Seneca One Property has approximately 420 garage parking spaces and 820 elevated parking ramp spaces, for a total of 1,240 parking spaces, resulting in a ratio of approximately 1.35 parking spaces per 1,000 square feet of net rentable area.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

103

Mixed Use – Multifamily/Office/Retail 1 Seneca Street, 3 Seneca Street, 222 Main Street and 177 Washington Street Buffalo, NY 14210	Collateral Asset Summary – Loan No. 7 Seneca One	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,000,000 42.3% 2.20x 15.9%

The Seneca One Mixed-Use Property benefits from an approximately 25-year PILOT increment financing agreement (the “PILOT Agreement”) with the City of Buffalo and the Erie County Industrial Development Agency (the “Agency”) that commenced in April 2020 and extends through December 2046. Although there are no on-going tax benefits, the borrowers received upfront mortgage recording tax savings in exchange for permitting the Agency to set aside tax revenue into a separate fund to offset costs for (i) renovating, updating and equipping of the existing improvements to provide commercial class A office space for tenants (excluding tenant-specific fit and finish items), renovating and updating core and shell interior improvements, and other improvements, and (ii) acquiring and installing certain items of machinery, equipment and other tangible personal property by the borrowers (together, the “Project”). The borrowers are required to make yearly payments equal to the product of (a) the then-current tax rate for the applicable fiscal year and (b) $7,629,700, to each taxing authority consisting of a land component, an existing improvements component and a variable component; provided, however, that such payment is never more than the amount that would otherwise be payable as taxes if the Agency did not have an interest in the Project.

In connection with the PILOT Agreement, the borrower sponsor entered into a lease agreement and leaseback agreement with the Agency whereby the borrower sponsor leased its interest in the Seneca One Mixed-Use Property to the Agency, which subsequently leased its interest back to the borrower sponsor. See “PILOT” below and “Description of the Mortgage Pool—Real Estate and Other Tax Considerations” in the Preliminary Prospectus for additional information.

The following table presents certain information relating to the residential unit mix at the Seneca One Mixed-Use Property:

Seneca One Residential Unit Mix(1)
Unit Type	# of Units	% of Total	Occupied Residential Units	Occupancy	Average Monthly In-Place Rental Rate Per Residential Unit	Average Monthly Market Rental Rate Per Residential Unit
Studio	66	57.4%	66	100.0%	$1,608	$1,600
1BR/1BA	25	21.7	24	96.0	$1,827	$1,777
2BR/2BA	15	13.0	14	93.3	$2,477	$2,460
3BR/2BA	6	5.2	6	100.0	$2,996	$2,992
3BR/3BA	3	2.6	3	100.0	$3,120	$3,075
Total/Wtd. Avg.	115	100.0%	113	98.3%	$1,876	$1,857
(1)	Based on the underwritten rent roll dated December 4, 2025.

Major Tenants. The three largest commercial tenants by underwritten base rent at the Seneca One Mixed-Use Property are M&T Bank, Highmark Health and Serendipity Labs.

M&T Bank (334,653 square feet; 36.6% of Total NRA; 56.9% of commercial underwritten base rent): M&T Bank is a full-service U.S.-based commercial bank. M&T Bank offers its clients traditional banking services along with wealth management and institutional capabilities through Wilmington Trust. The bank employs over 21,000 people across over 960 branches. As of March 31, 2025, M&T bank held $208 billion in assets and $161 billion in deposits. M&T Bank’s leases at the Seneca One Mixed-Use Property commenced in December 2019 (332,773 square feet) and October 2020 (1,880 square feet), expires on November 30, 2029 (3,837 square feet) and November 30, 2034 (330,816 square feet), and has one, five-year renewal option remaining and no termination options.

Highmark Health (101,980 square feet; 11.1% of Total NRA; 21.5% of commercial underwritten base rent): Founded in 1848 and headquartered in Pittsburgh, Pennsylvania, Highmark Health is a provider of essential health-related needs focused in Pennsylvania, Delaware, West Virgina, and New York. Highmark Health’s offers health insurance, health care delivery, population health management, dental solutions, reinsurance solutions, and technology solutions. The company reported approximately $29.4 billion in revenue in 2024. Highmark Health’s lease at the Seneca One Mixed-Use Property commenced in April 2024, expires on June 30, 2034 and has two, five-year renewal options and no termination options.

Serendipity Labs (22,208 square feet; 2.4% of Total NRA; 4.8% of commercial underwritten base rent): Serendipity Labs is a professional coworking space. Founded in 2011, Serendipity Labs has locations in 30 urban and suburban areas. They offer a variety of plans and services ranging from full-time, dedicated offices to occasional rental. Serendipity Labs has also expanded to the United Kingdom. Serendipity Labs’s office lease at the Seneca One Mixed-Use Property commenced in February 2021, expires on February 28, 2031 and has no extension option and no termination option.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

104

Mixed Use – Multifamily/Office/Retail 1 Seneca Street, 3 Seneca Street, 222 Main Street and 177 Washington Street Buffalo, NY 14210	Collateral Asset Summary – Loan No. 7 Seneca One	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,000,000 42.3% 2.20x 15.9%

The following table presents certain information relating to the historical occupancy of the Seneca One Mixed-Use Property:

Historical and Current Occupancy(1)
	2022	2023	2024	T-12 June 30, 2025	Current(2)
Retail/Office	52.8%	51.5%	67.2%	67.6%	59.7%
Multifamily	95.7%	96.5%	95.7%	93.0%	98.3%
(1)	Historical occupancies are as of December 31 of each respective year unless otherwise stated.
(2)	Current Occupancy is as of January 16, 2026 for the Retail/Office component, and as of December 4, 2025 for the Multifamily component.

The following table presents certain information relating to the commercial tenants at the Seneca One Mixed-Use Property:

Commercial Tenant Summary(1)
Tenant	Ratings Moody’s/S&P/Fitch(2)	Net Rentable Area (SF)	% of Total NRA	UW Base Rent PSF	UW Base Rent	% of Total UW Base Rent	Lease Expiration Date	Termination Option (Y/N)(3)	Renewal Option(3)
M&T Bank	Baa1/BBB+/A	334,653	36.6%	$23.29	$7,793,366	56.9%	Various	N	1 x 5 Yr
Highmark Health	NR/NR/NR	101,980	11.1	$28.90	2,947,667	21.5	6/30/2034	N	2 x 5 Yr
Serendipity Labs	NR/NR/NR	22,208	2.4	$29.30	650,735	4.8	2/28/2031	N	None
43N LLC	NR/NR/NR	21,244	2.3	$29.53	627,300	4.6	1/31/2030	N	3 x 1 Yr
Personal Computers, Inc.	NR/NR/NR	11,061	1.2	$33.12	366,367	2.7	10/31/2028	N	1 x 5 Yr
Other Half Brewing	NR/NR/NR	9,085	1.0	$37.13	337,340	2.5	11/30/2034	N	1 x 5 Yr
Azuna	NR/NR/NR	11,348	1.2	$26.16	296,886	2.2	9/30/2035	Y(3)	1 x 5 Yr
Hazen & Sawyer, D.P.C.	NR/NR/NR	6,432	0.7	$36.72	236,183	1.7	9/30/2032	Y(4)	1 x 5 Yr
Ogletree, Deakins, Nash, Smoak &	NR/NR/NR	6,397	0.7	$27.76	177,604	1.3	5/31/2033	N	None
ePlus Technology, Inc.	NR/NR/NR	3,351	0.4	$32.29	108,195	0.8	7/31/2027	N	None
Top 10 Tenants		527,759	57.6%	$25.66	$13,541,644	98.9%
Remaining Occupied		18,749	2.0	$8.15	152,809(5)	1.1
Total Occupied		546,508	59.7%	$25.06	$13,694,452 (5)	100.0%
Vacant Space		369,069	40.3
Commercial Space Total		915,577	100.0%

(1)	Based on the underwritten rent roll for commercial tenants dated January 16, 2026, with contractual rent steps equal to $181,812 through January 2027.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	Azuna’s lease at the Seneca One Mixed-Use Property commenced in February 2024, expires on September 30, 2032 and has the option to terminate its lease effective October 1, 2028 by providing six-months prior written notice and an early termination fee equal to five times the then monthly base rent, provided that Azuna does not exercise this option between 90 and 180 days of an initial public offering of stock that would cause a change to a third party of not less than 40% of the ownership of Azuna.
(4)	Hazen & Sawyer, D.P.C.’s lease at the Seneca One Mixed-Use Property commenced in July 2025, expires on September 30, 2035 and has the option to terminate its lease effective July 31, 2028 by providing six-months prior written notice and an early termination fee equal to the unamortized costs of tenant improvements and leasing commissions.
(5)	UW Base Rent is inclusive of approximately $7,871 of antenna income.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

105

Mixed Use – Multifamily/Office/Retail 1 Seneca Street, 3 Seneca Street, 222 Main Street and 177 Washington Street Buffalo, NY 14210	Collateral Asset Summary – Loan No. 7 Seneca One	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,000,000 42.3% 2.20x 15.9%

The following table presents certain information relating to the commercial tenant lease expirations at the Seneca One Mixed-Use Property:

Commercial Lease Rollover Schedule(1)(2)(3)
Year	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent Expiring(4)	% of Total UW Base Rent Expiring(4)	UW Base Rent $ per SF	Number of Leases Expiring
2026 & MTM	4,057	0.4%	0.4%	$79,871	0.6%	$19.69	3
2027	5,393	0.6%	1.0%	$160,267	1.2%	$29.72	2
2028	11,061	1.2%	2.2%	$366,367	2.7%	$33.12	1
2029	3,837	0.4%	2.7%	$16,202	0.1%	$4.22	1
2030	21,244	2.3%	5.0%	$627,300	4.6%	$29.53	1
2031	26,310	2.9%	7.9%	$671,602	4.9%	$25.53	2
2032	6,432	0.7%	8.6%	$236,183	1.7%	$36.72	1
2033	6,397	0.7%	9.3%	$177,604	1.3%	$27.76	1
2034	441,881	48.3%	57.5%	$11,062,170	80.8%	$25.03	3
2035	11,348	1.2%	58.8%	$296,886	2.2%	$26.16	1
2036 & Thereafter	8,548	0.9%	59.7%	$0	0.0%	$0.00	1
Vacant	369,069	40.3%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	915,577	100.0%		$13,694,452	100.0%	$14.96	17
(1)	Based on the underwritten rent roll dated January 16, 2026.
(2)	Lease Rollover Schedule is based on the lease expiration dates of all direct leases in place. Certain tenants have more than one lease.
(3)	Certain tenants may have termination or contraction options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Lease Rollover Schedule.
(4)	UW Base Rent Expiring and % of Total UW Base Rent Expiring are inclusive of contractual rent steps equal to $181,812 underwritten through January 2027 and antenna income equal to approximately $7,871.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

106

Mixed Use – Multifamily/Office/Retail 1 Seneca Street, 3 Seneca Street, 222 Main Street and 177 Washington Street Buffalo, NY 14210	Collateral Asset Summary – Loan No. 7 Seneca One	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,000,000 42.3% 2.20x 15.9%

The following table presents certain information relating to the operating history and underwritten net cash flow of the Seneca One Property:

Cash Flow Analysis(1)
	2023	2024	TTM(2)	U/W	%(3)
Multifamily Base Rent	$2,541,195	$2,491,319	$2,557,050	$2,573,520	9.9%
Commercial Base Rent	10,456,047	12,743,336	14,981,008	22,921,501	88.2
Credit Tenant Rent Averaging	0	0	0	485,626	1.9
Gross Potential Rent	$12,997,242	$15,234,655	$17,538,058	$25,980,646	100.0%
Other Income(4)	2,326,368	2,599,552	3,131,717	3,716,963	14.3
(Multifamily Vacancy)	(87,002)	(94,603)	(128,367)	0	0.0
(Commercial Vacancy)	0	0	0	(9,227,048)	(35.5)
(Other Loss)	(150)	0	(100)	0	0.0
Effective Gross Income	$15,236,458	$17,739,604	$20,541,308	$20,470,561	78.8%
Total Expenses(5)	8,140,293	8,659,160	9,436,521	9,187,391	44.9
Net Operating Income	$7,096,165	$9,080,444	$11,104,787	$11,283,170	55.1%
Capital Expenditures	0	0	0	0	0.0
TI/LC	0	0	0	0	0.0
Net Cash Flow	$7,096,165	$9,080,444	$11,104,787	$11,283,170	55.1%

Occupancy % (Commercial / Residential)	51.5% / 96.5%(7)	67.2% / 95.7%(7)	NAV(7)	64.5%(8)
NCF DSCR(6)	1.38x	1.77x	2.16x	2.20x
NOI Debt Yield(6)	10.0%	12.8%	15.6%	15.9%
(1)	Based on the underwritten rent rolls dated January 16, 2026 (commercial) and December 4, 2025 (residential), with contractual rent steps equal to $181,812 through January 2027.
(2)	TTM represents the trailing 12-month period ending November 30, 2025.
(3)	% column represents percent of Gross Potential Rent for revenue lines and percent of Effective Gross Income for all remaining fields.
(4)	Other Income includes reimbursements, parking income, percentage rent, other commercial income, commercial storage income and antenna income.
(5)	Total Expenses includes management fees, real estate taxes, insurance, repairs and maintenance, utilities, payroll and benefits, general and administrative, marketing, janitorial and contract services.
(6)	NCF DSCR and NOI Debt Yield are based on the Seneca One Senior Loan.
(7)	Based on rent rolls provided by the borrower sponsor. TTM Occupancy for November 30, 2025 was not provided. The most recent Occupancy provided by the borrower sponsor is 67.6% / 93.0% per rent rolls dated as of June 30, 2025.
(8)	U/W Occupancy represents economic occupancy.

Appraisal. According to the appraisal, the Seneca One Property had an “as-is” appraised value of $168,000,000 as of December 1, 2025. The table below shows the appraisal’s “as-is” conclusions.

Appraisal Valuation Summary(1)
Property Name	Appraised Value	Capitalization Rate
Seneca One	$168,000,000	8.75%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental assessment dated September 12, 2025, there was no evidence of any recognized environmental conditions at the Seneca One Property.

The Market. The Seneca One Property is located in Buffalo, New York. According to the appraisal, the Buffalo core-based statistical area (“Buffalo CBSA”) has an estimated 2024 population of approximately 1.2 million. The trade, transportation, and utilities sector is the largest employment sector in the Buffalo CBSA with approximately 18.1% of the workforce which trails the national average of 18.3%. Education & Health services and Government make up 17.9% and 16.1% of the Buffalo CBSA workforce, respectively. According to the appraisal, the 2024 average and median household income in the Buffalo CBSA was $92,095 and $74,719, respectively.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

107

Mixed Use – Multifamily/Office/Retail 1 Seneca Street, 3 Seneca Street, 222 Main Street and 177 Washington Street Buffalo, NY 14210	Collateral Asset Summary – Loan No. 7 Seneca One	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,000,000 42.3% 2.20x 15.9%

According to the appraisal, the Seneca One Property is located in the City of Buffalo office submarket. According to the appraisal, the City of Buffalo office submarket had an inventory of 10.012 million square feet with an 18.7% vacancy rate. The average asking rent is $18.11 per square foot, with an average asking rent of $18.34 in the region.

According to the appraisal, the Seneca One Property is located in the South Central apartment submarket. According to the appraisal, this submarket has an inventory of 3,469 units representing 13.4% of the total inventory in the Buffalo apartment market. The South Central apartment submarket has an asking rent of $1,267 a month, which is lower than the average of $1,308 in the region. The South Central retail submarket holds a vacancy rate of 10.3%.

According to the appraisal, the Seneca One Property is located in the Buffalo-Niagara MSA retail market. According to the appraisal, the Buffalo-Niagara MSA retail market had an inventory of 75,556,709 square feet as of the appraisal date and a vacancy rate of 6.4%. The average asking rent is $14.43 per square foot as Q3 2025.

The following table presents certain information relating to comparable multifamily properties to the Seneca One Property:

Multifamily Rent Comparable Rental Summary(1)
Property Name Location	Year Built / Renovated	Occupancy	# Units	Unit Mix	Average SF per Unit	Average Rent per SF	Average Rent per Unit
Seneca One Buffalo, NY	1972 / 2019-2021	98.3%(2)	66(2) 25(2) 15(2) 6(2) 3(2)	Studio 1BR/1BA 2BR/2BA 3BR/2BA 3BR/3BA	618(2) 783(2) 979(2) 1,198(2) 2,020(2)	$2.60(2) $2.33(2) $2.71(2) $2.50(2) $1.54(2)	$1,608(2) $1,827(2) $2,477(2) $2,996(2) $3,120(2)
237 Main Street Buffalo, NY	1912 / 2019	94.0%	64	1BR/1.5BA 2BR/1.5BA 2BR/2BA 3BR/2.5BA	949 1,125 1,630 2,178	$2.38 $2.28 $2.25 $1.96	$2,260 $2,560 $3,660 $4,260
451 Elmwood Avenue Buffalo, NY	2021 / NAP	100.0%	26	1BR/1BA 2BR/2BA 3BR/2BA	1,218 1,377 2,094	$2.08 $1.93 $2.08	$2,535 $2,660 $4,355
500 Pearl Street Buffalo, NY	2019 / NAP	100.0%	12	1BR/1BA 2BR/2BA 3BR/2BA	1,210 1,411 2,180	$2.29 $2.28 $2.22	$2,775 $3,213 $4,850
1155 Main Street Buffalo, NY	2020 / NAP	94.0%	217	Studio 1BR/1BA 2BR/2BA	370 490 778	$3.35 $3.27 $2.96	$1,239 $1,600 $2,300
74 Franklin Street Buffalo, NY	1935 / 2022	98.0%	114	Studio 1BR/1BA 2BR/2BA 2BR/2BA	499 731 987 1,113	$3.41 $2.74 $2.35 $2.42	$1,700 $2,000 $2,320 $2,695
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated December 4, 2025.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

108

Mixed Use – Multifamily/Office/Retail 1 Seneca Street, 3 Seneca Street, 222 Main Street and 177 Washington Street Buffalo, NY 14210	Collateral Asset Summary – Loan No. 7 Seneca One	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,000,000 42.3% 2.20x 15.9%

The following table presents certain information relating to comparable retail leases for the Seneca One Property:

Comparable Retail Rental Summary(1)
Property Name / Location	Year Built / Renovated	Gross Building Area (SF)	Tenant Size (SF)	Tenant Name	Base Rent PSF	Commencement	Lease Term (Months)
Seneca One	1972 / 2019-2021	915,577(2)	22,208(2)	Serendipity Labs	$29.30(2)	Feb-21(2)	121(2)
Buffalo, NY
337 Ellicott Street	NAV	NAV	16,508	Big Ditch Brewing	$18.67	Jul-20	120.0
Atlanta, GA
562 Main Street	NAV	NAV	3,824	NexGen Fitness	$21.00	Apr-21	126.0
Buffalo, NY
763 Main Street	NAV	NAV	2,870	Anything Arts	$15.05	May-22	36.0
Buffalo, NY
562 Main Street	NAV	NAV	3,870	Flint Buffalo	$13.20	Oct-21	72.0
Buffalo, NY
500 Pearl Street	NAV	NAV	7,746	VICE	$25.02	Mar-21	120.0
Buffalo, NY
899 Main Street	NAV	NAV	1,062	Unapologetic Coffee	$24.00	Dec-24	120.0
Atlanta, GA
(1)	Information obtained from the appraisal unless otherwise indicated.
(2)	Based on the underwritten rent roll dated January 16, 2026.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

109

Mixed Use – Multifamily/Office/Retail 1 Seneca Street, 3 Seneca Street, 222 Main Street and 177 Washington Street Buffalo, NY 14210	Collateral Asset Summary – Loan No. 7 Seneca One	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,000,000 42.3% 2.20x 15.9%

The Borrowers and the Borrower Sponsor. The borrowers are Jemal’s Seneca L.L.C. and Jemal’s Seneca Parking L.L.C., each a Delaware limited liability company structured as a single purpose, bankruptcy-remote entity with two independent directors. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Seneca One Mortgage Loan. The borrower sponsor is Douglas Development Corporation, and the non-recourse carveout guarantors are Norman Jemal and Morris Matthew Jemal.

Norman Jemal is the guarantor for the Historic Row (800 F Street NW) mortgage loan, which is also being contributed to the Benchmark 2026-V21 securitization.

Property Management. The Seneca One Mixed-Use Property commercial component is managed by G&E Real Estate Management Services, Inc. (“Newmark”) and Douglas Development Corporation for the residential component. The Seneca One Parking Property is managed by Joyce Parking LLC. Newmark is a third-party property management company.

Initial and Ongoing Reserves. At origination of the Seneca One Whole Loan, the borrowers deposited approximately (i) $303,378 for real estate tax reserves, (ii) $388,758 for a replacement reserve fund, (iii) $3,000,000 for rollover reserve funds and (iv) $406,321 for premium financing funds (in lieu of insurance premiums).

Tax Escrows – On a monthly basis, the borrowers are required to escrow 1/12th of the estimated annual real estate tax payments (initially estimated to be approximately $133,147), which amount is equal to the annual amounts required for the borrowers to make the PILOT payments pursuant to the PILOT Agreement.

Insurance Escrows – On a monthly basis, the borrowers are required to escrow 1/12th of the annual estimated insurance payments. Such reserve has been conditionally waived so long as the borrowers maintain a blanket policy meeting the requirements of the Seneca One Whole Loan documents and the borrowers provide evidence of the renewal of any insurance policy prior to the expiration thereof and receipts for the payment of the applicable premiums or the borrowers make payments pursuant to a premium financing agreement in accordance with the requirements of the Seneca One Whole Loan documents.

Replacement Reserve – On a monthly basis, the borrowers are required to escrow approximately $12,549 for the payment of annual capital expenditures. Such monthly deposits into the replacement reserve will be required during such time that the balance of the replacement reserve funds is less than $194,000 and until the balance of the replacement funds is greater than or equal to $388,758.

Lockbox / Cash Management. The Seneca One Whole Loan is structured with a hard (commercial) and soft (residential) lockbox and in-place cash management. The borrowers were required to (x) cause all revenue to be transmitted directly by non-residential tenants of the Seneca One Property and (y) deposit (or cause the property managers to deposit) all revenue from residential tenants as well as from the non-residential tenants and their respective guests and invitees of the Seneca One Property, in each case, into a trust account, directly to the lender-controlled lockbox. The borrowers are required to cause revenue received by the borrowers or the property managers, as applicable, from the Seneca One Property to be deposited into such lockbox within two business days. Funds deposited into the lockbox account will be swept on a daily basis into a lender-controlled cash management account and applied in accordance with the Seneca One Whole Loan documents.

Current Mezzanine or Secured Subordinate Indebtedness. Concurrently with the origination of the Seneca One Whole Loan, a mezzanine loan in the original principal amount of $34,500,000 (the “Seneca One Mezzanine Loan”, and together with the Seneca One Whole Loan, the “Seneca One Total Debt”) was funded by M&T Bank, which is secured by a pledge of the mezzanine borrower’s direct equity interests in the borrower. The Seneca One Mezzanine Loan is coterminous with the Seneca One Whole Loan.

Interest on the outstanding principal balance of the Seneca One Mezzanine Loan will accrue at rate 9.50000% per annum (the “Seneca One Mezzanine Loan Interest Rate”) and is comprised of a current pay interest rate of 9.50000% per annum on a note with an original principal balance of $21,000,000 (the “Mezzanine Note A”) and an accrual component interest rate of 9.50000% per annum on a note with an original principal balance of $13,500,000 (the “Mezzanine Note B”). On each payment date, the mezzanine borrower is required to pay a monthly debt service on Mezzanine Note A. Interest on the outstanding principal balance under the Mezzanine Note B will accrue at the Seneca One Mezzanine Loan Interest Rate from the origination date, compounding monthly, and will be deferred until due and payable in full on the maturity date of the Seneca One Mezzanine Loan. Based on the Seneca One Total Debt, the Cut-off Date LTV, UW NCF DSCR and UW NOI Debt Yield are 71.1%, 1.07x and 9.4%, respectively. See “Description of the Mortgage Pool—Additional Indebtedness—Other Secured Debt” in the Preliminary Prospectus.

The Seneca One Property also secures the Seneca One Subordinate Companion Loan, which has a Cut-off Date principal balance of $14,000,000. The Seneca One Subordinate Companion Loan is coterminous with the Seneca One Senior Loan and accrues interest at 7.13000% per annum. The Seneca One Senior Loan is senior in right of payment to the Seneca One Subordinate Companion Loan and

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

110

Mixed Use – Multifamily/Office/Retail 1 Seneca Street, 3 Seneca Street, 222 Main Street and 177 Washington Street Buffalo, NY 14210	Collateral Asset Summary – Loan No. 7 Seneca One	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$51,000,000 42.3% 2.20x 15.9%

the Seneca One Subordinate Companion Loan is subordinate to the Seneca One Senior Loan. See “Description of the Mortgage Pool— The Whole Loans—The Serviced AB Whole Loan—The Seneca One Whole Loan” in the Preliminary Prospectus

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Permitted Future Preferred Equity. Not permitted.

PILOT. The Seneca One Mixed-Use Property benefits from an approximately 25-year PILOT Agreement with the City of Buffalo and the Agency that commenced in April 2020 and extends through December 2046. Although there are no on-going tax benefits, the borrowers received upfront mortgage recording tax savings in exchange for permitting the Agency to set aside tax revenue into a separate fund to offset costs the Project. The borrowers are required to make yearly payments equal to the product of (a) the then-current tax rate for the applicable fiscal year and (b) $7,629,700, to each taxing authority consisting of a land component, an existing improvements component and a variable component; provided, however, that such payment is never more than the amount that would otherwise be payable as taxes if the Agency did not have an interest in the Project.

In connection with the PILOT Agreement, the borrower sponsor entered into a lease agreement and leaseback agreement with the Agency whereby the borrower sponsor leased its interest in the Seneca One Mixed-Use Property to Agency, which subsequently leased its interest back to the borrower sponsor. See “Description of the Mortgage Pool—Real Estate and Other Tax Considerations” in the Preliminary Prospectus for additional information.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

111

Other – Leased Fee Various Various, Various	Collateral Asset Summary – Loan No. 8 Haven Leased Fee Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 75.9% 1.10x 6.1%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

112

Other – Leased Fee Various Various, Various	Collateral Asset Summary – Loan No. 8 Haven Leased Fee Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 75.9% 1.10x 6.1%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

113

Other – Leased Fee Various Various, Various	Collateral Asset Summary – Loan No. 8 Haven Leased Fee Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 75.9% 1.10x 6.1%
Mortgage Loan Information		Properties Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Properties Type – Subtype:	Other – Leased Fee
Borrower Sponsor(s):	Haven Propco I LP	Collateral:	Fee
Borrower(s)(1):	Various	Location(6):	Various, Various
Original Balance(2):	$50,000,000	Year Built / Renovated:	NAP / NAP
Cut-off Date Balance(2):	$50,000,000	Property Management:	NAP
% by Initial UPB:	4.2%	Size:	2,206,442 SF
Interest Rate:	5.43600%	Appraised Value / Per SF(7):	$210,735,000 / $96
Note Date:	January 27, 2026	Appraisal Date(7):	November 22, 2025
Original Term:	60 months	Occupancy(8):	NAP
Amortization:	Interest Only	UW Economic Occupancy:	100.0%
Original Amortization:	NAP	Underwritten NOI:	$9,681,710
Interest Only Period:	60 months	Underwritten NCF:	$9,681,710
First Payment Date:	March 6, 2026
Maturity Date:	February 6, 2031	Historical NOI
Additional Debt Type(2):	Pari Passu	Most Recent NOI(8):	NAV
Additional Debt Balance(2):	$110,000,000	2024 NOI(8):	NAV
Call Protection(3):	L(25),D(28),O(7)	2023 NOI(8):	NAV
Lockbox / Cash Management:	Hard / Springing	2022 NOI(8):	NAV
Reserves(4)				Financial Information(2)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$73
Taxes:	$0	Springing	NAP	Maturity Date Loan / SF:	$73
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	75.9%
TI/LC:	$0	$0	NAP	Maturity Date LTV:	75.9%
Ground Lease Reserve(5):	$175,986	$0	$702,000	UW NOI DY:	6.1%
				UW NCF DSCR:	1.10x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(2)	$160,000,000	100.0%	Loan Payoff	$153,616,290	96.0%
			Return of Equity	$4,062,921	2.5
			Closing Costs	$2,144,803	1.3
			Upfront Reserves	$175,986	0.1
Total Sources	$160,000,000	100.0%	Total Uses	$160,000,000	100.0%
(1)	The borrowers for the Haven Leased Fee Portfolio Whole Loan (as defined below) are Haven Propco I Illustrator LLC, Haven Propco I Paramus Port LLC, Haven Propco I Borrower LLC, Haven Propco I Vreeland LLC, Haven Propco I 12800 Corp Hill LLC, Haven Propco I Arches LLC and Haven Propco I Grand Concourse LLC.
(2)	The Haven Leased Fee Portfolio Mortgage Loan (as defined below) is part of the Haven Leased Fee Portfolio Whole Loan evidenced by nine pari passu promissory notes with an aggregate original principal balance of $160,000,000. The Financial Information above is based on the Haven Leased Fee Whole Loan.
(3)	Defeasance of the Haven Leased Fee Portfolio Whole Loan is permitted at any time from and after the first payment date following the earliest to occur of (i) two years after the closing date of the securitization that includes the last note to be securitized and (ii) January 27, 2029. The assumed defeasance lockout period of 25 payments is based on the anticipated closing date of the Benchmark 2026-V21 securitization trust in March 2026. The actual defeasance lockout period may be longer.
(4)	See “Initial and Ongoing Reserves” below.
(5)	Borrower has funded the Ground Lease Reserve in the entire required amount of $702,000, so no additional monthly deposits are required pursuant to the terms of the Loan Agreement.
(6)	See “Portfolio Summary” below.
(7)	The Appraised Value is based on the roll-up appraisal dated January 5, 2026, which had an “as-portfolio” appraised value of $210,735,000 as of November 22, 2025, which includes a portfolio premium of 5.0% based on the assumption that the Haven Leased Fee Properties are sold together as a portfolio on a bulk basis. The aggregate “as-is” value of the Haven Leased Fee Portfolio Properties according to appraisals dated between November 13, 2025 and November 21, 2025 without a portfolio premium is $200,700,000, which equates to a Cut-off Date LTV and Maturity Date LTV of 79.7%.
(8)	Occupancy and Historical NOI information is not available since the underwritten financials are based on contractual ground rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

114

Other – Leased Fee Various Various, Various	Collateral Asset Summary – Loan No. 8 Haven Leased Fee Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 75.9% 1.10x 6.1%

The Loan. The eighth largest mortgage loan (the “Haven Leased Fee Portfolio Mortgage Loan”) is part of a whole loan (the “Haven Leased Fee Portfolio Whole Loan”), evidenced by nine pari passu promissory notes that are secured by the borrowers’ leased fee interest in a six-property portfolio, comprised of the ground beneath three multifamily properties and three office properties (each, a “Haven Leased Fee Portfolio Property” and collectively, the “Haven Leased Fee Portfolio Properties” or the “Haven Leased Fee Portfolio”) located across three states, New York, New Jersey and Missouri. The Haven Leased Fee Portfolio Mortgage Loan is evidenced by the non-controlling note A-1-2 and non-controlling note A-1-3 with an aggregate original principal balance as of the Cut-off Date of $50,000,000.

The Haven Leased Fee Portfolio Whole Loan was co-originated by Goldman Sachs Bank USA (“GSBI”) and Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) on January 27, 2026, has a five-year interest-only term and accrues interest at a fixed rate of 5.4360% per annum. The Haven Leased Fee Portfolio Whole Loan requires monthly payments of interest only for all 60 months of the loan term. The proceeds of the Haven Leased Fee Portfolio Whole Loan were used to refinance existing debt, pay origination costs, and repatriate equity to the borrower sponsor.

The relationship between the holders of the Haven Leased Fee Portfolio Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Haven Leased Fee Portfolio Whole Loan will be serviced pursuant to the pooling and servicing agreement for the WFCM 2026-5C8 securitization trust. See “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Preliminary Prospectus:

The table below identifies the promissory notes that comprise the Haven Leased Fee Portfolio Whole Loan:

Haven Leased Fee Portfolio Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Note
A-1-1	$40,000,000	$40,000,000	WFCM 2026-5C8(1)	Yes
A-1-2	$28,000,000	$28,000,000	Benchmark 2026-V21	No
A-1-3	$22,000,000	$22,000,000	Benchmark 2026-V21	No
A-1-4(2)	$15,000,000	$15,000,000	GSBI	No
A-1-5(2)	$7,000,000	$7,000,000	GSBI	No
A-2-1-1(2)	$10,000,000	$10,000,000	MSMCH	No
A-2-1-2(2)	$10,000,000	$10,000,000	MSMCH	No
A-2-2(2)	$20,000,000	$20,000,000	MSMCH	No
A-2-3(2)	$8,000,000	$8,000,000	MSMCH	No
Total	$160,000,000	$160,000,000
(1)	Expected to close on or about March 5, 2026.
(2)	Expected to be contributed to one or more future securitization(s) or may otherwise be transferred at any time.

The Property. The Haven Leased Fee Portfolio is comprised of three multifamily properties, which are located in Bronx, New York (“The Arches Property”), New Rochelle, New York (“The Illustrator Property”) and Bronx, New York (the “276 Grand Concourse Property”) and three office properties, which are located in Des Peres, Missouri (the “Corporate Hill IV Property”), Paramus, New Jersey (the “Paramus Property”) and Florham Park, New Jersey (the “25 Vreeland Property”), totaling 2,206,442 SF located across New York, New Jersey and Missouri.

The Arches Property. The Arches Property, located at 224-228 East 135th Street, Bronx, New York, is a 430-unit multifamily property that was constructed in 2023. The ground lease, which had an initial term of 99 years, commenced in April 2022 and expires in April 2121. There are 95.2 years of remaining term on the ground lease, with annual rent steps of 1.75%. The Arches Property has an in-place occupancy of 97.7% and multifamily rents of $3,074 per unit.

The Paramus Property. The Paramus Property, located at 15 East Midland Avenue & 461 From Road, Paramus, New Jersey, is a suburban office property consisting of two buildings that were constructed in 1988 and renovated in 2021. The building totals 542,671 SF and is currently 81.9% occupied by 22 tenants with a weighted average lease term of 11.45 years. The 98-year ground lease commenced in December 2021 and expires in December 2119.

The 276 Grand Concourse Property. The 276 Grand Concourse Property, located in the Bronx, New York, is a multifamily property constructed in 2022. The ground lease has a 99-year term, which commenced in February 2022 and expires in February 2121. The ground lease has a remaining term of 95.0 years and takes annual steps of 1.75%. The improvements total 215 units, which are currently 98.1% occupied with in-place rents of $2,947 per month.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

115

Other – Leased Fee Various Various, Various	Collateral Asset Summary – Loan No. 8 Haven Leased Fee Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 75.9% 1.10x 6.1%

The Corporate Hill IV Property. The Corporate Hill IV Property, located at 12800 Corporate Hill Drive, Des Peres, Missouri, is a suburban office property that was constructed in 1984 and renovated in 2020. Situated on 6.97 acres of land, the Corporate Hill IV Property is improved with a 181,631 SF office building and is currently 100% occupied by Centene (S&P / Fitch: BBB-/BBB) who subleasing their space to SSM Healthcare (Fitch: AA-). SSM Healthcare’s sublease extends through Centene’s October 2030 lease expiration date and they additionally executed a forward five-year lease through October 2035. The 99-year ground lease commenced in August 2021 and has a remaining term of 94.6 years (August 2120 lease expiration date).

The Illustrator Property. The Illustrator Property, located at 600 and 606 North Avenue, New Rochelle, New York, is a multifamily property constructed in 2021. In addition to 76 multifamily units, the Illustrator Property also includes four ground level retail suites. As of the September 2025 rent roll, the units were 85.5% occupied, 9.5% below the comparables’ average occupancy of 95.0%. The ground lease is a 99-year lease, which commenced in September 2021 and expires in September 2120. The ground lease has a remaining term of 94.6 years and has annual rent steps of 2.0%.

The 25 Vreeland Property. The 25 Vreeland Property, located at 25A Vreeland Road & 25B Vreeland Road, Florham Park, New Jersey, is an office property consisting of two buildings that were constructed in 1983. The ground lease, which began in 2022, has a term of 99 years (95.0 years remaining) with an expiration date of January 31, 2121. The 25 Vreeland Property is improved with 230,453 SF of office space, of which 70.2% is occupied with a weighted average lease term of 9.25 years.

All three multifamily properties are subject to affordable housing restrictions as a condition to active tax abatement programs. Specifically (i) The Arches Property and the 276 Grand Concourse Property, which are each subject to a 35-year New York 421-a tax abatement through the 2055-2056 tax year (with respect to The Arches Property) and the 2056-2057 tax year (with respect to the 276 Grand Concourse Property), respectively, providing an exemption on taxes attributable to an increase in the assessed value of such Haven Leased Fee Portfolio Properties from certain qualified improvements (with a 100% exemption on such taxes through the 2045-2046 tax year (with respect to The Arches Property) and the 2046-2047 tax year (with respect to the 276 Grand Concourse Property), respectively, and a 30% exemption thereafter), and (ii) the Illustrator Property, which is subject to a 20-year payment-in-lieu of taxes (“PILOT”) program with the City of New Rochelle through the 2043-2044 tax year providing an exemption on taxes at the Illustrator Property in an amount equal to 70% for the 2025-2026 tax year, 50% for the 2026-2027 tax year through the 2034-2035 tax year and a percentage decreasing by 5% for each tax year thereafter. According to the related appraisals, 2025-2026 abated taxes were (i) with respect to The Arches Property, $32,419 versus unabated taxes of $3,619,314, (ii) with respect to the 276 Grand Concourse Property, $44,416 (for the 2026/2027 tax year) versus unabated taxes of $1,841,706, and (iii) with respect to the Illustrator Property, $110,164 versus unabated taxes of $367,215 (provided that the appraisal based such figures solely on the residential component of the Illustrator Property given that the commercial tenants reimburse taxes on a triple-net basis). See “Description of the Mortgage Pool—Real Estate and Other Tax Considerations” in the Preliminary Prospectus.

The leasehold interest in the 25 Vreeland Property is subject to a foreclosure proceeding, in connection with which the borrowers have fully funded the Ground Lease Reserve in the amount of $702,000 to be held as additional collateral for the loan until such foreclosure proceeding is resolved by the occurrence of a Vreeland Resolution Event, as discussed under “Initial and Ongoing Reserves” below.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

116

Other – Leased Fee Various Various, Various	Collateral Asset Summary – Loan No. 8 Haven Leased Fee Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 75.9% 1.10x 6.1%

The following table presents certain information relating to the Haven Leased Fee Portfolio Properties:

Portfolio Summary
Property	Address	City, State	SF(1)	Allocated Whole Loan Amount	% of Allocated Whole Loan Amount	Appraised Value(2)
The Arches Property	224-228 East 135th Street	Bronx, NY	48,976	$66,089,000	41.3%	$82,900,000
Paramus Property	15 East Midland Avenue & 461 From Road	Paramus, NJ	1,050,667	$28,062,000	17.5%	$35,200,000
276 Grand Concourse Property	276 Grand Concourse	Bronx, NY	27,916	$27,504,000	17.2%	$34,500,000
Corporate Hill IV Property	12800 Corporate Hill Drive	Des Peres, MO	303,613	$14,828,000	9.3%	$18,600,000
The Illustrator Property	600 and 606 North Avenue	New Rochelle, NY	37,669	$12,516,000	7.8%	$15,700,000
25 Vreeland Property	25A Vreeland Road & 25B Vreeland Road	Florham Park, NJ	737,601	$11,001,000	6.9%	$13,800,000
Total/Weighted Average			2,206,442	$160,000,000	100.0%	$210,735,000(2)
(1)	Based on the underwritten rent roll as of January 26, 2026.
(2)	Represents the “as portfolio” value, inclusive of a 5.0% portfolio premium. The sum of the individual appraised values is $200,700,000, which equates to a Cut-off Date LTV Ratio and LTV Ratio at Maturity of 79.7%.

The following table presents certain information relating to the Underwritten Net Cash Flow at the Haven Leased Fee Portfolio Properties:

Cash Flow Analysis(1)
	UW	UW PSF	(2)
Base Rent(3)	$9,681,710	$4.39
Gross Potential Rent	$9,681,710	$4.39
Less: Vacancy	$0	$0.00
Effective Gross Income	$9,681,710	$4.39

Total Operating Expenses	$0	$0.00

Net Operating Income	$9,681,710	$4.39
Replacement Reserves	$0	$0.00
Net Cash Flow	$9,681,710	$4.39

Occupancy(4)	100.0%
NCF DSCR(5)	1.10x
NOI Debt Yield(5)	6.1%
(1)	Historical cash flows are not available since the underwritten financials are based on contractual ground rent.
(2)	Based on total portfolio leasehold SF of 2,206,442.
(3)	Represents the five-year average of contractual ground rent as of February 2026.
(4)	Occupancy is based on the UW economic occupancy.
(5)	Debt service coverage ratios and debt yields are based on the Haven Leased Fee Portfolio Whole Loan.

Appraisal. According to the roll-up appraisal dated January 5, 2026 the Haven Leased Fee Portfolio Properties had an “as-portfolio” appraised value of $210,735,000 as of November 22, 2025, which includes a portfolio premium of 5.0% based on the assumption that the Haven Leased Fee Properties are sold together as a portfolio on a bulk basis. The aggregate “as-is” value of the Haven Leased Fee Portfolio Properties according to appraisals dated between November 13, 2025 and November 21, 2025 without a portfolio premium is $200,700,000.

Environmental Matters. According to the Phase I environmental assessments with various dates between November 19, 2025 and November 21, 2025, there was no evidence of any recognized environmental conditions at the Haven Leased Fee Portfolio Properties. However, the Phase I environmental assessments identified controlled recognized environmental conditions with respect to The Arches

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

117

Other – Leased Fee Various Various, Various	Collateral Asset Summary – Loan No. 8 Haven Leased Fee Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 75.9% 1.10x 6.1%

Property and the 276 Grand Concourse Property in connection with historical operations. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The Market. The Haven Leased Fee Portfolio Properties are located across three states: New York (three properties, 66.3% of ALA), New Jersey (two properties, 24.4% of ALA) and Missouri (one property, 9.3% of ALA). The three multifamily properties are located in the greater New York market, which exhibits a vacancy rate of 3.7% as of year-end 2024, and a projected five-year rent growth of 2.2%. The office properties are located across three markets (New York, New York, Saint Louis, Missouri and Northern New Jersey), which have an average vacancy rate of 11.1%.

The Borrowers and the Borrower Sponsor. The borrowers for the Haven Leased Fee Portfolio Whole Loan are Haven Propco I Illustrator LLC, Haven Propco I Paramus Port LLC, Haven Propco I Borrower LLC, Haven Propco I Vreeland LLC, Haven Propco I 12800 Corp Hill LLC, Haven Propco I Arches LLC and Haven Propco I Grand Concourse LLC, each a Delaware limited liability company and single purpose entity with an independent director in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Haven Leased Fee Portfolio Whole Loan.

The borrower sponsor and non-recourse carveout guarantor is Haven Propco I LP (“Haven Capital”). Haven Capital, founded in 2021 by Ares Management and Regis Group, is the leading dedicated private ground lease investment platform focused exclusively on creating, prepayable, long-term (99 years with repurchase options), modern ground lease positions on high quality assets across the country. Haven Capital has more than $2.0 billion in capacity for all asset classes across the top 30 metropolitan statistical areas with funding provided by the world’s largest real estate investors.

Initial and Ongoing Reserves. At origination of the Haven Leased Fee Portfolio Whole Loan, the borrowers deposited $175,986 into a ground lease reserve account in respect of ground rent at the 25 Vreeland Property and have since fully funded such reserve in the total required amount of $702,000.

Tax Reserve – On the first payment date following the commencement of a Trigger Period the borrowers are required to deposit into a property tax reserve an amount equal to 1/12th of the property taxes for the Haven Leased Fee Portfolio Properties that the lender reasonably estimates will be payable during the next ensuing 12 months. This does not include property taxes for which any ground tenant is responsible for paying and/or reserving, other than in the case of ground tenants that are in default of their obligations to pay property taxes pursuant to their ground leases, in which case the borrowers are required to reserve for the property taxes with respect to such ground lease until the applicable ground tenant has cured the default. On each subsequent payment date during a Trigger Period, the borrowers are required to deposit into a property tax reserve an amount equal to 1/12th of the property taxes for the Haven Leased Fee Portfolio Properties that the lender reasonably estimates will be payable during the next ensuing 12 months.

Insurance Reserve – On the first payment date following the commencement of a Trigger Period, the borrowers are required to deposit into an insurance reserve an amount equal to 1/12th of the insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months. This does not include insurance premiums for which any ground tenant is responsible for paying and/or reserving, other than in the case of ground tenants that are in default of their obligations to pay insurance premiums pursuant to their ground leases, in which case the borrowers are required to reserve for the insurance premiums with respect to such ground lease until the applicable ground tenant has cured the default. On each subsequent payment date during a Trigger Period, the borrowers are required to deposit into an insurance reserve an amount equal to 1/12th of the insurance premiums for the Haven Leased Fee Portfolio Properties that the lender reasonably estimates will be payable during the next ensuing 12 months.

Ground Lease Reserve – The borrowers have funded the Ground Lease Reserve in the total required amount of $702,000, which is to be held in reserve as additional collateral for the loan until the occurrence of a Vreeland Resolution Event (as described below).

A “Trigger Period” means each period (x) that commences as of the Haven Leased Fee Portfolio Whole Loan origination date and concludes, provided no other Trigger Period is then ongoing, when either (i) the ground lease reserve account contains at least $702,000 or (ii) upon delivery by the borrowers of evidence reasonably satisfactory to the lender of a Vreeland Resolution Event; (y) that commences when the debt service coverage ratio (as calculated under the Haven Leased Fee Portfolio Whole Loan documents), determined as of the last day of any fiscal quarter, is less than 1.04x and concludes when the debt service coverage ratio (as calculated under the Haven Leased Fee Portfolio Whole Loan documents), determined as of the first day of any fiscal quarter thereafter, is equal to or greater than 1.04x, or (z) that commences when there is any default by any ground tenant under any ground lease arising out of a failure to pay the rent required thereunder that is continuing beyond all applicable periods of notice and/or cure afforded to the ground tenant pursuant to the applicable ground lease and concludes when either (i) such default has been cured and all rental payments owed have been paid in full; (ii) a replacement ground lease is entered into with a tenant reasonably acceptable to the lender with rent no less favorable than the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

118

Other – Leased Fee Various Various, Various	Collateral Asset Summary – Loan No. 8 Haven Leased Fee Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 75.9% 1.10x 6.1%

ground lease it is replacing or (iii) the borrowers have escrowed with the lender and maintained an escrow at an amount equal to 12 months of rent pursuant to such ground lease (and if the financial reports required under the terms of the Haven Leased Fee Portfolio Whole Loan documents are not delivered to the lender as and when required, a Trigger Period will be deemed to have commenced and be ongoing, unless and until such reports are delivered and they indicate that, in fact, no Trigger Period is ongoing). Notwithstanding the foregoing, provided no event of default under the Haven Leased Fee Portfolio Whole Loan documents is continuing, the borrowers will have the right to avoid the commencement or terminate the continuance of a Trigger Period commenced (or that would otherwise commence) under clause (x) above by delivering to the lender, as additional collateral, either cash or a letter of credit in the manner and in the amount set forth in the Haven Lease Fee Portfolio Whole Loan documents.

A ”Vreeland Resolution Event” means with respect to the leasehold foreclosure action with respect to the 25 Vreeland Property evidenced by a Lis Pendens dated as of November 25, 2025 by Valley National Bank as described under “The Properties” above, the occurrence of any of the following (to the reasonable satisfaction of the lender) (i) the completion of the foreclosure proceeding by Valley National Bank, (ii) Valley National Bank’s agreement to a loan modification or waiver of default under the loan that gave rise to such foreclosure proceeding such that the leasehold loan is in good standing and no longer in default, or (iii) the purchase of the ground lease in effect at the 25 Vreeland Property by a third-party and, in each case, there being no pending foreclosure or continuing event of default pursuant to the ground lease in effect at the 25 Vreeland Property; provided that, (i) no event of default under the Haven Leased Fee Portfolio Whole Loan is then continuing, (ii) there is no monetary or material non-monetary default then in effect pursuant to the ground lease at the 25 Vreeland Property and (iii) there is no default by any ground tenant under any ground lease arising out of a failure to pay the rent required thereunder that is continuing beyond all applicable periods of notice and/or afforded to the ground tenant pursuant to the applicable ground lease.

Lockbox / Cash Management. The Haven Leased Fee Portfolio Whole Loan is structured with a hard lockbox and springing cash management. On or prior to the origination of the Haven Leased Fee Portfolio Whole Loan, the borrowers were required to establish and maintain one or more accounts with the lockbox bank into which all income from the Haven Leased Fee Portfolio Properties is required to be deposited. At the end of each business day the lockbox bank is required to remit all amounts contained in the lockbox account directly into an account specified by the lender. Within five business days of the origination of the Haven Leased Fee Portfolio Whole Loan, the borrowers were required to deliver notice to each ground tenant at the Haven Leased Fee Portfolio Properties that is not then paying rents into the lockbox account instructing that (i) all payments under its ground lease are required to be remitted directly to, and deposited directly into, the lockbox account, and (ii) such instruction may not be rescinded unless and until the ground tenant receives from the borrowers or the lender a copy of the lender’s written consent to such rescission. So long as no Trigger Period or event of default is continuing, the lender will specify the account for such remittance by the lockbox bank into the borrowers’ operating account, and during the continuance of a Trigger Period or event of default under the Haven Leased Fee Portfolio Whole Loan documents the lender will specify the lender’s cash management account for such remittance by the lockbox bank. All excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Haven Leased Fee Portfolio Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Haven Leased Fee Portfolio Whole Loan, or, if no Trigger Period is continuing, disbursed to the borrowers.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. On any date from and after the first payment date following the earlier to occur of (i) January 27, 2029 and (ii) the second anniversary of the date on which the last promissory note has been securitized, the Haven Leased Fee Portfolio Whole Loan documents permit the related borrowers to obtain the release of any individual Haven Leased Fee Portfolio Properties provided that, among other conditions, (i) the borrowers defease the Haven Leased Fee Portfolio Whole Loan in an amount equal to the greater of (x)(a) with respect to The Arches Property, the 276 Grand Concourse Property or the Illustrator Property, 125% of the allocated loan amount for the individual Haven Leased Fee Portfolio Property to be released or (b) with respect to the Paramus Property, the Corporate Hill IV Property or the 25 Vreeland Property (collectively, the “Office Properties”), 120% of the allocated loan amount for the individual Haven Leased Fee Portfolio Property to be released or (y) 100% of the net sales proceeds for such Haven Leased Fee Portfolio Property, (ii) after giving effect to such release, (x) the debt yield will be no less than the greater of (1) 5.8% and (2) the debt yield immediately prior to such release, and (y) the allocated loan amounts with respect to the Office Properties do no exceed 65% of the then-outstanding principal balance of the Haven Leased Fee Portfolio Whole Loan, and (iii) the borrowers satisfy customary REMIC requirements.

Ground Lease. Each of the Haven Leased Fee Portfolio Properties are subject to a ground lease under which there is a single ground tenant. Each of the borrower entities own the fee interest in the land to their respective Haven Leased Fee Portfolio Property, and are the ground landlord pursuant to ground leases that each has executed with their respective ground tenant. The Haven Lease Fee Portfolio Whole Loan is secured by the borrowers’ leased fee interest in this land, as well as their position as ground landlord under each respective

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

119

Other – Leased Fee Various Various, Various	Collateral Asset Summary – Loan No. 8 Haven Leased Fee Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 75.9% 1.10x 6.1%

ground lease. The related ground leases at the Haven Leased Fee Portfolio Properties expire between December 31, 2119 and April 25, 2121. See “Description of the Mortgage Pool—Mortgage Pool Characteristics—Fee & Leasehold Estates; Ground Leases” in the Preliminary Prospectus for additional information.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

120

Multifamily – Garden 3500-3550 East Overton Road Dallas, TX 75216	Collateral Asset Summary – Loan No. 9 Volara Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 62.9% 1.42x 10.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

121

Multifamily – Garden 3500-3550 East Overton Road Dallas, TX 75216	Collateral Asset Summary – Loan No. 9 Volara Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 62.9% 1.42x 10.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

122

Multifamily – Garden 3500-3550 East Overton Road Dallas, TX 75216	Collateral Asset Summary – Loan No. 9 Volara Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 62.9% 1.42x 10.0%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily - Garden
Borrower Sponsor(s)(1):	David Yshua and Yehuda Dershowitz	Collateral:	Fee
Borrower(s):	Volara Apartments LLC, JN Realty 1 LLC, JN Realty 2 LLC, JN Realty 3 LLC and JN Realty 4 LLC	Location:	Dallas, TX
Original Balance:	$44,000,000	Year Built / Renovated:	1974 / 2022
Cut-off Date Balance:	$44,000,000	Property Management:	Silverstone Management LLC
% by Initial UPB:	3.7%	Size:	480 Units
Interest Rate:	6.73000%	Appraised Value / Per Unit:	$70,000,000 / $145,833
Note Date:	February 11, 2026	Appraisal Date:	September 17, 2025
Original Term:	60 months	Occupancy:	95.2% (as of January 30, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	90.0%
Original Amortization:	NAP	Underwritten NOI:	$4,378,756
Interest Only Period:	60 months	Underwritten NCF:	$4,258,756
First Payment Date:	April 6, 2026
Maturity Date:	March 6, 2031	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$4,247,764 (TTM November 30, 2025)
Additional Debt Balance:	NAP	2024 NOI(3):	$3,909,361
Call Protection:	L(24),D(29),O(7)	2023 NOI(3):	$1,529,862
Lockbox / Cash Management:	Springing / Springing	2022 NOI(3)(4):	$341,076
Reserves(2)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$91,667
Taxes:	$370,111	$52,873	NAP	Maturity Date Loan / Unit:	$91,667
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	62.9%
Replacement Reserves:	$0	$10,000	NAP	Maturity Date LTV:	62.9%
				UW NOI DY:	10.0%
				UW NCF DSCR:	1.42x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$44,000,000	100.0%	Loan Payoff	$39,977,979	90.9%
			Closing Costs	2,179,439	5.0
			Borrower Sponsor Equity	1,472,471	3.3
			Upfront Reserves	370,111	0.8
Total Sources	$44,000,000	100.0%	Total Uses	$44,000,000	100.0%
(1)	See “The Borrowers and the Borrower Sponsors” below. The borrower sponsors are also the borrower sponsors of the Arterra Apartments mortgage loan included in the Benchmark 2026-V21 securitization.
(2)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(3)	The increase from 2022 NOI through 2024 NOI is primarily attributable to the borrower sponsor’s renovation of the Volara Apartments Property (as defined below) in 2022 and subsequent ramp up.
(4)	2022 NOI represents the trailing 10-month annualized financials as of December 31, 2022.

The Loan. The ninth largest mortgage loan (the “Volara Apartments Mortgage Loan”) is secured by the borrowers’ fee simple interest in a 480 unit, garden-style apartment complex located in Dallas, Texas (the “Volara Apartments Property”). The Volara Apartments Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $44,000,000. The Volara Apartments Mortgage Loan was originated on February 11, 2026 by CREFI and accrues interest at a fixed rate of 6.73000% per annum. The Volara Apartments Mortgage Loan has an initial term of five-years and is interest-only for the full term. The scheduled maturity date of the Volara Apartments Mortgage Loan is March 6, 2031.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

123

Multifamily – Garden 3500-3550 East Overton Road Dallas, TX 75216	Collateral Asset Summary – Loan No. 9 Volara Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 62.9% 1.42x 10.0%

The Property. The Volara Apartments Property is a 480-unit, garden-style apartment complex located in Dallas, Texas. The Volara Apartments Property was originally constructed in 1974 and was most recently renovated in 2022. The Volara Apartments Property is comprised of 40, two-story apartment buildings situated on an approximately 29.2-acre site. Community amenities include a business center, fitness room, clubhouse/recreation building, swimming pool, barbecue/grill/picnic area, and a standard laundry facility. The Volara Apartments Property also features 1,062 parking spaces, resulting in a parking ratio of 2.21 spaces per unit.

The unit mix at the Volara Apartments Property consists of eight studio units, 88 one-bedroom / one-bathroom units, 339 two-bedroom / one-bathroom units, and 45 three-bedroom / one-bathroom units. Unit amenities include walk-in closets, patios/balconies, and full appliance packages including a dishwasher, refrigerator, stove/oven, microwave, and garbage disposal. As of January 30, 2026, the Volara Apartments Property was 95.2% leased.

The following table presents certain information relating to the unit mix at the Volara Apartments Property:

Unit Mix(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (SF)	Average Monthly Rental Rate	Average Monthly Market Rent Per Unit(2)
Studio / 1BA	8	1.7%	7	87.5%	403	$879	$925
1BR / 1BA	88	18.3%	85	96.6%	603	$984	$969
2BR / 1BA	339	70.6%	321	94.7%	799	$1,103	$1,090
3BR / 1BA	45	9.4%	44	97.8%	962	$1,317	$1,306
Total/Wtd. Avg.	480	100.0%	457	95.2%	772	$1,098	$1,085
(1)	Based on the underwritten rent roll dated January 30, 2026. Average Monthly Rental Rate is based on occupied units.
(2)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

124

Multifamily – Garden 3500-3550 East Overton Road Dallas, TX 75216	Collateral Asset Summary – Loan No. 9 Volara Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 62.9% 1.42x 10.0%

The following table presents certain information relating to the historical and underwritten net cash flow at the Volara Apartments Property:

Cash Flow Analysis
	T-10 Ann. 12/31/2022(1)	12/31/2023(1)	12/31/2024(1)	TTM 11/30/2025	U/W	U/W Per Unit
Base Rent	$5,320,192	$5,857,233	$6,054,887	$6,100,154	$6,019,872	$12,541
Potential Income from Vacant Units	0	0	0	0	298,200	$621
Gross Potential Income	$5,320,192	$5,857,233	$6,054,887	$6,100,154	$6,318,072	$13,163
Other Income(2)	585,988	957,564	1,363,950	1,655,970	1,657,208	3,453
Net Rental Income	$5,906,180	$6,814,797	$7,418,837	$7,756,124	$7,975,280	$16,615
(Vacancy / Credit Loss)	($2,485,640)	($2,143,482)	($588,650)	($605,428)	($631,230)	($1,315)
Total Effective Gross Income	$3,420,540	$4,671,315	$6,830,187	$7,150,696	$7,344,050	$15,300

Real Estate Taxes	620,707	703,471	533,424	517,696	673,580	$1,403
Insurance	415,576	480,752	469,289	411,679	287,880	$600
Management Fee	102,616	140,139	204,906	214,521	220,321	$459
Utilities	1,078,258	921,510	843,757	786,523	786,523	$1,639
Other Expenses(3)	862,307	895,580	869,449	972,514	996,990	$2,077
Total Expenses	$3,079,464	$3,141,454	$2,920,826	$2,902,932	$2,965,293	$6,178

Net Operating Income	$341,076	$1,529,862	$3,909,361	$4,247,764	$4,378,756	$9,122
Replacement Reserves - Residential	0	0	0	0	120,000	$250
Net Cash Flow	$341,076	$1,529,862	$3,909,361	$4,247,764	$4,258,756	$8,872

Occupancy	66.7%	77.3%	93.3%	94.3%	90.0%(4)
NCF DSCR	0.11x	0.51x	1.30x	1.41x	1.42x
NOI Debt Yield	0.8%	3.5%	8.9%	9.7%	10.0%
(1)	The increase from T-10 Ann. 12/31/2022 Net Operating Income through 2024 Net Operating Income is primarily attributable to the borrower sponsor’s renovation of the Volara Apartments Property in 2022 and subsequent ramp up.
(2)	Other Income includes revenues from forfeited deposits, application fees, administration fees, pet fees, storage, vending machines, late charges, and miscellaneous sources.
(3)	Other Expenses include payroll and benefits, repairs and maintenance, advertising and marketing and general and administrative expenses.
(4)	Represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

125

Multifamily – Garden 3500-3550 East Overton Road Dallas, TX 75216	Collateral Asset Summary – Loan No. 9 Volara Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 62.9% 1.42x 10.0%

Appraisal. According to the appraisal, the Volara Apartments Property had an “as-is” appraised value of $70,000,000 as of September 17, 2025, as shown in the table below.

Volara Apartments Appraised Value(1)
Property	Value	Capitalization Rate
Volara Apartments	$70,000,000	5.75%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental assessment dated September 30, 2025, there was no evidence of any recognized environmental conditions at the Volara Apartments Property.

The Market. The Volara Apartments Property is located at 3500-3550 East Overton Road in Dallas, Texas, within the Dallas-Fort Worth metropolitan statistical area (the “Dallas MSA”). Top employers in the Dallas MSA include American Airlines, AT&T, Bank of America, Baylor Scott & White, HCA North Texas, JPMorgan Chase, Kroger, and Lockheed Martin. Primary access to the Volara Apartments Property is provided by Interstate 45/Overton Road with the nearest interchange located approximately 0.36 miles from the Volara Apartments Property.

According to the appraisal, the Volara Apartments Property is located in the Southeast Dallas multifamily submarket of the Dallas MSA. As of the second quarter of 2025, the Southeast Dallas multifamily submarket had a total inventory of 18,127 units, a vacancy rate of 12.5%, asking rent of $1,325 per unit, and positive net absorption of 88 units.

According to the appraisal, the 2025 population within a one-, three- and five-mile radius of the Volara Apartments Property was 6,663, 68,271 and 246,761, respectively. The 2025 average household income within the same radii was $46,085, $55,431 and $77,728, respectively.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

126

Multifamily – Garden 3500-3550 East Overton Road Dallas, TX 75216	Collateral Asset Summary – Loan No. 9 Volara Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 62.9% 1.42x 10.0%

The following table presents certain information relating to comparable multifamily properties to the Volara Apartments Property:

Comparable Multifamily Properties(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Number of Units	Occupancy	Unit Type	Average Unit Size	Average Rent Per Unit(1)
Volara Apartments(2)	-	1974 / 2022	480	95.2%	Studio / 1BA	403 SF	$879
					1BR / 1BA	603 SF	$984
					2BR / 1BA	799 SF	$1,103
					3BR / 1BA	962 SF	$1,317
Southern Oaks - Dallas 3424 Southern Oaks Blvd Dallas, TX	0.2 mi	1958 / 1997, 2015	62	98.0%	2BR / 1 BA	900 SF	$925
					2 BR / 1.5 BA	900 SF	$1,200
					3BR / 1BA	1,125 SF	$1,150
					4BR / 2BA	1,700 SF	$1,500
					5BR / 2BA	1,850 SF	$1,545
Bonita Gardens 3410 Fordham Rd Dallas, TX	0.5 mi	1976 / 2021	136	90.0%	1BR / 1BA	661 SF	$1,025
					2BR / 1BA	762 SF	$1,100
Kings Square 2625 E Illinois Ave Dallas, TX	0.9 mi	1965 / NAV	82	92.7%	1BR / 1BA	650 SF	$995
					2BR / 1BA	750 SF	$1,050
					3BR / 1BA	950 SF	$1,100
Hoskins 90 336 N Lancaster Ave Dallas, TX	3.5 mi	1962 / 2022	26	96.2%	Studio / 1BA	288-351 SF	$1,000-1,050
					1BR / 1BA	567-583 SF	$1,220-1,250
					2BR / 1BA	802-865 SF	$1,650-1,675
Oak Park - Dallas 5318 S Hampton Rd Dallas, TX	5.9 mi	1973 / 2023	269	94.0%	Studio / 1BA	441 SF	$989
					1BR / 1BA	605 SF	$1,050
					2BR / 1BA	671 SF	$1,189
					3BR / 2BA	980 SF	$1,414
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated January 30, 2026. Average Rent per Unit reflects the average base rent for occupied units.

The Borrowers and the Borrower Sponsors. The borrowers are Volara Apartments LLC, JN Realty 1 LLC, JN Realty 2 LLC, JN Realty 3 LLC and JN Realty 4 LLC, as tenants-in-common, each a Delaware limited liability company and single purpose entity, with at least one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Volara Apartments Mortgage Loan.

The borrower sponsors and non-recourse carveout guarantors are David Yshua and Yehuda Dershowitz. David Yshua is a real estate investor, owner, and manager who has invested across a wide spectrum of asset classes, including multifamily, office, hospitality, retail, and structured parking. Yehuda Dershowitz serves as the director of operations at Raven Capital Group, which is a privately held real estate firm with a focus on repositioning workforce multifamily communities within strategic growth markets of the United States. Raven Capital Group’s portfolio includes 27 multifamily properties totaling 4,811 units. The borrower sponsors are also the borrower sponsors of the Arterra Apartments mortgage loan included in the Benchmark 2026-V21 securitization.

Property Management. The Volara Apartments Property is managed by Silverstone Management LLC, a borrower affiliated management company.

Initial and Ongoing Reserves. At origination of the Volara Apartments Mortgage Loan, the borrower deposited approximately $370,111 into a reserve account for real estate taxes.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $52,873).

Insurance Reserve – At the option of the lender, if the liability or casualty policies maintained by the borrowers covering the Volara Apartments Property are not approved blanket or umbrella policies, the borrowers are required to deposit into an insurance reserve, on

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

127

Multifamily – Garden 3500-3550 East Overton Road Dallas, TX 75216	Collateral Asset Summary – Loan No. 9 Volara Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,000,000 62.9% 1.42x 10.0%

a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies. At origination, a blanket policy was in in place.

Replacement Reserve – The borrowers are required to deposit into a replacement reserve, on a monthly basis, $10,000.

Lockbox / Cash Management. The Volara Apartments Mortgage Loan is structured with a springing lockbox and springing cash management. On the first occurrence of a Trigger Period (as defined below), the borrowers are required to establish a lender-controlled lockbox account, and are thereafter required to deposit, or cause the property manager to deposit, immediately upon receipt, all revenue derived from the Volara Apartments Property into such lender-controlled lockbox account. Within ten days after the first occurrence of a Trigger Period, the borrowers are required to deliver a notice to all tenants occupying space in the Volara Apartments Property directing them to remit all rent and other sums due under the lease to which they are a party into the lender-controlled lockbox account. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrowers unless a Trigger Period exists and lender elects (in its sole and absolute discretion) to deliver a restricted account notice, in which case all funds in the lockbox account are required to be swept on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the Volara Apartments Mortgage Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Volara Apartments Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Volara Apartments Mortgage Loan. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrowers. Upon an event of default under the Volara Apartments Mortgage Loan documents, the lender may apply funds to the debt in such priority as it may determine.

“Trigger Period” means a period (A) commencing upon the earlier of (i) the occurrence and continuance of an event of default, and (ii) the debt service coverage ratio being less than 1.15x; and (B) expiring upon (x) with regard to clause (i) above, the cure (if applicable) of such event of default, and (y) with regard to clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.20x for two consecutive calendar quarters.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

128

Office – CBD 1000 North West Street Wilmington, DE 19801	Collateral Asset Summary – Loan No. 10 Brandywine Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 64.9% 1.82x 14.3%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

129

Office – CBD 1000 North West Street Wilmington, DE 19801	Collateral Asset Summary – Loan No. 10 Brandywine Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 64.9% 1.82x 14.3%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

130

Office – CBD 1000 North West Street Wilmington, DE 19801	Collateral Asset Summary – Loan No. 10 Brandywine Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 64.9% 1.82x 14.3%
Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Office - CBD
Borrower Sponsor(s):	Christopher F. Buccini, Robert E. Buccini and David B. Pollin	Collateral:	Fee
Borrower(s):	Office Partners XIX Brandywine LLC	Location:	Wilmington, DE
Original Balance:	$41,000,000	Year Built / Renovated:	1969 / 2000
Cut-off Date Balance:	$41,000,000	Property Management:	BPG Real Estate Services LLC
% by Initial UPB:	3.4%	Size:	400,198 SF
Interest Rate:	6.80000%	Appraised Value / Per SF(2):	$63,200,000 / $158
Note Date:	February 18, 2026	Appraisal Date:	January 7, 2026
Original Term:	60 months	Occupancy:	87.7% (as of February 1, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	86.8%
Original Amortization:	NAP	Underwritten NOI(3):	$5,853,959
Interest Only Period:	60 months	Underwritten NCF:	$5,153,613
First Payment Date:	April 6, 2026
Maturity Date:	March 6, 2031	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(3):	$3,493,501 (TTM December 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$2,590,043
Call Protection:	L(24),D(32),O(4)	2023 NOI:	$2,223,220
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$1,309,106
Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$102
Taxes:	$303,058	$42,649	NAP	Maturity Date Loan / SF:	$102
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	64.9%
Replacement Reserves:	$3,176,607	$8,340	NAP	Maturity Date LTV:	64.9%
TI / LC:	$0	$50,037	NAP	UW NOI DY:	14.3%
Deferred Maintenance:	$59,188	$0	NAP	UW NCF DSCR:	1.82x
Outstanding Leasing Expense Reserve:	$2,744,212	$0	NAP
Rent Replication Reserve:	$670,604	$0	NAP
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan Amount:	$41,000,000	99.9%	Loan Payoff:	$29,890,022	72.9%
Principal Equity Contribution:	28,084	0.1%	Upfront Reserves:	6,953,668	16.9
			Closing Costs:	4,184,393	10.2

Total Sources:	$41,028,084	100.0%	Total Uses:	$41,028,084	100.0%
(1)	See “Escrows and Reserves” below.
(2)	The Appraised Value represents the appraisal’s concluded “As Is (EA Inclusive of Leasing Reserves)” value as of January 7, 2026, which is subject to the extraordinary assumption that reserves of approximately $6,400,000 are fully funded and reserved by the lender at loan origination and would pass with title to any purchaser of the mortgaged property. At origination, the borrower sponsor deposited $6,591,423 across the Replacement, Outstanding Leasing Expense and Rent Replication Reserves. Based on the “As Is" appraised value of $56,800,000, the Cut-off Date LTV and Maturity Date LTV would both be 72.2%.
(3)	The increase from Most Recent NOI to Underwritten NOI is due to recent leasing (BPG Real Estate Services LLC (a borrower affiliate), Corteva, Cross River Savings Bank and McDermott Will & Emery LLP) totaling $2,623,861 in base rent.

The Loan. The tenth largest mortgage loan (the “Brandywine Building Mortgage Loan”) is secured by a first lien on the borrower’s fee interest in a 400,198 SF, office property located in Wilmington, Delaware (the “Brandywine Building Property”). The Brandywine Building Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $41,000,000. The Brandywine Building Mortgage Loan was originated by German American Capital Corporation on February 18, 2026 and has an initial term of five years, is interest-only for the full term and accrues interest at a fixed rate of 6.80000% per annum on an Actual/360 basis. The borrower sponsor has a total cost basis of approximately $51.0 million, representing $13.5 million of remaining equity in the transaction .

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

131

Office – CBD 1000 North West Street Wilmington, DE 19801	Collateral Asset Summary – Loan No. 10 Brandywine Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 64.9% 1.82x 14.3%

The Property. The Brandywine Building Property is a 400,198 SF, 18-story, Class A office tower located at 1000 North West Street, Wilmington, Delaware, situated at the entrance to Wilmington’s Central Business District. The Brandywine Building Property has access to Interstate-95 (I-95) and public transportation, including bus stops on 11th Street, just outside of the building.

Originally constructed in 1969 as part of the DuPont Company headquarters campus, the Brandywine Building Property has undergone multiple phases of renovation, including a comprehensive lobby and elevator modernization in 2013. Since 2018, total capital expenditures completed by the borrower sponsor are equal to approximately $8.27 million. Recent capital improvements include an HVAC retrofit and the creation of a 6,000 SF amenity space known as The Brandy Club. The borrower sponsor has focused on tenant amenities including a video wall in the Brandy Club, a marketplace, conference rooms, tiered seating, and private work booths. Additional improvements include new lobby entry doors, security system upgrades, building façade design, and steam chiller upgrades. Tenants also have access to the CoreTen gym in the adjacent Nemours Building. Area amenities include a 665-space parking structure, multiple restaurants and cafes, banks, and retail services within walking distance. As of February 1, 2026, The Brandywine Building is 87.7% occupied by 14 tenants. Affiliates of the borrower lease 11.7% of the net rentable area and represent 12.7% of underwritten base rent at the Brandywine Building Property.

The Brandywine Building Property does not include parking. In order to provide parking required under tenant leases, the borrower entered into a parking agreement with two affiliated entities that own or ground lease nearby garages. See “Description of the Mortgage Pool—Mortgage Pool Characteristics—Property Types—Office Properties.”

Major Tenants. The three largest tenants based on underwritten base rent are CitiCorp Credit Services (“CitiCredit”), Delaware Claims Processing Facility, LLC (“DCPF”) and Corteva Agriscience LLC (“Corteva”).

Citicorp Credit Services (68,778 SF; 17.2% of net rentable area; 19.2% of underwritten base rent). CitiCredit offers a wide range of credit card products, personal loans, and digital banking tools to manage accounts. CitiCredit is a subsidiary of Citigroup (“Citi”), an American multinational financial services corporation headquartered in New York City. Citi’s Citibank subsidiary (“Citibank”) is the fourth largest banking institution in the United States, after JPMorgan Chase, Bank of America, and Wells Fargo. Citi has a presence in 180 countries with a physical presence in 94 markets. CitiCredit has been at the Brandywine Building Property since 2011 when it originally executed a 10-year lease term. The lease has two remaining five-year extensions and no termination options. The guarantor for the lease is Citibank (rated A3/BBB+/A by Moody’s/S&P/Fitch).

There is a major tenant sweep tied to CitiCredit as described below under “Lockbox/Cash Management.”. The sweep in relation to 12 months prior to lease expiration will not apply to the first lease expiration of January 31, 2028. The tenant occupies two spaces on separate leases: 22,926 SF (5.7% of NRA) expiring on January 31, 2028, and 45,852 SF (11.5% of NRA) expiring on January 31, 2032.

Delaware Claims Processing Facility, LLC (67,000 SF; 16.7% of net rentable area; 18.7% of underwritten base rent). DCPF is an end-to-end, mass-tort settlement administrator. Founded in 2006, DCPF is one of the country’s largest mass-tort claim businesses, and began taking on claims from its predecessor, Celotex Asbestos Settlement Trust Claim Facility which was founded in 1998. DCPF has more than 300 dedicated professionals.

DCPF has an ongoing option to terminate its lease with respect to either (i) the entire premises or (ii) lesser portion(s) of 5,732 SF contiguous (same floor, starting at either side of the elevator lobby) increments of the premises located on each floor. DCPF must exercise its termination right by giving 180 days’ prior written notice of termination and paying a termination fee.

Corteva (45,852 SF; 11.5% of net rentable area; 15.4% of underwritten base rent). Corteva (NYSE: CTVA; rated A-/A by S&P/Fitch) is a leading global agriculture company focused on seeds and crop protection, operating in more than 100 countries. Headquartered in Indianapolis, Corteva became an independent, publicly traded company in 2019 following its spin-off from the DuPont company. Its portfolio includes brands such as Pioneer and Brevant, along with a growing pipeline of crop protection and digital agriculture technologies. Corteva has launched approximately 2,000 new products from 2019 to 2023, and delivered technology backed by more than 7,000 additional patents from 2019 to 2023. Corteva has two five-year renewal options in its lease as well as one option to terminate the lease, effective as of May 31, 2033, by providing at least 14 months’ notice and paying a termination fee. Corteva has free rent in March and April 2026, which was reserved for at origination.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

132

Office – CBD 1000 North West Street Wilmington, DE 19801	Collateral Asset Summary – Loan No. 10 Brandywine Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 64.9% 1.82x 14.3%

The following table presents certain information relating to tenancy at the Brandywine Building Property based on underwritten base rent:

Tenant Summary(1)
Tenant	Ratings (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Total NRA	U/W Base Rent(3)	% of Total UW Base Rent(3)	UW Rent PSF(3)	Lease Exp. Date	Termination Option (Y/N)	Renewal Option
CitiCredit	A3/BBB+/A	68,778	17.2%	$1,685,061	19.2%	$24.50	Various(4)	N	2 x 5
DCPF	NR/NR/NR	67,000	16.7%	$1,639,019	18.7%	$24.46	7/31/2031	Y(5)	2 x 5
Corteva	NR/A-/A	45,852	11.5%	$1,352,634	15.4%	$29.50	5/31/2036	Y(6)	2 x 5
BPG Real Estate Services LLC(7)	NR/NR/NR	46,669	11.7%	$1,113,358	12.7%	$23.86	Various(7)	Y(8)(9)	1 x 5
HQ Global Workplaces	NR/NR/NR	22,396	5.6%	$582,296	6.6%	$26.00	8/31/2032	N	1 x 5
Fair Square Financial LLC	Baa3/BBB-/BBB-	21,625	5.4%	$489,158	5.6%	$22.62	6/30/2031	N	None
McDermott Will & Emery LLP	NR/NR/NR	14,202	3.5%	$467,081	5.3%	$32.89	8/31/2031	N	None
Department of Justice	NR/NR/NR	22,926	5.7%	$447,156	5.1%	$19.50	3/31/2033	Y(10)	None
Smith, Katzenstein & Jenkins, LLP	NR/NR/NR	12,486	3.1%	$280,935	3.2%	$22.50	5/31/2031	N	2 x 5
Cooch & Taylor	NR/NR/NR	8,797	2.2%	$224,324	2.6%	$25.50	12/31/2029	N	2 x 5
Total Major Tenants		330,731	82.6%	$8,281,021	94.5%	$25.04
Other Tenants		20,440	5.1%	$482,449	5.5%	$23.60
Total Occupied		351,171	87.7%	$8,763,470	100.0%	$24.95
Vacant		49,027	12.3%
Total		400,198	100.0%

(1)	Based on the underwritten rent roll dated February 1, 2026.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	The following tenants listed above have free or abated rent: Corteva (free rent of $112,719.50 per month in March and April 2026), BPG Real Estate Services LLC (rent abatement of $53,494 per month in March through June 2026), HQ Global Workplaces (rent abatement of $24,262.33 per month in March through June 2026), Smith, Katzenstein & Jenkins, LLP (rent abatement of $7,023.37 per month in March through December 2026), all of which was reserved for at origination.
(4)	CitiCredit has two spaces at the Brandywine Building Property: 22,296 SF expiring January 31, 2028 and 45,852 SF expiring January 31, 2032.
(5)	DCPF has an ongoing option to terminate either (i) the entire premises or (ii) lesser portion(s) of 5,732 SF contiguous (same floor, starting at either side of the elevator lobby) increments of the premises located on each floor. DCPF must exercise its termination right by giving 180 days’ prior written notice of termination and paying a termination fee.
(6)	Corteva has one option to terminate its lease, effective as of May 31, 2033, by providing at least 14 months’ notice and paying a termination fee.
(7)	BPG Real Estate Services LLC is the property manager of the Brandywine Building Property, and an affiliate of the borrower. BPG Real Estate Services LLC has two leases (i) for 35,926 SF on the 17th and 18th floors, at a base rent of $28.00 PSF with a lease expiration date of December 31, 2035 and (ii) a suite on the ground floor totaling 10,743 SF at a base rent of $10.00 PSF with a lease expiration date of October 31, 2032.
(8)	BPG Real Estate Services LLC has the right to terminate its lease of the 17th and 18th floor or to convert its tenancy of such space to month to month, upon 30 days prior written notice to the landlord , in the event that either (a) the tenant or its affiliate ceases to be the property manager of the Brandywine Building Property either as the result of removal for cause or as a result of removal by a lender exercising remedies under a loan or other financing instrument secured by the Brandywine Building Property or (b) the borrower, as landlord, ceases to own all or a portion of the Brandywine Building Property. The termination option requires the payment of a termination fee equal to the present value of all remaining lease payments, calculated in accordance with such lease. The loan agreement requires that if such lease is terminated, the termination fee must be deposited with the lender into the TI/LC reserve under the loan agreement. In addition, as a condition to any voluntary sale of the Brandywine Building Property by the borrower, the loan agreement requires that either the above lease be amended to waive the tenant’s termination option, or the lender consent to the exercise of such termination option.
(9)	The loan agreement permits the borrower to surrender of all or a portion of the premises demised under either of the BPG Real Estate Services LLC leases so long as certain conditions are satisfied, including that the replacement lease has a rent and term at least equal to that of the surrendered lease and that the lender receives reasonably acceptable evidence that all contingencies to such replacement lease have been satisfied, and all tenant improvements, leasing commissions and rent abatements have been paid or expired or are escrowed for.
(10)	In the event the Delaware General Assembly or the United States Congress fails to provide specific appropriations to the Department of Justice tenant to sustain the lease, the Department of Justice may terminate its lease at the commencement of the applicable fiscal year with no penalty.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

133

Office – CBD 1000 North West Street Wilmington, DE 19801	Collateral Asset Summary – Loan No. 10 Brandywine Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 64.9% 1.82x 14.3%

The following table presents certain information relating to the lease rollover schedule at the Brandywine Building Property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	0	0.0%	$0.00	0
2028	22,926	5.7%	5.7%	561,687	6.4%	$24.50	1
2029	16,587	4.1%	9.9%	404,380	4.6%	$24.38	2
2030	0	0.0%	9.9%	0	0.0%	$0.00	0
2031	127,963	32.0%	41.8%	3,178,585	36.3%	$24.84	6
2032	78,991	19.7%	61.6%	1,813,100	20.7%	$22.95	3
2033	22,926	5.7%	67.3%	447,156	5.1%	$19.50	1
2034	0	0.0%	67.3%	0	0.0%	$0.00	0
2035	35,926	9.0%	76.3%	1,005,928	11.5%	$28.00	1
2036 & Beyond	45,852	11.5%	87.7%	1,352,634	15.4%	$29.50	1
Vacant	49,027	12.3%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	400,198	100.0%		$8,763,470	100.0%	$24.95	15
(1)	Based on the underwritten rent roll dated February 1, 2026. Certain tenants may have termination or contraction options that are not taken into account in the Lease Rollover Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

134

Office – CBD 1000 North West Street Wilmington, DE 19801	Collateral Asset Summary – Loan No. 10 Brandywine Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 64.9% 1.82x 14.3%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Brandywine Building Property:

Cash Flow Analysis(1)
	2022	2023	2024	TTM 12/31/2025	UW(2)	UW PSF
Base Rent	$5,774,180	$6,326,481	$7,366,840	$6,757,651	$8,763,470	$21.90
Credit Rent Steps	0	0	0	0	$27,812	$0.07
Rent Steps	0	0	0	0	124,220	$0.31
Value of Vacant Space	0	0	0	0	$1,354,009	$3.38
Gross Potential Rent	$5,774,180	$6,326,481	$7,366,840	$6,757,651	$10,269,510	$25.66
Recoveries	344,304	436,878	691,736	877,575	759,517	$1.90
Other Income	383,329	201,357	203,125	123,062	0	$0.00
Vacancy	0	0	0	0	(1,354,009)	($3.38)
Abatements	(1,270,786)	(385,157)	(1,104,793)	(472,961)	0	$0.00
Effective Gross Income	5,231,027	6,579,559	7,156,908	$7,285,327	$9,675,018	$24.18

Real Estate Taxes	1,264,633	1,294,356	1,310,492	$1,052,280	$784,332	$1.96
Insurance	60,351	41,494	43,780	$45,845	$48,158	$0.12
Management	193,874	187,922	247,851	$228,443	$290,251	$0.73
Other Operating Expenses	2,403,064	2,832,568	2,964,742	$2,465,259	$2,698,319	$6.74
Total Expenses	3,921,922	4,356,340	4,566,865	3,791,827	3,821,059	$9.55

Net Operating Income(2)	$1,309,106	$2,223,220	$2,590,043	$3,493,501	$5,853,959	$14.63
TI/LC	0	0	0	0	$600,297	$1.50
Replacement Reserves	0	0	0	0	100,050	$0.25
Net Cash Flow	$1,309,106	$2,223,220	$2,590,043	$3,493,501	$5,153,613	$12.88

Occupancy %	65.1%	76.3%	77.0%	87.7%(1)	86.8%(3)
NCF DSCR	0.46x	0.79x	0.92x	1.24x	1.82x
NOI Debt Yield	3.2%	5.4%	6.3%	8.5%	14.3%
(1)	Based on the underwritten rent roll dated February 1, 2026.
(2)	The increase from TTM 12/31/2025 Base Rent and Net Operating Income to UW Base Rent and Net Operating Income is due to recent leasing (BPG Real Estate Services LLC (a borrower affiliate), Corteva, Cross River Savings Bank, McDermott Will & Emery LLP) totaling $2,623,861 in base rent.
(3)	Based on the underwritten economic occupancy.

Appraisal. According to the appraisal, the Brandywine Building Property had an “as-is (EA inclusive of leasing reserves)” appraised value of $63,200,000, as of January 7, 2026. The “as-is” appraised value is $56,800,000.

Brandywine Building Appraised Value(1)
Property	Value	Capitalization Rate
Brandywine Building	$63,200,000	9.00%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental site assessment report dated February 4, 2026, there was no evidence of any recognized environmental conditions at the Brandywine Building Property.

The Market. The Brandywine Building Property is located at 1000 North West Street in Wilmington, Delaware, within the Wilmington Central Business District (CBD), the primary commercial and governmental center of the State of Delaware. The Brandywine Building Property is situated within a dense, urban office environment that includes high-rise office buildings, major financial and professional services users, and a growing mix of residential and mixed-use redevelopment, supported by national and regional tenants as well as significant governmental and institutional occupiers. Nearby institutions include state and federal courts, financial services firms, and major corporate offices, with additional residential density emerging through office-to-residential conversion projects in the CBD. The Brandywine Building Property also benefits from proximity to Rodney Square and the Brandywine River corridor, which enhance visibility,

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

135

Office – CBD 1000 North West Street Wilmington, DE 19801	Collateral Asset Summary – Loan No. 10 Brandywine Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 64.9% 1.82x 14.3%

pedestrian activity, and overall urban vitality. Regional access is strong, with immediate access to Interstate 95 and proximity to Amtrak and SEPTA rail service, providing connectivity to Philadelphia, Baltimore, New York City, and the broader Northeast Corridor.

According to the appraisal, the Brandywine Building is located within the Philadelphia metropolitan office market and the Wilmington CBD office submarket. As of the third quarter of 2025, the Wilmington CBD office submarket reported an occupancy rate of 89.9%, compared with an 89.1% occupancy rate for the broader Philadelphia metropolitan office market. Asking office rents within the Wilmington CBD averaged $26.98 per SF (gross), compared with $28.63 per SF for the overall Philadelphia market, with rent levels supported by a tenant base anchored by legal, financial services, healthcare, and government users. Within the Brandywine Building Property’s direct competitive set of nearby Class A and Class B office properties, vacancy was higher at approximately 17.8%, reflecting continued softness among older or less-amenitized assets. The borrower sponsor owns nearby buildings that are included in the Brandywine Building Property’s competitive set.

The table below presents certain information relating to office leases comparable to those at the Brandywine Building Property identified by the appraisal:

Comparable Office Leases(1)
Property Name/Location	Year Built/ Renovated	Total GLA (SF)	Tenant	Tenant Size (SF)	Lease Start Date	Lease Term (years)	Annual Rent PSF
Brandywine Building(2) Wilmington, DE	1969 / 2000	400,198	Corteva	45,852	Jan-26	10.4	$29.50
1105 North Market Street(3) Wilmington, DE	1970 / NAP	167,694	Baker Tilly	5,986	Dec-24	3.0	$24.00
500 Delaware Avenue(3) Wilmington, DE	2006 / NAP	371,222	Quinn Emanuel	5,389	Jan-24	2.1	$36.00
600 North King Street Wilmington, DE	1984 / NAP	162,212	Fidelity National Title Insurance Company	2,157	Oct-24	3.0	$27.00
1313 North Market Street Wilmington, DE	1982 / NAP	505,000	Potter Anderson & Corroon LLP	82,857	Jun-28	13.0	$30.00
1201 North Market Street Wilmington, DE	1988 / NAP	441,341	Bloomberg	2,341	May-25	5.5	$29.50
One Rodney Square Wilmington, DE	1989 / NAP	203,088	Richards Layton Finger	133,714	Apr-23	15.8	$25.00
123 South Justison Street Wilmington, DE	2010 / NAP	161,263	Obermayer Rebmann Maxwell & Hippell	1,937	Mar-23	5.0	$31.00
(1)	Source: Appraisal.
(2)	Based on underwritten rent roll as of February 1, 2026.
(3)	Owned by the borrower sponsor.

The Borrower and the Borrower Sponsors. The borrower is Office Partners XIX Brandywine LLC, a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Brandywine Building Mortgage Loan.

The borrower sponsors and non-recourse carveout guarantors are Christopher F. Buccini, Robert E. Buccini and David B. Pollin. Christopher F. Buccini, Robert E. Buccini and David B. Pollin founded the Buccini Pollin Group (“BPG”). BPG is a privately held, integrated real estate acquisition, development, and management company co-headquartered in Chevy Chase, Maryland and Wilmington, Delaware. Since 1993, BPG has developed and acquired hotel, office, residential, retail, and parking properties throughout the United States. BPG’s portfolio of assets includes 47 hotels, 7 million square feet of office and retail space, 17 major residential communities, and multiple entertainment venues including Subaru Park, home of the Philadelphia Union Major League Soccer team, and the Chase Fieldhouse, home of the 76ers G-League affiliate, the Delaware Blue Coats.

Property Management. The Brandywine Building Property is currently managed by BPG Real Estate Services LLC, a borrower sponsor affiliated management company.

Initial and Ongoing Reserves. At origination, the borrower deposited into escrow approximately $3,176,607 for capital expenditures (of which $1,000,000 may be used for capital improvements work at a garage owned by an affiliate of the borrower at which the borrower leases parking spaces used for the Brandywine Building Property, which work is required under the Corteva lease; provided that a side

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

136

Office – CBD 1000 North West Street Wilmington, DE 19801	Collateral Asset Summary – Loan No. 10 Brandywine Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 64.9% 1.82x 14.3%

letter must be signed between the borrower and the owner of such garage before such funds are released), approximately $2,744,212 for outstanding tenant improvements and/or leasing commissions for five tenants (including $2,292,600 for BPG Real Estate Services, LLC, a borrower-affiliated tenant and the property manager for the Brandywine Building Property), approximately $670,604 for free or abated rent, approximately $303,058 for real estate taxes and approximately $59,188 for immediate repairs.

Tax Escrows – On a monthly basis, the borrower is required to escrow 1/12th of the annual estimated tax payments payable during the next ensuing 12 months (initially approximately $42,649).

Insurance Escrows – On a monthly basis, except if the Brandywine Building Property is insured under an acceptable blanket policy, the borrower is required to deposit into an insurance reserve an amount equal to 1/12th of the insurance premiums that the lender reasonably estimates will be payable for the renewal of the coverage afforded by the policies upon the expiration thereof. As of the origination date of the Brandywine Building Mortgage Loan, an acceptable blanket policy was in place.

Replacement Reserves – On a monthly basis, the borrower is required to deposit approximately $8,340 into a reserve for capital expenditures.

TI/LC Reserve – On a monthly basis, the borrower is required to deposit approximately $50,037 into a reserve for future tenant improvements and leasing commissions.

Lockbox / Cash Management. The Brandywine Building Mortgage Loan is structured with a hard lockbox and springing cash management. The borrower is required to direct the tenants to pay rent directly into the lockbox account, and the borrower and the property manager are required to deposit any rents otherwise received into such account within one business day after receipt. So long as no Trigger Period is continuing, the amounts on deposit in the lockbox account will be swept to the borrower’s operating account. During the continuance of a Trigger Period, sums on deposit in the lockbox account are required to be transferred on a daily basis to a cash management account controlled by the lender, at a financial institution selected by the lender (and the borrower is required to cooperate with the lender and the cash management bank in the establishment of such account). Funds swept to the cash management account are required to be applied to payment of all monthly amounts due under the Brandywine Building Mortgage Loan documents (including, without limitation, tax and insurance reserves, debt service and other required reserves) and budgeted property operating expenses and approved extraordinary expenses, with any excess funds being deposited into a lease sweep reserve if a Lease Sweep Event (as defined below) is continuing or if a Lease Sweep Event is not then continuing, being deposited into a cash collateral account to be held by lender as additional collateral for the Brandywine Building Mortgage Loan during such Trigger Period. During an event of default under the Brandywine Building Mortgage Loan documents, all sums received from the Brandywine Building Property and all funds reserved with the lender may be applied to amounts owed under any of the Brandywine Building Mortgage Loan documents in such amounts, order and manner as the lender elects in its sole discretion.

A “Trigger Period” means a period: (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio falling below 1.35x for any calendar quarter (a “Low DSCR Period”), provided that the borrower may avoid a Low DSCR Period by depositing with the lender either cash or a letter of credit in an amount which, if replied to reduce the outstanding principal balance of the Brandywine Building Mortgage Loan, would cause the debt service coverage ratio to be greater than or equal to 1.35x (which cash deposit or letter of credit must be increased if the amount thereof would be insufficient to avoid a Low DSCR Period for any subsequent calendar quarter and the borrower wishes to continue to avoid a Low DSCR Period), (iii) if the property manager is a borrower or guarantor affiliate, certain bankruptcy or insolvency events of the property manager, (iv) certain bankruptcy or insolvency events of the borrower or the guarantor, or (v) a Lease Sweep Period, and (B) expiring upon, with regard to any Trigger Period commenced in connection with (v) clause (i) above, the cure (if applicable) of such event of default has been accepted by the lender, (w) a Low DSCR Period, the Brandywine Building Mortgage Loan achieving a debt service coverage ratio of 1.35x or greater, (x) clause (iii) above, if the manager is replaced by an unaffiliated manager approved by the lender, (y) clause (iv) above, if the bankruptcy or insolvency event was involuntary, upon the same being discharged or dismissed within 30 days of filing or (z) clause (v) above, the Lease Sweep Period ceasing to exist.

A “Lease Sweep Period” will commence upon (a) the earlier of (i) the date that is twelve months prior to the expiration of a Sweep Lease (as defined below) or (ii) upon the date required under the Sweep Lease by which the Sweep Tenant (as defined below) is required to give notice of its exercise of a renewal option thereunder (and has not done so); (b) upon the early termination, early cancellation or early surrender of a Sweep Lease or upon the borrower’s receipt of notice by a Sweep Tenant of its intent to effect an early termination, early cancellation or early surrender of its Sweep Lease; (c) if a Sweep Tenant (other than a tenant of a borrower affiliated lease) discontinues its business at the Brandywine Building Property (i.e., “goes dark”) in 25% or more of its space at the Brandywine Building Property; (d) upon a default under a Sweep Lease by a Sweep Tenant beyond any applicable notice and cure period, or (e) upon a bankruptcy or

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

137

Office – CBD 1000 North West Street Wilmington, DE 19801	Collateral Asset Summary – Loan No. 10 Brandywine Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$41,000,000 64.9% 1.82x 14.3%

insolvency proceeding of a Sweep Tenant or its parent or lease guarantor. Notwithstanding the foregoing, provided, that no other Lease Sweep Periods have occurred and are continuing with respect to the applicable Sweep Lease, a Lease Sweep Period will not occur solely in the event CitiCredit fails to renew its lease for Suite 400 or if DCPF exercises an early termination option with respect to not more than one suite.

A Lease Sweep Period will end (A) in the case of clauses (a) through (d) above, if at least 75% of the space demised under the Sweep Lease has been re-tenanted pursuant to one or more “qualified leases” as defined in the Brandywine Building Mortgage Loan documents and, in the lender’s judgment, sufficient funds have been accumulated in the lease sweep reserve to cover all anticipated tenant improvement and leasing commissions and free and/or abated rent in connection therewith (the “Lease Sweep Re-tenanting Costs”) and any debt service and operating shortfalls relating to the delay in the commencement of full rent payments, (B) in the case of clause (a) above, the applicable Sweep Lease has been renewed and sufficient funds have been accumulated in the lease sweep reserve to cover Lease Sweep Retenanting Costs, (C) in the case of clause (b) above, if the termination option is not validly exercised or is validly and irrevocably waived by the tenant, (D) in the case of clause (d) above, if the default has been cured and no other default occurs under the Sweep Lease for a period of six months following such cure, and (E) in the case of clause (e) above, if the applicable bankruptcy or insolvency proceeding has terminated and the applicable Sweep Lease, and any guaranty thereof, has been affirmed or assumed without modification pursuant to a final nonappealable order of the bankruptcy court, all defaults under the Sweep Lease are cured and the Sweep Tenant is paying full, unabated rent, and adequate assurance of future performance under the Sweep Lease and any guaranty has been provided. A Lease Sweep Period under any clause above will also cease on the date on which the following amounts have accumulated in the lease sweep reserve: (x) $75 per SF of the space rented under the Sweep Lease, unless (y) the Sweep Lease space has been leased pursuant to one or more leases which in the aggregate require Lease Sweep Re-tenanting Costs which exceed such amount, in which case the Lease Sweep Period will continue until the borrower satisfies clause (A) above.

A “Sweep Lease” means the DCPF lease, each of the leases with CitiCredit and BPG Real Estate Services LLC lease demising the 17th and 18th floors and any replacement lease that individually or taken together with any other lease with the same tenant or its affiliates covers a majority of the space currently demised under any of the foregoing leases.

A “Sweep Tenant” means any tenant under a Sweep Lease.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

138

Office – Various Various Various, Various	Collateral Asset Summary – Loan No. 11 REVA Portfolio 2.0	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 52.3% 1.94x 16.1%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype(4):	Office - Various
Borrower Sponsor(s):	Stevens M. Sadler and RE Gain Investment Fund, LLC	Collateral:	Fee
Borrower(s)(1):	Various	Location(4):	Various, Various
Original Balance:	$40,000,000	Year Built / Renovated(4):	Various / Various
Cut-off Date Balance:	$40,000,000	Property Management:	RE Gain Investment Fund, LLC
% by Initial UPB:	3.3%	Size:	471,936 SF
Interest Rate:	6.65000%	Appraised Value / Per SF:	$76,500,000 / $162
Note Date:	February 11, 2026	Appraisal Date(5):	Various
Original Term:	60 months	Occupancy(6):	89.9% (as of Various)
Amortization:	Amortizing Balloon	UW Economic Occupancy:	91.2%
Original Amortization:	360 months	Underwritten NOI(7):	$6,432,067
Interest Only Period:	None	Underwritten NCF:	$5,968,659
First Payment Date:	April 6, 2026
Maturity Date:	March 6, 2031	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(7):	$5,396,317 (TTM December 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$4,477,402
Call Protection:	L(24),D(31),O(5)	2023 NOI:	$5,434,589
Lockbox / Cash Management:	Springing / Springing	2022 NOI:	$5,287,337

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$85
Taxes:	$158,294	$79,147	NAP	Maturity Date Loan / SF:	$80
Insurance(2):	$0	Springing	NAP	Cut-off Date LTV:	52.3%
Replacement Reserves:	$0	$13,617	NAP	Maturity Date LTV:	49.3%
TI / LC:	$1,000,000	$47,194	$2,500,000	UW NOI DY:	16.1%
Deferred Maintenance:	$89,125	$0	NAP	UW NCF DSCR:	1.94x
Other(3):	$4,258,884	$0	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$40,000,000	100.0%	Loan Payoff	$24,429,437	61.1%
			Borrower Sponsor Equity	8,734,754	21.8
			Upfront Reserves	5,506,303	13.8
			Closing Costs	1,329,506	3.3
Total Sources	$40,000,000	100.0%	Total Uses	$40,000,000	100.0%
(1)	The borrowers are Wise GSA Springs, LLC, REVA Kay Tampa IBC 1, LLC, REVA Kay Shannon Oaks, LLC, Tampa UBC Springs, LLC, AAA Texas Springs, LLC, Texas GSA Medical Springs, LLC and Carrier Springs, LLC.
(2)	At the option of the lender, if the liability or casualty policy maintained by the borrower is not an approved blanket or umbrella policy, or if the lender requires the borrower to obtain a separate policy, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount that will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies. At origination, a blanket policy was in place.
(3)	Initial other reserves are comprised of a $4,258,884 unfunded obligations reserve for tenant improvement allowances.
(4)	See “Portfolio Summary” below.
(5)	Appraisal Dates are between October 28, 2025 and January 15, 2026.
(6)	Occupancy is based on the underwritten rent rolls dated between January 31, 2026 and March 6, 2026.
(7)	The increase from Most Recent NOI to Underwritten NOI is primarily attributable to four new leases executed from September 2025 to January 2026 which account for $1,445,541 of underwritten base rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

139

Office – Various Various Various, Various	Collateral Asset Summary – Loan No. 11 REVA Portfolio 2.0	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 52.3% 1.94x 16.1%
Portfolio Summary
Property Name	Property Subtype(1)	Location(1)	Year Built / Renovated(1)	Sq. Ft.(2)	Occupancy(2)	Allocated Cut-off Date Balance	% of Allocated Cut-off Date Balance	Appraised Value(1)	U/W NOI(2)	% of U/W NOI(2)
UBC (I,II&IV)	Suburban	Tampa, FL	1996, 2002 / 2022, 2024, 2025	146,316	87.6%	$11,350,000	28.4%	$17,100,000	$1,811,434	28.2%
Carrier	Suburban	Bradenton, FL	2004 / NAP	106,790	100.0%	$10,450,000	26.1%	$22,500,000	$1,617,869	25.2%
Shannon Oaks	Suburban	Cary, NC	1998 / NAP	55,851	76.3%	$5,100,000	12.8%	$8,400,000	$704,313	11.0%
TIBC 1 (A&C)	Suburban	Tampa, FL	1982, 1986 / NAP	50,018	100.0%	$4,700,000	11.8%	$7,000,000	$963,643	15.0%
TX GSA Medical	Medical	Lufkin, TX	2009 / NAP	46,059	100.0%	$4,100,000	10.3%	$10,100,000	$639,314	9.9%
AAA Texas	Suburban	Amarillo, TX	2007 / NAP	29,747	100.0%	$2,200,000	5.5%	$5,800,000	$344,749	5.4%
WISE GSA	Suburban	Wise, VA	1972 / 2019	37,155	55.9%	$2,100,000	5.3%	$5,600,000	$350,745	5.5%
Total / Wtd. Avg.				471,936	89.9%	$40,000,000	100.0%	$76,500,000	$6,432,067	100.0%

(1)	Source: Appraisals.
(2)	Based on the underwritten rent rolls dated between January 31, 2026 and March 6, 2026.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

140

Office – Various Various Various, Various	Collateral Asset Summary – Loan No. 11 REVA Portfolio 2.0	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 52.3% 1.94x 16.1%

The following table presents certain information relating to the largest tenants by underwritten base rent at the REVA Portfolio 2.0 properties:

Tenant Summary(1)
Tenant	Property	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Portfolio Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Portfolio U/W Base Rent	Lease Expiration	Term. Option (Y/N)	Renewal Option
Walter Kiddie Portable Equipment Inc.	Carrier	NR/NR/NR	106,790	22.6%	$1,617,869	$15.15	21.0%	12/31/2033	Y(3)	N
Eagle Analytical Services, Inc.	UBC (I,II&IV)	NR/NR/NR	48,090	10.2%	916,595	$19.06	11.9%	6/30/2031	N	2 x 5 yr
Sypris Electronics, LLC	UBC (I,II&IV)	NR/NR/NR	49,386	10.5%	786,588	$15.93	10.2%	12/31/2027	N	2 x 5 yr
GSA	TX GSA Medical	Aa1/AA+/AA+	46,059	9.8%	747,976	$16.24	9.7%	7/31/2029	N	N
Centene Management Company LLC(4)	TIBC 1 (A&C)	NR/NR/NR	35,200	7.5%	738,949	$20.99	9.6%	11/30/2028	N	1 x 5 yr
State of Texas	AAA Texas	NR/NR/NR	29,747	6.3%	569,262	$19.14	7.4%	9/30/2028	Y(5)	3 x 5 yr
Hillsborough County	UBC (I,II&IV)	NR/NR/NR	22,625	4.8%	477,840	$21.12	6.2%	9/30/2032	Y(6)	N
Colliers Engineering(7)	TIBC 1 (A&C)	NR/NR/NR	14,818	3.1%	381,564	$25.75	5.0%	12/5/2032	N	N
J & J Editorial, LLC	Shannon Oaks	NR/NR/NR	11,953	2.5%	304,921	$25.51	4.0%	6/30/2026	N	1 x 5 yr
Blush Cowork, L.L.C.	Shannon Oaks	NR/NR/NR	11,162	2.4%	284,966	$25.53	3.7%	6/30/2027	N	1 x 5 yr
Largest Tenants			375,830	79.6%	$6,826,530	$18.16	88.6%
Remaining Occupied			48,232	10.2%	876,830	$18.18	11.4%
Total Occupied			424,062	89.9%	$7,703,360	$18.17	100.0%
Vacant			47,874	10.1%
Total			471,936	100.0%

(1)	Based on the underwritten rent rolls dated between January 31, 2026 and March 6, 2026 and inclusive of $54,142 of straight line rent steps and $114,713 of contractual rent steps through January 1, 2027.
(2)	Certain ratings are those of the parent company, whether or not the parent guarantees the lease.
(3)	Walter Kiddie Portable Equipment Inc. has the option to terminate its lease effective as of December 31, 2031, provided it gives 12 months prior written notice and pays an early termination fee.
(4)	Centene Management Company LLC has been at the TIBC 1 (A&C) property since 2017 through November 2028. Per the appraiser, the premises have not been physically occupied by the tenant since the COVID-19 pandemic; however, the tenant continues to honor its lease obligations.
(5)	State of Texas, has the option to terminate its lease if (i) the legislative or executive branch do not allocate funding for the lease or the agency ceases to exist as a result of the legislative sunset review process and (ii) no other State of Texas entity can occupy the space.
(6)	Hillsborough County has the option to terminate its lease effective at any time after October 1, 2029 until September 30, 2032, provided it gives 12 months prior written notice and pays an early termination fee.
(7)	Colliers Engineering is currently in the process of building out its space with rent commencing after the buildout is complete. Colliers Engineering has two months of abated rent totaling $30,870.83 for the first two months of its lease along with a TI Allowance of $740,900. $864,384.00 of unfunded obligations was reserved at closing for Colliers Engineering.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

141

Office – Various Various Various, Various	Collateral Asset Summary – Loan No. 11 REVA Portfolio 2.0	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 52.3% 1.94x 16.1%

The following table presents certain information relating to the lease rollover schedule at the REVA Portfolio 2.0 properties based on initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026	14,136	3.0%	3.0%	$365,468	4.7%	$25.85	2
2027(3)	70,886	15.0%	18.0%	$1,309,800	17.0%	$18.48	4
2028	64,947	13.8%	31.8%	$1,308,211	17.0%	$20.14	2
2029	67,938	14.4%	46.2%	$1,042,177	13.5%	$15.34	3
2030(4)	0	0.0%	46.2%	$0	0.0%	$0.00	0
2031	51,452	10.9%	57.1%	$1,006,630	13.1%	$19.56	2
2032	37,443	7.9%	65.0%	$859,404	11.2%	$22.95	2
2033	106,790	22.6%	87.6%	$1,617,869	21.0%	$15.15	1
2034	8,000	1.7%	89.3%	$159,760	2.1%	$19.97	1
2035	0	0.0%	89.3%	$0	0.0%	$0.00	0
2036 & Thereafter	2,470	0.5%	89.9%	$34,042	0.4%	$13.78	1
Vacant	47,874	10.1%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	471,936	100.0%		$7,703,360	100.0%	$18.17	18

(1)	Based on the underwritten rent rolls dated between January 31, 2026 and March 6, 2026 and inclusive of $54,142 of straight line rent steps and $114,713 of contractual rent steps through January 1, 2027.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

142

Office – Various Various Various, Various	Collateral Asset Summary – Loan No. 11 REVA Portfolio 2.0	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 52.3% 1.94x 16.1%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the REVA Portfolio 2.0 properties:

Cash Flow Analysis(1)
	2022	2023	2024	TTM 12/31/2025(2)	U/W(2)	U/W Per SF
Base Rent	$6,737,252	$6,846,489	$6,255,437	$6,673,488	$7,534,505	$15.97
Contractual Rent Steps(3)	0	0	0	0	168,855	$0.36
Potential Income from Vacant Space	0	0	0	0	873,018	$1.85
Gross Potential Rent	$6,737,252	$6,846,489	$6,255,437	$6,673,488	$8,576,378	$18.17
Reimbursements	775,531	1,194,671	846,087	1,395,243	1,427,096	$3.02
Total Gross Income	$7,512,782	$8,041,160	$7,101,524	$8,068,731	$10,003,474	$21.20
(Vacancy / Credit Loss)	0	0	0	0	(873,018)	-$1.85
Effective Gross Income	$7,512,782	$8,041,160	$7,101,524	$8,068,731	$9,130,456	$19.35

Management Fee	225,383	241,235	213,046	242,062	273,914	$0.58
Real Estate Taxes	1,065,398	1,051,811	1,002,745	1,018,701	1,019,220	$2.16
Insurance	146,855	211,242	204,350	234,486	228,090	$0.48
Repairs & Maintenance	310,779	382,405	419,665	437,166	437,166	$0.93
Utilities	154,615	217,213	185,421	291,851	291,851	$0.62
Other Expenses(4)	322,416	502,665	598,895	448,148	448,148	$0.95
Total Expenses	$2,225,445	$2,606,571	$2,624,122	$2,672,414	$2,698,389	$5.72

Net Operating Income	$5,287,337	$5,434,589	$4,477,402	$5,396,317	$6,432,067	$13.63
Replacement Reserves	0	0	0	0	163,408	$0.35
Normalized TI/LC	0	0	0	0	300,000	$0.64
Net Cash Flow	$5,287,337	$5,434,589	$4,477,402	$5,396,317	$5,968,659	$12.65

Occupancy (%)	87.1%	87.0%	79.1%	80.7%	91.2%(5)
NCF DSCR	1.72x	1.76x	1.45x	1.75x	1.94x
NOI Debt Yield	13.2%	13.6%	11.2%	13.5%	16.1%

(1)	Based on the underwritten rent roll dated between January 31, 2026 and March 6, 2026.
(2)	The increase from TTM 12/31/2025 Base Rent and Net Operating Income to U/W Base Rent and Net Operating Income is primarily attributable to four new leases executed from September 2025 to January 2026 which account for $1,445,541 of underwritten base rent.
(3)	Contractual Rent Steps are inclusive of $54,142 of straight-line rent steps and $114,713 of contractual rent steps through January 1, 2027.
(4)	Other Expenses include contract services and general and administrative expenses.
(5)	Represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

143

Office – Various Various Various, Various	Collateral Asset Summary – Loan No. 11 REVA Portfolio 2.0	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 52.3% 1.94x 16.1%

Appraisal. According to the appraisal, the REVA Portfolio 2.0 properties had an aggregate “as-is” appraised value of $76,500,000 as of the appraisals dated between October 28, 2025 and January 15, 2026, as shown in the table below.

REVA Portfolio 2.0 Appraised Value(1)
Property	Value	Capitalization Rate
Carrier	$22,500,000	8.25%
UBC (I,II&IV)	$17,100,000	8.75%
TX GSA Medical	$10,100,000	7.25%
Shannon Oaks	$8,400,000	8.50%
TIBC 1 (A&C)	$7,000,000	8.75%
AAA Texas	$5,800,000	6.50%
WISE GSA	$5,600,000	7.75%
Wtd. Avg./Total	$76,500,000	8.13%

(1)	Source: Appraisals.

The following table presents information relating to submarkets for the REVA Portfolio 2.0 properties:

REVA Portfolio 2.0 Submarkets
Property Name	Submarket(1)	NRA (Sq. Ft.)(2)	% of Total Portfolio NRA	Submarket Vacancy(1)	Submarket Rent per Sq. Ft(1)	Appraiser Concluded Market Rent per Sq. Ft(1)	U/W In-Place Base Rent per Sq. Ft.(2)	In-Place Vacancy(2)
UBC (I,II&IV)	Northeast Tampa	146,316	31.0%	14.1%	$23.46	$20.00	$18.27	12.4%
Carrier	Manatee Outlying	106,790	22.6%	6.1%	$24.72	$27.00	$15.15	0.0%
Shannon Oaks	Cary	55,851	11.8%	10.7%	$27.66	$26.00	$25.25	23.7%
TIBC 1 (A&C)	Northwest Tampa	50,018	10.6%	10.4%	$23.29	$25.00	$22.40	0.0%
TX GSA Medical	Tyler MSA	46,059	9.8%	4.7%	$17.74	$21.25	$16.24	0.0%
WISE GSA	Kingsport	37,155	7.9%	3.5%	$14.38	$18.54	$11.16	44.1%
AAA Texas	Amarillo MSA	29,747	6.3%	4.6%	$16.27	$19.25	$19.14	0.0%
Total / Wtd. Avg. (based on ALA)		471,936	100.0%	9.1%	$22.85	$23.19	$18.30	8.9%

(1)	Source: Appraisals.
(2)	Based on the underwritten rent rolls dated between January 31, 2026 and March 6, 2026.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

144

Multifamily – Garden 4430 Brookline Court Indianapolis, IN 46220	Collateral Asset Summary – Loan No. 12 Williamsburg North	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,500,000 63.2% 1.37x 9.1%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily - Garden
Borrower Sponsor(s):	Yitzchok Moller and Shlomo Schwartz	Collateral:	Fee
Borrower(s):	Williamsburg North 2017 LLC	Location:	Indianapolis, IN
Original Balance:	$37,500,000	Year Built / Renovated:	1966 / 2024
Cut-off Date Balance:	$37,500,000	Property Management:	Chelsea Management, LLC
% by Initial UPB:	3.1%	Size:	318 Units
Interest Rate:	6.33000%	Appraised Value / Per Unit:	$59,300,000 / $186,478
Note Date:	February 6, 2026	Appraisal Date:	January 13, 2026
Original Term:	60 months	Occupancy:	92.1% (as of December 30, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	92.9%
Original Amortization:	NAP	Underwritten NOI(2):	$3,408,269
Interest Only Period:	60 months	Underwritten NCF:	$3,309,053
First Payment Date:	March 6, 2026
Maturity Date:	February 6, 2031	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(2):	$2,708,564 (TTM December 31, 2025)
Additional Debt Balance:	NAP	2024 NOI(3):	NAV
Call Protection:	L(25),D(28),O(7)	2023 NOI(3):	NAV
Lockbox / Cash Management:	Springing / Springing	2022 NOI(3):	NAV

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$117,925
Taxes:	$167,712	$27,952	NAP	Maturity Date Loan / Unit:	$117,925
Insurance:	$116,334	$19,389	NAP	Cut-off Date LTV:	63.2%
Replacement Reserves:	$0	$8,268	NAP	Maturity Date LTV:	63.2%
Deferred Maintenance:	$24,375	$0	NAP	UW NOI DY:	9.1%
Other Reserves(1):	$1,393,750	$0	NAP	UW NCF DSCR:	1.37x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$37,500,000	100.0%	Loan Payoff	$32,612,374	87.0%
			Sponsor Equity	2,828,813	7.5
			Upfront Reserves	1,702,171	4.5
			Closing Costs	356,643	1.0
Total Sources	$37,500,000	100.0%	Total Uses	$37,500,000	100.0%
(1)	Other Reserves are comprised of (i) an initial capital expenditures reserve of $1,250,000 and (ii) an initial radon reserve of $143,750. See “Description of the Mortgage Loans—Environmental Considerations” in the Preliminary Prospectus.
(2)	The increase from Most Recent NOI to Underwritten NOI is primarily attributable to ramp up after the Williamsburg North property was renovated in 2024.
(3)	2022 NOI, 2023 NOI, and 2024 NOI Information are not available because the Williamsburg North property was renovated in 2024.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

145

Multifamily – Garden 4430 Brookline Court Indianapolis, IN 46220	Collateral Asset Summary – Loan No. 12 Williamsburg North	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,500,000 63.2% 1.37x 9.1%

The following table presents certain information relating to the unit mix at the Williamsburg North property:

Unit Mix(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (SF)	Average Monthly Rental Rate	Average Monthly Market Rent Per Unit
1BR/1BA - Non-Renovated	47	14.8%	44	93.6%	787	$951	$972
1BR/1BA - Renovated	9	2.8%	6	66.7%	787	$1,075	$972
2BR/1.5BA - Non-Renovated	66	20.8%	61	92.4%	1,046	$1,073	$1,073
2BR/1.5BA - Renovated	17	5.3%	16	94.1%	1,046	$1,081	$1,073
2BR/2BA - Non-Renovated	57	17.9%	52	91.2%	1,136	$1,209	$1,283
2BR/2BA - Renovated	22	6.9%	19	86.4%	1,136	$1,508	$1,283
3BR/1.5BA - Non-Renovated	42	13.2%	42	100.0%	1,309	$1,508	$1,655
3BR/1.5BA - Renovated	30	9.4%	28	93.3%	1,288	$1,864	$1,655
4BR/2BA - Non-Renovated	13	4.1%	13	100.0%	1,520	$1,754	$1,871
4BR/2BA - Renovated	15	4.7%	12	80.0%	1,520	$2,004	$1,871
Total/Wtd. Avg.	318	100.0%	293	92.1%	1,122	$1,314	$1,309
(1)	Based on the underwritten rent roll dated December 30, 2025. Average Monthly Rental Rate is based on occupied units.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

146

Multifamily – Garden 4430 Brookline Court Indianapolis, IN 46220	Collateral Asset Summary – Loan No. 12 Williamsburg North	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,500,000 63.2% 1.37x 9.1%

The following table presents certain information relating to the historical operating performance and underwritten net cash flow at the Williamsburg North property:

Cash Flow Analysis(1)
	12/31/2025(2)	U/W(2)	U/W Per Unit
Base Rent	$4,178,025	$4,619,592	$14,527
Other Income (subject to vac. - Sched A)	337,528	330,425	$1,039
Potential Income from Vacant Units	0	377,484	$1,187
Gross Potential Income	$4,515,553	$5,327,501	$16,753
Other Income	507,668	337,505	$1,061
Net Rental Income	$5,023,222	$5,665,006	$17,814
(Vacancy / Credit Loss)	($339,166)	($377,484)	($1,187)
Total Effective Gross Income	$4,684,056	$5,287,522	$16,627

Real Estate Taxes	319,451	361,950	$1,138
Insurance	220,000	221,588	$697
Management Fee	140,522	158,626	$499
Utilities	411,256	440,000	$1,384
Other Expenses(3)	884,263	697,089	$2,192
Total Expenses	$1,975,492	$1,879,253	$5,910

Net Operating Income	$2,708,564	$3,408,269	$10,718
Replacement Reserves - Residential	0	99,216	$312
Net Cash Flow	$2,708,564	$3,309,053	$10,406

Occupancy	92.1%(4)	92.9%(5)
NCF DSCR	1.13x	1.37x
NOI Debt Yield	7.2%	9.1%
(1)	Historical financial information is not available as the Williamsburg North property was renovated in 2024.
(2)	The increase from 12/31/2025 Net Operating Income to U/W Net Operating Income is primarily attributable to ramp up after the Williamsburg North property was renovated in 2024.
(3)	Other Expenses include payroll and benefits, grounds / landscaping, contract services, general operating expenses, repairs and maintenance, advertising and marketing, and legal and professional.
(4)	Represents most recent occupancy as of the underwritten rent roll dated December 30, 2025.
(5)	Represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

147

Multifamily – Garden 4430 Brookline Court Indianapolis, IN 46220	Collateral Asset Summary – Loan No. 12 Williamsburg North	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$37,500,000 63.2% 1.37x 9.1%

The following table presents certain information relating to comparable multifamily properties to the Williamsburg North property:

Comparable Multifamily Rentals(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Number of Units	Unit Type	Average Rent Per Unit
Williamsburg North(2) 4430 Brookline Court Indianapolis, IN	-	1966 / 2024	318	1BR/1BA - Non-Renovated	$951
				1BR/1BA - Renovated	$1,075
				2BR/1.5BA - Non-Renovated	$1,073
				2BR/1.5BA - Renovated	$1,081
				2BR/2BA - Non-Renovated	$1,209
				2BR/2BA - Renovated	$1,508
				3BR/1.5BA - Non-Renovated	$1,508
				3BR/1.5BA - Renovated	$1,864
				4BR/2BA - Non-Renovated	$1,754
				4BR/2BA - Renovated	$2,004
4901 Whitton Place Indianapolis, IN	0.5 mi	1958 / 2024	241	1BR / 1BA	$1,299-1,300
				2BR / 1.5-2BA	$1,095-1,525
				3BR / 2-2.5BA	$1,575-1,750
5778 Brockton Drive Indianapolis, IN	1.7 mi	1975 / NAP	284	Studio	$949
				1BR / 1BA	$1,034-1,199
				2BR / 1-2BA	$1,084-1,549
				3BR / 1.5BA	$1,519
6724 Greenshire Drive Indianapolis, IN	1.9 mi	1974 / NAP	212	1BR / 1BA	$1,165-1,212
				2BR / 1.5-2BA	$1,472-1,647
6201 Newberry Road Indianapolis, IN	3.3 mi	1972 / 2019	384	1BR / 1BA	$870
				2BR / 2BA	$925
				3BR / 2BA	$1,263
				4BR / 2BA	$1,402
5018 Lemans Drive Indianapolis, IN	3.7 mi	1962 / 2003	398	Studio	$729
				1BR / 1BA	$919
				2 BR / 2BA	$949-1,259
				3BR / 1BA	$1,149-1,249
3775 Allerton Place Indianapolis, IN	6.2 mi	2004 / NAP	90	1BR / 1BA	$1,150
				2BR / 2BA	$1,350
				3BR / 2BA	$1,600
				4BR / 2BA	$1,850
8016 Louisville Drive Lawrence, IN	6.3 mi	1995 / NAP	134	2BR / 2BA	$1,292
				3BR / 2BA	$1,490
				4BR / 2BA	$1,636
3101 North Meridian Street Indianapolis, IN	6.7 mi	1916 / 1987	88	Studio	$1,130
				1BR / 1BA	$1,125-1,580
				2BR / 1.5BA	$1,790
				3BR / 2BA	$2,065
				4BR / 2BA	$2,435
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated December 30, 2025. Average Rent per Unit reflects the average base rent for occupied units.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

148

Office – Suburban 8151 and 8201 Peters Road and 8050 Southwest 10th Street Plantation, FL 33324	Collateral Asset Summary – Loan No. 13 Crossroads I, II, & IV	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,500,000 67.5% 1.57x 10.8%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Office – Suburban
Borrower Sponsor(s):	Vanderbilt Investment Partners, LLC and C-III Recovery Fund III TIER Holdings LLC	Collateral:	Fee
Borrower(s):	Plantation Crossroads I LLC, Plantation Crossroads II LLC and Plantation Crossroads IV LLC	Location:	Plantation, FL
Original Balance(1):	$33,500,000	Year Built / Renovated:	1999 / NAP
Cut-off Date Balance(1):	$33,500,000	Property Management:	Vanderbilt Office Properties, LLC
% by Initial UPB:	2.8%	Size:	289,582 SF
Interest Rate:	6.57100%	Appraised Value / Per SF:	$79,300,000 / $274
Note Date:	January 9, 2026	Appraisal Date:	December 3, 2025
Original Term:	60 months	Occupancy:	85.2% (as of January 5, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	85.4%
Original Amortization:	NAP	Underwritten NOI:	$5,778,478
Interest Only Period:	60 months	Underwritten NCF:	$5,599,532
First Payment Date:	March 6, 2026
Maturity Date:	February 6, 2031	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	$5,360,702 (TTM October 31, 2025)
Additional Debt Balance(1):	$20,000,000	2024 NOI:	$4,087,644
Call Protection:	L(23),YM2(30),O(7)	2023 NOI:	$3,405,233
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$4,296,160

Reserves				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$185
Taxes:	$0	$106,645	NAP	Maturity Date Loan / SF:	$185
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	67.5%
Replacement Reserves:	$0	$4,826	$217,187	Maturity Date LTV:	67.5%
TI / LC:	$2,500,000	$24,132	NAP	UW NOI DY:	10.8%
Unfunded Obligations Reserve:	$1,806,966	$0	NAP	UW NCF DSCR:	1.57x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$53,500,000	83.3%	Loan Payoff	$59,433,835	92.6%
Borrower Sponsor Equity	10,692,031	16.7	Upfront Reserves	4,306,966	6.7
			Closing Costs	451,229	0.7

Total Sources	$64,192,031	100.0%	Total Uses	$64,192,031	100.0%
(1)	The Crossroads I, II, & IV mortgage loan is part of the Crossroads I, II, & IV whole loan, which is comprised of two pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $53,500,000 (the “Crossroads I, II, & IV Whole Loan”). The Financial Information in the chart above is based on the Crossroads I, II, & IV Whole Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

149

Office – Suburban 8151 and 8201 Peters Road and 8050 Southwest 10th Street Plantation, FL 33324	Collateral Asset Summary – Loan No. 13 Crossroads I, II, & IV	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,500,000 67.5% 1.57x 10.8%

The relationship between the holders of the Crossroads I, II, & IV Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Crossroads I, II, & IV Whole Loan will be serviced pursuant to the pooling and servicing agreement for the Benchmark 2026-V21 securitization trust. See “Pooling and Servicing Agreement” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the Crossroads I, II, & IV Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$33,500,000	$33,500,000	Benchmark 2026-V21	Yes
A-2(1)	$20,000,000	$20,000,000	GSBI	No
Whole Loan	$53,500,000	$53,500,000
(1)	Expected to be contributed to one or more future securitization(s).

The following table presents certain information relating to the top ten tenants based on the underwritten base rent at the Crossroads I, II, & IV property:

Top Tenant Summary(1)
Tenant	Ratings (Moody’s/S&P/Fitch)(2)	Net Rentable Area (SF)	% of Total NRA	U/W Base Rent	UW Base Rent PSF	% of Total UW Base Rent	Lease Exp. Date	Termination Option (Y/N)	Renewal Option
Top Tenants
Tradestation Group	NR/NR/NR	48,902	16.9%	$1,247,001	$25.50	19.3%	5/31/2032	N	None
Kimley Horn & Associates(3)	NR/NR/NR	35,798	12.4%	$961,892	$26.87	14.9%	4/30/2030	Y	None
Morgan & Morgan	NR/NR/NR	32,020	11.1%	$847,249	$26.46	13.1%	12/31/2033	N	None
National Beverage Corp(4)	NR/NR/NR	25,033	8.6%	$618,816	$24.72	9.6%	9/30/2036	Y	None
Regus	NR/NR/NR	22,286	7.7%	$608,854	$27.32	9.4%	11/30/2030	N	None
Responsive Auto Insurance Co.	NR/NR/NR	14,140	4.9%	$378,811	$26.79	5.9%	4/30/2030	N	None
Hub International Midwest	NR/NR/NR	7,745	2.7%	$197,498	$25.50	3.1%	12/31/2036	N	None
AB Vista	NR/NR/NR	6,540	2.3%	$171,479	$26.22	2.7%	8/31/2030	N	None
Morritt Hock & Hamroff	NR/NR/NR	6,421	2.2%	$166,946	$26.00	2.6%	8/30/2031	N	None
Gordon & Partners	NR/NR/NR	5,745	2.0%	$157,758	$27.46	2.4%	2/28/2027	N	None
Subtotal/Wtd. Average		204,630	70.7%	$5,356,302	$26.18	82.8%
Other Tenants		41,977	14.5%	$1,113,261	$26.52	17.2%
Occupied Collateral Total		246,607	85.2%	$6,469,564	$26.23	100.0%
Vacant Space		42,975	14.8%
Collateral Total		289,582	100.0%
(1)	Based on the underwritten rent rolls dated as of January 5, 2026.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Kimley Horn & Associates has a termination option on July 31, 2027, effective on April 30, 2028.
(4)	National Beverage Corp has a termination option on September 30, 2030, effective on September 30, 2031.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

150

Office – Suburban 8151 and 8201 Peters Road and 8050 Southwest 10th Street Plantation, FL 33324	Collateral Asset Summary – Loan No. 13 Crossroads I, II, & IV	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,500,000 67.5% 1.57x 10.8%

The following table presents certain information relating to the lease rollover schedule at the Crossroads I, II, & IV Property, based on the initial lease expiration date:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	28,903	10.0%	10.0%	$768,559	11.9%	$26.59	6
2028	7,851	2.7%	12.7%	$205,853	3.2%	$26.22	2
2029	3,840	1.3%	14.0%	$104,909	1.6%	$27.32	1
2030	82,477	28.5%	42.5%	$2,219,504	34.3%	$26.91	5
2031	6,421	2.2%	44.7%	$166,946	2.6%	$26.00	1
2032	48,902	16.9%	61.6%	$1,247,001	19.3%	$25.50	1
2033	32,020	11.1%	72.7%	$847,249	13.1%	$26.46	1
2034	0	0.0%	72.7%	$0	0.0%	$0.00	0
2035	0	0.0%	72.7%	$0	0.0%	$0.00	0
2036	36,193	12.5%	85.2%	$909,543	14.1%	$25.13	3
2037 & Thereafter	0	0.0%	85.2%	$0	0.0%	$0.00	0
Vacant	42,975	14.8%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	289,582	100.0%		$6,469,564	100.0%	$26.23	20
(1)	Based on the underwritten rent roll dated as of January 5, 2026.
(2)	Certain tenants may have lease termination options that are exercisable prior to the stated expiration date of the subject lease or leases which are not considered in the Lease Rollover Schedule.

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Crossroads I, II, & IV Property:

Cash Flow Analysis(1)
	2022	2023	2024	TTM 10/31/2025	U/W(2)	U/W Per SF
Base Rent	$5,396,481	$4,910,190	$5,483,013	$6,218,156	$6,469,564	$22.34
Commercial Reimbursements	3,422,125	3,248,613	3,518,933	4,019,061	3,926,894	13.56
Market Revenue from Vacant Units	0	0	0	0	1,786,116	6.17
Other Revenue	86,284	64,346	170,203	75,650	65,513	0.23
Gross Potential Income	$8,904,890	$8,223,149	$9,172,150	$10,312,867	$12,248,087	$42.30
Vacancy Loss	(384,895)	(151,488)	(263,299)	(398,707)	(1,786,116)	(6.17)
Commercial Credit Loss	(15)	(12,313)	(319)	0	0	0.00
Effective Gross Income	$8,519,980	$8,059,347	$8,908,531	$9,914,160	$10,461,971	$36.13
Real Estate Taxes	1,341,235	1,363,219	1,394,984	1,014,928	1,279,735	4.42
Insurance	220,918	280,846	313,651	307,065	293,701	1.01
Management Fee	258,274	240,646	263,951	298,161	313,859	1.08
Other Operating Expenses	2,403,394	2,769,402	2,848,301	2,933,304	2,796,198	9.66
Total Expenses	$4,223,821	$4,654,114	$4,820,888	$4,553,458	$4,683,493	$16.17
Net Operating Income	$4,296,160	$3,405,233	$4,087,644	$5,360,702	$5,778,478	$19.95
Capital Expenditures	0	0	0	0	57,916	0.20
TI/LC	0	0	0	0	121,029	0.42
Net Cash Flow	$4,296,160	$3,405,233	$4,087,644	$5,360,702	$5,599,532	$19.34

Occupancy	77.1%	71.2%	83.1%	82.5%	85.4%
NCF DSCR(3)	1.21x	0.96x	1.15x	1.50x	1.57x
NOI Debt Yield(3)	8.0%	6.4%	7.6%	10.0%	10.8%
(1)	Based on the underwritten rent rolls dated as of January 5, 2026.
(2)	UW Occupancy % represents the economic occupancy.
(3)	Metrics are based on the Crossroads I, II, & IV Whole Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

151

Mixed Use – Office/Retail/Multifamily 800 F Street Northwest Washington, DC 20004	Collateral Asset Summary – Loan No. 14 Historic Row (800 F Street NW)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,000,000 67.9% 1.51x 11.2%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Mixed Use - Office/Retail/Multifamily
Borrower Sponsor(s)(1):	Norman Jemal	Collateral:	Fee
Borrower(s):	Jemal's Historic Row L.L.C.	Location:	Washington, DC
Original Balance:	$32,000,000	Year Built / Renovated:	1875 / 2001
Cut-off Date Balance:	$32,000,000	Property Management:	LPC Commercial Services, Inc. and Borger Management, Inc.
% by Initial UPB:	2.7%	Size(4):	120,860 SF
Interest Rate:	6.88000%	Appraised Value (As Is) / Per SF:	$47,100,000 / $390
Note Date:	February 17, 2026	Appraisal Date:	January 2, 2026
Original Term:	60 months	Occupancy(5):	76.5% (as of 10/31/2025, 2/6/2026)
Amortization:	Interest Only	UW Economic Occupancy:	76.1%
Original Amortization:	NAP	Underwritten NOI(6):	$3,577,874
Interest Only Period:	60 months	Underwritten NCF:	$3,364,613
First Payment Date:	April 6, 2026
Maturity Date:	March 6, 2031	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(6):	$1,946,501 (TTM November 30, 2025)
Additional Debt Balance:	NAP	2024 NOI(6):	$1,592,489
Call Protection:	L(24),D(30),O(6)	2023 NOI(6):	$1,174,984
Lockbox / Cash Management:	Hard / In Place	2022 NOI(6):	$295,630

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$265
Taxes:	$247,500	$36,862	NAP	Maturity Date Loan / SF:	$265
Insurance(2):	$0	Springing	NAP	Cut-off Date LTV:	67.9%
Replacement Reserves:	$0	$4,912	NAP	Maturity Date LTV:	67.9%
TI / LC:	$0	$12,500	NAP	UW NOI DY:	11.2%
Deferred Maintenance:	$113,300	$0	NAP	UW NCF DSCR:	1.51x
Other(3):	$1,897,770	$0	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$32,000,000	89.1%	Loan Payoff	$32,825,447	91.4%
Preferred Equity	$3,500,000	9.7	Upfront Reserves	2,258,570	6.3
Borrower Sponsor Equity	420,024	1.2	Closing Costs	743,082	2.1
			Other Uses(7)	92,925	0.3
Total Sources	$35,920,024	100.0%	Total Uses	$35,920,024	100.0%
(1)	The borrower sponsor is an affiliate of the borrower sponsor under the Seneca One mortgage loan, which is also being contributed to the Benchmark 2026-V21 securitization.
(2)	At the option of the lender, if the liability or casualty policy maintained by the borrower is not an approved blanket or umbrella policy, or if the lender requires the borrower to obtain a separate policy, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount that will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies. At origination, a blanket policy was in place.
(3)	Other Initial Reserves are comprised of (i) an initial unfunded obligations reserve of $1,314,578, and (ii) an upfront free rent reserve of approximately $583,192.
(4)	Size is comprised of 65,515 square feet of office space, 40,262 square feet of retail space, and 15,083 square feet of multifamily space representing nine multifamily units.
(5)	Occupancy represents the total occupancy by square foot of the office, retail, and multifamily components of the Historic Row (800 F Street NW) property.
(6)	Increase in Historical NOI and from Most Recent NOI to Underwritten NOI is primarily attributable to lease-up following the borrower sponsor repositioning the Historic Row (800 F Street NW) property from the International Spy Museum in 2019 which was delayed by the onset of the COVID-19 pandemic. This includes executing five new leases since April 2025 accounting for 38,636 square feet and $1,770,620 of underwritten base rent.
(7)	Other Uses represent closing costs related to the preferred equity. See “Certain Terms of the Mortgage Loan—Additional Indebtedness—Preferred Equity” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

152

Mixed Use – Office/Retail/Multifamily 800 F Street Northwest Washington, DC 20004	Collateral Asset Summary – Loan No. 14 Historic Row (800 F Street NW)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,000,000 67.9% 1.51x 11.2%

The following table presents certain information relating to the residential unit mix at the Historic Row (800 F Street NW) property:

Unit Mix(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (SF)	Average Monthly Rental Rate	Average Monthly Market Rent Per Unit(2)
1BR/1BA	1	11.1%	1	100.0%	995	$2,485	$2,485
1BR/1BA - Study	1	11.1%	1	100.0%	1,372	$3,270	$3,270
2BR/2BA	3	33.3%	3	100.0%	1,763	$4,026	$4,029
2BR/2BA - Study	4	44.4%	3	75.0%	1,857	$4,118	$4,115
Total/Wtd. Avg.	9	100.0%	8	88.9%	1,676	$3,774	$3,811
(1)	Based on the underwritten rent roll dated February 6, 2026. Average Monthly Rental Rate is based on occupied units.
(2)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

153

Mixed Use – Office/Retail/Multifamily 800 F Street Northwest Washington, DC 20004	Collateral Asset Summary – Loan No. 14 Historic Row (800 F Street NW)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,000,000 67.9% 1.51x 11.2%

The following table presents certain information relating to the largest commercial tenants by underwritten base rent at the Historic Row (800 F Street NW) property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)(3)	% of Portfolio Net Rentable Area(3)	U/W Base Rent(4)	U/W Base Rent Per SF(3)	% of Portfolio U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Option
Major Tenants Retail
DSU District of Columbia LLC	NR/NR/NR	21,845	20.7%	884,340	$40.48	21.2%	6/30/2037	N	2 x 5 yr
Shake Shack	NR/NR/NR	3,205	3.0%	551,404	$172.05	13.2%	6/30/2028	N	1 x 5 yr
Nando's Restaurant Group, Inc.(5)	NR/NR/NR	3,379	3.2%	263,632	$78.02	6.3%	4/30/2038	N	1 x 5 yr
Total Major Retail Tenants		28,429	26.9%	$1,699,377	$59.78	40.8%
Major Tenants-Office
New Venture Fund	NR/NR/NR	17,121	16.2%	640,625	$37.42	15.4%	4/30/2031	N	1 x 5 yr
The Raben Group	NR/NR/NR	7,118	6.7%	413,927	$58.15	9.9%	5/8/2035	Y(6)	1 x 5 yr
Leadership Connect Inc	NR/NR/NR	7,706	7.3%	394,933	$51.25	9.5%	8/31/2030	Y(7)	1 x 5 yr
Atlas Crossing LLC	NR/NR/NR	5,872	5.6%	312,978	$53.30	7.5%	3/31/2034	N	1 x 5 yr
Nando's Restaurant Group, Inc.(5)	NR/NR/NR	5,019	4.7%	277,802	$55.35	6.7%	8/31/2039	N	1 x 5 yr
ZDS, Inc.	NR/NR/NR	4,949	4.7%	253,636	$51.25	6.1%	6/30/2031	N	1 x 5 yr
Cigar Association of America(8)	NR/NR/NR	2,988	2.8%	168,449	$56.38	4.0%	7/31/2036	Y(8)	1 x 5yr
Total Major Office Tenants		50,773	48.0%	$2,462,348	$48.50	59.2%
Total Major Tenants		79,202	74.9%	$4,161,725	$52.55	100.0%
Remaining Occupied		0	0.0%	0	$0.00	0.0%
Total Occupied		79,202	74.9%	$4,161,725	$52.55	100.0%
Vacant		26,575	25.1%
Total		105,777	100.0%
(1)	Based on the underwritten rent roll dated October 31, 2025 and inclusive of $98,525 contractual rent steps through February 1, 2027.
(2)	Certain ratings are those of the parent company, whether or not the parent guarantees the lease.
(3)	Net Rentable Area (SF) and U/W Base Rent Per SF represent SF for the commercial component of the Historic Row (800 F Street NW) property.
(4)	Each of the following tenants has abated rent as follows: (i) ZDS, Inc. ($6,000 abatement in April 2026 and $3,000 abatement in May 2026), (ii) Cigar Association of America ($14,037.38 abatement in each of January and February 2027, $14,388.31 abatement in each of January and February 2028, $14,748.02 abatement in each of January and February 2029, $15,116.72 abatement in each of January and February 2030, $15,494.64 abatement in each of January and February 2031, $15,882.00 abatement in each of January and February 2032, $16,279.05 abatement in each of January and February 2033, and $16,686.03 abatement in each of January and February 2034), (iii) The Raben Group ($17,246.94 for the months of October 2026 and November 2026), (iv) Atlas Crossing LLC ($25,445.33 abatement in beginning April 2026 through September 2026), (v) New Venture Fund ($33,750.00 abatement for the month of April 2026), and (vi) Nando’s Restaurant Group ($27,002.96 abatement from January 2038 through April 2038).
(5)	Nando’s occupies two spaces at the Historic Row (800 F Street NW) property, operating a 3,379 square foot restaurant expiring April 30, 2038 as well as a 5,019 square foot office space expiring August, 31 2039.
(6)	The Raben Group has the right to terminate its lease effective as of March 31, 2031 provided it gives 12 months prior written notice and pays a termination fee.
(7)	Leadership Connect Inc. has the right to terminate its lease effective as of October 31, 2028 provided it gives 12 months but no more than 18 months prior written notice and pays a termination fee.
(8)	Cigar Association of America has the right to terminate its lease effective as of July 31, 2032, provided that it is occupying at least 75.0% of its leased premises, gives at least nine months prior written notice and pays a termination fee.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

154

Mixed Use – Office/Retail/Multifamily 800 F Street Northwest Washington, DC 20004	Collateral Asset Summary – Loan No. 14 Historic Row (800 F Street NW)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,000,000 67.9% 1.51x 11.2%

The following table presents certain information relating to the lease rollover schedule at the Historic Row (800 F Street NW) property, based on initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	3,205	3.0%	3.0%	$551,404	13.2%	$172.05	1
2029	0	0.0%	3.0%	$0	0.0%	$0.00	0
2030	7,706	7.3%	10.3%	$394,933	9.5%	$51.25	1
2031	22,070	20.9%	31.2%	$894,261	21.5%	$40.52	2
2032	0	0.0%	31.2%	$0	0.0%	$0.00	0
2033	0	0.0%	31.2%	$0	0.0%	$0.00	0
2034	5,872	5.6%	36.7%	$312,978	7.5%	$53.30	1
2035	7,118	6.7%	43.5%	$413,927	9.9%	$58.15	1
2036 & Beyond	33,231	31.4%	74.9%	$1,594,222	38.3%	$47.97	4
Vacant	26,575	25.1%	100.0%	NAP	NAP	NAP	0
Total / Wtd. Avg.	105,777	100.0%		$4,161,725	100.0%	$52.55	10
(1)	Based on the underwritten rent roll dated October 31, 2025 and inclusive of $98,525 contractual rent steps through February 1, 2027. Certain tenants may have lease termination options that are not reflected in the Lease Rollover Schedule.
(2)	Represents SF for the commercial component of the Historic Row (800 F Street NW) property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

155

Mixed Use – Office/Retail/Multifamily 800 F Street Northwest Washington, DC 20004	Collateral Asset Summary – Loan No. 14 Historic Row (800 F Street NW)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,000,000 67.9% 1.51x 11.2%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Historic Row (800 F Street NW) property:

Cash Flow Analysis(1)(2)
	2022	2023	2024	TTM 11/30/2025	U/W	U/W Per SF(3)
Base Rent	$1,539,968	$2,086,334	$2,343,130	$2,552,924	$4,063,200	$38.41
Contractual Rent Steps(4)	0	0	0	0	98,525	$0.93
Potential Income from Vacant Space	0	0	0	0	1,491,208	$14.10
Gross Potential Rent	$1,539,968	$2,086,334	$2,343,130	$2,552,924	$5,652,932	$53.44
Reimbursements	80,393	230,512	350,325	306,729	316,787	$2.99
Total Gross Income	$1,620,362	$2,316,845	$2,693,455	$2,859,653	$5,969,719	$56.44
Other Income(5)	$16,369	$59,978	$171,478	$277,808	$277,808	$2.63
Multifamily Income	$317,660	$354,988	$370,801	$375,707	$374,388	$41,599
(Vacancy / Credit Loss)	$0	$0	$0	$0	($1,491,208)	($14.10)
Effective Gross Income	$1,954,391	$2,731,812	$3,235,734	$3,513,168	$5,130,707	$48.50

Management Fee	91,375	123,332	152,955	167,794	153,921	$1.46
Real Estate Taxes	721,667	701,872	587,618	468,664	451,148	$4.27
Insurance	43,514	56,165	38,586	30,578	47,364	$0.45
Contract Services	213,946	152,847	277,086	239,812	239,812	$2.27
Repairs & Maintenance	170,709	140,989	151,686	186,183	186,183	$1.76
Multifamily Expenses	93,106	68,548	66,072	70,021	70,791	$7,866
Other Expenses(6)	324,444	313,075	369,242	403,615	403,615	$3.82
Total Expenses	$1,658,761	$1,556,828	$1,643,245	$1,566,667	$1,552,833	$14.68

Net Operating Income	$295,630	$1,174,984	$1,592,489	$1,946,501	$3,577,874	$33.82
Replacement Reserves	0	0	0	0	58,946	$0.56
Normalized TI/LC	0	0	0	0	154,314	$1.46
Net Cash Flow	$295,630	$1,174,984	$1,592,489	$1,946,501	$3,364,613	$31.81

Occupancy (%)	41.1%	41.6%	41.6%	74.9%(7)	76.1%(8)
NCF DSCR	0.13x	0.53x	0.71x	0.87x	1.51x
NOI Debt Yield	0.9%	3.7%	5.0%	6.1%	11.2%
(1)	Underwritten Base Rent is based on the underwritten rent roll dated October 31, 2025.
(2)	Increase in Historical NOI and from Most Recent NOI to Underwritten NOI is primarily attributable to lease-up following the borrower sponsor repositioning the Historic Row (800 F Street NW) property from the International Spy Museum in 2019 which was delayed by the onset of the COVID-19 pandemic. This includes executing five new leases since April 2025 accounting for 38,636 square feet and $1,770,620 of underwritten base rent.
(3)	U/W Per SF is based on the total commercial square footage of 105,777 for all line items except Multifamily Income and Multifamily Expenses, which is based on the nine multifamily units at the Historic Row (800 F Street NW) property.
(4)	Contractual Rent Steps are inclusive of $98,525 contractual rent steps through February 1, 2027.
(5)	Other Income includes utility reimbursements.
(6)	Other Expenses includes utilities, general and administrative expenses, and non-reimbursable expenses such as non-recoverable repairs and maintenance, trash removal, and salaries.
(7)	Represents commercial occupancy as of the underwritten rent roll dated October 31, 2025.
(8)	Represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

156

Mixed Use – Office/Retail/Multifamily 800 F Street Northwest Washington, DC 20004	Collateral Asset Summary – Loan No. 14 Historic Row (800 F Street NW)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,000,000 67.9% 1.51x 11.2%

Appraisal. According to the appraisal, the Historic Row (800 F Street NW) property had an “as-is” appraised value of $47,100,000 as of January 2, 2026, as shown in the table below.

Historic Row (800 F Street NW) Appraised Value(1)
Property	Value	Capitalization Rate
Historic Row (800 F Street NW)	$47,100,000	7.50%
(1)	Source: Appraisal.

The following table presents certain information relating to comparable retail properties to the Historic Row (800 F Street NW) property:

Comparable Retail Rental Summary(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Tenant	Suite Size (SF)	Lease Commencement	Lease Term (Mos.)	Base Rent (PSF)
Historic Row 800 F Street Northwest Washington, DC	-	1875 / 2001	DSU District of Columbia LLC(2)	21,845(2)	Dec-21(2)	186(2)	$39.69(2)
Anthem Row 801 I Street NW Washington, DC	0.3 mi	1990 / NAP	City Tap House	8,685	Oct-22	180	$57.50
The Victor Building 750 9th Street NW Washington, DC	0.4 mi	1909 / 2021	Maman	3,789	Dec-22	140	$45.00
The Homer Building 601 13th Street NW Washington, DC	0.6 mi	1913 / 1990	Coffee Republic	1,763	Jul-23	120	$53.00
The Wharf - Phase II - Retail 652 Wharf Street SW Washington, DC	1.6 mi	2022 / NAP	Fogo de Chao	7,500	Nov-24	120	$62.50
2050 M Street NW 2050 M Street NW Washington, DC	1.9 mi	2020 / NAP	Dig Inn	1,760	Feb-25	136	$60.00
1901 L Street NW 1901 L Street NW Washington, DC	1.9 mi	1978 / 2018	Roasting Plant Coffee	1,772	Apr-23	134	$66.00
(1)	Source: Appraisal
(2)	Based on the underwritten rent roll dated October 31, 2025. Base Rent (PSF) excludes rent steps.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

157

Mixed Use – Office/Retail/Multifamily 800 F Street Northwest Washington, DC 20004	Collateral Asset Summary – Loan No. 14 Historic Row (800 F Street NW)	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,000,000 67.9% 1.51x 11.2%

The following table presents certain information relating to comparable office properties to the Historic Row (800 F Street NW) property:

Comparable Office Rental Summary(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Tenant	Suite Size (SF)	Lease Commencement	Lease Term (Mos.)	Base Rent (PSF)
Historic Row 800 F Street Northwest Washington, DC	-	1875 / 2001	Leadership Connect Inc(2)	7,706(2)	Apr-25(2)	65	$50.00(2)
505 9th Street NW 505 9th Street NW Washington, DC	0.1 mi	2007 / NAP	Panasonic Corporation of North America	2,455	Jun-25	36	$55.00
777 6th Street NW 777 6th Street NW Washington, DC	0.3 mi	2007 / NAP	Forbes Tate	18,172	Nov-26	132	$58.50
Washington Center 1001 G Street NW Washington, DC	0.5 mi	1989 / NAP	Specialty Equipment Market Association	3,075	Jul-25	94	$58.00
900 7th Street NW 900 7th Street NW Washington, DC	0.8 mi	2004 / NAP	Parker Poe Adams & Bernstein LLP	13,746	Nov-25	134	$59.45

(1)	Source: Appraisal
(2)	Based on the underwritten rent roll dated October 31, 2025. Base Rent (PSF) excludes rent steps.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

158

Mixed Use – Lab/Office 11202-11214 El Camino Real San Diego, CA 92130	Collateral Asset Summary – Loan No. 15 Torrey Heights	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 50.7% 2.11x 10.8%

Mortgage Loan Information		Property Information
Loan Seller:	GACC, GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Mixed Use– Lab/Office
Borrower Sponsor(s)(1):	Breakthrough Properties Income Portfolio, L.P.	Collateral:	Fee
Borrower(s):	Torrey View Owner, L.L.C.	Location:	San Diego, CA
Original Balance(2):	$30,000,000	Year Built / Renovated(9):	2023-2024/NAP
Cut-off Date Balance(2):	$30,000,000	Property Management(10):	Tishman Speyer Properties, L.L.C.
% by Initial UPB:	2.5%	Size:	520,604 SF
Interest Rate(3):	4.96834477263158%	Appraised Value / Per SF(11):	$723,406,014 / $1,390
Note Date:	January 9, 2026	Appraisal Date(11):	January 5, 2026
Original Term(4):	60 months	Occupancy:	100.0% (as of November 30, 2025)
Amortization(4):	Interest Only - ARD	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI(12):	$39,555,043
Interest Only Period:	60 months	Underwritten NCF:	$38,930,319
First Payment Date:	February 9, 2026
Maturity Date(4):	January 9, 2031	Historical NOI
Additional Debt Type(2):	Pari Passu / B-Notes	Most Recent NOI(12):	$9,094,033 (TTM October 31, 2025)
Additional Debt Balance(2)(5):	$336,500,000 / $98,500,000	2024 NOI(13):	NAV
Call Protection(6):	L(26),D(27),O(7)	2023 NOI(13):	NAV
Lockbox / Cash Management:	Hard / Springing	2022 NOI(13):	NAV

Reserves(7)				Financial Information(2)
	Initial	Monthly	Cap		Senior Loan	Whole Loan
Taxes:	$0	Springing	NAP	Cut-off Date Loan / SF:	$704	$893
Insurance:	$0	Springing	NAP	Maturity Date Loan / SF:	$704	$893
Replacement Reserves:	$0	Springing	$156,181	Cut-off Date LTV:	50.7%	64.3%
TI / LC:	$0	Springing	NAP(8)	Maturity Date LTV:	50.7%	64.3%
Specified Tenant Reserve:	$21,129,162(7)	$0	NAP	UW NOI DY:	10.8%	8.5%
				UW NCF DSCR:	2.11x	1.61x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Senior Loan Amount:	$366,500,000	78.8%	Preferred Equity Payoff(14):	$340,034,733	73.1%
Subordinate Loan Amount:	98,500,000	21.2	Return of Equity	98,991,224	21.3
			Upfront Reserves:	21,129,162	4.5
			Closing Costs:	4,844,881	1.0
Total Sources:	$465,000,000	100.0%	Total Uses:	$465,000,000	100.0%
(1)	There is no non-recourse carveout guarantor or separate environmental indemnitor with respect to the Torrey Heights Whole Loan (as defined below).
(2)	The fifteenth largest mortgage loan (the “Torrey Heights Mortgage Loan”) is part of a whole loan (the “Torrey Heights Whole Loan”). The Torrey Heights Mortgage Loan, with an aggregate outstanding principal balance of $30,000,000, is evidenced by two of the 10 pari passu senior notes with an aggregate outstanding principal balance of $366,500,000 as of the Cut-off Date (collectively, the “Torrey Heights Senior Notes”). The remainder of the Torrey Heights Whole Loan is comprised of three pari passu subordinate junior notes with an aggregate outstanding principal balance of $98,500,000 as of the Cut-off Date (the “Torrey Heights Junior Notes”). The Torrey Heights Whole Loan was co-originated by JPMorgan Chase Bank, National Association (“JPMCB”), German American Capital Corporation (“GACC”) and Goldman Sachs Bank USA (“GSBI”).
(3)	The Torrey Heights Mortgage Loan has a weighted average interest rate of 4.96834477263158% per annum and the Torrey Heights Whole Loan has a weighted average interest rate of 5.13175188172043% per annum. The weighted average interest rate of the Torrey Heights Mortgage Loan represents the interest rate of Component A and Component B of the Torrey Heights Whole Loan (which relate to the Torrey Heights Senior Notes), and not of Component C and Component D of the Torrey Heights Whole Loan, which relate to the Torrey Heights Junior Notes. Notes A-1, A-2, and A-3 which were contributed to the TORY 2026-HGTS transaction, accrue interest at a rate of 4.96858449656751% per annum. Notes A-4-1, A-4-2, A-5, A-6-1, A-6-2, A-7, and A-8 accrue interest at a rate of 4.96834477263158% per annum.
(4)	The Torrey Heights Whole loan is structured with an anticipated repayment date (the “ARD”) five years following the note date. The final maturity for the Torrey Heights Whole Loan is January 9, 2036. Following the ARD, the interest rate of the Torrey Heights Whole Loan will increase to the greater of: (a) the sum of (i) the initial interest rate plus (ii) 2.00%, and (b) the five-year U.S. Treasury rate on the ARD plus (i) the closing date spread (which is with respect to (i) Component A, 1.18%, (ii) Component B, 1.42%, (iii) Component C, 1.71% and (iv) Component D, 2.34%) and (ii) 2.00% (the “Adjusted Interest Rate”). After the ARD, additional interest will accrue monthly in an amount equal to (a)(i) interest which accrues for the preceding interest accrual period at the Adjusted Interest Rate, minus (ii) the monthly debt service payment calculated at the initial interest rate, together with (b) interest thereon at the Adjusted Interest Rate (the “Post-ARD Additional Interest”). Following the borrower’s failure to repay the Torrey Heights Whole Loan in full on or before the ARD, on each monthly payment date thereafter, the borrower will be required to pay an amount equal to (i) the monthly debt service payment and (ii) solely to the extent of excess cash flow available and applied to Post-ARD Additional Interest, an amount equal to the Post-ARD Additional Interest. If no excess cash flow is available and applied to Post-ARD Additional Interest, such amount will be deferred and added to the debt to be paid at maturity. From and after the ARD, all excess cash flow will be applied first, to reduce the outstanding Torrey Heights Whole Loan amount to zero and then, to Post-ARD Additional Interest.
(5)	The Torrey Heights Whole Loan documents permit a direct or indirect owner of the borrower to incur a mezzanine loan secured by 100% of the ownership interests in the borrower

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

159

Mixed Use – Lab/Office 11202-11214 El Camino Real San Diego, CA 92130	Collateral Asset Summary – Loan No. 15 Torrey Heights	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 50.7% 2.11x 10.8%
provided that (i) the principal balance of such mezzanine loan must be in an amount not to exceed the lesser of (A) $23,250,000 and (B) an amount that, when added to the outstanding principal balance of the Torrey Heights Whole Loan, will result in a combined loan to value ratio not greater than 64.3%, a combined debt service coverage ratio not less than 1.61x and a combined net operating income debt yield not less than 8.5%. Such mezzanine loan must be coterminous with the Torrey Heights Whole Loan and provide that if it is not paid in full prior to the ARD, payments of debt service under such mezzanine loan may not be disbursed from funds on deposit in the cash management account and will instead be added to the outstanding principal balance of such mezzanine loan.
(6)	Defeasance of the Torrey Heights Whole Loan is permitted after the date that is the earlier of (i) two years from the closing date of the securitization that includes the last note to be securitized and (ii) February 9, 2029. The assumed defeasance lockout period of 26 payments is based on the anticipated closing date of the Benchmark 2026-V21 securitization in March 2026. The actual lockout period may be longer.
(7)	The Torrey Heights Whole Loan is structured with an upfront reserve of $21,129,162, encompassing outstanding leasing obligations and free rent associated with Pfizer Inc.’s lease.
(8)	The springing TI/LC reserve deposit occurs following a lease sweep period and is capped at $125 PSF of the applicable space triggering the lease sweep period.
(9)	The Torrey Heights property was completed in 2024.
(10)	The Torrey Heights property is managed by Tishman Speyer Properties, L.L.C., however, Breakthrough Spaces, L.L.C. is the Torrey Heights property’s sub-manager. The borrower sponsor is indirectly controlled by Breakthrough Properties LLC, a joint venture between Tishman Speyer and Bellco Capital.
(11)	Appraised Value of $723,406,014 represents the appraisal’s concluded "As Is (Funded Reserve)” value as of January 5, 2026, which is subject to the extraordinary assumption that a reserve is fully funded at the origination of the Torrey Heights Whole Loan to cover the assumed remaining $9,406,014 contractual tenant improvement allowance for Pfizer Inc. The actual amount reserved for this purpose was $10,242,043. The appraisal also concluded an “As Is” value, as of December 4, 2025, of $714,000,000. Based on the As Is appraised value and the Torrey Heights Senior Notes, the Appraised Value PSF, Cut-off Date LTV and Maturity Date LTV are $1,371, 51.3% and 51.3%, respectively, and based on the Torrey Heights Whole Loan are $1,371, 65.1% and 65.1%, respectively.
(12)	The increase from Most Recent NOI to Underwritten NOI is due to the Most Recent NOI period including significant free rent for substantially all tenants, all of which has now expired except for Pfizer Inc. (which has a free rent period through July 2026). All outstanding obligations have been reserved for upfront in connection with loan origination.
(13)	Historical cash flows are unavailable because the Torrey Heights property was built in 2024.
(14)	Preferred Equity Payoff refers to the payoff of a preferred equity investment from a large Japanese real estate investment firm. The preferred equity has been paid off with the net proceeds of the Torrey Heights Whole Loan.

The relationship between the holders of the Torrey Heights Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Torrey Heights Pari Passu-AB Whole Loan” in the Preliminary Prospectus. The Torrey Heights Whole Loan is serviced under the trust and servicing agreement for the TORY 2026-HGTS securitization trust. See “The Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the Torrey Heights Whole Loan:

Torrey Heights Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$144,900,000	$144,900,000	TORY 2026-HGTS	Yes
A-2	$48,300,000	$48,300,000	TORY 2026-HGTS	No
A-3	$48,300,000	$48,300,000	TORY 2026-HGTS	No
A-4-1	$42,000,000	$42,000,000	BANK5 2026-5YR20	No
A-4-2(1)	$8,000,000	$8,000,000	JPMCB	No
A-5(1)	$25,000,000	$25,000,000	JPMCB	No
A-6-1	$15,000,000	$15,000,000	Benchmark 2026-V21	No
A-6-2	$10,000,000	$10,000,000	Benchmark 2026-V20	No
A-7	$15,000,000	$15,000,000	Benchmark 2026-V21	No
A-8	$10,000,000	$10,000,000	Benchmark 2026-V20	No
Total Senior Notes	$366,500,000	$366,500,000
B-1	$59,100,000	$59,100,000	TORY 2026-HGTS	No
B-2	$19,700,000	$19,700,000	TORY 2026-HGTS	No
B-3	$19,700,000	$19,700,000	TORY 2026-HGTS	No
Total Junior Notes	$98,500,000	$98,500,000
Whole Loan	$465,000,000	$465,000,000
(1)	Expected to be contributed to one or more future securitization transactions or may otherwise be transferred at any time.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

160

Mixed Use – Lab/Office 11202-11214 El Camino Real San Diego, CA 92130	Collateral Asset Summary – Loan No. 15 Torrey Heights	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 50.7% 2.11x 10.8%

The following table presents certain information relating to tenancy at the Torrey Heights property based on underwritten base rent:

Tenant Summary(1)
Tenant	Ratings (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Total NRA	U/W Base Rent	UW Base Rent PSF	% of Total UW Base Rent	Lease Exp. Date	Termination Option (Y/N)	Renewal Option
Pfizer Inc.	NR/A/A2	230,132	44.2%	$18,896,981	$82.11	45.6%	3/30/2039	Y(3)	2 x 7 Yr
Becton Dickinson and Company	BBB/BBB/Baa2	220,270	42.3%	$16,319,804	$74.09	39.4%	7/31/2036	N	2 x 5 Yr
Actio Biosciences, Inc.	NR/NR/NR	27,502	5.3%	$2,538,388	$92.30	6.1%	2/28/2035	N	1 x 5 Yr
Architect Therapeutics, Inc.	NR/NR/NR	29,734	5.7%	$2,460,494	$82.75	5.9%	9/30/2031	N	1 x 5 Yr
Charles River Laboratories Inc	BBB-/BB/Ba2	12,966	2.5%	$1,180,233	$91.03	2.9%	3/31/2037	N	1 x 5 Yr
		520,604	100.0%	$41,395,900	$79.52	100.0%
Vacant Space		0	0.0
Collateral Total		520,604	100.0%

(1)	Based on the underwritten rent roll dated November 30, 2025.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	Pfizer Inc. (“Pfizer”) has a one-time option to reduce its occupancy by one floor in either Building A or Building B, effective July 31, 2036 (the “Contraction Date”), subject to a contraction fee equal to the prorated share, based on the net rentable area of the floor being terminated compared to the total square footage, of (i) the unamortized portion of the tenant improvement allowance contributed by the borrower, which is not to exceed $350 per rentable SF, and brokerage commissions payable as of the Contraction Date, amortized on a straight-line basis over the initial term, plus (ii) 8% annual interest on the foregoing.

The following table presents certain information relating to the lease rollover schedule at the Torrey Heights property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	0	0.0%	0.0%	$0	0.0%	$0.00	0
2029	0	0.0%	0.0%	$0	0.0%	$0.00	0
2030	0	0.0%	0.0%	$0	0.0%	$0.00	0
2031	29,734	5.7%	5.7%	$2,460,494	5.9%	$82.75	1
2032	0	0.0%	5.7%	$0	0.0%	$0.00	0
2033	0	0.0%	5.7%	$0	0.0%	$0.00	0
2034	0	0.0%	5.7%	$0	0.0%	$0.00	0
2035	27,502	5.3%	11.0%	$2,538,388	6.1%	$92.30	1
2036 & Beyond	463,368	89.0%	100.0%	$36,397,018	87.9%	$78.55	3
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	520,604	100.0%		$41,395,900	100.0%	$79.52	5
(1)	Based on the underwritten rent roll dated November 30, 2025. Certain tenants may have termination or contraction options that are not taken into account in the Lease Rollover Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

161

Mixed Use – Lab/Office 11202-11214 El Camino Real San Diego, CA 92130	Collateral Asset Summary – Loan No. 15 Torrey Heights	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 50.7% 2.11x 10.8%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Torrey Heights property:

Torrey Heights Cash Flow Analysis(1)
	TTM 10/31/2025 (2)(3)	UW(2)	UW PSF
Rents In Place	$36,643,474	$40,189,530	$77.20
Rent Steps	$0	$1,206,371	$2.32
Straight Line IG Rent Steps	$0	$2,013,004	$3.87
Gross Potential Rent	$36,643,474	$43,408,904	$83.38
Vacancy	$0	($2,844,228)	($5.46)
Free Rent	($20,002,090)	$0
Expense Reimbursement(4)	$6,650,105	$13,475,655	$25.88
Effective Gross Income	$23,291,490	$54,040,332	$103.80

Real Estate Taxes	$5,021,460	$4,905,420	$9.42
Insurance	$921,111	$884,030	$1.70
Management	$916,879	$1,000,000	$1.92
Other Operating Expenses	$7,338,006	$7,695,838	$14.78
Total Expenses	$14,197,457	$14,485,288	$27.82

Net Operating Income	$9,094,033	$39,555,043	$75.98
TI/LC	$0	$520,604	$1.00
Replacement Reserves	$0	$104,121	$0.20
Net Cash Flow	$9,094,033	$38,930,319	$74.78

Occupancy %	100.0%(3)	95.0%(4)
NCF DSCR(5)	0.49x	2.11x
NOI Debt Yield(5)	2.5%	10.8%
(1)	Based on the underwritten rent roll dated November 30, 2025. Historical cash flows are unavailable because the Torrey Heights property was built in 2024.
(2)	The increase from TTM 10/31/2025 Net Operating Income to UW Net Operating Income is due to the TTM 10/31/2025 period including significant free rent for substantially all tenants, all of which has now expired except for Pfizer (which has a free rent period through July 2026). All outstanding obligations have been reserved for upfront in connection with loan origination.
(3)	Pfizer’s reimbursement did not commence until October 2025. Additionally, reimbursements are subject to true-ups at the end of the calendar year. As a result, the expense reimbursements for TTM October 2025 reflect December 2024 figures.
(4)	UW assumes an in-place vacancy rate of 5.0%. As of November 30, 2025, the Torrey Heights property was 100.0% occupied.
(5)	Based on the Torrey Heights Senior Notes. The UW NCF DSCR and UW NOI Debt Yield based on the Torrey Heights Whole Loan are 1.61x and 8.5% respectively.

Appraisal. According to the appraisal, the Torrey Heights property has an “As Is (Funded Reserve)” appraised value of $723,406,014 as of January 5, 2026, which is subject to the extraordinary assumption that a reserve is fully funded at the origination of the Torrey Heights Whole Loan to cover the assumed remaining $9,406,014 contractual tenant improvement allowance for Pfizer. The actual amount reserved for this purpose was $10,242,043. The appraisal also concluded an “As Is” value of $714,000,000 as of December 4, 2025.

Torrey Heights Appraised Value(1)
Property	Value	Capitalization Rate
Torrey Heights	$723,406,014	5.50%
(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

162

Mixed Use – Lab/Office 11202-11214 El Camino Real San Diego, CA 92130	Collateral Asset Summary – Loan No. 15 Torrey Heights	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 50.7% 2.11x 10.8%

The table below presents certain information relating to life science leases comparable to those at the Torrey Heights property identified by the appraisal:

	Comparable Life Science Lease Summary(1)
Property Name	Address	Tenant	Lease Type	Submarket	NRA (SF)	Start Date	Term (mos.)	Rent PSF (NNN)	TIs PSF	Free Rent (Mos.)
Torrey Heights	11202-11214 El Camino Real			Del Mar Heights/Torrey Hills	520,604			$79.52
Headquarters Point	4902 Headquarters Point	Mirador Therapeutics	New	Sorrento Mesa	66,569	February-25	94	$75.24	$265.00	16
Spectrum III	3013 Science Park Rd	Rayze Bio	New	Torrey Pines	61,127	January-26	120	$75.60	$250.00	3
10255 Science Center Dr.	10255 Science Center Dr.	BlossomHill Therapeutics	New	Torrey Pines	46,353	May-25	120	$78.00	$300.00	11
One Alexandria Square	10945-19045 Alexandria Wy	Altos Lab	New	Torrey Pines	158,990	April-25	180	$87.00	$305.00	0
Campus Point	10210 Campus Point Dr	Novartis	New	UTC	466,598	December-28	192	$87.00	$350.00	12
Minimum					46,353		94	$75.24	$250.00	0
Maximum					466,598		192	$87.00	$350.00	16
Weighted Average(2)					159,927		172	$84.63	$323.43	9
(1)	Source: Appraisal.
(2)	Weighted by NRA.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs % Co. LLC, & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

163